UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                                                      811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	8/31
Date of reporting period:	8/31/2008

FORM N-CSR

Item 1. Reports to Stockholders.

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Bond Fund	3
BNY Mellon Intermediate Bond Fund	6
BNY Mellon Short-Term U.S. Government Securities Fund	9
Understanding Your Fund's Expenses	12
Comparing Your Fund's Expenses With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	41
Important Tax Information	42
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	43
Board Members Information	47
Officers of the Trust	49

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present to you this annual report of BNY Mellon Funds Trust, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic and market conditions generally remained unsettled throughout the reporting period. A persistent credit crisis, downturns in the U.S. and global economies and resurgent inflationary pressures produced heightened bond market volatility. As investors grew more risk averse, they moved away from riskier market sectors toward the relative credit safety of U.S. government securities, and more stable money market funds. As a result, valuations in some market sectors declined to their lowest levels in many years. For investors with the long-term perspective and discipline to withstand the day-to-day volatility of these markets, we see compelling value.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures. The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, rather than entering either a sustained rebound or a severe recession. As always, your portfolio manager can help you position your investments accordingly.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2008

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Bond Fund’s Class M shares achieved a total return of 6.17%, and the fund’s Investor shares achieved a total return of 5.81% ..1 In comparison, the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”), achieved a total return of 5.86%, and the average return of funds reported in the Lipper Intermediate Investment Grade Debt category was 1.58% for the same period.2

Heightened volatility in the bond market persisted throughout the reporting period as a global credit crisis continued to trigger a “flight to quality” among investors, benefiting U.S. Treasury securities but punishing most other fixed-income market sectors. The fund’s Class M shares produced higher returns relative to its benchmark, primarily due to an overweighted position in U.S.Treasury securities and an emphasis on short-duration, high-quality corporate- and mortgage-backed securities.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Credit and Economic Concerns Fueled Volatility

A credit crisis that began in the sub-prime mortgage market continued to dampen investor sentiment over much of the reporting period, causing prices in most segments of the bond market to fall.The impact of the credit crunch was particularly severe among riskier mortgage- and asset-backed securities. In addition, slumping housing markets, a weaker job market and soaring food and energy prices sparked a downturn in the U.S. economy, leading to lower prices for corporate bonds. In contrast, U.S.Treasury securities gained value as newly risk-averse investors flocked to the relatively safe haven provided by government-backed investments.

The Federal Reserve Board (the “Fed”) responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing short-term interest rates from 5.25% at the start of the reporting period to 2.00% at the end.As a result of these moves, yield differences generally widened along the bond market’s maturity range. Intermediate-term securities were among the greater beneficiaries of the steepening yield curve.

Fixed-income markets began to see signs of improvement in March 2008, after the Fed participated in a plan to prevent the insolvency of a major investment bank from damaging other financial institutions. Market liquidity appeared to improve, and spread sectors generally rallied. However, over the summer, heightened inflation concerns, another wave of sub-prime related write-downs by global investment banks and larger-than-expected losses at U.S. government-sponsored mortgage agencies Fannie Mae and Freddie Mac had offset a substantial portion of the rebound by the reporting period’s end.

Positioned Early for Value-Oriented
Opportunities

As prices of mortgage-backed, asset-backed and corporate securities declined, we intensified our focus on credit quality, increasing the fund’s holdings of bonds we deemed to be relatively insensitive to the economic downturn and turmoil in the credit markets. We trimmed holdings of riskier corporate, asset-backed and commercial mortgage-backed securities, and we shifted the remaining allocation in these sub-sectors to bonds

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

with higher levels of credit quality and shorter maturities or call dates. Conversely, we increased the fund’s exposure to longer-duration U.S.Treasury securities.As a result, the fund held none of the securities that were hit hardest by the credit crisis.

Among the fund’s holdings of U.S. government agency securities, we maintained a slightly underweighted overall position relative to the benchmark, and we focused primarily on securities from Ginnie Mae, which are backed by the U.S. government, over those from Fannie Mae and Freddie Mac.This strategy benefited the fund’s performance when Fannie Mae and Freddie Mac encountered severe financial problems that, soon after the reporting period’s end, resulted in their takeover by the federal government.

Consistent with our focus on shorter-maturity corporate and asset-backed securities, we set the fund’s weighted average maturity in a range that was shorter than industry averages.This position detracted modestly from the fund’s relative performance in the declining interest-rate environment.

Maintaining a Cautious Investment Posture

As of the end of the reporting period, the U.S. economy has continued to struggle, and the global credit crisis has not abated.Therefore, we generally have maintained the fund’s defensive strategies. However, after extensive credit analysis, we have found what we believe are attractive values among certain corporate bonds that appear to have been punished too severely during the downturn, and we recently reallocated assets in a way that more closely mirrors the composition of the fund’s benchmark.

September 15, 2008

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

18,000
16,000
14,000
12,000
10,000
Dollars
BNY Mellon Bond Fund (Class M shares)
Lehman Brothers U.S. Aggregate Index†
$17,215
$16,210
98
99
00
01
02
03
04
05
06
07
08
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Bond Fund Class M shares and the Lehman Brothers U.S. Aggregate Index

Average Annual Total Returns *as of 8/31/08*

	Inception Date	1 Year	5 Years	10 Years	From Inception
Class M shares		6.17%	4.26%	4.95%	
Investor shares	7/11/01	5.81%	3.96%	–	4.43%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Bond Fund on 8/31/98 to a $10,000 investment made in the
Lehman Brothers U.S.Aggregate Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of two other CTFs) were transferred to the fund. Please note that the performance of the fund’s
Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years.
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Intermediate Bond Fund’s Class M shares achieved a total return of 6.19%, and the fund’s Investor shares achieved a total return of 5.91% .1 In comparison, the fund’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”), achieved a total return of 6.05%, and the average return of funds reported in the Lipper Short-Intermediate Investment Grade Debt category was 2.03% for the same period.2

Heightened bond market volatility persisted throughout the reporting period as a global credit crisis continued to trigger a “flight to quality” among investors, benefiting U.S. Treasury securities but punishing riskier fixed-income market sectors. The fund produced higher returns relative to its benchmark, primarily due to its defensive investment posture.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income).To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds.The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk.We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our manage-

ment process also includes computer modeling and scenario testing of possible changes in market conditions.

Credit and Economic Concerns Fueled Volatility

A credit crisis that began in the sub-prime mortgage market continued to dampen investor sentiment over much of the reporting period, causing prices of higher-yielding mortgage- and asset-backed securities to fall sharply. In addition, slumping housing markets, a weaker job market and soaring food and energy prices sparked a downturn in the U.S. economy, leading to lower prices for many corporate bonds. In contrast, U.S. Treasury securities gained value as newly risk-averse investors flocked to the relatively safe haven provided by government-backed investments.

The Federal Reserve Board (the “Fed”) responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing short-term interest rates from 5.25% at the start of the reporting period to 2.00% at the end. As a result of these moves, yield differences generally widened along the bond market’s maturity range. Intermediate-term securities were among the greater beneficiaries of the steepening yield curve.

Fixed-income markets began to improve in March 2008, after the Fed participated in a plan to prevent the insolvency of a major investment bank from damaging other financial institutions. However, over the summer, heightened inflation concerns, another wave of sub-prime related write-downs by global investment banks and larger-than-expected losses at U.S. government-sponsored mortgage agencies Fannie Mae and Freddie Mac had offset a substantial portion of the rebound by the reporting period’s end.

Focus on Credit Quality Supported Fund Returns

As corporate securities prices declined, we intensified our focus on credit quality, increasing the fund’s exposure to issuers we deemed relatively insensitive to the economic downturn and credit crisis.We trimmed holdings of lower-rated corporate securities, and we shifted the remaining allocation to bonds with higher levels of credit quality and

6

shorter maturities or call dates. Although we strove to diversify the fund’s corporate-backed holdings across the full spectrum of industry groups, we found relatively few opportunities among bonds issued by financial companies. Conversely, we increased the fund’s exposure to longer-duration U.S. Treasury securities. We also established modest positions in high-quality, short-duration asset-backed and commercial mortgage-backed securities that are not represented in the Index.

We maintained a slightly underweighted position in U.S. government agency securities relative to the benchmark, and we focused primarily on securities from Ginnie Mae, which are backed by the U.S. government, over those from Fannie Mae and Freddie Mac.This strategy benefited the fund’s performance when Fannie Mae and Freddie Mac encountered severe financial problems that, soon after the reporting period’s end, resulted in their takeover by the federal government.

Finally, we set the fund’s weighted average maturity in a range that was shorter than industry averages.This position detracted modestly from the fund’s relative performance in the declining interest-rate environment.

Maintaining a Cautious Investment Posture

As of the end of the reporting period, we generally have maintained the fund’s defensive strategies. However, after extensive credit analysis, we have found what we believe are attractive values among certain corporate bonds that appear to have been punished too severely during the downturn, and we recently reallocated assets in a way that more closely mirrors the composition of the fund’s benchmark.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers
Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

8

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Intermediate Bond Fund on 8/31/98 to a $10,000 investment made in the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of Government and credit bond market performance composed of U.S. Government,Treasury and Agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses.
Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares achieved a total return of 5.83%, and the fund’s Investor shares achieved a total return of 5.55% .1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 6.05%, and the funds reported in the Lipper Short U.S. Government category provided an average return of 4.01% for the same period.2

A flight to quality amid a U.S. economic downturn and global credit crisis fueled gains in U.S.Treasury securities and other government-backed bonds. The fund’s returns were roughly in line with its benchmark, but higher than its Lipper category average, primarily due to our cautious approach to a volatile market.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities,we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market.We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Credit and Economic Concerns Fueled Volatility

A credit crisis that began in the sub-prime mortgage market continued to dampen investor sentiment over the reporting period, causing prices in the riskier segments of the bond market, such as mortgage- and asset-backed securities, to fall. In addition, slumping housing markets, a weaker job market and soaring food and energy prices sparked a downturn in the U.S. economy, leading to lower prices for corporate bonds. In contrast, U.S. Treasury securities gained value as risk-averse investors flocked to the relative safety of government-backed investments.

The Federal Reserve Board (the “Fed”) responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing short-term interest rates from 5.25% at the start of the reporting period to 2.00% at the end.As a result of these moves, yields of short-term U.S. government securities declined, and their prices rose.

Fixed-income markets began to see signs of improvement in March 2008, after the Fed participated in a plan to prevent the insolvency of a major investment bank from damaging other financial institutions. Market liquidity appeared to recover, and higher-yielding sectors generally rallied. However, over the summer, renewed declines stemming from heightened inflation concerns, another wave of sub-prime related write-downs by global investment banks and turmoil affecting two major U.S. government-sponsored mortgage agencies had offset a substantial portion of the rebound by the reporting period’s end.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Defensive Posture Dampened Volatility

In this volatile environment, we generally maintained a conservative approach in an attempt to preserve shareholder value.We set the fund’s average duration in a range between neutral and shorter than industry averages.This positioning proved to be effective when yields of U.S. Treasury securities climbed in the spring of 2008. In addition, we increased the fund’s exposure to U.S. Treasury securities. Conversely, we reduced the fund’s holdings of U.S. government agency securities and mortgage-backed securities, which proved beneficial when mortgage agencies Fannie Mae and Freddie Mac stumbled over the summer. Indeed, we tended to emphasize agency debentures from the Federal Home Loan Bank and Farm Credit Bank, not Fannie Mae and Freddie Mac.Although the fund’s benchmark holds no mortgage-backed securities, we felt comfortable with a modest position in high-quality, shorter-maturity balloon mortgages and hybrid ARMS, which fared relatively well.

Monitoring Developments Closely

As of the reporting period’s end, it appears that inflationary pressures may be easing as commodity prices fall from their peaks.While this could give the Fed room to raise interest rates, the weak U.S. economy and persistent credit crisis suggest to us that it will not do so anytime soon. Meanwhile, we are monitoring the economy and fixed-income markets, and we intend to reposition the fund for opportunities and challenges as they become apparent.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 1-3Year
U.S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.

10

FUND PERFORMANCE

16,000
14,500
13,000
11,500
10,000
Dollars
BNY Mellon Short-Term U.S. Government Securities Fund (Class M shares)
Lehman Brothers 1-3 Year U.S. Government Index†
$15,757
$15,011
98
99
00
01
02
03
04
05
06
07
08
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Short-Term U.S. Government Securities Fund Class M shares and the Lehman Brothers 1-3 Year U.S. Government Index

Average Annual Total Returns *as of 8/31/08*

	Inception Date	1 Year	5 Years	10 Years	From Inception
Class M shares		5.83%	3.31%	4.15%	
Investor shares	7/11/01	5.55%	3.00%	–	3.27%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/98 to a $10,000
investment made in the Lehman Brothers 1-3Year U.S. Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008
	Class M Shares	Investor Shares

BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.77	$ 3.97
Ending value (after expenses)	$1,002.20	$ 999.90
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.76	$ 4.01
Ending value (after expenses)	$ 996.50	$ 995.40
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.71	$ 3.88
Ending value (after expenses)	$1,004.10	$1,002.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008
	Class M Shares	Investor Shares

BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.80	$ 3.91
Ending value (after expenses)	$1,022.37	$1,021.27
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.80	$ 4.06
Ending value (after expenses)	$1,022.37	$1,021.11
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.80	$ 3.91
Ending value (after expenses)	$1,022.37	$1,021.27

† Expenses are equal to the BNY Mellon Bond Fund annualized expense ratio of .55% for Class M and .77% for Investor shares, BNY Mellon Intermediate Bond Fund .55%
for Class M and .80% for Investor shares and BNY Mellon Short-Term U.S. Government Securities Fund .55% for Class M and .77% for Investor shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Bond Fund

	Coupon	Maturity	Principal
Bonds and Notes—99.0%	Rate (%)	Date	Amount ($)	Value ($)

Asset—Backed Ctfs.—.8%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	6,030,000	6,043,264
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	1,770,366	1,774,779
				7,818,043
Asset-Backed Ctfs./Auto Receivables—3.4%
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	5,865,000	5,681,558
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	1,780,250	1,787,067
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	3,715,000	3,747,263
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	1,470,000	1,484,993
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	6,180,000	6,218,792
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	4,700,000	4,559,573
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	3,600,000	3,612,887
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	7,295,000	7,246,161
				34,338,294
Bank & Finance—8.3%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/18	7,090,000	6,804,710
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	2,635,000 [a]	2,607,596
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	1,135,000 [a]	1,089,044
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,860,000 [a]	2,830,256
AXA Financial, Unscd. Notes	7.75	8/1/10	5,000,000	5,235,180
Bank of America, Sub. Notes	5.49	3/15/19	10,600,000	9,473,294
BankAmerica Capital II, Bank Gtd. Secs., Ser. 2	8.00	12/15/26	6,775,000	6,612,691
Bear Stearns, Sr. Unscd. Notes	4.50	10/28/10	2,845,000	2,839,762
Blackrock, Sr. Unsub. Notes	6.25	9/15/17	4,885,000	4,806,117
CIT Group, Sr. Unscd. Notes	5.40	3/7/13	4,100,000	3,106,103
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	2,953,054
Countrywide Home Loan, Gtd. Notes, Ser. K	5.63	7/15/09	2,855,000	2,791,784
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	1,435,000	1,420,875
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	3,980,000	3,512,091
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	2,410,000	2,300,692
HSBC Holdings, Sub. Notes	6.50	9/15/37	4,500,000	4,115,943
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	5,645,000	5,163,848
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	4,360,000	4,708,054
JPMorgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	1,800,000	1,787,539
Morgan Stanley, Sub. Notes	4.75	4/1/14	7,210,000	6,338,051
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	2,825,000	2,826,983
				83,323,667
Building & Construction—.4%
CRH America, Gtd. Notes	5.30	10/15/13	4,095,000	3,792,785
Commercial & Professional Services—.9%
Seminole Tribe of Florida, Notes	5.80	10/1/13	8,840,000 [a]	8,905,460

The Funds 13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage Pass-Through Ctfs.—1.6%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	3,390,000	3,255,513
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	4,610,000 [b]	4,459,531
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	4,780,000	4,602,669
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	4,225,000	4,065,876
				16,383,589
Food & Beverages—.9%
Diageo Finance, Gtd. Notes	5.50	4/1/13	3,805,000	3,899,836
Pepsico, Unscd. Notes	5.00	6/1/18	4,800,000	4,766,702
				8,666,538
Foreign/Governmental—1.1%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	3,920,000	4,548,274
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	4,705,000 [c]	4,761,460
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,480,000	1,591,000
				10,900,734
Health Care—.4%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	3,750,000	3,805,650
Industrials—2.0%
Devon Financing, Gtd. Notes	6.88	9/30/11	4,110,000	4,369,283
Emerson Electric, Sr. Unscd. Notes	5.00	12/15/14	3,500,000	3,538,034
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	7,116,000	6,929,660
United Technologies, Notes	6.13	7/15/38	5,195,000	5,237,064
				20,074,041
Information Technology—1.5%
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	2,000,000 [c]	2,208,800
Intuit, Sr. Unscd. Notes	5.40	3/15/12	4,735,000	4,720,904
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,685,000	7,721,012
				14,650,716
Media & Telecommunications—4.0%
AT&T, Sr. Unscd. Notes	6.50	9/1/37	5,105,000	4,929,020
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	4,180,000	4,229,608
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	4,200,000	4,273,991
Comcast, Gtd. Notes	5.90	3/15/16	6,400,000	6,263,533
News America Holdings, Gtd. Debs.	7.60	10/11/15	3,750,000	4,170,394
News America, Gtd. Notes	6.15	3/1/37	2,375,000	2,155,557
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	4,320,000	4,469,839
Time Warner Cable, Gtd. Debs.	7.30	7/1/38	2,895,000	2,917,816
Time Warner, Gtd. Debs.	6.50	11/15/36	2,115,000	1,874,112
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	4,545,000	4,354,642
				39,638,512

14

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate—.9%
ERP Operating, Sr. Unscd. Notes	6.95	3/2/11	4,000,000	4,093,684
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	5,265,000	5,211,981
				9,305,665
Residential Mortgage Pass-Through Ctfs.—.5%
WaMu Mortgage Pass Through Certificates, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	900,868	838,954
WaMu Mortgage Pass Through Certificates, Ser. 2004-AR9, Cl. A6	4.13	8/25/34	4,510,000 [b]	4,412,558
				5,251,512
Retail—.7%
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	7,250,000	7,446,497
U.S. Government Agencies—7.8%
Federal Farm Credit Banks, Bonds	3.88	8/25/11	6,970,000	7,039,177
Federal Farm Credit Banks, Bonds	5.25	9/13/10	3,915,000	4,069,521
Federal Home Loan Banks, Bonds	5.33	3/6/12	5,380,000	5,436,458
Federal Home Loan Banks, Bonds	5.65	4/20/22	8,000,000	8,119,408
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	4,405,000 [g]	4,430,760
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	4,830,000 [g]	4,870,925
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	5,165,000 [g]	5,165,000
Federal Home Loan Mortgage Corp., Notes	5.50	3/22/22	4,440,000 [g]	4,449,204
Federal Home Loan Mortgage Corp., Notes	5.90	6/15/22	6,485,000 [g]	6,591,134
Federal National Mortgage Association, Notes	5.25	3/5/14	13,815,000 [g]	14,075,786
Federal National Mortgage Association, Notes	5.38	4/11/22	6,855,000 [g]	6,842,764
Federal National Mortgage Association, Notes	5.50	7/9/10	6,320,000 [g]	6,374,914
				77,465,051
U.S. Government Agencies/Mortgage-Backed—38.7%
Federal Home Loan Mortgage Corp.:
4.50%, 3/1/21			3,715,420 [g]	3,638,349
5.00%, 1/1/21			1,379,973 [g]	1,374,419
5.00%, 6/1/28—7/1/28			12,459,235 [d,g]	12,139,027
5.08%, 10/1/35			4,537,613 [b,g]	4,548,175
5.50%, 3/1/35—12/1/37			33,010,307 [g]	32,622,661
5.77%, 4/1/37			8,782,181 [b,g]	8,953,722
6.00%, 5/1/37—12/1/37			26,143,968 [g]	26,385,828
7.00%, 4/1/32—8/1/36			3,036,950 [g]	3,179,933
Ser. 1660, Cl. H, 6.50%, 1/15/09			81,104 [g]	81,015
Federal National Mortgage Association:
4.50%, 1/1/36			8,230,787 [g]	7,685,675
4.58%, 3/1/35			3,348,093 [b,g]	3,325,605
4.92%, 9/1/35			5,596,343 [b,g]	5,593,224
4.99%, 10/1/35			5,259,058 [b,g]	5,264,582
5.00%, 3/1/21			4,383,246 [g]	4,391,630
5.50%, 7/1/35—3/1/38			70,185,284 [g]	69,503,184
5.71%, 4/1/37			9,547,732 [b,g]	9,710,559

The Funds 15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)

			Principal
Bonds and Notes (continued)			Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
5.97%, 5/1/37			8,268,506 [b,g]	8,369,240
6.00%, 4/1/33—6/1/38			48,837,398 [g]	49,469,411
6.02%, 8/1/37			9,214,991 [b,g]	9,306,938
6.50%, 4/1/17—4/1/38			32,857,836 [g]	33,840,444
7.00%, 4/1/32—6/1/32			1,602,120 [g]	1,688,877
7.50%, 7/1/32			517,065 [g]	555,166
Government National Mortgage Association I:
5.00%, 11/15/34—4/15/38			44,438,263	43,470,144
5.50%, 2/15/36			6,070,441	6,074,666
6.00%, 10/15/08—7/15/34			10,403,200	10,593,929
6.50%, 4/15/38			9,287,470	9,586,015
6.50%, 8/15/38			13,815,000 [d]	14,259,082
7.00%, 5/15/23—11/15/23			533,823	569,523
9.00%, 12/15/09			73,338	73,738
7.00%, 12/15/23			291,423	310,913
				386,565,674
U.S. Government Securities—24.9%
U.S. Treasury Bonds:
4.50%, 2/15/36			5,920,000 [c]	5,981,053
6.25%, 8/15/23			7,620,000 [c]	9,190,436
U.S. Treasury Inflation Protected Securities:
Bonds, 2.38%, 1/15/27			9,891,500 [c,e]	10,237,712
Notes, 1.38%, 7/15/18			9,225,034 [e]	8,994,417
Notes, 2.38%, 1/15/17			9,913,180 [c,e]	10,523,465
U.S. Treasury Notes:
3.88%, 5/15/18			19,410,000 [c]	19,529,799
4.00%, 11/15/12			31,000,000 [c]	32,399,867
4.25%, 8/15/13			23,500,000 [c]	24,770,481
4.25%, 11/15/13			24,080,000 [c]	25,415,694
4.50%, 5/15/17			21,935,000 [c]	23,233,969
4.63%, 8/31/11			22,285,000 [c]	23,576,839
4.63%, 2/29/12			30,245,000 [c]	32,116,440
4.75%, 8/15/17			775,000 [c]	835,063
5.13%, 5/15/16			19,680,000 [c]	21,790,995
				248,596,230
Utilities—.2%
Southern California Edison,
First Mortgage Bonds, Ser. 04-F	4.65	4/1/15	2,200,000	2,152,524
Total Bonds and Notes
(cost $985,348,734)				989,081,182

Other Investment—3.1%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $30,664,000)			30,664,000 [f]	30,664,000

16

BNY Mellon Bond Fund (continued)

Investment of Cash Collateral for Securities Loaned—18.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $184,599,122)	184,599,122 [f]	184,599,122

Total Investments (cost $1,200,611,856)	120.6%	1,204,344,304
Liabilities, Less Cash and Receivables	(20.6%)	(205,451,255)
Net Assets	100.0%	998,893,049

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2008, these securities amounted to $15,432,356 or 1.5% of net assets.
b Variable rate security—interest rate subject to periodic change.
c All or a portion of these securities are on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $210,406,857 and the total market value of the collateral held by the fund is $227,609,527, consisting of cash collateral of $184,599,122, U.S. Government and Agency securities valued at $33,561,605, and letters of credit valued at $9,448,800.
[d] Purchased on a delayed delivery basis.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.
g On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

U.S. Government & Agencies	71.4	Asset/Mortgage-Backed	6.3
Money Market Investments	21.6	Foreign/Governmental	1.1
Corporate Bonds	20.2		120.6

† Based on net assets.
See notes to financial statements.

The Funds 17

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Intermediate Bond Fund

	Coupon	Maturity	Principal
Bonds and Notes—100.2%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./Auto Receivables—3.0%
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	1,768,959	1,775,732
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	2,020,000	2,037,542
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	2,395,000	2,419,428
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	4,670,000	4,699,314
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	2,125,000	2,061,509
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	2,680,000	2,689,593
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	6,575,000	6,530,982
Onyx Acceptance Grantor Trust, Ser. 2005-A, Cl. A4	3.91	9/15/11	1,611,476	1,571,309
				23,785,409
Asset-Backed Ctfs./Other—.5%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	3,185,000	3,192,006
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	940,419	942,762
				4,134,768
Automotive, Trucks & Parts—.7%
Johnson Controls, Sr. Unscd. Notes	5.25	1/15/11	5,080,000	5,150,267
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	635,000	618,372
				5,768,639
Bank & Finance—14.4%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,965,000 [a]	1,944,564
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	990,000 [a]	949,915
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,185,000 [a]	2,162,276
AXA Financial, Unscd. Notes	7.75	8/1/10	3,625,000	3,795,506
Bank of America, Sub. Notes	5.42	3/15/17	8,900,000	7,924,186
BankAmerica Capital II, Bank Gtd. Secs., Ser. 2	8.00	12/15/26	4,975,000	4,855,814
Bear Stearns, Sr. Unscd. Notes	4.50	10/28/10	3,200,000	3,194,109
Caterpillar Financial Services, Sr. Unscd. Notes	5.05	12/1/10	4,975,000	5,129,847
CIT Group, Sr. Unscd. Notes	5.40	3/7/13	3,730,000	2,825,796
Citigroup, Sub. Notes	5.00	9/15/14	4,400,000	3,942,070
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000 [b]	2,675,175
Countrywide Home Loan, Gtd. Notes, Ser. K	5.63	7/15/09	2,380,000	2,327,302
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	1,200,000 [b]	1,188,188
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	3,935,000	3,913,566
General Electric Capital, Sr. Unscd. Notes, Ser. A	5.88	2/15/12	5,265,000	5,439,014
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	5,400,000	5,194,049
HSBC Finance, Sr. Unscd. Notes	6.38	11/27/12	8,108,000	8,296,762
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	7,205,000	6,590,882
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	5,805,000	6,268,407

18

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Bank & Finance (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	4,110,000	4,081,546
Merrill Lynch & Co., Notes	5.45	2/5/13	7,580,000	7,076,142
Morgan Stanley, Sr. Unscd. Notes	6.75	4/15/11	5,895,000	6,007,441
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	5,305,000	5,249,218
Prudential Financial, Sr. Unscd. Notes	6.00	12/1/17	3,295,000	3,165,938
Wachovia, Sub. Notes	6.38	2/1/09	4,000,000	3,986,440
Wells Fargo & Co., Sub. Notes	6.38	8/1/11	5,240,000	5,469,491
				113,653,644
Building & Construction—.6%
CRH America, Gtd. Notes	5.30	10/15/13	4,930,000	4,566,161
Commercial & Professional Services—.9%
Seminole Tribe of Florida, Notes	5.80	10/1/13	6,765,000 [a]	6,815,095
Commercial Mortgage Pass-Through Ctfs.—.7%
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	6,125,000	5,894,317
Food & Beverages—2.1%
Coca-Cola, Sr. Unscd. Notes	5.35	11/15/17	4,880,000	4,962,911
Diageo Finance, Gtd. Notes	5.50	4/1/13	4,275,000	4,381,550
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	4,594,875
Pepsico, Sr. Unscd. Notes	4.65	2/15/13	2,355,000 [b]	2,412,410
				16,351,746
Foreign/Governmental—1.3%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	3,200,000	3,712,877
Nova Scotia Province, Bonds	5.13	1/26/17	5,430,000	5,630,617
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	1,143,800
				10,487,294
Health Care—1.9%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	4,245,000	4,307,996
Astrazeneca, Sr. Unscd. Notes	5.40	9/15/12	4,700,000	4,858,291
GlaxoSmithKline Capital, Gtd. Notes	4.85	5/15/13	5,855,000	5,904,732
				15,071,019
Industrials—2.6%
Devon Financing, Gtd. Notes	6.88	9/30/11	4,575,000	4,863,618
Emerson Electric, Sr. Unscd. Notes	4.63	10/15/12	3,000,000	3,045,888
Progress Energy, Sr. Unscd. Notes	6.85	4/15/12	4,398,000	4,641,808
Vulcan Materials, Sr. Unscd. Notes	5.60	11/30/12	5,710,000	5,574,547
XTO Energy, Sr. Unscd. Notes	5.50	6/15/18	2,565,000	2,383,829
				20,509,690

The Funds 19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media & Telecommunications—6.2%
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	4,280,000	4,330,795
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	7,135,000 [b]	7,260,697
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	5,025,506
News America, Gtd. Notes	5.30	12/15/14	5,260,000	5,204,370
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	5,045,000	5,219,986
Time Warner, Gtd. Notes	5.50	11/15/11	6,625,000	6,558,207
Time Warner, Gtd. Notes	6.75	7/1/18	2,985,000	3,018,990
Verizon Global Funding, Sr. Unscd. Notes	7.25	12/1/10	5,525,000	5,858,693
Vodafone Group, Sr. Unscd. Notes	7.75	2/15/10	6,165,000	6,452,437
				48,929,681
Real Estate Investment Trusts—1.8%
ERP Operating, Sr. Unscd. Notes	6.95	3/2/11	3,280,000	3,356,821
Mack-Cali Realty, Sr. Unscd. Notes	7.75	2/15/11	5,280,000	5,513,434
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	5,680,000	5,622,802
				14,493,057
Retailing—1.4%
Wal-Mart Stores, Sr. Unscd. Notes	4.55	5/1/13	4,675,000	4,767,616
Xerox, Sr. Unscd. Notes	5.50	5/15/12	6,090,000	6,053,941
				10,821,557
Software & Services—1.5%
Intuit, Sr. Unscd. Notes	5.40	3/15/12	5,115,000	5,099,773
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000	7,032,802
				12,132,575
Transportation—.4%
United Parcel Service, Sr. Unscd. Notes	4.50	1/15/13	2,725,000	2,758,790
U.S. Government Agencies—21.6%
Federal Farm Credit Banks, Bonds	2.63	4/21/11	11,000,000	10,781,749
Federal Farm Credit Banks, Bonds	3.40	2/7/13	15,800,000	15,485,754
Federal Farm Credit Banks, Bonds	3.88	8/25/11	7,895,000	7,973,358
Federal Farm Credit Banks, Bonds	4.75	5/7/10	10,375,000	10,669,619
Federal Farm Credit Banks, Bonds	5.00	10/23/09	11,780,000	12,042,305
Federal Farm Credit Banks, Bonds	5.25	9/13/10	6,770,000	7,037,205
Federal Home Loan Banks, Bonds	3.50	7/16/10	5,245,000	5,283,404
Federal Home Loan Banks, Bonds	4.25	6/14/13	7,500,000	7,598,220
Federal Home Loan Banks, Bonds	5.00	12/11/09	6,460,000	6,618,102

20

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Federal Home Loan Banks, Bonds	5.13	9/10/10	7,315,000	7,599,107
Federal Home Loan Banks, Bonds	5.25	11/3/09	7,500,000	7,527,915
Federal Home Loan Mortgage Corp., Notes	5.25	9/3/10	8,355,000 [f]	8,355,485
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	7,655,000 [f]	7,699,767
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	7,900,000 [f]	7,966,937
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	6,635,000 [f]	6,635,000
Federal National Mortgage Association, Notes	4.75	3/12/10	20,270,000 [f]	20,782,953
Federal National Mortgage Association, Notes	5.10	9/10/09	8,065,000 [f]	8,068,395
Federal National Mortgage Association, Notes	5.25	3/5/14	11,855,000 [f]	12,078,787
				170,204,062
U.S. Government Agencies/Mortgage-Backed—.2%
Federal Home Loan Mortgage Corp.,
6.85%, 11/1/32			134,753 [c,f]	136,128
REMIC, Ser. 2134, Cl. PM, 5.50%, 3/15/14			1,051,503 [f]	1,075,360
				1,211,488
U.S. Government Securities—38.4%
Federal National Mortgage Association, Notes, 4.88%, 12/15/16			8,420,000 [f]	8,643,147
U.S. Treasury Inflation Protected Securities:
Notes, 1.38%, 7/15/18			7,886,897 [d]	7,689,733
Notes, 2.38%, 1/15/17			15,067,600 [b,d]	15,995,207
U.S. Treasury Notes:
2.38%, 8/31/10			11,415,000	11,420,354
3.88%, 5/15/18			9,890,000 [b]	9,951,041
4.13%, 8/15/10			23,335,000 [b]	24,160,849
4.25%, 1/15/11			33,055,000 [b]	34,493,421
4.25%, 8/15/13			22,000,000 [b]	23,189,386
4.25%, 11/15/13			11,640,000 [b]	12,285,659
4.50%, 11/15/15			20,505,000 [b]	21,954,786
4.63%, 8/31/11			25,780,000 [b]	27,274,441
4.63%, 2/29/12			24,860,000 [b]	26,398,237
4.63%, 11/15/16			3,420,000 [b]	3,664,479
4.75%, 2/15/10			6,300,000 [b]	6,535,267
4.88%, 8/15/16			19,085,000 [b]	20,774,328
5.13%, 5/15/16			32,825,000 [b]	36,346,007
6.00%, 8/15/09			10,500,000 [b]	10,874,892
				301,651,234
Total Bonds and Notes
(cost $781,186,685)				789,240,226

The Funds 21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)

Other Investment—.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $5,259,000)	5,259,000 [e]	5,259,000

Investment of Cash Collateral for Securities Loaned—27.2%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $214,186,808)	214,186,808 [e]	214,186,808

Total Investments (cost $1,000,632,493)	128.1%	1,008,686,034
Liabilities, Less Cash and Receivables	(28.1%)	(221,229,416)
Net Assets	100.0%	787,456,618

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2008, these securities amounted to $11,871,850 or 1.5% of net assets.
b All or a portion of these securities are on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $267,061,747 and the total market value of the collateral held by the fund is $274,956,650, consisting of cash collateral of $214,186,808 and U.S. Government and Agency securities valued at $60,769,842.
c Variable rate security—interest rate subject to periodic change.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.
f On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

U.S. Government & Agencies	60.2	Asset/Mortgage-Backed	4.3
Corporate Bonds	34.4	Foreign/Governmental	1.3
Money Market Investments	27.9		128.1

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.1%	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies—34.0%
Federal Farm Credit Banks, Bonds	2.63	4/21/11	4,000,000	3,920,636
Federal Farm Credit Banks, Bonds	3.00	3/3/11	4,195,000	4,157,308
Federal Farm Credit Banks, Bonds	3.75	12/6/10	3,525,000	3,560,289
Federal Farm Credit Banks, Bonds	3.88	8/25/11	1,400,000	1,413,895
Federal Farm Credit Banks, Bonds	4.63	11/19/10	1,325,000	1,329,750
Federal Farm Credit Banks, Bonds	4.75	5/7/10	1,440,000	1,480,892
Federal Farm Credit Banks, Bonds	5.25	9/13/10	1,490,000	1,548,809
Federal Home Loan Banks, Unscd. Bonds	2.38	4/30/10	1,885,000	1,864,352
Federal Home Loan Banks, Bonds	4.38	10/22/10	4,060,000	4,152,353
Federal Home Loan Banks, Bonds	5.00	10/16/09	1,300,000	1,303,137
Federal Home Loan Banks, Bonds	5.25	11/3/09	1,250,000	1,254,653
Federal Home Loan Mortgage Corp., Notes	4.13	11/30/09	1,860,000 [d]	1,884,617
Federal Home Loan Mortgage Corp., Notes	5.00	10/1/10	4,030,000 [d]	4,036,762
Federal National Mortgage Association, Notes	3.88	12/10/09	3,400,000 [d]	3,438,842
Federal National Mortgage Association, Notes	5.00	10/15/10	4,265,000 [d]	4,275,168
Federal National Mortgage Association, Notes	5.50	7/9/10	5,835,000 [d]	5,885,700
				45,507,163
U.S. Government Agencies/Mortgage-Backed—4.2%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/08			160,359 [d]	160,148
4.00%, 3/1/10			705,252 [d]	704,264
5.00%, 4/1/09			76,281 [d]	77,090
6.85%, 11/1/32			33,688 [a,d]	34,032
REMIC, Ser. 2638, Cl. NC, 3.00%, 5/15/22			65,176 [d]	65,092
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32			102,497 [d]	102,338
REMIC, Ser. 1648, Cl. E, 6.00%, 9/15/23			1,171,494 [d]	1,185,269
REMIC, Ser. 1961, Cl. H, 6.50%, 5/15/12			183,307 [d]	185,252
Federal National Mortgage Association:
4.50%, 1/1/10			176,276 [d]	177,805
4.89%, 5/1/32			34,927 [a,d]	34,849
4.92%, 3/1/32			16,143 [a,d]	16,058
5.13%, 6/1/32			134,975 [a,d]	138,471
5.28%, 6/1/32			171,433 [a,d]	173,857
5.31%, 4/1/32			8,217 [a,d]	8,330
5.50%, 6/1/09			31,695 [d]	32,170
REMIC, Ser. 2002-73, Cl. AM, 5.00%, 12/25/15			1,851,451 [d]	1,856,788
REMIC, Ser. 1994-86, Cl. PJ 6.00%, 6/25/09			287,392 [d]	288,357
Whole Loan, Ser. 2003-W19, Cl. 1A4, 4.78%, 11/25/33			358,645 [d]	357,842
Government National Mortgage Association I
6.00%, 12/15/08—4/15/09			81,209	82,722
				5,680,734
U.S. Government Securities—59.9%
U.S. Treasury Notes:
2.75%, 7/31/10			3,440,000 [b]	3,469,027
3.50%, 2/15/10			6,750,000 [b]	6,885,007
4.13%, 8/15/10			10,335,000 [b]	10,700,766

The Funds 23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
4.25%, 1/15/11	9,000,000 [b]	9,391,644
4.38%, 12/15/10	9,000,000 [b]	9,395,163
4.50%, 5/15/10	3,190,000 [b]	3,313,865
4.50%, 11/15/10	8,185,000 [b]	8,561,641
4.63%, 8/31/11	10,275,000 [b]	10,870,631
5.75%, 8/15/10	9,000,000	9,592,740
6.50%, 2/15/10	7,620,000 [b]	8,097,446
		80,277,930
Total Bonds and Notes
(cost $129,699,260)		131,465,827

Other Investment—4.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $5,831,000)	5,831,000 [c]	5,831,000

Investment of Cash Collateral for Securities Loaned—43.2%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $57,865,887)	57,865,887 [c]	57,865,887

Total Investments (cost $193,396,147)	145.7%	195,162,714
Liabilities, Less Cash and Receivables	(45.7%)	(61,212,105)
Net Assets	100.0%	133,950,609

a Variable rate security—interest rate subject to periodic change.
b All or a portion of these securities are on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $57,552,773 and the total market value of the collateral held by the fund is $58,947,384, consisting of cash collateral of $57,865,887 and U.S. Government and agency securities valued at $1,081,497.
c Investment in affiliated money market mutual fund.
[d] On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

U.S. Government & Agencies	98.1	Money Market Investments	47.6
			145.7

† Based on net assets.
See notes to financial statements.

24

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2008

			BNY Mellon
	BNY Mellon	BNY Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Assets ($):
Investments in securities—See Statement of Investments†—Note 2(c)
(including securities loaned)††—Note 2(b):
Unaffiliated issuers	989,081,182	789,240,226	131,465,827
Affiliated issuers	215,263,122	219,445,808	63,696,887
Receivable for investment securities sold	22,493,384	—	—
Dividend and interest receivable	10,492,395	9,908,669	1,262,790
Receivable for shares of Beneficial Interest subscribed	817,684	20,700	250,000
Prepaid expenses	21,764	24,923	20,863
	1,238,169,531	1,018,640,326	196,696,367

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	362,499	285,543	46,641
Due to Administrator—Note 4(a)	109,016	86,308	14,482
Cash overdraft due to Custodian	3,197,632	2,099,214	259,113
Liability for securities on loan—Note 2(b)	184,599,122	214,186,808	57,865,887
Payable for investment securities purchased	50,346,793	13,528,037	4,499,462
Payable for shares of Beneficial Interest redeemed	621,042	956,813	27,598
Accrued expenses	40,378	40,985	32,575
	239,276,482	231,183,708	62,745,758

Net Assets ($)	998,893,049	787,456,618	133,950,609

Composition of Net Assets ($):
Paid-in capital	1,015,530,952	801,112,493	142,295,864
Accumulated undistributed investment income—net	1,142,719	1,076,964	93,282
Accumulated net realized gain (loss) on investments	(21,513,070)	(22,786,380)	(10,205,104)
Accumulated net unrealized appreciation
(depreciation) on investments	3,732,448	8,053,541	1,766,567

Net Assets ($)	998,893,049	787,456,618	133,950,609

Net Asset Value Per Share
Class M Shares
Net Assets ($)	995,421,394	785,840,958	133,856,732
Shares Outstanding	80,380,098	63,549,763	10,978,869
Net Asset Value Per Share ($)	12.38	12.37	12.19

Investor Shares
Net Assets ($)	3,471,655	1,615,660	93,877
Shares Outstanding	280,805	130,690	7,697
Net Asset Value Per Share ($)	12.36	12.36	12.20

† Investments at cost ($):
Unaffiliated issuers	985,348,734	781,186,685	129,699,260
Affiliated issuers	215,263,122	219,445,808	63,696,887

†† Value of securities loaned ($)	210,406,857	267,061,747	57,552,773

See notes to financial statements.

The Funds 25

STATEMENTS OF OPERATIONS
Year Ended August 31, 2008

			BNY Mellon
	BNY Mellon	BNY Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Investment Income ($):
Income:
Interest	51,040,581	37,727,531	5,331,165
Income from securities lending	1,110,976	1,495,648	302,928
Dividends;
Affiliated issuers	399,872	333,921	81,500
Total Income	52,551,429	39,557,100	5,715,593
Expenses:
Investment advisory fee—Note 4(a)	3,945,186	3,174,533	460,791
Administration fee—Note 4(a)	1,257,409	1,011,823	167,839
Custodian fees—Note 4(b)	72,620	59,576	11,862
Trustees’ fees and expenses—Note 4(c)	37,360	31,858	5,625
Professional fees	33,404	27,817	34,002
Registration fees	25,381	27,085	20,309
Prospectus and shareholders’ reports	12,417	11,333	7,903
Shareholder servicing costs—Note 4(b)	11,021	4,527	554
Miscellaneous	35,477	31,739	18,708
Total Expenses	5,430,275	4,380,291	727,593
Less—reduction in fees due to earnings credits—Note 2(b)	(600)	(513)	(126)
Net Expenses	5,429,675	4,379,778	727,467
Investment Income—Net	47,121,754	35,177,322	4,988,126

Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	6,283,577	5,518,623	1,045,781
Net unrealized appreciation (depreciation) on investments	5,224,152	6,356,485	1,405,504
Net Realized and Unrealized Gain (Loss) on Investments	11,507,729	11,875,108	2,451,285
Net Increase in Net Assets Resulting from Operations	58,629,483	47,052,430	7,439,411

See notes to financial statements.

26

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007	2008	2007

Operations ($):
Investment income—net	47,121,754	42,539,452	35,177,322	30,017,411
Net realized gain (loss) on investments	6,283,577	(5,725,505)	5,518,623	(1,245,819)
Net unrealized appreciation (depreciation) on investments	5,224,152	8,185,985	6,356,485	6,587,764
Net Increase (Decrease) in Net Assets
Resulting from Operations	58,629,483	44,999,932	47,052,430	35,359,356

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(47,780,845)	(44,179,220)	(36,721,118)	(32,341,234)
Investor Shares	(188,423)	(167,461)	(67,882)	(47,297)
Total Dividends	(47,969,268)	(44,346,681)	(36,789,000)	(32,388,531)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	221,829,437	224,083,407	198,388,346	189,209,805
Investor Shares	2,495,001	2,299,966	2,622,243	1,671,176
Dividends reinvested:
Class M Shares	6,175,094	5,188,901	6,785,054	4,878,898
Investor Shares	137,300	122,579	64,610	38,542
Cost of shares redeemed:
Class M Shares	(187,604,496)	(171,502,626)	(154,644,870)	(128,112,462)
Investor Shares	(3,837,335)	(1,121,092)	(3,017,144)	(463,190)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	39,195,001	59,071,135	50,198,239	67,222,769
Total Increase (Decrease) in Net Assets	49,855,216	59,724,386	60,461,669	70,193,594

Net Assets ($):
Beginning of Period	949,037,833	889,313,447	726,994,949	656,801,355
End of Period	998,893,049	949,037,833	787,456,618	726,994,949
Undistributed investment income—net	1,142,719	443,713	1,076,964	56,696

Capital Share Transactions (Shares):
Class M Shares
Shares sold	17,793,146	18,282,293	15,947,733	15,561,595
Shares issued for dividends reinvested	495,793	423,129	545,539	401,273
Shares redeemed	(15,077,630)	(13,973,760)	(12,418,444)	(10,519,626)
Net Increase (Decrease) in Shares Outstanding	3,211,309	4,731,662	4,074,828	5,443,242

Investor Shares
Shares sold	201,629	188,124	211,227	137,241
Shares issued for dividends reinvested	11,049	10,011	5,201	3,173
Shares redeemed	(310,213)	(91,617)	(244,187)	(38,058)
Net Increase (Decrease) in Shares Outstanding	(97,535)	106,518	(27,759)	102,356

See notes to financial statements.

The Funds 27

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Short-Term U.S. Government Securities Fund

		Year Ended August 31,

	2008	2007

Operations ($):
Investment income—net	4,988,126	5,383,065
Net realized gain (loss) on investments	1,045,781	(332,872)
Net unrealized appreciation (depreciation) on investments	1,405,504	1,219,315
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,439,411	6,269,508

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,610,253)	(5,930,702)
Investor Shares	(6,948)	(4,699)
Total Dividends	(5,617,201)	(5,935,401)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	28,624,431	49,065,963
Investor Shares	337,771	104,867
Dividends reinvested:
Class M Shares	1,058,288	868,612
Investor Shares	5,813	4,167
Cost of shares redeemed:
Class M Shares	(26,272,918)	(53,525,145)
Investor Shares	(392,564)	(250,641)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,360,821	(3,732,177)
Total Increase (Decrease) in Net Assets	5,183,031	(3,398,070)

Net Assets ($):
Beginning of Period	128,767,578	132,165,648
End of Period	133,950,609	128,767,578
Undistributed investment income—net	93,282	35,188

Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,343,294	4,089,237
Shares issued for dividends reinvested	86,711	72,506
Shares redeemed	(2,149,337)	(4,461,016)
Net Increase (Decrease) in Shares Outstanding	280,668	(299,273)

Investor Shares
Shares sold	27,802	8,753
Shares issued for dividends reinvested	477	348
Shares redeemed	(32,199)	(20,894)
Net Increase (Decrease) in Shares Outstanding	(3,920)	(11,793)

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

BNY Mellon Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.24	12.23	12.66	12.79	12.92
Investment Operations:
Investment income—net[a]	.60	.57	.52	.48	.49
Net realized and unrealized gain (loss) on investments	.15	.04	(.38)	(.07)	.21
Total from Investment Operations	.75	.61	.14	.41	.70
Distributions:
Dividends from investment income—net	(.61)	(.60)	(.57)	(.54)	(.56)
Dividends from net realized gain on investments	—	—	—	—	(.27)
Total Distributions	(.61)	(.60)	(.57)	(.54)	(.83)
Net asset value, end of period	12.38	12.24	12.23	12.66	12.79

Total Return (%)	6.17	5.06	1.20	3.30	5.63

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.56	.56	.56
Ratio of net expenses to average net assets	.55[b]	.56[b]	.56[b]	.56	.56[b]
Ratio of net investment income
to average net assets	4.78	4.67	4.27	3.81	3.79
Portfolio Turnover Rate	60.76	134.49	104.53[c]	151.34[c]	133.00[c]

Net Assets, end of period ($ x 1,000)	995,421	944,416	885,994	839,804	819,664

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2006, 2005 and 2004, were 101.12%, 104.24% and 106.10%, respectively.
See notes to financial statements.

The Funds 29

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.21	12.21	12.63	12.77	12.90
Investment Operations:
Investment income—net[a]	.56	.53	.49	.45	.50
Net realized and unrealized gain (loss) on investments	.16	.04	(.37)	(.08)	.17
Total from Investment Operations	.72	.57	.12	.37	.67
Distributions:
Dividends from investment income—net	(.57)	(.57)	(.54)	(.51)	(.53)
Dividends from net realized gain on investments	—	—	—	—	(.27)
Total Distributions	(.57)	(.57)	(.54)	(.51)	(.80)
Net asset value, end of period	12.36	12.21	12.21	12.63	12.77

Total Return (%)	5.81	4.82	1.01	2.98	5.29

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.80	.81	.81
Ratio of net expenses to average net assets	.80[b]	.81[b]	.80[b]	.81	.81[b]
Ratio of net investment income
to average net assets	4.52	4.42	4.02	3.56	3.52
Portfolio Turnover Rate	60.76	134.49	104.53[c]	151.34[c]	133.00[c]

Net Assets, end of period ($ x 1,000)	3,472	4,621	3,319	2,704	3,068

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2006, 2005 and 2004, were 101.12%, 104.24% and 106.10%, respectively.
See notes to financial statements.

30

			Class M Shares

			Year Ended August 31,

BNY Mellon Intermediate Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.19	12.14	12.47	12.77	12.97
Investment Operations:
Investment income—net[a]	.55	.53	.46	.41	.42
Net realized and unrealized gain (loss) on investments	.21	.09	(.26)	(.22)	.14
Total from Investment Operations	.76	.62	.20	.19	.56
Distributions:
Dividends from investment income—net	(.58)	(.57)	(.53)	(.49)	(.52)
Dividends from net realized gain on investments	—	—	—	—	(.24)
Total Distributions	(.58)	(.57)	(.53)	(.49)	(.76)
Net asset value, end of period	12.37	12.19	12.14	12.47	12.77

Total Return (%)	6.19	5.22	1.69	1.53	4.45

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.56	.57	.57
Ratio of net expenses to average net assets	.55[b]	.56	.56	.57	.57[b]
Ratio of net investment income
to average net assets	4.43	4.36	3.79	3.23	3.26
Portfolio Turnover Rate	53.28	84.24	86.50	112.51[c]	109.19

Net Assets, end of period ($ x 1,000)	785,841	725,064	656,120	569,233	524,590

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005 was 111.52%.
See notes to financial statements.

The Funds 31

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon Intermediate Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.19	12.14	12.47	12.77	13.02
Investment Operations:
Investment income—net[a]	.53	.48	.43	.37	.55
Net realized and unrealized gain (loss) on investments	.18	.11	(.26)	(.21)	(.07)[b]
Total from Investment Operations	.71	.59	.17	.16	.48
Distributions:
Dividends from investment income—net	(.54)	(.54)	(.50)	(.46)	(.49)
Dividends from net realized gain on investments	—	—	—	—	(.24)
Total Distributions	(.54)	(.54)	(.50)	(.46)	(.73)
Net asset value, end of period	12.36	12.19	12.14	12.47	12.77

Total Return (%)	5.91	4.96	1.43	1.30	3.88

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.81	.82
Ratio of net expenses to average net assets	.80[c]	.81	.81	.81	.82[c]
Ratio of net investment income
to average net assets	4.19	4.10	3.55	3.00	3.01
Portfolio Turnover Rate	53.28	84.24	86.50	112.51[d]	109.19

Net Assets, end of period ($ x 1,000)	1,616	1,931	681	547	455

a Based on average shares outstanding at each month end.
b In addition to the net realized and unrealized gain on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Expense waivers and/or reimbursements amounted to less than .01%.
[d] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005 was 111.52%.
See notes to financial statements.

32

			Class M Shares

			Year Ended August 31,

BNY Mellon Short-Term U.S. Government Securities Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.02	11.99	12.14	12.47	12.70
Investment Operations:
Investment income—net[a]	.46	.56	.39	.28	.25
Net realized and unrealized gain (loss) on investments	.23	.03	(.06)	(.16)	(.01)
Total from Investment Operations	.69	.59	.33	.12	.24
Distributions:
Dividends from investment income—net	(.52)	(.56)	(.48)	(.45)	(.45)
Dividends from net realized gain on investments	—	—	—	—	(.02)
Total Distributions	(.52)	(.56)	(.48)	(.45)	(.47)
Net asset value, end of period	12.19	12.02	11.99	12.14	12.47

Total Return (%)	5.83	5.05	2.78	1.00	1.97

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.54	.55	.55
Ratio of net expenses to average net assets	.55[b]	.55	.54	.55[b]	.55[b]
Ratio of net investment income
to average net assets	3.79	4.65	3.24	2.25	1.97
Portfolio Turnover Rate	84.77	127.30	85.97	69.11	44.76

Net Assets, end of period ($ x 1,000)	133,857	128,628	131,885	161,963	176,301

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Funds 33

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon Short-Term U.S. Government Securities Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.02	12.00	12.14	12.47	12.73
Investment Operations:
Investment income—net[a]	.45	.49	.41	.23	.37
Net realized and unrealized gain (loss) on investments	.22	.06	(.10)	(.14)	(.19)
Total from Investment Operations	.67	.55	.31	.09	.18
Distributions:
Dividends from investment income—net	(.49)	(.53)	(.45)	(.42)	(.42)
Dividends from net realized gain on investments	—	—	—	—	(.02)
Total Distributions	(.49)	(.53)	(.45)	(.42)	(.44)
Net asset value, end of period	12.20	12.02	12.00	12.14	12.47

Total Return (%)	5.55	4.67	2.62	.78	1.46

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.80	.77	.81	.78
Ratio of net expenses to average net assets	.79[b]	.80	.77	.81[b]	.78[b]
Ratio of net investment income
to average net assets	3.61	4.51	3.25	1.99	1.74
Portfolio Turnover Rate	84.77	127.30	85.97	69.11	44.76

Net Assets, end of period ($ x 1,000)	94	140	281	20	11

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty series, effective as of the close of business on September 12, 2008, including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). Effective March 31, 2008, the Trust changed its name from “Mellon Funds Trust” to its current name and each fund added “BNY” to the beginning of its name. BNY Mellon Bond Fund’s and BNY Mellon Intermediate Bond Fund’s investment objective is to seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund’s investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the funds by Mellon Bank, N.A.

or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of

The Funds 35

NOTES TO FINANCIAL STATEMENTS (continued)

securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the fund’s Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The funds have arrangements with the custodian and cash management banks whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the funds may lend securities to certain qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 1 summarizes the amount The Bank of New York Mellon earned from each fund from lending fund portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2008.

Table 1.

BNY Mellon Bond Fund	$598,218
BNY Mellon Intermediate Bond Fund	805,349
BNY Mellon Short-Term
U.S. Government Securities Fund	163,115

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Concentration of Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived

36

adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare and pay dividends from investment income-net monthly.With respect to each series,dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains.Income and capital gain distributions are determined in accordance with income tax regulations,which may differ from generally accepted accounting principles.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The adoption of FIN 48 had no impact on the operations of the funds for the period ending August 31, 2008.

As of and during the period ended August 31, 2008, the funds did not have any liabilities for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2008.

Table 3 summarizes each fund’s accumulated capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2008.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007, respectively.

During the period ended August 31, 2008, as a result of permanent book to tax differences,primarily due to amortization of premiums and paydown gains and losses on mortgage backed securities,the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as

Table 2.

	Undistributed	Accumulated
	Ordinary	Capital	Unrealized
	Income ($)	Losses ($)	Appreciation ($)

BNY Mellon Bond Fund	1,142,719	(19,514,144)	1,733,522
BNY Mellon Intermediate Bond Fund	1,076,964	(19,094,338)	4,361,499
BNY Mellon Short-Term U.S. Government Securities Fund	93,282	(9,496,179)	1,057,642

The Funds 37

NOTES TO FINANCIAL STATEMENTS (continued)

summarized in Table 5. Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Lines of Credit:

Effective May 1, 2008, the funds participate with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowing. Prior to May 1, 2008, the funds participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. During the period ended August 31, 2008, the funds did not borrow under the lines of credit.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the

Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of the BNY Mellon Bond Fund, .40% of the BNY Mellon Intermediate Bond Fund and .35% of the BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

Table 3.

Expiring in fiscal	2012 ($)†	2013 ($)†	2014 ($)†	2015 ($)†	2016 ($)	Total ($)

BNY Mellon Bond Fund	1,596,239	136,060	1,275,059	15,167,649	1,339,137	19,514,144
BNY Mellon Intermediate Bond Fund	—	742,782	4,073,519	14,278,037	—	19,094,338
BNY Mellon Short-Term U.S.
Government Securities Fund	—	1,825,032	2,969,151	4,701,996	—	9,496,179

† If not applied, the carryovers expire in the above years.

Table 4.

		Ordinary Income ($)

	2008	2007

BNY Mellon Bond Fund	47,969,268	44,346,681
BNY Mellon Intermediate Bond Fund	36,789,000	32,388,531
BNY Mellon Short-Term U.S. Government Securities Fund	5,617,201	5,935,401

Table 5.

	Accumulated
	Undistributed	Accumulated
	Investment	Net Realized	Paid-in
	Income—Net ($)	Gain (Loss) ($)	Capital ($)

BNY Mellon Bond Fund	1,546,520	(1,124,283)	(422,237)
BNY Mellon Intermediate Bond Fund	2,631,946	(2,298,347)	(333,599)
BNY Mellon Short-Term U.S. Government Securities Fund	687,170	(687,258)	88

38

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services.

Table 6 summarizes the amounts Investor shares were charged during the period ended August 31, 2008, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 6.

BNY Mellon Bond Fund	$10,421
BNY Mellon Intermediate Bond Fund	4,014
BNY Mellon Short-Term
U.S. Government Securities Fund	513

The funds compensate The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

Table 7 summarizes the amount each fund was charged during the period ended August 31, 2008, pursuant to the cash management agreement.

Table 7.

BNY Mellon Bond Fund	$600
BNY Mellon Intermediate Bond Fund	498
BNY Mellon Short-Term
U.S. Government Securities Fund	126

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds.

Table 8 summarizes the amount each fund was charged during the period ended August 31, 2008, pursuant to the custody agreement.

Table 8.

BNY Mellon Bond Fund	$72,620
BNY Mellon Intermediate Bond Fund	59,576
BNY Mellon Short-Term
U.S. Government Securities Fund	11,862

During the period ended August 31, 2008, each fund was charged $5,622 for services performed by the Chief Compliance Officer.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Effective June 1, 2008, each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000. Prior to June 1, 2008, the Trust paid its Board members an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and reimbursed them for travel and out-of-pocket expenses, and the Chairmen of the Trust’s Board and Audit Committee received additional annual fees of $10,000 and $8,000, respectively.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities (including paydowns) excluding short-term securities, during the period ended August 31, 2008. Table 11 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation on investments for each fund at August 31, 2008.

The Funds 39

NOTES TO FINANCIAL STATEMENTS (continued)

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 6—Plan of Reorganization:

On March 11, 2008, the Board of Trustees approved an Agreement and Plan of Reorganization between BNY

Mellon Bond Fund (the “Acquiring Fund”) and BNY Hamilton Core Bond Fund (the “Acquired Fund”), providing for the Acquired Fund to merge into the Acquiring Fund as part of a tax-free reorganization.The merger, which was approved by the Acquired Fund’s shareholders, on July 16, 2008, occurred as of the close of business on September 12, 2008. On that date, shareholders of the Acquired Fund’s Institutional shares received Class M shares of the Acquiring Fund and shareholders of the Acquired Fund’s Class A shares received Investor shares of the Acquiring Fund. The Acquired Fund exchanged all of its assets at net asset value, subject to liabilities, for an equivalent value of shares of the Acquiring Fund. Such shares have been distributed pro rata to shareholders of the Acquired Fund so that each shareholder received a number of shares of the Acquiring Fund equal to the aggregate net asset value of the shareholder’s Acquired Fund’s shares.

Table 9.

	Investment	Chief	Shareholder
	Advisory	Compliance	Services	Custodian
	Fees ($)	Officer Fees ($)	Plan Fees ($)	Fees ($)

BNY Mellon Bond Fund	339,647	3,760	735	18,357
BNY Mellon Intermediate Bond Fund	268,898	3,760	339	12,546
BNY Mellon Short-Term U.S. Government Securities Fund	39,861	3,760	20	3,000

Table 10.

		Purchases ($)		Sales ($)

BNY Mellon Bond Fund		635,208,828	589,887,114
BNY Mellon Intermediate Bond Fund		478,119,199	413,715,637
BNY Mellon Short-Term U.S. Government Securities Fund		113,313,485	108,721,633

Table 11.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

BNY Mellon Bond Fund	1,202,610,782	5,173,024	3,439,502	1,733,522
BNY Mellon Intermediate Bond Fund	1,004,324,535	13,018,181	8,656,682	4,361,499
BNY Mellon Short-Term U.S. Government Securities Fund	194,105,072	1,945,450	887,808	1,057,642

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund, each a series of BNY Mellon Funds Trust, (collectively “the Funds”), including the statements of investments, as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund as of August 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2008

The Funds 41

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes the fund hereby designates 98.68% of ordinary income dividends paid during the fiscal year ended August 31, 2008 as qualifying “interest related dividends.”

BNY Mellon Intermediate Bond Fund

For federal tax purposes the fund hereby designates 99.83% of ordinary income dividends paid during the fiscal year ended August 31, 2008 as qualifying “interest related dividends.”

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended August 31, 2008 as qualifying “interest related dividends”. Also for state individual income tax purposes, the fund hereby designates 63.18% of the ordinary income dividends paid during its fiscal year ended August 31, 2008 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including NewYork, California and the District of Columbia.

42

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 10-11, 2008, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of theTrust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. Dreyfus also provided the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. The Board members also reviewed reports prepared by Lipper which included information comparing each fund’s performance with that of a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and with that of a broader group of funds (the “Performance Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses, total return performance and yield. Dreyfus also provided a comparison of each fund’s calendar year total returns to the performance of the fund’s benchmark. Representatives of Dreyfus furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe and each Performance Group and Performance Universe.

BNY Mellon Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Funds 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also reviewed, and placed significant emphasis on, the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2008, the fund’s total return performance was above the medians of the Performance Group for the 1-, 2- and 3-year periods, and was below the medians for the 4- and 5-year periods, and was above the medians of the Performance Universe for the reported periods.The Board also noted that the fund’s yield was above the medians of the Performance Group for each of the 1-year periods ended January 31st for 2004 and 2005, and was below the medians for each of the 1-year periods ended January 31st for 2002, 2003, 2006, 2007 and 2008, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund. The Board considered BNY Mellon Wealth Management’s general advisory fee schedule for accounts with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Intermediate Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the first quartile of the Expense Group and in the second quartile of the

Expense Universe (below the respective Expense Group and Expense Universe medians).

The Board also reviewed, and placed significant emphasis on, the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2008, the fund’s total return performance was above the medians of the Performance Group for the 1-, 2- and 3-year periods, was equal to the median for the 4-year period and was below the median for the 5-year period, and was above the medians of the Performance Universe for the reported periods.The Board also noted that the fund’s yield was equal to the medians of the Performance Group for each of the 1-year periods ended January 31st for 2004 and 2006, was above the medians for each of the 1-year periods ended January 31st for 2005 and 2007 and was below the medians for each of the 1-year periods ended January 31st for 2002, 2003 and 2008, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods.

The Board considered BNY Mellon Wealth Management’s general advisory fee schedule for accounts with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quartile (below the median) of the Expense Group and in the third quartile (above the median) of the Expense Universe.

44

The Board also reviewed, and placed significant emphasis on, the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2008, the fund’s total return performance was above the medians of the Performance Group for the 1- and 3-year periods, was equal to the medians for the 2- and 4-year periods and was below the median for the 5-year period, and was above the medians of the Performance Universe for the reported periods. The Board also noted that the fund’s yield was above the medians of the Performance Group and Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund.The Board considered BNY Mellon Wealth Management’s general advisory fee schedule for accounts with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets, and the extent to which economies of scale would be realized if a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus to each fund are adequate and appropriate.

The Funds 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  With respect to BNY Mellon Bond Fund and BNY Mellon Intermediate Bond Fund, the Board was gen- erally satisfied with each fund’s overall performance.
  With respect to BNY Mellon Short-Term U.S. Government Securities Fund, the Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the services pro- vided, comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its rela- tionship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con-

nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

46

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (65) Chairman of the Board (2000)

Principal Occupation During Past 5Years:

 Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

Other Board Memberships and Affiliations:

 Board of Consultors of Villanova University School of Law, Board Member  Temple University,Trustee  Philadelphia Police Foundation, Board Member  Philadelphia Children’s First Fund, Board Member  American College of Trial Lawyers, Fellow  Historical Society of the United States District Court for the Eastern District of Pennsylvania, Director  St. Jude’s Children Research Hospital Professional Advisory Board, Director  Crowley Chemical, Director  Franklin Security Bank,Vice Chairman  International Academy of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 20

Ronald R. Davenport (72) Board Member (2000)

Principal Occupation During Past 5Years:

 Chairman of Sheridan Broadcasting Corporation since July 1972

Other Board Memberships and Affiliations:

 American Urban Radio Networks, Co-Chairman

No. of Portfolios for which Board Member Serves: 20

Jack L. Diederich (71) Board Member (2000)

Principal Occupation During Past 5Years:

 Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

Other Board Memberships and Affiliations:

 Continental Mills, a dry baking products company, Board Member  Pittsburgh Parks Conservancy, Board Member

No. of Portfolios for which Board Member Serves: 20

Maureen M.Young (63) Board Member (2000)

Principal Occupation During Past 5Years:

 Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

Other Board Memberships and Affiliations:

 Oakland Planning and Development Corp., Board Member

No. of Portfolios for which Board Member Serves: 20

Kevin C. Phelan (64) Board Member (2000)

Principal Occupation During Past 5Years:

 Mortgage Banker, Meredith & Grew, Inc. since March 1978, including President since September 2007 and Executive Vice President and Director from March 1998 to September 2007

Other Board Memberships and Affiliations:

 Greater Boston Chamber of Commerce, Director  Fiduciary Trust of Boston, Director  Caritas Medical Center,Vice Chairman  St. Elizabeth’s Medical Center of Boston, Board Member  Providence College,Trustee  Simmons College,Trustee  Newton Country Day School, Chairman of the Board  Babson College, Board of Visitors  Boston University School of Public Health, Board of Visitors  Boston Public Library Foundation, Director  Boston Foundation, Director  Boston Municipal Research Bureau, Board Member  Boys and Girls Club of Boston, Board Member  Boston Capital Real Estate Investment Trust, Director

No. of Portfolios for which Board Member Serves: 20

The Funds 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Patrick J. Purcell (60) Board Member (2000)

Principal Occupation During Past 5Years:

 Owner, President and Publisher of The Boston Herald since February 1994  President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996  President and CEO, Herald Media since 2001

Other Board Memberships and Affiliations:

 The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Board Member  The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member  United Way of Massachusetts Bay, Board Member  Greater Boston Chamber of Commerce, Board Member

No. of Portfolios for which Board Member Serves: 20

Thomas F. Ryan, Jr. (67) Board Member (2000)

Principal Occupation During Past 5Years:

 Retired since April 1999

 President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Board Memberships and Affiliations:

 Boston College,Trustee

 Brigham & Women’s Hospital,Trustee

 New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director  RepliGen Corporation, a biopharmaceutical company, Director

No. of Portfolios for which Board Member Serves: 20

John R. Alchin (60) Board Member (2008)

Principal Occupation During Past 5Years:

 Retired since 2007

 Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer from 2002 to 2007

Other Board Memberships and Affiliations

 Big Brothers/Big Sisters of Southeastern Pennsylvania, Director  Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director  Philadelphia Museum of Art, Board Member  Metropolitan AIDS Neighborhood Nutrition Alliance, Board Member

No. of Portfolios for which Board Member Serves: 20

Kim D. Kelly (52) Board Member (2008)

Principal Occupation During Past 5Years:

 Consultant since 2005

 President, Chief Executive Officer and a Director of Arroyo Video Solutions, Inc., a video-on-demand technology company, from 2004 to 2005  Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from 2002 to 2003 and Chief Operating Officer from 1998 to 2003

Other Board Memberships and Affiliations:

 Saint David's School,Trustee  MCG Capital Corp., Director

No. of Portfolios for which Board Member Serves: 20

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For Wealth Management clients, please contact your account officer or call 1-888-281-7350.

48

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 43 years old has been employed by Mellon Bank since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

The Funds 49

OFFICERS OF THE TRUST (Unaudited) (continued)

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

50

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Short-Term U.S. Government Securities Bond Fund	Class M: MPSUX	Investor: MISTX

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2008 MBSC Securities Corporation
MFTAR0808-TB

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon National Intermediate Municipal Bond Fund	3
BNY Mellon National Short-Term Municipal Bond Fund	6
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	9
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	12
Understanding Your Fund's Expenses	15
Comparing Your Fund's Expenses With Those of Other Funds	16
Statements of Investments	17
Statements of Financial Futures	32,49,60
Statements of Assets and Liabilities	61
Statements of Operations	62
Statements of Changes in Net Assets	63
Financial Highlights	68
Notes to Financial Statements	78
Report of Independent Registered Public Accounting Firm	85
Important Tax Information	86
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	87
Board Members Information	92
Officers of the Trust	94

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present to you this annual report of BNY Mellon Funds Trust, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic conditions generally remained unsettled throughout the reporting period. A persistent credit crisis, downturns in the U.S. and global economies and resurgent inflationary pressures produced heightened bond market volatility. As investors grew more risk averse, they moved away from riskier market sectors toward the relative credit safety of U.S. government securities, and more stable money market funds. Despite these factors and concerns regarding monoline bond insurers and auction-rate securities, investor demand remained robust, and municipal bond prices held up relatively well, on average, over the 12-month reporting period.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures. The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, rather than entering either a sustained rebound or a severe recession. As always, your portfolio manager can help you position your investments accordingly.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2008

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon National Intermediate Municipal Bond Fund achieved total returns of 4.32% for Class M shares, 4.06% for Investor shares and 3.46% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.71% for the same period.2

Municipal bonds were subject to heightened volatility over the reporting period due to a global credit crisis and economic downturn.The fund produced modestly lower returns relative to its benchmark, primarily due to an overweighted position in lower-rated investment-grade securities and the fund’s relatively short duration while interest rates fell.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Credit and Economic Concerns Fueled Volatility

A credit crisis continued to dampen investor sentiment over much of the reporting period, causing prices in most segments of the U.S. bond market to fall.While municipal bonds had no exposure to the troubled sub-prime mortgages that precipitated the crisis, a number of monoline insurance companies suffered severe losses in their mortgage-backed investment portfolios, undermining confidence in insured municipal bonds. In addition, difficult liquidity conditions among auction-rate securities led to turbulence in that segment of the tax-exempt bond market.

Meanwhile, slumping housing markets, a weaker job market and soaring food and energy prices sparked a downturn in the U.S. economy, driving prices for some corporate-backed municipal bonds lower. In contrast, high-quality municipal securities supported by taxes or other dedicated revenue streams fared relatively well as demand intensified from risk-averse investors.

The Federal Reserve Board (the “Fed”) responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing short-term interest rates from 5.25% at the start of the reporting period to 2.00% at the end. As yield differences

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

widened along the market’s maturity range, intermediate-term municipal securities produced higher total returns than their shorter- and longer-term counterparts.

Security Selection Strategy Produced Mixed Results

Although the fund participated in the relative strength of the intermediate-term municipal bonds, its performance was hindered by its holdings of insured securities, which reverted to prices reflecting their underlying credit ratings when investors questioned the value of insurance. Similarly, the fund’s positions in unenhanced bonds toward the lower end of the investment-grade spectrum detracted from its relative performance.We had set the fund’s average duration in a position that was shorter than industry averages in anticipation of possible rate hikes from the Fed amid mounting inflationary pressures. However, inflation appeared to abate later in the reporting period, undermining our duration management strategy.

On the other hand, the fund’s lower-rated positions helped bolster its tax-exempt income stream, which supported the fund’s total return relative to its benchmark. In addition, robust demand for high-quality municipal securities, which comprised a substantial portion of the fund, contributed positively to its absolute returns.

Finding Value in an Unsettled Market

As of the end of the reporting period, the U.S. economy has continued to struggle, and the global credit crisis has intensified, suggesting that heightened volatility is likely to persist. However, in our judgment, some of the fund’s higher-yielding holdings now represent more attractive values that we believe should benefit the fund when the current bout of market uncertainty passes. Meanwhile, they offer higher levels of tax-exempt income than are currently available from higher-rated municipal bonds.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		4.32%	3.82%	4.35%
Investor shares	7/11/01	4.06%	3.58%	—	3.97%
Dreyfus Premier shares
with applicable redemption ††	10/11/02	0.46%	2.88%	—	2.69%
without redemption	10/11/02	3.46%	3.05%	—	2.69%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/98 to a $10,000
investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.

The Funds 5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares achieved a total return of 4.09%, and the fund’s Investor shares achieved a total return of 3.83% .1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), the fund’s benchmark achieved a total return of 6.60% for the same period.2

Municipal bonds were subject to heightened volatility over the reporting period due to a global credit crisis and economic downturn.The fund produced modestly lower returns relative to its benchmark, primarily due to an overweighted position in lower-rated investment-grade securities and the fund’s relatively short duration while interest rates fell.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities.This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields,we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Credit and Economic Concerns Fueled Volatility

A credit crisis continued to dampen investor sentiment over much of the reporting period, causing prices in most segments of the U.S. bond market to fall. While municipal bonds had no exposure to the troubled sub-prime mortgages that precipitated the crisis, a number of monoline insurance companies suffered severe losses in their mortgage-backed investment portfolios, undermining confidence in insured municipal bonds. In addition, difficult liquidity conditions among auction-rate securities led to turbulence in that segment of the tax-exempt bond market.

Meanwhile, slumping housing markets, a weaker job market and soaring food and energy prices sparked a downturn in the U.S. economy, driving prices of some corporate-backed municipal bonds lower. In contrast, high-quality municipal securities fared relatively well as demand intensified from risk-averse investors.

The Federal Reserve Board (the “Fed”) responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing short-term interest rates from 5.25% at the start of the reporting period to 2.00% at the end.As yield differences widened

6

along the market’s maturity range, intermediate-term municipal securities produced slightly higher total returns than their shorter-term counterparts.

Security Selection Strategy Produced Mixed Results

The fund’s performance was hindered by its holdings of insured municipal bonds that reverted to prices reflecting their underlying credit ratings when investors questioned the value of insurance. Similarly, the fund’s holdings of unenhanced bonds rated toward the lower end of the investment-grade spectrum detracted from its relative performance as their prices fell during the “flight to quality.” We had set the fund’s average duration in a position that was shorter than industry averages in anticipation of possible rate hikes from the Fed due to mounting inflationary pressures. However, inflation appeared to abate later in the reporting period, undermining our duration management strategy.

On the other hand, the fund’s lower-rated positions helped bolster its tax-exempt income stream, which supported the fund’s total return relative to its benchmark. In addition, robust demand for high-quality municipal securities, which comprised a substantial portion of the fund, contributed positively to its absolute returns.

Finding Value in an Unsettled Market

As of the end of the reporting period, the U.S. economy has continued to struggle, and the global credit crisis has intensified, suggesting that heightened volatility is likely to persist. However, some of the fund’s higher-yielding holdings now represent more attractive values, in our judgment, that we believe should benefit the fund when the current bout of market uncertainty passes. In the meantime, they offer higher levels of tax-exempt income than are currently available from municipal bonds with higher credit ratings.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-
exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception			From
	Date	1 Year	5 Years	Inception

Class M shares	10/2/00	4.09%	2.51%	3.33%
Investor shares	7/11/01	3.83%	2.26%	2.66%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon National Short-Term Municipal Bond Fund on 10/2/00 (inception date) to a $10,000 investment made in the Lehman Brothers 3-Year Municipal Bond Index (the “Index”) on that date. For comparative purposes, the value of the
Index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.
Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares achieved a total return of 3.43%, and the fund’s Investor shares achieved a total return of 3.17% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.71% for the same period.2

Municipal bonds encountered heightened volatility over the reporting period due to a global credit crisis and economic downturn.The fund produced modestly lower returns relative to its benchmark, primarily due to overweighted exposure to lower-rated investment-grade securities and a relatively short duration while interest rates fell.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Credit and Economic Concerns Fueled Volatility

A credit crisis continued to dampen investor sentiment over much of the reporting period. While municipal bonds had no exposure to the troubled sub-prime mortgages that precipitated the crisis, a number of monoline insurance companies suffered severe losses, undermining confidence in insured municipal bonds. In addition, difficult liquidity conditions among auction-rate securities led to turbulence in that segment of the tax-exempt bond market.

Meanwhile, slumping housing markets, a weaker job market and soaring commodity prices sparked a U.S. economic downturn, driving prices of corporate-backed municipal bonds lower. In contrast, high-quality municipal securities supported by taxes or dedicated revenue streams fared relatively well as demand investor intensified. In addition, while Pennsylvania was affected by the national economic downturn, its fiscal condition generally remained sound during the reporting period.

The Federal Reserve Board (the “Fed”) responded aggressively to economic and market developments by injecting liquidity into the U.S. banking system and

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

reducing short-term interest rates from 5.25% to 2.00% during the reporting period.As yield differences widened along the market’s maturity range, intermediate-term municipal securities produced higher total returns than their shorter- and longer-term counterparts.

Security Selection Strategy Produced Mixed Results

Although the fund participated in the relative strength of intermediate-term municipal bonds, its performance was hindered by its holdings of insured securities, which reverted to prices reflecting their underlying credit ratings when investors questioned the value of insurance. Similarly, the fund’s positions in unenhanced bonds toward the lower end of the investment-grade spectrum detracted from its relative performance.We had set the fund’s average duration in a position that was shorter than industry averages in anticipation of possible rate hikes from the Fed amid mounting inflationary pressures, but this strategy was undermined when inflation appeared to abate later in the reporting period.

On the other hand, the fund’s lower-rated positions helped bolster its tax-exempt income stream, supporting the fund’s total returns. In addition, robust demand for high-quality municipal securities, which comprised a substantial portion of the fund, contributed positively to its absolute returns.

Finding Opportunities in an Unsettled Market

As of the end of the reporting period, the U.S. economy has continued to struggle and the global credit crisis has intensified, suggesting that heightened volatility is likely to persist. However, in our judgment, some of the fund’s higher-yielding holdings now represent more attractive values that we believe should benefit the fund when the current bout of market uncertainty passes. Meanwhile, they offer higher levels of tax-exempt income than are currently available from higher-rated municipal bonds.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		3.43%	3.30%	3.85%
Investor shares	7/11/01	3.17%	3.02%	—	3.43%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/98 to a
$10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year tax-exempt bond market, consisting of municipal bonds with maturities of
6-8 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Massachusetts Intermediate Municipal Bond Fund achieved total returns of 5.02% for Class M shares, 4.76% for Investor shares and 4.25% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.71% for the same period.2

Municipal bonds encountered heightened volatility over the reporting period due to a global credit crisis and economic downturn.The fund produced modestly lower returns relative to its benchmark, primarily due to overweighted exposure to lower-rated investment-grade securities and a relatively short duration while interest rates fell.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and

10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Credit and Economic Concerns Fueled Volatility

A credit crisis continued to dampen investor sentiment over much of the reporting period. While municipal bonds had no exposure to the troubled sub-prime mortgages that precipitated the crisis, a number of monoline insurance companies suffered severe losses, undermining confidence in insured municipal bonds. In addition, difficult liquidity conditions among auction-rate securities led to turbulence in that segment of the tax-exempt bond market.

Meanwhile, slumping housing markets, a weaker job market and soaring commodity prices sparked a U.S. economic downturn, driving prices of corporate-backed municipal bonds lower. In contrast, high-quality municipal securities supported by taxes or dedicated revenue streams fared relatively well as investor demand intensified. In addition, while Massachusetts was affected by the

12

national economic downturn, its fiscal condition generally remained sound during the reporting period.

The Federal Reserve Board (the “Fed”) responded aggressively to economic and market developments by injecting liquidity into the U.S. banking system and reducing short-term interest rates from 5.25% to 2.00% during the reporting period.As yield differences widened along the market’s maturity range, intermediate-term municipal securities produced higher total returns than their shorter- and longer-term counterparts.

Security Selection Strategy Produced Mixed Results

Although the fund participated in the relative strength of intermediate-term municipal bonds, its performance was hindered by its holdings of insured securities, which reverted to prices reflecting their underlying credit ratings when investors questioned the value of insurance. Similarly, the fund’s positions in unenhanced bonds toward the lower end of the investment-grade spectrum detracted from its relative performance.We had set the fund’s average duration in a position that was shorter than industry averages in anticipation of possible rate hikes from the Fed amid mounting inflationary pressures, but this strategy was undermined when inflation appeared to abate later in the reporting period.

On the other hand, the fund’s lower-rated positions helped bolster its tax-exempt income stream, supporting the fund’s total returns. In addition, robust demand for high-quality municipal securities, which comprised a substantial portion of the fund, contributed positively to its absolute returns.

Finding Opportunities in an Unsettled Market

As of the end of the reporting period, the U.S. economy has continued to struggle and the global credit crisis has intensified, suggesting that heightened volatility is likely to persist. However, in our judgment, some of the fund’s higher-yielding holdings now represent more attractive values that we believe should benefit the fund when the current bout of market uncertainty passes. Meanwhile, they offer higher levels of tax-exempt income than are currently available from higher-rated municipal bonds.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable. Return figures reflect the absorption of certain fund expenses by The Bank of NewYork Mellon pursuant to an agreement in effect through September 30, 2007, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	1 Year	5 Years	10 Years

Investor shares	4.76%	3.56%	3.93%
Class M shares	5.02%	3.82%	4.18%
Dreyfus Premier shares
with applicable redemption ††	1.25%	2.87%	3.62%
without redemption	4.25%	3.05%	3.62%

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class M shares, Investor shares and Dreyfus Premier shares of BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (the “BNY Mellon Massachusetts Fund”) on 8/31/98 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond
Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.
As of the close of business on September 6, 2002, substantially all of the assets of another investment company managed by Dreyfus, Dreyfus Premier Limited Term
Massachusetts Municipal Fund (the “Premier Massachusetts Fund”), were transferred to the BNY Mellon Massachusetts Fund in a tax-free reorganization and the fund commenced operations.The performance shown in the line graph for Class M shares represents the performance of the Premier Massachusetts Fund’s Class R shares prior to the commencement of operations of the BNY Mellon Massachusetts Fund and the performance of the BNY Mellon Massachusetts Fund’s Class M shares thereafter.The performance shown in the line graph for Investor shares represents the performance of the Premier Massachusetts Fund’s Class A shares prior to the commencement of operations of the BNY Mellon Massachusetts Fund, and the performance of the BNY Mellon Massachusetts Fund’s Investor shares thereafter.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market consisting of municipal bonds with maturities of
6-8 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index.These factors can contribute to the Index outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
Performance for Dreyfus Premier shares assumes the conversion of Dreyfus Premier shares to Investor shares at the end of the sixth year following the date of purchase.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon municipal bond fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.62	$ 3.90	$ 6.46
Ending value (after expenses)	$1,042.00	$1,041.60	$1,038.20
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.74	$ 4.01	—
Ending value (after expenses)	$1,019.30	$1,018.00	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 3.37	$ 4.64	—
Ending value (after expenses)	$1,032.00	$1,029.90	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.72	$ 4.00	$ 6.56
Ending value (after expenses)	$1,041.90	$1,040.60	$1,038.00

† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .51% for Class M, .76% for Investor shares and 1.26% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .54% for Class M and .79% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .66% for Class M and .91% for Investor shares and BNY Mellon Massachusetts Intermediate Municipal Bond Fund .53% for Class M, .78% for Investor
shares and 1.28% for Dreyfus Premier shares, multiplied by the respective fund’s average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.59	$ 3.86	$ 6.39
Ending value (after expenses)	$1,022.57	$1,021.32	$1,018.80
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.75	$ 4.01	—
Ending value (after expenses)	$1,022.42	$1,021.17	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 3.35	$ 4.64	—
Ending value (after expenses)	$1,021.82	$1,020.56	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.69	$ 3.96	$ 6.50
Ending value (after expenses)	$1,022.47	$1,021.22	$1,018.70

† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .51% for Class M, .76% for Investor shares and 1.26% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .54% for Class M and .79% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .66% for Class M and .91% for Investor shares and BNY Mellon Massachusetts Intermediate Municipal Bond Fund .53% for Class M, .78% for Investor
shares and 1.28% for Dreyfus Premier shares, multiplied by the respective fund’s average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon National Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—92.6%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.7%
Alabama Public School and College Authority,
Capital Improvement Bonds	5.63	7/1/13	3,000,000	3,130,830
Birmingham Special Care Facilities Financing Authority-
Baptist Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,260,000	5,278,568
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000	4,244,103
Jefferson County, Limited Obligation School Warrants	5.00	1/1/24	13,500,000	12,206,565
Montgomery BMC Special Care Facilities Financing Authority,
Revenue (Baptist Health) (Insured; MBIA, Inc.)	5.00	11/15/13	1,365,000	1,500,927
Montgomery BMC Special Care Facilities Financing Authority,
Revenue (Baptist Health) (Insured; MBIA, Inc.)	5.00	11/15/14	2,500,000	2,767,125
Alaska—.1%
Anchorage, Electric Utility Revenue (Insured; MBIA, Inc.)	8.00	12/1/10	1,000,000	1,122,560
Arizona—3.0%
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000	5,249,450
Maricopa County Unified School District
(Paradise Valley) (Insured; MBIA, Inc.)	6.35	7/1/10	550,000	589,358
Maricopa County Unified School District
(Paradise Valley) (Insured; MBIA, Inc.)	7.00	7/1/11	1,905,000	2,129,047
Maricopa County Unified School District (Scottsdale School)	6.60	7/1/12	1,250,000	1,429,525
Phoenix, GO	6.25	7/1/16	1,250,000	1,502,800
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,454,860
Salt River Project Agricultural Improvement
and Power District, Electric System Revenue	5.00	1/1/10	1,000,000	1,040,490
Salt River Project Agricultural Improvement
and Power District, Electric System Revenue	5.00	1/1/17	1,000,000	1,079,500
Salt Verde Financial Corporation, Senior Gas Revenue	5.25	12/1/28	5,000,000	4,557,800
Salt Verde Financial Corporation, Senior Gas Revenue	5.50	12/1/29	3,085,000	2,879,755
Scottsdale Industrial Development Authority,
HR (Scottsdale Healthcare)	5.70	12/1/11	1,000,000 [a]	1,106,910
Tucson, GO	5.00	7/1/12	1,265,000	1,374,233
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,348,115
California—13.7%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	1,815,000	1,783,401
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000 [b]	4,268,700
California, Economic Recovery Bonds	5.00	7/1/16	15,400,000	16,289,812
California, GO	6.60	2/1/09	510,000	520,470
California, GO	5.00	11/1/11	655,000 [a]	709,640
California, GO	5.00	11/1/12	345,000	366,718
California, GO	5.50	6/1/20	270,000	281,659
California, GO	5.25	11/1/26	10,500,000	10,727,850
California, GO	5.50	11/1/33	3,900,000	3,978,702
The Funds 17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California, GO (Insured; FGIC)	5.75	3/1/09	80,000	81,526
California, GO (Various Purpose)	5.00	2/1/14	1,825,000 [a]	2,022,356
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Golden Gate Tobacco Funding Corporation)	4.50	6/1/21	3,300,000	3,026,760
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [b]	955,475
California Department of Water Resources, Power Supply Revenue	5.00	5/1/18	10,000,000	10,907,300
California Department of Water Resources,
Power Supply Revenue (Insured; AMBAC)	5.38	5/1/12	5,000,000 [a]	5,562,700
California Infrastructure and Economic Development Bank,
Clean Water State Revolving Fund Revenue	5.00	10/1/17	2,500,000	2,678,050
California Municipal Finance Authority,
SWDR (Waste Management, Inc. Project)	4.10	9/1/09	1,000,000	996,930
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—
Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,193,250
California Statewide Communities Development Authority,
Insured Revenue (Saint Joseph Health System) (Insured; FSA)	4.50	7/1/18	4,670,000	4,800,713
California Statewide Communities Development Authority,
MFHR (Equity Residential/Parkview Terrace Club Apartments)	5.20	6/15/09	3,000,000	3,033,210
California Statewide Communities Development Authority,
Revenue (Daughters of Charity Health System)	5.25	7/1/24	3,470,000	3,313,468
California Statewide Communities Development Authority,
Revenue (Daughters of Charity Health System)	5.25	7/1/35	8,000,000	7,174,560
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA, Inc.)	0/5.80	1/15/20	1,505,000 [b]	1,550,692
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA, Inc.)	0/5.88	1/15/26	8,000,000 [b]	8,108,960
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	675,000	675,101
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	9,305,000	8,342,584
Hesperia Public Financing Authority, Revenue
(Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	4,450,000	3,936,069
Kern High School District, GO (Insured; MBIA, Inc.)	6.40	2/1/12	2,750,000	2,975,913
Los Angeles Department of Water and Power,
Power System Revenue (Insured; MBIA, Inc.)	5.25	7/1/11	2,250,000	2,412,068
Los Angeles Unified School District, GO (Insured; MBIA, Inc.)	5.75	7/1/16	2,000,000	2,300,880
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,617,510
Sacramento County Sanitation Districts Financing
Authority, Revenue (Sacramento Regional
County Sanitation District) (Insured; AMBAC)	5.00	12/1/14	10,000,000 [a]	11,188,200

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	720,000	759,334
Sacramento Municipal Utility District,
Electric Revenue (Insured; FGIC)	5.25	5/15/13	3,530,000	3,819,884
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project) (Insured; MBIA, Inc.)	6.00	8/1/09	205,000	213,223
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project) (Insured; MBIA, Inc.)	6.00	8/1/09	420,000	433,171
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/28	1,000,000	953,500
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/29	3,815,000	3,618,985
Southern California Public Power Authority,
Power Project Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/13	3,010,000	3,341,040
Southern California Public Power Authority,
Power Project Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/14	2,000,000	2,243,840
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000	443,959
Colorado—5.8%
Adams County, FHA Insured Mortgage Revenue
(Platte Valley Medical Center Project) (Insured; MBIA, Inc.)	5.00	2/1/31	5,000,000	5,002,700
Colorado Department of Transportation,
Transportation RAN (Insured; MBIA, Inc.)	5.25	6/15/10	1,000,000	1,054,590
Colorado Educational and Cultural Facilities Authority,
Revenue (Regis University Project) (Insured; Radian)	5.00	6/1/22	1,825,000	1,751,197
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.25	6/1/31	1,000,000	937,610
Colorado Health Facilities Authority,
Revenue (Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000	1,223,412
Colorado Housing Finance Authority (Single Family Program)	6.75	4/1/15	75,000	76,198
Colorado Housing Finance Authority (Single Family Program)	6.05	10/1/16	110,000	114,474
Colorado Housing Finance Authority (Single Family Program)	6.70	10/1/16	40,000	41,426
Colorado Housing Finance Authority (Single Family Program)	7.55	11/1/27	5,000	5,164
Colorado Housing Finance Authority (Single Family Program)	6.80	11/1/28	10,000	10,202
Colorado Housing Finance Authority
(Single Family Program) (Collateralized; FHA)	6.75	10/1/21	230,000	247,604
Colorado Housing Finance Authority
(Single Family Program) (Collateralized; FHA)	7.15	10/1/30	50,000	50,996
E-470 Public Highway Authority,
Senior Revenue (Insured; MBIA, Inc.)	0/5.00	9/1/16	3,565,000 [b]	3,189,106
E-470 Public Highway Authority,
Senior Revenue (Insured; MBIA, Inc.)	5.25	9/1/16	4,000,000	4,194,320
E-470 Public Highway Authority,
Senior Revenue (Insured; MBIA, Inc.)	0/5.00	9/1/17	3,500,000 [b]	3,095,610
Jefferson County School District, GO (Insured; MBIA, Inc.)	6.50	12/15/10	1,500,000	1,637,445

The Funds 19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado (continued)
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.45	6/15/16	7,690,000 [a,b]	7,488,214
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.70	6/15/16	7,345,000 [a,b]	7,227,260
Northwest Parkway Public Highway Authority,
Revenue (Insured; FSA)	0/5.55	6/15/16	10,960,000 [a,b]	10,717,126
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	5.75	11/15/18	3,250,000	3,194,620
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	6.13	11/15/23	4,895,000	4,820,792
University of Colorado, Enterprise System Revenue	5.50	6/1/10	500,000	529,010
University of Colorado Regents, Participation Interest
(Sempra Energy Colorado, Inc., Lease, Development
and Operating Agreement) (Insured; MBIA, Inc.)	6.00	12/1/22	5,000,000	5,270,150
Connecticut—.9%
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,691,340
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	5.13	7/1/27	300,000	303,633
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	4.70	7/1/29	8,000,000	8,094,240
District of Columbia—.5%
District of Columbia, GO (Insured; FSA)	7.68	6/1/16	5,000,000 [c]	4,805,250
Florida—6.3%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,542,450
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,666,975
Florida Municipal Loan Council,
Revenue (Insured; MBIA, Inc.)	5.75	11/1/15	520,000	555,162
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,675,476
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,789,770
Hillsborough County Educational Facilities Authority,
Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,710,000	2,771,761
JEA, Saint Johns River Power Park System, Revenue	5.00	10/1/15	2,750,000	2,890,937
Lee County, Airport Revenue (Insured; FSA)	5.88	10/1/19	3,000,000	3,057,360
Miami-Dade County, Aviation Revenue, Miami
International Airport (Hub of the Americas)	5.00	10/1/10	3,000,000	3,103,890
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/22	2,000,000 [b]	1,570,920
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/35	1,500,000 [b]	1,345,695
Orlando and Orange County Expressway Authority,
Expressway Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	5,061,931
Orlando Utilities Commission, Utility System Revenue	6.07	10/1/16	12,400,000 [c]	11,879,572

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Orlando Utilities Commission, Water and Electric Revenue	5.25	10/1/20	2,260,000	2,400,482
Sarasota County, Limited Ad Valorem Tax Bonds
(Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/25	6,895,000	7,162,871
Seminole Tribe, Special Obligation Revenue	5.75	10/1/22	5,000,000	4,866,200
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	2,000,000	1,882,860
Seminole Tribe, Special Obligation Revenue	5.25	10/1/27	5,000,000	4,496,700
Georgia—3.0%
Burke County Development Authority, PCR (Oglethorpe
Power Corporation, Vogtle Project) (Insured; MBIA, Inc.)	4.75	4/1/11	16,000,000	16,460,480
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	6.13	1/1/24	2,480,000	2,428,391
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	1,010,110
Georgia, GO	5.40	11/1/10	1,000,000	1,070,260
Georgia State Road and Tollway Authority,
Federal Highway Grant Anticipation Revenue (Insured; FSA)	5.00	6/1/13	5,310,000	5,818,592
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	5,000,000	4,999,600
Illinois—5.5%
Chicago, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project)	4.75	6/30/14	1,000,000	1,023,640
Chicago, GO, Project and Refunding (Insured; FGIC)	5.00	1/1/29	10,000,000	10,121,800
Chicago, SFMR (Collateralized: FNMA and GNMA)	4.70	10/1/17	115,000	117,224
Chicago Metropolitan Water Reclamation
District, GO Capital Improvement	7.25	12/1/12	8,500,000	10,053,120
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,096,500
DuPage, Cook and Will Counties Community
College District Number 502, GO	5.25	6/1/16	5,980,000	6,522,864
Illinois, GO	5.00	1/1/17	7,500,000	8,227,575
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,462,750
Illinois Health Facilities Authority, Revenue
(Loyola University Health System)	5.75	7/1/11	1,530,000	1,601,971
Lake County Community Unitary School
District Number 60, GO (Insured; FSA)	5.63	12/1/11	3,150,000	3,267,747
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	5,000,000	5,036,150
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/09	1,000,000	1,044,370
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/10	1,620,000	1,772,377
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/12	1,890,000	2,217,575
Indiana—.5%
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/10	650,000	665,808

The Funds 21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Indiana (continued)
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000	767,580
Indiana Municipal Power Agency, Power Supply
System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000	4,154,741
Iowa—.3%
Muscatine, Electric Revenue (Insured; AMBAC)	5.50	1/1/11	3,000,000	3,188,340
Kansas—.5%
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	5,000,000	5,376,000
Kentucky—1.3%
Kentucky Property and Buildings Commission,
Revenue (Insured; FSA)	6.00	2/1/10	2,000,000 [a]	2,112,000
Kentucky Turnpike Authority, EDR
(Revitalization’s Projects) (Insured; AMBAC)	5.50	7/1/12	1,250,000	1,372,937
Louisville and Jefferson County Metropolitan Sewer District,
Sewer and Drainage System Revenue (Insured; MBIA, Inc.)	5.50	5/15/34	10,000,000	10,344,500
Louisiana—.5%
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	5,000,000	5,349,250
Maine—.2%
Maine Municipal Bond Bank, GO (Insured; FSA)	5.88	11/1/09	1,660,000 [a]	1,751,947
Maryland—1.1%
Maryland Health and Higher Educational Facilities Authority,
Revenue (LifeBridge Health Issue) (Insured; Assured Guaranty)	5.00	7/1/28	5,000,000	5,110,800
Maryland Health and Higher Educational Facilities
Authority, Revenue (University of Maryland
Medical System Issue) (Insured; AMBAC)	5.25	7/1/28	6,400,000	6,478,016
Massachusetts—3.6%
Massachusetts, Consolidated Loan	5.25	11/1/12	3,000,000 [a]	3,266,550
Massachusetts, Consolidated Loan	5.00	8/1/14	3,000,000 [a]	3,255,090
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	4,135,000	4,345,802
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	10,000,000	10,250,700
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	308,812
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear
Project Number 4 Issue) (Insured; MBIA, Inc.)	5.25	7/1/12	2,000,000	2,157,660
Massachusetts Port Authority, Revenue	6.00	1/1/10	2,035,000 [a]	2,161,333
Massachusetts Port Authority, Revenue	5.75	7/1/10	1,325,000	1,408,780
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	10,000,000	10,710,900

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/17	275,000	303,859
Weston, GO	5.63	3/1/10	650,000 [a]	691,847
Michigan—2.1%
Detroit, Water Supply System Revenue
(Second Lien) (Insured; FGIC)	5.75	7/1/22	10,000,000	11,059,600
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000	5,223,600
Michigan Municipal Bond Authority, Drinking
Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,143,450
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,000,000	4,624,600
Minnesota—.9%
Minneapolis Special School District Number 1, GO (Insured; FSA)	5.00	2/1/14	2,350,000	2,379,775
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	6,778,422
Mississippi—.0%
Mississippi State University Educational Building
Corporation, Revenue (Insured; MBIA, Inc.)	5.25	8/1/16	400,000	445,508
Missouri—.5%
Missouri Environmental Improvement and
Energy Resource Authority, Water Pollution
Control Revenue (Revolving Fund Program)	5.50	7/1/14	1,250,000	1,414,750
Missouri Highways and Transportation
Commission, State Road Revenue	5.50	2/1/10	2,000,000	2,099,620
Missouri Highways and Transportation
Commission, State Road Revenue	5.50	2/1/11	2,000,000	2,150,000
Nevada—1.0%
Clark County School District, GO (Insured; FGIC)	5.00	6/15/20	10,000,000	10,752,000
New Hampshire—.2%
Nashua, Capital Improvement Bonds	5.50	7/15/12	560,000 [a]	619,321
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000	1,036,720
New Jersey—4.5%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/17	2,500,000	2,838,200
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/18	5,000,000	5,666,650
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/19	5,000,000	5,655,200
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/23	5,000,000	5,584,100

The Funds 23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Gloucester County Improvement Authority,
Solid Waste Resource Recovery Revenue	6.85	12/1/09	4,000,000	4,130,200
Gloucester County Improvement Authority,
Solid Waste Resource Recovery Revenue	7.00	12/1/09	1,000,000	1,030,650
New Jersey, GO	6.00	2/15/11	1,000,000	1,086,650
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,326,036
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/24	4,000,000	3,813,000
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/31	1,000,000	913,930
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,144,560
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,063,550
New Jersey Economic Development Authority, Transportation
Project Sublease Revenue (New Jersey Transit
Corporation Light Rail Transit System Project) (Insured; FSA)	5.88	5/1/09	1,000,000 [a]	1,028,120
New Jersey Highway Authority, Senior Parkway Revenue
(Garden State Parkway) (Insured; FGIC)	5.00	1/1/09	1,060,000	1,071,978
New Jersey Highway Authority, Senior Parkway Revenue
(Garden State Parkway) (Insured; FGIC)	5.00	1/1/10	1,110,000	1,154,877
New Jersey Transit Corporation, COP (Federal
Transit Administration Grants) (Insured; AMBAC)	6.00	9/15/10	2,000,000 [a]	2,152,220
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	4,620,000	4,198,240
New Mexico—.3%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,079,850
New Mexico Highway Commission, Tax Revenue	6.00	6/15/10	2,000,000 [a]	2,136,800
New York—9.4%
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/10	225,000	240,721
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/11	950,000	1,046,254
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/12	950,000	1,071,448
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000	1,091,436
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000	1,103,187
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000	1,116,174
Long Island Power Authority, Electric System
General Revenue (Insured; FGIC)	5.25	12/1/20	10,000,000	10,455,100
Long Island Power Authority, Electric System
General Revenue (Insured; FGIC)	5.00	12/1/23	7,500,000	7,852,725
Metropolitan Transportation Authority,
Commuter Facilities Revenue	5.50	7/1/11	1,000,000	1,012,690

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,629,050
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,729,335
New York City, GO	5.75	8/1/10	820,000 [a]	885,059
New York City, GO	5.75	8/1/13	830,000	884,971
New York City, GO	5.13	12/1/22	6,000,000	6,294,780
New York City, GO (Insured; XLCA)	5.50	8/1/10	2,000,000	2,119,820
New York City Transitional Finance Authority,
Future Tax Secured Revenue	6.13	5/15/10	2,000,000 [a]	2,158,280
New York City Transitional Finance Authority,
Future Tax Secured Revenue	6.13	5/15/10	175,000 [a]	188,879
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000 [d]	3,222,480
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	1,023,030
New York State Dormitory Authority, Revenue
(Consolidated City University System) (Insured; FSA)	5.75	7/1/18	200,000	227,650
New York State Power Authority, General Purpose Revenue	7.00	1/1/10	350,000 [a]	372,537
New York State Thruway Authority, Highway
and Bridge Trust Fund Bonds (Insured; FSA)	6.00	4/1/10	1,000,000 [a]	1,072,490
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,511,950
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,529,250
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000	5,318,100
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/24	10,000,000	10,498,600
New York State Thruway Authority, State
Personal Income Tax Revenue (Transportation)	5.25	3/15/19	10,000,000 [e]	11,157,900
New York State Urban Development Corporation,
Correctional and Youth Facilities Service Contract Revenue	5.00	1/1/11	5,000,000	5,235,000
Tobacco Settlement Financing Corporation of New York, Asset-
Backed Revenue Bonds (State Contingency Contract Secured)	5.50	6/1/19	5,000,000	5,303,750
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds (State
Contingency Contract Secured) (Insured; MBIA, Inc.)	5.50	6/1/18	2,000,000	2,099,960
North Carolina—2.1%
Charlotte, GO	5.00	4/1/13	1,000,000	1,097,490
Concord, COP (Insured; MBIA, Inc.)	5.50	6/1/11	1,000,000	1,072,180
Durham County, GO	5.50	4/1/10	1,000,000	1,055,740
Guilford County, Public Improvement	5.10	10/1/10	1,500,000 [a]	1,619,700

The Funds 25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina (continued)
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.38	1/1/16	1,500,000	1,554,105
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.25	1/1/20	5,000,000	5,092,000
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/24	2,500,000	2,434,550
North Carolina Eastern Municipal Power
Agency, Power System Revenue (Insured; FGIC)	6.00	1/1/25	4,075,000	4,379,280
Raleigh Durham Airport Authority, Revenue (Insured; FGIC)	5.25	11/1/13	2,465,000	2,591,824
Wake County Industrial Facilities and Pollution Control Financing
Authority, PCR (Carolina Power and Light Company Project)	5.38	2/1/17	1,000,000	1,034,090
Ohio—2.4%
Akron, Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000	527,375
American Municipal Power—Ohio, Inc., Electricity
Purpose Revenue (Prepayment Issue)	5.00	2/1/10	5,000,000	5,065,550
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	11,655,000	10,679,477
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/15	2,265,000	2,455,101
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/17	3,900,000	4,334,928
Ohio, GO Infrastructure Improvements	5.63	2/1/09	1,000,000	1,016,980
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	1,000,000	1,003,070
Toledo-Lucas County Port Authority, Port
Facilities Revenue (Cargill Inc. Project)	4.50	12/1/15	900,000	934,542
Oklahoma—.0%
Oklahoma Housing Finance Agency, SFMR (Collateralized; FNMA)	6.80	9/1/16	15,000	15,512
Oregon—.5%
Eagle Point School District Number 9, GO	5.63	6/15/11	1,500,000 [a]	1,632,735
Jackson County School District Number 6, GO
(Central Point) (Insured; FGIC)	5.75	6/15/10	2,265,000 [a]	2,410,005
Portland, Convention Center Urban Renewal
and Redevelopment Bonds (Insured; AMBAC)	5.75	6/15/18	1,150,000	1,193,666
Pennsylvania—.6%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,727,827
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,299,295
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/11	1,000,000	1,071,990
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,521,506
Rhode Island—.1%
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	800,350

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Rhode Island (continued)
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	250,095
South Carolina—3.0%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/10	10,000,000	10,606,500
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/11	5,650,000	6,063,015
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.88	12/1/12	3,000,000 [a]	3,402,330
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,346,440
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	1,000,000	1,015,150
Horry County School District, GO (Insured;
South Carolina State Department of Education)	5.38	3/1/17	5,030,000	5,409,061
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School District
of Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000	988,360
South Carolina Jobs and Economic Development
Authority, Hospital Facilities Revenue
(Georgetown Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000	1,205,738
Tennessee—1.1%
Shelby County Health Educational and Housing Facility
Board, Revenue (Methodist Healthcare) (Insured; FSA)	5.25	9/1/23	11,205,000	11,664,293
Texas—4.6%
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue Bonds (Insured; XLCA)	5.00	11/1/14	5,000,000	5,005,400
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured; FGIC)	5.50	11/1/31	1,000,000	953,370
Cypress-Fairbanks Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.25	2/15/14	10,000,000 [a]	11,132,400
Houston, Combined Utility System First
Lien Revenue (Insured; AMBAC)	5.00	5/15/11	10,000,000	10,474,800
Lower Colorado River Authority, Transmission Contract Revenue
(LCRA Transmission Services Corporation Project) (Insured; FGIC)	5.00	5/15/20	2,500,000	2,536,175
Lower Colorado River Authority, Transmission Contract Revenue
(LCRA Transmission Services Corporation Project) (Insured; FGIC)	5.00	5/15/21	2,500,000	2,531,075
San Antonio, General Improvement Bonds	5.90	2/1/10	500,000 [a]	527,300
Tarrant County, Limited Tax Bonds	5.00	7/15/27	1,220,000	1,260,565
Texas Municipal Power Agency, Revenue (Insured; FGIC)	4.40	9/1/11	2,750,000	2,753,548
Texas Water Development Board, State Revolving
Fund Subordinate Lien Revenue	5.00	7/15/24	11,500,000	11,993,465

The Funds 27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Utah—.1%
Intermountain Power Agency, Power Supply
Revenue (Insured; FSA)	6.25	7/1/09	750,000	778,087
Vermont—.5%
Burlington, Electric Revenue (Insured; MBIA, Inc.)	6.25	7/1/11	2,000,000	2,167,060
Burlington, Electric Revenue (Insured; MBIA, Inc.)	6.25	7/1/12	2,500,000	2,762,325
Virginia—.7%
Chesterfield County Industrial Development Authority,
PCR (Virginia Electric and Power Company Project)	5.88	6/1/17	3,000,000	3,161,340
Louisa Industrial Development Authority,
PCR (Virginia Electric and Power Company Project)	5.25	12/1/08	3,000,000	3,018,030
Newport News Industrial Development Authority, IDR
(Virginia Advanced Shipbuilding and Carrier Integration Center)	5.50	9/1/10	1,000,000	1,062,150
Washington—2.3%
Port of Longview Industrial Development Corporation,
SWDR (Weyerhaeuser Company Project)	6.88	10/1/08	2,500,000	2,506,350
Seattle, Municipal Light and Power Revenue	5.50	12/1/10	1,000,000	1,067,760
Washington, GO (Various Purpose)	5.00	7/1/23	19,550,000	20,502,476
West Virginia—.4%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	4,055,000	4,044,092
Wisconsin—1.3%
Kenosha, Waterworks Revenue (Insured; FGIC)	5.00	12/1/08	750,000 [a]	771,345
Wisconsin, Transportation Revenue (Insured; FGIC)	5.00	7/1/18	11,825,000	12,620,586
U.S. Related—4.5%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/12	2,000,000	2,023,180
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	6.25	7/1/11	950,000	1,019,455
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	6.25	7/1/13	1,380,000	1,514,329
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/20	5,500,000	5,705,700
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/20	5,000,000	5,187,000
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.25	7/1/15	2,000,000	2,115,060
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.00	7/1/17	3,940,000	4,100,043
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,344,400
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,130,000
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.25	7/1/09	85,000	88,209
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.25	7/1/09	65,000	66,951

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; MBIA, Inc.)	5.88	7/1/10	1,405,000 [a]	1,516,979
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; MBIA, Inc.)	5.88	7/1/10	2,595,000 [a]	2,789,080
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/14	1,000,000	1,053,670
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	995,000	1,046,372
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	5,000	5,699
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	5,000	5,737
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	1,995,000	2,095,847
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	1,940,000	2,064,878
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	5,000	5,814
Puerto Rico Public Buildings Authority,
Government Facility Revenue (Insured; AMBAC)	6.25	7/1/10	750,000	787,080
Total Long-Term Municipal Investments
(cost $976,997,197)				988,103,548

Short-Term Municipal Investments—7.6%

Alaska—.1%
Valdez, Marine Terminal Revenue, Refunding (BP Pipelines Inc. Project)	2.60	9/1/08	1,400,000 [f]	1,400,000
Colorado—.1%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	2.35	9/1/08	450,000 [f]	450,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	2.35	9/1/08	100,000 [f]	100,000
Georgia—.1%
Clayton County Housing Authority, MFHR, Refunding
(Huntington Woods Apartments Project) (Insured;
FSA and Liquidity Facility; Societe Generale)	2.25	9/7/08	875,000 [f]	875,000
Gainesville and Hall County Development Authority,
Senior Living Facility Revenue (Lanier Village
Estates, Inc. Project) (LOC; Allied Irish Banks)	2.80	9/1/08	100,000 [f]	100,000
Illinois—2.6%
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)
(Insured; Assured Guaranty and Liquidity Facility; DEPFA Bank PLC)	2.55	9/1/08	25,000,000 [f]	25,000,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	2.65	9/1/08	3,800,000 [f]	3,800,000
Massachusetts—.9%
Massachusetts, Consolidated Loan (LOC; Bank of America)	2.55	9/1/08	1,300,000 [f]	1,300,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (Insured; MBIA, Inc.)	3.06	10/5/08	6,000,000 [f,g]	6,000,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (Insured; MBIA, Inc.)	3.24	10/5/08	2,000,000 [f,g]	2,000,000

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Montana—.1%
Forsyth, PCR, Refunding (PacifiCorp Project)
(LOC; Rabobank Nederland)	2.55	9/1/08	1,000,000 [f]	1,000,000
North Carolina—1.1%
New Hanover County, HR (New Hanover Regional
Medical Center Project) (Insured; FSA)	3.00	9/7/08	11,775,000 [f]	11,775,000
Pennsylvania—.7%
Berks County Municipal Authority, HR (The Reading Hospital
and Medical Center Project) (Insured; AMBAC)	2.83	10/5/08	4,985,000 [f]	4,985,000
Delaware County Authority, Revenue (White Horse
Village Project) (LOC; Citizens Bank of Pennsylvania)	2.45	9/1/08	1,600,000 [f]	1,600,000
Schuylkill County Industrial Development Authority, RRR, Refunding
(Northeastern Power Company Project) (LOC; Dexia Credit Locale)	2.52	9/1/08	615,000 [f]	615,000
Texas—1.5%
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System) (Insured; MBIA, Inc.)	3.50	10/5/08	15,500,000 [f]	15,500,000
Wyoming—.4%
Sweetwater County, PCR, Refunding (Pacificorp
Projects) (LOC; Barclays Bank PLC)	2.55	9/1/08	4,800,000 [f]	4,800,000
Total Short-Term Municipal Investments
(cost $81,297,624)				81,300,000

Total Investments (cost $1,058,294,821)			100.2%	1,069,403,548
Liabilities, Less Cash and Receivables			(.2%)	(2,538,864)
Net Assets			100.0%	1,066,864,684

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c Variable rate security—interest rate subject to periodic change.
[d] Subject to interest rate change on November 1, 2011.
e Purchased on a delayed delivery basis.
f Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date or the ultimate maturity date if earlier.
g Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of $8,000,000 representing .7% of net assets (see below).

	Acquisition	Purchase	Net
	Date	Price ($)†	Assets (%)	Valuation ($)††

Massachusetts Health and Educational Facilities Authority
(Northeastern University)	1/15/08	100.00	.2	100.00
Massachusetts Health and Educational Facilities Authority
(Northeastern University)	12/17/07	100.00	.5	100.00

† Average cost per unit.
†† The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.

30

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†††

AAA		Aaa		AAA	47.4
AA		Aa		AA	30.0
A		A		A	5.4
BBB		Baa		BBB	13.4
F1		MIG1/P1		SP1/A1	3.8
					100.0

††† Based on total investments.
See notes to financial statements.

The Funds 31

STATEMENT OF FINANCIAL FUTURES
August 31, 2008

		Market Value		Unrealized
BNY Mellon National		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2008 ($)

Financial Futures Short
U.S. Treasury 20 Year Bond	263	(30,853,188)	December 2008	156,156

See notes to financial statements.

32

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon National Short-Term Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—88.5%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.2%
Alabama Public School and College Authority,
Capital Improvement Bonds	5.63	7/1/13	1,000,000	1,043,610
Jefferson County, Sewer Revenue Warrants (Insured; FSA)	5.25	2/1/13	3,000,000	2,704,950
Arizona—3.2%
Chandler Industrial Development Authority,
IDR (Intel Corporation Project)	4.38	12/1/10	5,200,000	5,404,360
California—7.0%
California Department of Water Resources, Power Supply Revenue	5.50	5/1/11	2,000,000	2,158,780
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	3.90	12/1/11	2,000,000	2,076,340
California Statewide Communities Development
Authority, MFHR (Clara Park Cypress Sunrise
Wysong Plaza Apartments) (Collateralized; GNMA)	4.55	1/20/16	1,335,000	1,367,534
Del Mar Race Track Authority, Revenue	5.00	8/15/09	1,080,000	1,093,738
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/11	1,005,000	1,022,748
Sacramento County Sanitation Districts
Financing Authority, Revenue (Sacramento
Regional County Sanitation District) (Insured; AMBAC)	5.00	12/1/14	1,000,000 [a]	1,118,820
San Bernardino County Housing Authority, MFHR (Equity
Residential/Redlands Lawn and Tennis Apartments)	5.20	6/15/09	3,000,000	3,033,210
Colorado—1.6%
Black Hawk, Device Tax Revenue	5.00	12/1/11	600,000	613,416
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	3.75	6/1/09	1,000,000	1,006,670
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/10	1,000,000	1,027,220
Connecticut—1.8%
Connecticut Development Authority, PCR
(Connecticut Light and Power Company Project)	5.85	9/1/28	3,000,000	3,000,900
Florida—12.8%
Florida Department of Environmental Protection,
Florida Forever Revenue (Insured; FGIC)	5.25	7/1/16	3,250,000	3,484,455
Florida Department of Environmental Protection,
Preservation 2000 Revenue (Insured; FSA)	5.25	7/1/13	5,000,000	5,061,600
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/10	3,000,000	3,106,500
Florida Rural Utility Financing Commission,
Revenue Notes (Public Projects Construction)	4.00	2/1/11	1,250,000	1,254,863
Florida State Board of Education, Public
Education Capital Outlay Bonds (Insured; FGIC)	5.25	6/1/13	3,000,000	3,289,980
Highlands County Health Facilities Authority, HR
(Adventist Health System/Sunbelt Obligated Group)	5.00	11/15/08	500,000	502,315
Miami-Dade County Health Facilities Authority, HR
(Miami Children’s Hospital Project) (Insured; AMBAC)	5.50	8/15/11	2,450,000	2,665,453

The Funds 33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Palm Beach County School Board, COP (Master
Lease Purchase Agreement) (Insured; FGIC)	5.00	8/1/11	2,200,000	2,298,076
Idaho—1.5%
University of Idaho Regents, General Revenue (Insured; FSA)	4.38	4/1/11	2,500,000	2,603,025
Illinois—8.0%
Chicago, Senior Lien Water Revenue (Insured; AMBAC)	5.50	11/1/11	1,750,000 [a]	1,914,185
Chicago, Senior Lien Water Revenue (Insured; AMBAC)	5.50	11/1/11	1,000,000 [a]	1,093,820
Illinois, GO (Illinois Fund for Infrastructure,
Roads, Schools and Transit) (Insured; FGIC)	6.00	1/1/17	5,575,000	5,810,599
Illinois, Sales Tax Revenue (Illinois Fund
for Infrastructure, Roads, Schools and Transit)	5.50	6/15/13	1,100,000	1,181,455
Illinois Educational Facilities Authority, Revenue (University of Chicago)	4.05	7/1/09	1,000,000	1,018,170
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	2,500,000	2,518,075
Indiana—2.1%
Indiana Health and Educational Facility Financing Authority,
HR (Clarian Health Obligated Group)	5.00	2/15/11	1,000,000	1,036,740
Indiana Health Facility Financing Authority,
HR (The Methodist Hospitals, Inc.)	5.25	9/15/09	2,415,000	2,447,313
Iowa—.6%
Coralville, Annual Appropriation GO Urban
Renewal Bond Anticipation Project Notes	4.25	6/1/09	1,085,000	1,089,839
Kansas—.8%
The Unified Government of Wyandotte County/Kansas
City, Tax Exempt Sales Tax Special Obligation Revenue
(Redevelopment Project Area B) (LOC; Citibank NA)	3.75	12/1/12	1,360,000	1,359,946
Kentucky—2.5%
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/10	335,000 [a]	365,204
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/12	665,000	699,427
Kentucky Property and Buildings Commission,
Revenue (Project Number 69) (Insured; FSA)	5.25	8/1/14	1,450,000	1,536,130
Kentucky Property and Buildings Commission,
Revenue (Project Number 72) (Insured; MBIA, Inc.)	5.38	10/1/11	1,550,000 [a]	1,687,190
Louisiana—1.1%
Louisiana Public Facilities Authority, Revenue
(Department of Public Safety Project) (Insured; FSA)	5.00	8/1/10	1,765,000	1,857,151
Maryland—.6%
Maryland Health and Higher Educational Facilities Authority,
Revenue (The Johns Hopkins Health System Obligated Group Issue)	5.00	11/15/11	1,000,000	1,045,300

34

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—2.1%
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.75	6/15/12	2,000,000	2,134,520
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/09	340,000	343,998
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/10	200,000	204,696
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	775,000	797,777
Mississippi—1.2%
Mississippi Business Finance Corporation,
SWDR (Waste Management, Inc. Project)	4.40	3/1/11	1,000,000	991,240
Mississippi Hospital Equipment and Facilities Authority,
Hospital Refunding and Improvement Revenue
(South Central Regional Medical Center)	5.00	12/1/09	1,085,000	1,105,344
Missouri—1.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan
District, Subordinate Mass Transit Sales Tax Appropriation
Revenue (Metrolink Cross County Extension Project)	3.95	10/1/09	1,000,000	1,009,920
Blue Springs Neighborhood Improvement District, Limited GO
Temporary Notes (South Area Sewer Improvement Project)	4.13	3/1/09	1,000,000	1,001,670
Montana—2.7%
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured; MBIA, Inc.)	5.75	5/15/10	350,000 [a]	378,262
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured; MBIA, Inc.)	5.75	5/15/24	3,900,000	4,101,045
Nevada—1.8%
Clark County, PCR (Southern California Edison Company)	3.25	3/2/09	2,000,000	1,999,280
Truckee Meadows Water Authority, Water Revenue (Insured; FSA)	5.50	7/1/15	1,000,000	1,074,140
New Hampshire—1.5%
New Hampshire Health and Education Facilities Authority, Revenue
(Center for Life Management Issue) (LOC; Ocean National Bank)	4.05	7/1/11	2,505,000	2,547,936
New Jersey—.3%
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.63	6/15/17	110,000	108,678
University of Medicine and Dentistry of
New Jersey, COP (Insured; MBIA, Inc.)	6.75	12/1/09	465,000	471,719
New York—3.4%
Buffalo and Fort Erie Public Bridge Authority, Toll Bridge
System Revenue (Liquidity Facility; Bank of Nova Scotia)	4.00	7/1/10	1,000,000	1,023,960
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	1,500,000 [b]	1,611,240
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	5.00	9/1/10	3,000,000	3,071,280

The Funds 35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina—1.3%
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty)	5.00	1/1/13	2,000,000	2,148,880
Ohio—4.7%
American Municipal Power—Ohio, Inc., Electricity
Purpose Revenue (Prepayment Issue)	5.00	2/1/11	3,000,000	3,043,590
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	2,430,000	2,226,609
Lorain County, Hospital Facilities Improvement
Revenue (Catholic Healthcare Partners)	5.63	10/1/12	2,500,000	2,662,625
Pennsylvania—1.0%
Lehigh County Industrial Development Authority, PCR
(PPL Electric Utilities Corporation Project) (Insured; AMBAC)	3.13	11/1/08	1,250,000	1,251,675
Sayre Health Care Facilities Authority,
Revenue (Guthrie Health Issue)	5.50	12/1/09	400,000	411,976
Tennessee—3.3%
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.00	9/1/09	2,500,000	2,527,500
The Health, Educational and Housing Facility Board of
Shelby County, Revenue (Baptist Memorial Health Care)	5.00	10/1/08	3,000,000	3,000,150
Texas—4.1%
Austin, Hotel Occupancy Tax Revenue (Convention
Center/Waller Creek Venue Project) (Insured; AMBAC)	5.25	11/15/19	3,000,000	3,081,180
Harris County Cultural Education Facilities Finance
Corporation, Revenue (The Methodist Hospital System)	5.25	12/1/12	1,000,000	1,061,060
Montgomery County, Unlimited Tax Adjustable
Rate Road Bonds (Insured; FSA)	5.00	9/1/10	1,050,000	1,103,728
Port Arthur Independent School District, Unlimited
Tax School Building Bonds (Insured; AMBAC)	5.25	2/15/18	1,000,000	1,010,780
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000	699,581
Virginia—7.4%
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company)	5.25	12/1/08	2,000,000	2,012,020
Peninsula Ports Authority, Coal Terminal Revenue
(Dominion Terminal Associates Project—DETC Issue)	3.30	10/1/08	1,400,000	1,401,246
Rappahannock Regional Jail Authority, Regional Jail Facility GAN	4.25	12/1/09	3,000,000	3,017,190
Riverside Regional Jail Authority, Jail Facility Senior RAN	4.25	7/1/10	3,000,000	3,051,900
Western Virginia Regional Jail Authority, Regional Jail Facility RAN	4.13	12/1/09	3,000,000	3,013,140
Washington—.9%
Port of Longview Industrial Development Corporation,
SWDR (Weyerhaeuser Company Project)	6.88	10/1/08	1,500,000	1,503,810

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related—5.8%
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.00	7/1/11	2,000,000	2,118,560
Puerto Rico Highways and Transportation
Authority, Transportation Revenue	5.25	7/1/12	1,000,000 [a]	1,083,050
Puerto Rico Infrastructure Financing Authority,
Special Tax Revenue	4.50	7/1/10	4,105,000	4,193,586
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,389,311
Total Long-Term Municipal Investments
(cost $148,642,777)				149,588,959

Short-Term Municipal Investments—10.6%

Arizona—.7%
Yuma Industrial Development Authority, HR
(Yuma Regional Medical Center) (Insured; FSA)	3.75	9/28/08	1,100,000 [c]	1,100,000
California—.9%
Los Angeles Department of Water and Power,
Power System Revenue (Insured; XCLA)	4.00	9/7/08	1,500,000 [c]	1,500,000
Colorado—1.5%
Colorado Educational and Cultural Facilities
Authority, Revenue (National Jewish Federation
Bond Program) (LOC; Bank of America)	2.35	9/1/08	1,100,000 [c]	1,100,000
Colorado Educational and Cultural Facilities
Authority, Revenue (National Jewish Federation
Bond Program) (LOC; U.S. Bank NA)	2.35	9/1/08	1,400,000 [c]	1,400,000
Illinois—.3%
Romeoville, Revenue (Lewis University)
(LOC; JPMorgan Chase Bank)	2.35	9/1/08	500,000 [c]	500,000
Kentucky—.0%
Shelby County, Lease Program Revenue (Kentucky Association
of Counties Leasing Trust) (LOC; U.S. Bank NA)	2.30	9/1/08	5,000 [c]	5,000
Massachusetts—3.5%
Chelsea, LR (Massachusetts Information Technolgy
Center Project) (Insured; FSA)	3.24	10/5/08	4,750,000 [c,d]	4,750,000
Massachusetts Consolidated Loan (LOC; Bank of America)	2.55	9/1/08	100,000 [c]	100,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Capital Asset Program Issue) (LOC; Bank of America)	2.40	9/1/08	800,000 [c]	800,000
Massachusetts Water Resources Authority,
Multi-Modal Subordinated General Revenue,
Refunding (LOC; Landesbank Baden-Wurttemberg)	2.60	9/1/08	300,000 [c]	300,000

The Funds 37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Mexico—.2%
Farmington, PCR, Refunding (Arizona Public Service
Company Four Corners Project) (LOC; Barclays Bank PLC)	2.60	9/1/08	400,000 [c]	400,000
New York—.2%
New York City Industrial Development Agency, Civic Facility
Revenue (CASA Project) (LOC; JPMorgan Chase Bank)	1.75	9/7/08	400,000 [c]	400,000
Pennsylvania—2.6%
Delaware County Authority, Revenue (White Horse
Village Project) (LOC; Citizens Bank of Pennsylvania)	2.45	9/1/08	3,400,000 [c]	3,400,000
Philadelphia Authority for Industrial Development,
Revenue (Special People In Northeast, Inc. Project)
(LOC; Citizens Bank of Pennsylvania)	1.90	9/7/08	1,020,000 [c]	1,020,000
Vermont—.2%
Vermont Educational and Health Buildings Financing Agency, HR
(Mount Ascutney Hospital Project) (LOC; TD Banknorth NA)	2.50	9/1/08	155,000 [c]	155,000
Vermont Educational and Health Buildings Financing
Agency, HR (Rutland Regional Medical Center Project)
(Insured; Radian Group and Liquidity Facility; TD Banknorth NA)	2.50	9/1/08	100,000 [c]	100,000
Washington—.4%
Washington Housing Finance Commission, Nonprofit
Housing Revenue (Rockwood Retirement
Communities Program) (LOC; Wells Fargo Bank)	2.41	9/1/08	600,000 [c]	600,000
Wyoming—.1%
Sweetwater County, PCR, Refunding
(Pacificorp Projects) (LOC; Barclays Bank PLC)	2.55	9/1/08	200,000 [c]	200,000
Total Short-Term Municipal Investments
(cost $17,830,000)				17,830,000

Total Investments (cost $166,472,777)			99.1%	167,418,959
Cash and Receivables (Net)			.9%	1,486,502
Net Assets			100.0%	168,905,461

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Subject to interest rate change on November 1, 2011.
c Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date or the ultimate maturity date if earlier.
[d] Security restricted as to public resale. Investment in restricted securities with aggregated market value assets of $4,750,000 representing 2.8% of net assets (see below).

	Acquisition	Purchase	Net
	Date	Price ($)†	Assets (%)	Valuation ($)††

Chelsea, LR (Massachusetts Information
Technology Center Project)	1/10/08	100.00	2.8	100.00

†	Average cost per unit.
††	The valuation of this security has been determined in good faith under the direction of the Board of Trustees.

38

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†††

AAA		Aaa		AAA	42.4
AA		Aa		AA	19.7
A		A		A	10.2
BBB		Baa		BBB	17.2
F1		MIG1/P1		SP1/A1	10.1
Not Rated[e]		Not Rated[e]		Not Rated[e]	.4
					100.0

††† Based on total investments.
e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 39

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.8%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—.9%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000	2,205,275
Jefferson County, Limited Obligation School Warrants	5.50	1/1/21	3,500,000	3,162,215
Arizona—.2%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000	1,189,197
California—5.1%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000	1,514,565
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000 [a]	1,707,480
California, GO	5.25	11/1/17	2,500,000	2,655,600
California, GO	5.50	6/1/20	110,000	114,750
California, GO	5.50	11/1/33	6,300,000	6,427,134
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [a]	955,475
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue	5.75	1/15/40	2,000,000	1,944,680
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA, Inc.)	0/5.88	1/15/27	6,000,000 [a]	6,064,260
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA, Inc.)	0/5.88	1/15/29	2,000,000 [a]	2,010,800
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	1,910,000	1,897,413
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	4,205,000	3,770,077
Colorado—.9%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.70	6/15/16	5,000,000 [a,b]	4,919,850
Florida—.7%
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/35	1,500,000 [a]	1,345,695
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	3,000,000	2,824,290
Georgia—.5%
Burke County Development Authority, PCR (Oglethorpe
Power Corporation, Vogtle Project) (Insured; MBIA, Inc.)	4.75	4/1/11	2,500,000	2,571,950
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	308,812
Michigan—1.2%
Detroit City School District, School Buildings and
Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000	2,187,240
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,225,000	4,832,707

40

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Missouri—.1%
Missouri Housing Development Commission,
SFMR (Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.40	9/1/29	385,000	395,922
New Hampshire—.2%
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,015,000	1,052,271
New Jersey—1.7%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/21	2,000,000	2,258,040
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/23	2,000,000	2,233,640
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.75	6/15/29	4,000,000	3,808,760
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	1,715,000	1,558,438
New York—.4%
Long Island Power Authority, Electric System
General Revenue (Insured; FGIC)	5.25	12/1/20	2,000,000	2,091,020
North Carolina—.5%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.30	1/1/15	1,500,000	1,556,310
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.13	1/1/23	1,500,000	1,488,615
Ohio—2.1%
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.75	6/1/34	7,500,000	6,244,275
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/16	5,000,000	5,557,600
Pennsylvania—70.1%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,286,250
Allegheny County Port Authority, Special
Transportation Revenue (Insured; FGIC)	5.38	3/1/11	2,500,000	2,641,725
Allegheny County Port Authority, Special
Transportation Revenue (Insured; FGIC)	5.50	3/1/14	2,500,000	2,659,600
Allegheny County Port Authority, Special
Transportation Revenue (Insured; FGIC)	5.50	3/1/16	1,360,000	1,446,822
Allegheny County Sanitary Authority,
Sewer Revenue (Insured; MBIA, Inc.)	5.00	12/1/18	2,560,000	2,737,997
Allegheny County Sanitary Authority,
Sewer Revenue (Insured; MBIA, Inc.)	5.00	12/1/22	6,860,000	7,147,434
Allentown School District, GO	5.00	2/15/22	5,875,000 [c]	6,021,816

The Funds 41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Beaver County Industrial Development Authority, PCR
(Duquesne Light Company Project) (Insured; AMBAC)	4.50	11/1/29	6,500,000	6,045,910
Blair County, GO (Insured; AMBAC)	5.38	8/1/15	1,880,000	2,079,769
Blair County, GO (Insured; AMBAC)	5.38	8/1/16	1,980,000	2,195,127
Central Bucks School District, GO	5.00	5/15/23	5,000,000	5,287,350
Central Dauphin School District, GO (Insured; MBIA, Inc.)	6.75	2/1/16	5,000,000 [b]	6,100,000
Central Dauphin School District, GO (Insured; MBIA, Inc.)	7.00	2/1/16	1,630,000 [b]	2,013,946
Central Dauphin School District, GO (Insured; MBIA, Inc.)	7.50	2/1/16	3,100,000 [b]	3,926,522
Central York School District, GO (Insured; FGIC)	5.00	6/1/12	2,305,000	2,463,930
Central York School District, GO (Insured; FGIC)	5.50	6/1/12	80,000 [b]	88,262
Central York School District, GO (Insured; FGIC)	5.50	6/1/14	920,000	992,073
Chester County, GO	5.00	8/15/18	4,545,000	4,858,560
Chichester School District, GO (Insured; FSA)	5.25	3/15/24	1,355,000	1,430,907
Coatesville Area School District, GO (Insured; FSA)	5.25	8/15/14	1,485,000 [b]	1,663,111
Coatesville Area School District, GO (Insured; FSA)	5.25	8/15/14	6,515,000 [b]	7,296,409
Delaware County Authority, College Revenue (Haverford College)	5.88	11/15/21	1,500,000	1,594,260
Delaware County Authority, College Revenue (Haverford College)	5.75	11/15/25	3,000,000	3,163,110
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,179,806
Delaware County Regional Water Quality Control
Authority, Sewer Revenue (Insured; FGIC)	4.75	5/1/10	1,945,000	2,003,933
Delaware River Joint Toll Bridge Commission,
Bridge Revenue (Insured; MBIA, Inc.)	5.25	7/1/17	1,485,000	1,609,161
East Stroudsburg Area School District, GO (Insured; FSA)	7.50	9/1/16	2,500,000 [b]	3,207,250
Easton Area School District, GO (Insured; FSA)	7.50	4/1/18	1,000,000	1,245,110
Easton Area School District, GO (Insured; FSA)	7.50	4/1/21	3,000,000	3,665,430
Easton Area School District, GO (Insured; FSA)	7.50	4/1/22	3,000,000	3,654,930
Erie County, GO (Insured; FGIC)	5.50	9/1/22	1,640,000	1,798,276
Fleetwood Area School District, GO (Insured; FGIC)	5.00	4/1/11	1,500,000	1,591,470
Kennett Consolidated School District, GO (Insured; FGIC)	5.50	2/15/12	1,310,000 [b]	1,431,319
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/09	4,230,000	4,339,599
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/10	2,000,000	2,077,800
Lancaster County Vocational Technical School
Authority, LR (Insured; FGIC)	5.25	2/15/10	1,500,000	1,558,140
Lancaster Higher Education Authority, College
Revenue (Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,928,256
Lancaster Parking Authority, Guaranteed
Parking Revenue (Insured; AMBAC)	5.00	12/1/32	2,300,000	2,299,816

42

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Lancaster Parking Authority, Guaranteed
Parking Revenue (Insured; AMBAC)	5.00	12/1/35	1,500,000	1,484,460
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	3,255,000	3,427,189
Lehigh County Industrial Development Authority, PCR
(People Electric Utilities Corporation Project) (Insured; FGIC)	4.75	2/15/27	2,000,000	1,921,500
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,177,932
Lower Merion School District, GO	5.00	5/15/29	11,975,000	12,225,876
Montgomery County, GO	5.00	9/15/10	1,165,000	1,233,362
Montgomery County, GO	5.00	9/15/11	2,155,000	2,316,560
Muhlenberg School District, GO (Insured; FGIC)	5.38	4/1/15	1,000,000	1,068,960
Neshaminy School District, GO (Insured; AMBAC)	5.00	5/1/18	2,000,000	2,151,420
Neshaminy School District, GO (Insured; AMBAC)	5.00	5/1/24	1,500,000	1,553,040
Northwestern Lehigh School District, GO (Insured; FSA)	5.00	3/15/10	1,245,000	1,300,876
Owen J. Roberts School District, GO (Insured; FSA)	5.50	8/15/12	1,440,000 [b]	1,595,232
Parkland School District, GO (Insured; FGIC)	5.25	9/1/11	2,220,000	2,373,757
Parkland School District, GO (Insured; FGIC)	5.38	9/1/14	3,110,000	3,429,210
Parkland School District, GO (Insured; FGIC)	5.38	9/1/16	1,490,000	1,652,842
Pennsylvania, GO	5.25	2/1/11	7,850,000	8,388,981
Pennsylvania Economic Development Financing
Authority, SWDR (Waste Management Inc. Project)	4.70	11/1/14	5,000,000	4,630,650
Pennsylvania Higher Educational Facilities Authority,
College Revenue (Lafayette College Project)	6.00	5/1/30	5,000,000	5,205,150
Pennsylvania Higher Educational Facilities Authority,
Health Services Revenue (Allegheny Delaware Valley
Obligated Group Project) (Insured; MBIA, Inc.)	5.60	11/15/10	2,000,000	2,008,220
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College) (Insured; AMBAC)	5.25	12/1/12	3,000,000	3,287,880
Pennsylvania Higher Educational Facilities Authority,
Revenue (Drexel University) (Insured; MBIA, Inc.)	5.30	5/1/10	3,035,000	3,072,391
Pennsylvania Higher Educational Facilities
Authority, Revenue (La Salle University)	5.50	5/1/34	2,250,000	2,166,052
Pennsylvania Higher Educational Facilities Authority, Revenue
(State System of Higher Education) (Insured; AMBAC)	5.00	6/15/10	2,785,000	2,915,811
Pennsylvania Higher Educational Facilities Authority, Revenue
(State System of Higher Education) (Insured; AMBAC)	5.75	6/15/10	3,045,000	3,227,365
Pennsylvania Higher Educational Facilities Authority, Revenue
(State System of Higher Education) (Insured; AMBAC)	5.00	6/15/11	2,935,000	3,116,559
Pennsylvania Higher Educational Facilities Authority, Revenue
(Temple University) (Insured; MBIA, Inc.)	5.25	4/1/14	960,000	971,587

The Funds 43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue
(Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,867,059
Pennsylvania Higher Educational Facilities Authority, Revenue
(Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,624,902
Pennsylvania Higher Educational Facilities Authority, Revenue
(University of Scranton) (Insured; AMBAC)	5.75	5/1/11	1,690,000 [b]	1,839,987
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.00	1/15/10	1,630,000	1,680,269
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.13	1/15/11	1,550,000	1,619,114
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	6.00	1/15/22	2,500,000	2,649,575
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System) (Insured; FSA)	5.25	8/1/12	3,000,000	3,098,400
Pennsylvania Housing Finance Agency, SFMR	5.35	10/1/09	1,165,000	1,179,656
Pennsylvania Housing Finance Agency, SFMR	5.45	10/1/10	3,025,000	3,058,063
Pennsylvania Housing Finance Agency, SFMR	5.50	10/1/11	1,325,000	1,337,217
Pennsylvania Housing Finance Agency, SFMR	5.55	10/1/12	325,000	328,344
Pennsylvania Industrial Development Authority,
EDR (Insured; AMBAC)	5.50	7/1/12	5,335,000	5,781,753
Pennsylvania Turnpike Commission, Oil Franchise
Tax Subordinated Revenue (Insured; MBIA, Inc.)	5.25	12/1/13	2,500,000 [b]	2,785,400
Pennsylvania Turnpike Commission, Registration
Fee Revenue (Insured; FSA)	5.25	7/15/24	5,000,000	5,469,650
Pennsylvania Turnpike Commission, Registration
Fee Revenue (Insured; FSA)	5.25	7/15/25	5,000,000	5,464,700
Pennsylvania Turnpike Commission, Turnpike Revenue	5.50	6/1/15	1,500,000	1,619,595
Pennsylvania Turnpike Commission, Turnpike
Revenue (Insured; AMBAC)	5.00	12/1/23	3,700,000	3,790,502
Pennsylvania Turnpike Commission, Turnpike
Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	5,037,000
Pennsylvania Turnpike Commission, Turnpike Revenue (Insured; FGIC)	5.00	6/1/11	3,000,000	3,172,920
Pennsylvania Turnpike Commission, Turnpike Revenue (Insured; FGIC)	5.50	12/1/11	2,510,000	2,708,792
Pennsylvania Turnpike Commission, Turnpike Revenue (Insured; FGIC)	5.50	12/1/12	2,000,000	2,184,220
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	5,011,100
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/11	690,000 [b]	739,908
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/11	720,000 [b]	772,078
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/13	540,000	569,867
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/14	570,000	601,527
Philadelphia, GO (Insured; FSA)	5.25	8/1/17	12,500,000	13,610,500
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.63	6/15/09	5,000,000	5,152,150
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.25	12/15/12	10,000,000	10,764,800
Philadelphia, Water and Wastewater Revenue (Insured; FSA)	5.25	7/1/18	5,000,000	5,424,950

44

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Philadelphia, Water and Wastewater Revenue (Insured; FSA)	5.00	7/1/23	1,690,000	1,752,260
Philadelphia Authority for Industrial Development, Industrial and
Commercial Revenue (Girard Estates Facilities Leasing Project)	5.00	5/15/19	2,400,000	2,404,752
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured; FGIC)	5.00	12/1/20	3,380,000	3,401,091
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured; FGIC)	5.00	12/1/22	3,150,000	3,121,272
Philadelphia Parking Authority, Airport Parking
Revenue (Insured; AMBAC)	5.75	9/1/09	2,255,000	2,271,191
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,310,150
Philadelphia School District, GO (Insured; FSA)	5.75	2/1/11	4,000,000	4,318,240
Philadelphia School District, GO (Insured; FSA)	5.75	2/1/11	3,000,000 [b]	3,246,420
Philadelphia School District, GO (Insured; FSA)	5.50	2/1/12	1,310,000 [b]	1,435,629
Philadelphia School District, GO (Insured; FSA)	5.50	2/1/12	1,770,000 [b]	1,939,743
Pittsburgh School District, GO (Insured; FSA)	5.50	9/1/16	4,000,000	4,547,160
Pittsburgh School District, GO (Insured; FSA)	5.50	9/1/18	1,000,000	1,137,720
Pocono Mountain School District, GO (Insured; FSA)	5.00	9/1/22	5,270,000	5,545,832
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	985,670
Scranton-Lackawanna Health and Welfare Authority, Revenue
(Community Medical Center Project) (Insured; MBIA, Inc.)	5.50	7/1/10	3,035,000	3,072,634
Scranton-Lackawanna Health and Welfare Authority, Revenue
(Community Medical Center Project) (Insured; MBIA, Inc.)	5.50	7/1/11	3,195,000	3,234,267
State Public School Building Authority, School LR
(Richland School District Project) (Insured; FGIC)	5.00	11/15/14	1,265,000 [b]	1,403,176
State Public School Building Authority, School LR
(The School District of Philadelphia Project) (Insured; FSA)	5.00	6/1/13	5,000,000 [b]	5,452,650
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; FSA)	5.25	4/1/13	195,000 [b]	215,479
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; FSA)	5.25	4/1/17	840,000	908,754
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.38	1/1/18	6,000,000	5,508,360
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000	4,389,709
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	2,290,000	2,036,154
Swarthmore Borough Authority, College Revenue	5.50	9/15/11	17,500,000	19,073,600
Swarthmore Borough Authority, College Revenue	5.25	9/15/17	1,000,000	1,080,530
Twin Valley School District, GO (Insured; FSA)	5.25	10/1/15	1,000,000 [b]	1,129,410
University Area Joint Authority, Sewer Revenue (Insured; MBIA, Inc.)	5.00	11/1/11	1,430,000	1,514,542
Upper Darby School District, GO (Insured; FGIC)	5.00	5/1/18	2,870,000	3,055,488
Upper Merion Area School District, GO (Insured; MBIA, Inc.)	5.00	2/15/19	1,165,000	1,226,547

The Funds 45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Warwick School District, GO (Insured; FGIC)	5.25	2/15/11	1,000,000	1,071,300
Wilson Area School District, GO (Insured; FGIC)	5.00	2/15/11	1,910,000	2,010,638
Wilson School District, GO (Insured; FSA)	5.38	5/15/12	1,785,000 [b]	1,959,751
Wilson School District, GO (Insured; FSA)	5.38	5/15/12	1,500,000 [b]	1,646,850
York County, GO (Insured; AMBAC)	5.00	6/1/17	1,100,000	1,174,283
York County Solid Waste and Refuse Authority,
Solid Waste System Revenue (Insured; FGIC)	5.50	12/1/14	1,000,000	1,109,420
South Carolina—.4%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000	2,230,960
Texas—.3%
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured; FGIC)	5.50	11/1/31	2,000,000	1,906,740
Virginia—1.2%
Industrial Development Authority of the County of
Charles City, Solid Waste Disposal Facility
Revenue (USA Waste of Virginia, Inc. Project)	4.88	2/1/09	6,600,000	6,604,158
U.S. Related—13.2%
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/23	4,090,000	4,089,714
Puerto Rico Commonwealth, Public Improvement GO (Insured; FGIC)	5.50	7/1/18	9,545,000	9,907,901
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/14	7,500,000	7,902,525
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/20	4,000,000	4,149,600
Puerto Rico Electric Power Authority,
Power Revenue (Insured; FSA)	5.25	7/1/10	5,000,000 [b]	5,342,400
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.25	7/1/14	7,875,000	8,317,575
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.50	7/1/17	6,000,000	6,394,920
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.50	7/1/19	2,290,000	2,423,095
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,000,000	3,103,320
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,097,500
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FSA)	5.50	7/1/13	1,500,000	1,613,580
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	5.50	7/1/13	4,000,000	4,285,160
46

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Highways and Transportation
Authority, Transportation Revenue	5.25	7/1/10	4,000,000	4,139,400
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000	4,932,150
Puerto Rico Municipal Finance Agency (Insured; FSA)	5.50	8/1/09	5,000,000	5,139,500
Total Long-Term Municipal Investments
(cost $559,567,171)				566,703,272

Short-Term Municipal Investments—.2%

Illinois—.0%
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	2.65	9/1/08	5,000 [d]	5,000
Pennsylvania—.2%
Delaware County Authority, Revenue (White Horse
Village Project) (LOC; Citizens Bank of Pennsylvania)	2.45	9/1/08	700,000 [d]	700,000
Delaware County Authority, Revenue (White Horse
Village Project) (LOC; Citizens Bank of Pennsylvania)	2.45	9/1/08	500,000 [d]	500,000
Washington—.0%
Washington Housing Finance Commission, Nonprofit
Revenue (Pioneer Human Services Projects) (LOC; U.S. Bank NA)	2.41	9/1/08	100,000 [d]	100,000
Total Short-Term Municipal Investments
(cost $1,305,000)				1,305,000

Total Investments (cost $560,872,171)			100.0%	568,008,272
Cash and Receivables (Net)			.0%	200,483
Net Assets			100.0%	568,208,755

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Purchased on a delayed delivery basis.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date or the ultimate maturity date if earlier.

The Funds 47

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	56.0
AA		Aa		AA	21.1
A		A		A	8.9
BBB		Baa		BBB	13.8
F1		MIG1/P1		SP1/A1	.2
					100.0

† Based on total investments.
See notes to financial statements.

48

STATEMENT OF FINANCIAL FUTURES
August 31, 2008

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2008 ($)

Financial Futures Short
U.S. Treasury 20 Year Bond	143	(16,775,688)	December 2008	84,907

See notes to financial statements.

The Funds 49

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.7%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—87.1%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,398,673
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,288,969
Bellingham, GO (Insured; AMBAC)	5.38	3/1/14	1,685,000	1,799,748
Boston, GO	5.75	2/1/10	2,000,000	2,107,960
Boston, GO	5.00	3/1/20	2,500,000	2,697,450
Boston, GO	5.00	3/1/21	3,605,000	3,860,054
Boston Economic Development and Industrial
Corporation, Public Parking Facility Bonds	4.50	6/1/10	3,000,000	3,112,140
Boston Water and Sewer Commission, Revenue	9.25	1/1/11	100,000	112,176
Boston Water and Sewer Commission, Revenue	5.00	11/1/19	2,170,000	2,300,677
Boston Water and Sewer Commission, Revenue	5.00	11/1/23	3,920,000	4,097,419
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,507,778
Burlington, GO	5.25	2/1/12	200,000	217,756
Burlington, GO	5.25	2/1/13	250,000	275,972
Cambridge, GO (Municipal Purpose Loan)	5.00	12/15/11	510,000	550,851
Cohasset, GO	5.00	6/15/22	895,000	930,728
Cohasset, GO	5.00	6/15/23	895,000	933,771
Everett, GO (Insured; FGIC)	5.38	12/15/17	1,250,000	1,362,800
Haverhill, GO (State Qualified Municipal
Purpose Loan) (Insured; FGIC)	5.00	6/1/16	1,580,000	1,756,107
Haverhill, GO (State Qualified Municipal
Purpose Loan) (Insured; FGIC)	5.00	6/1/18	505,000	549,556
Hingham, GO (Municipal Purpose Loan)	5.38	4/1/17	1,645,000	1,778,689
Holden, GO (Municipal Purpose Loan) (Insured; FGIC)	6.00	3/1/10	1,000,000 [a]	1,069,760
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	690,541
Ipswich, GO (Insured; FGIC)	5.00	11/15/14	500,000	552,620
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/20	505,000	529,563
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	545,554
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	608,423
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	609,903
Malden, GO (Insured; FGIC)	5.00	8/1/18	2,260,000	2,401,815
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,500,588
Marblehead, GO	5.00	8/15/18	1,340,000	1,426,872
Marblehead, GO	5.00	8/15/22	1,750,000	1,820,595
Mashpee, GO (Insured; FGIC)	5.63	11/15/10	500,000 [a]	542,255
Massachusetts, Consolidated Loan	5.75	6/1/10	5,000,000 [a]	5,291,850
Massachusetts, Consolidated Loan	5.25	11/1/12	2,000,000 [a]	2,177,700
Massachusetts, Consolidated Loan	5.25	10/1/13	2,600,000 [a]	2,849,028
Massachusetts, Consolidated Loan	5.25	10/1/13	2,500,000 [a]	2,739,450
Massachusetts, Consolidated Loan	5.00	3/1/15	1,500,000 [a]	1,662,270
Massachusetts, Consolidated Loan	5.00	3/1/15	1,800,000 [a]	1,994,724

50

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts, Consolidated Loan	5.00	8/1/16	1,000,000 [a]	1,113,070
Massachusetts, Consolidated Loan	5.50	11/1/16	1,000,000	1,147,380
Massachusetts, Consolidated Loan	5.00	9/1/18	5,000,000	5,397,900
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	11/1/13	2,500,000	2,798,025
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	8/1/18	1,035,000	1,178,637
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	1/1/13	5,000,000 [a]	5,434,150
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	8/1/22	5,825,000	6,298,514
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.50	1/1/12	1,500,000	1,635,690
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.00	8/1/12	420,000 [a]	451,773
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.00	8/1/12	1,580,000 [a]	1,699,527
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.50	11/1/12	3,000,000	3,320,850
Massachusetts, Federal Highway, GAN	5.50	6/15/14	4,335,000	4,424,604
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.75	6/15/12	2,500,000	2,668,150
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.13	12/15/12	1,500,000	1,525,920
Massachusetts, Federal Highway, GAN (Insured; MBIA, Inc.)	5.13	6/15/15	500,000	509,790
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	5,225,000	5,980,849
Massachusetts, GO (Insured; FSA)	5.25	9/1/22	2,275,000	2,531,097
Massachusetts, GO (Insured; XLCA)	7.95	12/1/12	2,470,000 [b]	2,506,877
Massachusetts, Special Obligation
Dedicated Tax Revenue (Insured; FGIC)	5.25	1/1/14	2,500,000 [a]	2,745,075
Massachusetts, Special Obligation
Dedicated Tax Revenue (Insured; FGIC)	6.51	1/1/16	3,540,000 [b]	3,531,893
Massachusetts, Special Obligation Revenue	5.38	6/1/11	6,350,000	6,844,538
Massachusetts, Special Obligation Revenue	5.50	6/1/13	1,000,000	1,117,410
Massachusetts, Special Obligation
Revenue (Insured; FGIC)	5.38	6/1/12	5,000,000 [a]	5,445,450
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/10	2,835,000 [a]	3,024,605
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/11	165,000	174,727
Massachusetts Bay Transportation Authority, Assessment Revenue	5.25	7/1/14	1,045,000 [a]	1,169,742
Massachusetts Bay Transportation Authority, Assessment Revenue	5.25	7/1/14	1,000,000 [a]	1,119,370
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/15	5,000,000 [a]	5,569,800
Massachusetts Bay Transportation Authority,
General Transportation System (Insured; FGIC)	5.25	3/1/15	1,000,000	1,111,290
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	3,888,605
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	2,500,000	2,869,600
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,225,580
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	2,706,413

The Funds 51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance Agency,
Education Revenue (Belmont Hill School Issue)	5.00	9/1/11	500,000 [a]	535,285
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,435,560
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,498,006
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,045,520
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,016,140
Massachusetts Development Finance Agency,
Higher Education Revenue (Smith College Issue)	5.75	7/1/10	1,000,000 [a]	1,076,510
Massachusetts Development Finance Agency,
Revenue (Belmont Hill School Issue)	4.50	9/1/36	1,380,000	1,232,368
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,056,620
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/19	1,000,000	1,087,810
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000	1,918,620
Massachusetts Development Finance Agency,
Revenue (Combined Jewish Philanthropies
of Greater Boston, Inc. Project)	5.25	2/1/22	1,000,000	1,054,880
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	495,153
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	950,560
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	880,730
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)	6.30	1/1/10	350,000	373,786
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)	6.40	1/1/10	370,000 [a]	395,634
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)	6.50	1/1/10	395,000 [a]	422,883
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)	6.38	7/1/13	1,000,000 [a]	1,168,190
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)
(Insured; Assured Guaranty)	5.00	7/1/24	2,750,000	2,812,123

52

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/27	1,000,000	1,013,810
Massachusetts Development Finance Agency,
Revenue (Milton Academy Issue)	5.00	9/1/19	1,000,000	1,073,740
Massachusetts Development Finance Agency,
Revenue (Suffolk University Issue)	5.85	7/1/09	1,000,000 [a]	1,043,780
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	4.50	9/1/31	1,000,000	918,520
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	6.90	12/1/09	1,000,000	1,028,080
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.45	6/1/14	1,000,000	960,550
Massachusetts Educational Financing Authority,
Education Loan Revenue (Insured; AMBAC)	4.70	1/1/10	715,000	726,662
Massachusetts Educational Financing Authority,
Education Loan Revenue (Insured; AMBAC)	6.20	7/1/13	40,000	40,166
Massachusetts Health and Educational Facilities
Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/22	1,080,000	1,111,752
Massachusetts Health and Educational Facilities
Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	3,191,175
Massachusetts Health and Educational Facilities
Authority, Revenue (Boston College Issue)	5.13	6/1/37	2,000,000	2,015,360
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue) (Insured; MBIA, Inc.)	5.25	7/1/20	1,000,000	1,051,310
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue) (Insured; MBIA, Inc.)	5.25	7/1/23	1,000,000	1,030,940
Massachusetts Health and Educational Facilities
Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	2,894,650
Massachusetts Health and Educational Facilities
Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	2,068,800
Massachusetts Health and Educational Facilities
Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000	2,454,550
Massachusetts Health and Educational Facilities
Authority, Revenue (Dartmouth-Hitchcock
Obligated Group Issue) (Insured; FSA)	5.13	8/1/22	2,000,000	2,065,540
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	7/15/36	1,000,000	1,020,940
Massachusetts Health and Educational Facilities
Authority, Revenue (Jordan Hospital Issue)	5.00	10/1/10	500,000	502,090
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	5,335,000	5,870,794
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	2,000,000	2,050,140

The Funds 53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/11	500,000	511,910
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	461,520
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (Insured; MBIA, Inc.)	5.50	10/1/09	420,000	433,742
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/13	1,595,000	1,631,956
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,087,239
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,595,730
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.13	7/1/19	1,000,000	1,010,840
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,278,633
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.75	7/1/21	2,325,000	2,440,948
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	257,180
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.50	8/15/14	1,000,000	1,132,780
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.50	2/15/36	1,000,000	1,015,350
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	1,899,080
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.00	7/1/33	1,000,000	874,550
Massachusetts Health and Educational Facilities Authority,
Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	1,037,350
Massachusetts Health and Educational Facilities Authority,
Revenue (Winchester Hospital Issue)	6.75	7/1/10	1,540,000 [a]	1,664,032
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	1,495,000	1,538,938
Massachusetts Housing Finance Agency, Housing Revenue	5.00	12/1/26	1,165,000	1,080,596
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	176,464
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,700,000	1,719,601
Massachusetts Industrial Finance Agency, Education
Revenue (The Tabor Academy Issue)	5.40	12/1/08	775,000 [a]	797,901
Massachusetts Industrial Finance Agency, Education
Revenue (The Tabor Academy Issue)	5.40	12/1/08	785,000 [a]	808,197
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.45	9/1/17	500,000	505,680
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.50	9/1/27	1,250,000	1,252,050

54

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Industrial Finance Agency, Revenue
(Tufts University Issue) (Insured; MBIA, Inc.)	5.50	2/15/11	500,000	536,635
Massachusetts Industrial Finance Agency, Revenue
(Wentworth Institute of Technology Inc. Issue)	5.55	10/1/08	500,000 [a]	511,745
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Nuclear Project Number 4 Issue) (Insured; MBIA, Inc.)	5.25	7/1/12	2,000,000	2,157,660
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project
Number 4 Issue) (Insured; MBIA, Inc.)	5.25	7/1/14	5,000,000	5,345,550
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project
Number 5 Issue) (Insured; MBIA, Inc.)	5.00	7/1/11	120,000	127,256
Massachusetts Municipal Wholesale Electric Company, Power Supply
Project Revenue (Project Number 6 Issue) (Insured; MBIA, Inc.)	5.00	7/1/10	1,635,000	1,699,599
Massachusetts Port Authority, Revenue	6.00	1/1/10	2,500,000 [a]	2,655,200
Massachusetts Port Authority, Revenue	5.75	7/1/11	3,500,000	3,799,705
Massachusetts Port Authority, Revenue (Insured; FSA)	5.50	7/1/14	1,265,000	1,308,326
Massachusetts Port Authority, Revenue (Insured; MBIA, Inc.)	5.00	7/1/09	1,830,000	1,879,739
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	3,015,256
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,284,360
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/22	3,500,000	3,696,525
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/15	1,900,000	2,105,637
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/18	5,000,000	5,378,450
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/21	2,000,000	2,125,320
Massachusetts Turnpike Authority, Turnpike
Revenue (Insured; MBIA, Inc.)	5.00	1/1/20	5,000,000	5,454,350
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.50	8/1/11	4,000,000	4,341,480
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	2,806,860
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/11	335,000 [a]	358,959
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/12	3,910,000 [a]	4,205,792
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.63	8/1/13	25,000	26,734
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	2/1/14	1,105,000	1,182,129
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/14	1,330,000 [a]	1,490,318

The Funds 55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.50	8/1/14	30,000	31,215
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/17	170,000	187,840
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/18	75,000	80,366
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/32	2,000,000	2,016,920
Massachusetts Water Pollution Abatement Trust, Water
Pollution Abatement Revenue (New Bedford Loan Program)	5.25	2/1/12	500,000	543,415
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue
(South Essex Sewer District Loan Program)	6.38	2/1/15	195,000	195,702
Massachusetts Water Resources Authority,
General Revenue (Insured; FSA)	5.50	8/1/11	100,000	108,331
Massachusetts Water Resources Authority,
General Revenue (Insured; FSA)	5.25	8/1/18	500,000	563,550
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA, Inc.)	6.00	8/1/14	1,000,000	1,154,310
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA, Inc.)	5.25	8/1/19	1,500,000	1,642,200
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA, Inc.)	5.25	8/1/21	1,000,000	1,074,650
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA, Inc.)	5.25	8/1/24	2,500,000	2,649,650
Massachusetts Water Resources Authority,
Subordinated General Revenue (Insured; MBIA, Inc.)	5.50	8/1/11	1,000,000	1,088,200
Middleborough, GO (Insured; MBIA, Inc.)	5.00	12/15/16	1,000,000	1,117,270
Middleborough, GO (Insured; MBIA, Inc.)	5.00	12/15/18	1,275,000	1,393,537
Milton School, GO	5.00	3/1/23	500,000	521,120
Milton School, GO	5.00	3/1/24	500,000	519,390
Milton School, GO	5.00	3/1/25	500,000	517,955
Northampton, GO (Insured; MBIA, Inc.)	5.13	10/15/16	1,985,000	2,196,363
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	1,000,000	1,076,120
Pembroke, GO (Insured; MBIA, Inc.)	4.50	8/1/13	695,000	747,903
Pembroke, GO (Insured; MBIA, Inc.)	5.00	8/1/20	960,000	1,028,640
Pittsfield, GO (Insured; MBIA, Inc.)	5.00	4/15/12	1,000,000	1,068,120
Pittsfield, GO (Insured; MBIA, Inc.)	5.50	4/15/14	500,000	544,880
Randolph, GO (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,122,664
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	501,329
Sandwich, GO (Insured; MBIA, Inc.)	5.75	8/15/10	1,050,000 [a]	1,134,084
Springfield, GO (Municipal Purpose Loan) (Insured; FGIC)	5.50	8/1/11	1,500,000 [a]	1,631,625
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,209,616

56

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,266,455
University of Massachusetts Building Authority,
Project Revenue (Insured; AMBAC)	5.50	11/1/10	1,000,000 [a]	1,070,780
Westfield, GO (Insured; FGIC)	6.50	5/1/10	735,000 [a]	796,402
Worcester, GO (Insured; FGIC)	5.63	8/15/10	1,000,000 [a]	1,077,690
Worcester, GO (Insured; FGIC)	5.00	4/1/18	625,000	661,981
Worcester, GO (Insured; MBIA, Inc.)	5.25	8/15/16	1,000,000	1,088,750
Worcester, GO (Insured; MBIA, Inc.)	5.25	8/15/17	1,000,000	1,086,850
Worcester, GO (Municipal Purpose Loan) (Insured; MBIA, Inc.)	6.25	7/1/10	755,000	807,110
U.S. Related—9.6%
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.15	5/15/11	250,000	267,838
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/12	300,000	326,415
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/13	1,175,000	1,292,124
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/14	2,500,000	2,570,525
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000	1,501,800
Puerto Rico Commonwealth, Public
Improvement GO (Insured; FSA)	5.50	7/1/15	1,350,000	1,482,746
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	6.25	7/1/11	1,050,000	1,126,766
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/14	500,000	526,835
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/15	1,135,000	1,193,600
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.00	7/1/17	1,000,000	1,040,620
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,205,000	3,315,380
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,097,500
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,045,260
Puerto Rico Highways and Transportation
Authority, Highway Revenue	5.00	7/1/16	1,000,000	1,038,010
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,421,328
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; MBIA, Inc.)	6.25	7/1/09	540,000	560,385
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.25	7/1/09	460,000	473,809
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.00	7/1/11	4,000,000	4,237,120
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	1,905,000	1,961,388

The Funds 57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	1,550,000	1,605,397
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/18	1,300,000	1,314,001
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,235,004
Total Long-Term Municipal Investments
(cost $363,586,965)				370,272,099

Short-Term Municipal Investments—2.4%

Massachusetts;
Chelsea, LR (Massachusetts Information
Technolgy Center Project) (Insured; FSA)	3.24	10/5/08	4,750,000 [c,d]	4,750,000
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	2.55	9/1/08	100,000 [c]	100,000
Massachusetts, Consolidated Loan (LOC; Bank of America)	2.55	9/1/08	300,000 [c]	300,000
Massachusetts Development Finance Agency,
Revenue (Boston University Issue) (LOC; Bank of America)	2.55	9/1/08	100,000 [c]	100,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Capital Asset Program Issue) (LOC; Bank of America)	2.40	9/1/08	1,200,000 [c]	1,200,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Museum of Fine Arts Issue)
(Liquidity Facility; Bank of America)	2.40	9/1/08	200,000 [c]	200,000
Massachusetts Water Resources Authority,
Multi-Modal Subordinated General Revenue,
Refunding (LOC; Landesbank Baden-Wurttemberg)	2.60	9/1/08	1,485,000 [c]	1,485,000
Massachusetts Water Resources Authority,
Multi-Modal Subordinated General Revenue,
Refunding (LOC; Landesbank Hessen-Thuringen Girozentrale)	2.55	9/1/08	875,000 [c]	875,000
Total Short-Term Municipal Investments
(cost $9,010,000)				9,010,000

Total Investments (cost $372,596,965)			99.1%	379,282,099
Cash and Receivables (Net)			.9%	3,424,497
Net Assets			100.0%	382,706,596

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date or the ultimate maturity date if earlier.
[d] Security restricted as to public resale. Investment in restricted securities with aggregated market value assets of $4,750,000 representing 1.2% of net assets (see below).

	Acquisition	Purchase	Net
	Date	Price ($)†	Assets (%)	Valuation ($)††

Chelsea, LR (Massachusetts Information
Technology Center Project)	1/10/08-2/1/08	100.00	1.2	100.00

†	Average cost per unit.
††	The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.

58

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†††

AAA		Aaa		AAA	53.3
AA		Aa		AA	27.7
A		A		A	9.2
BBB		Baa		BBB	8.6
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	1.1
					100.0

††† Based on total investments.
See notes to financial statements.

The Funds 59

STATEMENT OF FINANCIAL FUTURES
August 31, 2008

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2008 ($)

Financial Futures Short
U.S. Treasury 20 Year Bond	94	(11,027,375)	December 2008	55,812

See notes to financial statements.

60

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2008

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Assets ($):
Investments in securities—
See Statement of Investments†	1,069,403,548	167,418,959	568,008,272	379,282,099
Cash on Initial Margin—Note 5	420,800	—	228,800	150,400
Interest receivable	11,414,655	1,879,421	6,887,258	3,999,971
Receivable for investment securites sold	4,198,678	122,600	1,184,385	—
Receivable for futures variation margin—Note 5	154,909	—	84,229	55,367
Receivable for shares of Beneficial Interest subscribed	822,046	—	126,700	—
Prepaid expenses and other receivables	26,671	16,513	19,496	22,595
	1,086,441,307	169,437,493	576,539,140	383,510,432

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	344,254	56,561	258,433	126,201
Due to Administrator—Note 4(a)	115,868	18,225	62,477	41,522
Cash overdraft due to Custodian	2,479,246	266,866	1,676,779	208,150
Payable for investment securities purchased	15,168,760	—	6,007,775	—
Payable for shares of Beneficial Interest redeemed	1,403,805	160,483	282,611	380,556
Accrued expenses and other liabilities	64,690	29,897	42,310	47,407
	19,576,623	532,032	8,330,385	803,836

Net Assets ($)	1,066,864,684	168,905,461	568,208,755	382,706,596

Composition of Net Assets ($):
Paid—in capital	1,054,348,530	168,969,849	559,972,894	376,508,713
Accumulated undistributed investment income—net	227,830	29,473	121,264	77,271
Accumulated net realized gain (loss) on investments	1,023,441	(1,040,043)	893,590	(620,334)
Accumulated net unrealized appreciation (depreciation)
on investments (including $156,156, $84,907 and
$55,812 net unrealized appreciation on financial
futures for BNY Mellon National Intermediate Municipal
Bond Fund, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund and BNY Mellon Massachussetts
Intermediate Municipal Bond Fund, respectively)	11,264,883	946,182	7,221,007	6,740,946

Net Assets ($)	1,066,864,684	168,905,461	568,208,755	382,706,596

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,045,019,486	168,243,141	566,767,024	374,115,189
Shares Outstanding	81,366,565	13,254,919	45,886,355	29,756,948
Net Asset Value Per Share ($)	12.84	12.69	12.35	12.57

Investor Shares
Net Assets ($)	21,668,473	662,320	1,441,731	8,573,645
Shares Outstanding	1,689,057	52,239	116,883	682,036
Net Asset Value Per Share ($)	12.83	12.68	12.33	12.57

Dreyfus Premier Shares
Net Assets ($)	176,725	—	—	17,762
Shares Outstanding	13,768	—	—	1,410
Net Asset Value Per Share ($)	12.84	—	—	12.60

† Investments at cost ($)	1,058,294,821	166,472,777	560,872,171	372,596,965

See notes to financial statements.

The Funds 61

STATEMENT OF OPERATIONS
Year Ended August 31, 2008

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Investment Income ($):
Interest Income	46,418,348	6,079,971	27,194,757	15,773,789
Expenses:
Investment advisory fee—Note 4(a)	3,594,243	563,818	3,001,076	1,303,554
Administration fee—Note 4(a)	1,309,213	205,380	765,122	474,817
Custodian fees—Note 4(c)	79,923	12,937	47,702	29,388
Shareholder servicing costs—Note 4(c)	64,721	1,546	4,237	24,853
Registration fees	40,541	24,840	25,459	36,874
Trustees’ fees and expenses—Note 4(d)	37,955	6,507	22,099	14,216
Auditing fees	28,787	26,406	18,783	30,809
Prospectus and shareholders’ reports	17,868	4,313	4,746	6,884
Legal fees	9,682	3,546	1,970	6,434
Distribution fees—Note 4(b)	1,106	—	—	87
Miscellaneous	81,584	28,298	56,756	57,129
Total Expenses	5,265,623	877,591	3,947,950	1,985,045
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(8,306)
Less—reduction in fees due to
earnings credits—Note 2(b)	(6,352)	(370)	(2,872)	(2,736)
Net Expenses	5,259,271	877,221	3,945,078	1,974,003
Investment Income—Net	41,159,077	5,202,750	23,249,679	13,799,786

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	2,930,272	13,630	1,763,501	483,472
Net realized gain (loss) on financial futures	(783,649)	—	(581,765)	(322,390)
Net Realized Gain (Loss)	2,146,623	13,630	1,181,736	161,082
Net unrealized appreciation (depreciation) on
investments (including $156,156, $84,907 and
$55,812 appreciation on financial futures for
BNY Mellon National Intermediate Municipal Bond Fund,
BNY Mellon Pennsylvania Intermediate Municipal Bond
Fund and BNY Mellon Massachussetts Intermediate
Municipal Bond Fund , respectively)	(792,889)	1,246,315	(3,662,156)	4,235,734
Net Realized and Unrealized
Gain (Loss) on Investments	1,353,734	1,259,945	(2,480,420)	4,396,816
Net Increase in Net Assets
Resulting from Operations	42,512,811	6,462,695	20,769,259	18,196,602

See notes to financial statements.

62

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007	2008	2007

Operations ($):
Investment income—net	41,159,077	35,012,568	5,202,750	4,738,360
Net realized gain (loss) on investments	2,146,623	(1,505,123)	13,630	(167,807)
Net unrealized appreciation (depreciation) on investments	(792,889)	(13,239,501)	1,246,315	179,724
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,512,811	20,267,944	6,462,695	4,750,277

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(39,936,768)	(34,000,332)	(5,156,310)	(4,720,147)
Investor Shares	(863,354)	(896,185)	(16,967)	(11,132)
Dreyfus Premier Shares	(7,165)	(36,057)	—	—
Net realized gain on investments:
Class M Shares	—	—	—	(33,181)
Investor Shares	—	—	—	(80)
Dreyfus Premier Shares	—	—	—	—
Total Dividends	(40,807,287)	(34,932,574)	(5,173,277)	(4,764,540)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	254,992,966	273,486,950	75,743,234	41,447,785
Investor Shares	4,509,467	4,696,649	1,034,575	870,799
Dreyfus Premier Shares	393	10	—	—
Dividends reinvested:
Class M Shares	5,465,854	4,139,829	850,655	495,028
Investor Shares	639,203	633,977	13,672	9,505
Dreyfus Premier Shares	1,716	19,116	—	—
Cost of shares redeemed:
Class M Shares	(161,964,429)	(126,058,742)	(55,029,033)	(57,084,093)
Investor Shares	(8,829,522)	(6,786,661)	(1,026,906)	(522,240)
Dreyfus Premier Shares	(154,357)	(2,160,797)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	94,661,291	147,970,331	21,586,197	(14,783,216)
Total Increase (Decrease) in Net Assets	96,366,815	133,305,701	22,875,615	(14,797,479)

Net Assets ($):
Beginning of Period	970,497,869	837,192,168	146,029,846	160,827,325
End of Period	1,066,864,684	970,497,869	168,905,461	146,029,846
Undistributed Investment Income—net	227,830	—	29,473	—

The Funds 63

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007	2008	2007

Capital Share Transactions:
Class M Shares
Shares sold	19,756,849	21,096,258	5,979,916	3,291,249
Shares issued for dividends reinvested	424,803	319,364	67,119	39,309
Shares redeemed	(12,554,905)	(9,731,631)	(4,337,585)	(4,533,591)
Net Increase (Decrease) in Shares Outstanding	7,626,747	11,683,991	1,709,450	(1,203,033)

Investor Shares[a]
Shares sold	349,407	364,741	81,777	69,222
Shares issued for dividends reinvested	49,712	48,914	1,080	755
Shares redeemed	(683,793)	(523,350)	(81,095)	(41,489)
Net Increase (Decrease) in Shares Outstanding	(284,674)	(109,695)	1,762	28,488

Dreyfus Premier Shares[a]
Shares sold	31	1	—	—
Shares issued for dividends reinvested	133	1,468	—	—
Shares redeemed	(11,899)	(166,217)	—	—
Net Increase (Decrease) in Shares Outstanding	(11,735)	(164,748)	—	—

a During the period ended August 31, 2008, 8,430 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund representing $109,477 were automatically converted to 8,430 Investor shares and during the year ended August 31, 2007 110,837 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal
Bond Fund representing $1,442,058 were automatically converted to 110,895 Investor shares.
See notes to financial statements.

64

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

		Year Ended August 31,

	2008	2007

Operations ($):
Investment income—net	23,249,679	23,950,605
Net realized gain (loss) on investments	1,181,736	8,560
Net unrealized appreciation (depreciation) on investments	(3,662,156)	(10,129,094)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,769,259	13,830,071

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(23,028,450)	(23,807,347)
Investor Shares	(54,887)	(107,626)
Net realized gain on investments:
Class M Shares	(1,001,485)	(1,342,041)
Investor Shares	(2,591)	(10,403)
Total Dividends	(24,087,413)	(25,267,417)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	52,631,152	74,399,765
Investor Shares	1,175,559	4,155,623
Dividends reinvested:
Class M Shares	1,342,499	1,424,071
Investor Shares	44,492	59,929
Cost of shares redeemed:
Class M Shares	(94,511,512)	(100,411,233)
Investor Shares	(1,067,910)	(6,473,353)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(40,385,720)	(26,845,198)
Total Increase (Decrease) in Net Assets	(43,703,874)	(38,282,544)

Net Assets ($):
Beginning of Period	611,912,629	650,195,173
End of Period	568,208,755	611,912,629
Undistributed Investment Income—net	121,264	—

Capital Share Transactions (shares):
Class M Shares
Shares sold	4,220,140	5,925,170
Shares issued for dividends reinvested	107,668	112,629
Shares redeemed	(7,581,449)	(7,973,075)
Net Increase (Decrease) in Shares Outstanding	(3,253,641)	(1,935,276)

Investor Shares
Shares sold	94,451	328,071
Shares issued for dividends reinvested	3,582	4,755
Shares redeemed	(85,499)	(511,838)
Net Increase (Decrease) in Shares Outstanding	12,534	(179,012)

See notes to financial statements.

The Funds 65

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund

		Year Ended August 31,

	2008	2007

Operations ($):
Investment income—net	13,799,786	12,342,093
Net realized gain (loss) on investments	161,082	(914,678)
Net unrealized appreciation (depreciation) on investments	4,235,734	(3,725,019)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,196,602	7,702,396

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,409,833)	(12,004,690)
Investor Shares	(310,487)	(333,605)
Dreyfus Premier Shares	(517)	(2,219)
Net realized gain on investments:
Class M Shares	—	—
Investor Shares	—	—
Dreyfus Premier Shares	—	—
Total Dividends	(13,720,837)	(12,340,514)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	93,834,677	102,031,565
Investor Shares	1,241,266	164,103
Dreyfus Premier Shares	—	—
Dividends reinvested:
Class M Shares	3,053,932	2,591,243
Investor Shares	164,179	174,802
Dreyfus Premier Shares	517	1,830
Cost of shares redeemed:
Class M Shares	(69,729,479)	(56,791,685)
Investor Shares	(1,958,561)	(1,042,303)
Dreyfus Premier Shares	—	(149,632)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	26,606,531	46,979,923
Total Increase (Decrease) in Net Assets	31,082,296	42,341,805

Net Assets ($):
Beginning of Period	351,624,300	309,282,495
End of Period	382,706,596	351,624,300
Undistributed Investment Income—net	77,271	—

66

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund

		Year Ended August 31,

	2008	2007

Capital Share Transactions:
Class M Shares
Shares sold	7,460,532	8,130,189
Shares issued for dividends reinvested	243,390	206,519
Shares redeemed	(5,536,521)	(4,526,581)
Net Increase (Decrease) in Shares Outstanding	2,167,401	3,810,127

Investor Shares[a]
Shares sold	98,103	13,027
Shares issued for dividends reinvested	13,088	13,920
Shares redeemed	(155,964)	(83,241)
Net Increase (Decrease) in Shares Outstanding	(44,773)	(56,294)

Dreyfus Premier Shares[a]
Shares sold	—	—
Shares issued for dividends reinvested	42	145
Shares redeemed	—	(11,860)
Net Increase (Decrease) in Shares Outstanding	42	(11,715)

a During the period ended August 31, 2007, 9,671 Dreyfus Premier shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund representing $122,161 were automatically converted to 9,692 Investor shares.
See notes to financial statements.

The Funds 67

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon municipal bond fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

BNY Mellon National Intermediate Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.81	13.01	13.25	13.34	13.09
Investment Operations:
Investment income—net[a]	.52	.50	.50	.50	.51
Net realized and unrealized
gain (loss) on investments	.02	(.20)	(.16)	(.03)	.29
Total from Investment Operations	.54	.30	.34	.47	.80
Distributions:
Dividends from investment income—net	(.51)	(.50)	(.50)	(.50)	(.51)
Dividends from net realized gain on investments	—	—	(.08)	(.06)	(.04)
Total Distributions	(.51)	(.50)	(.58)	(.56)	(.55)
Net asset value, end of period	12.84	12.81	13.01	13.25	13.34

Total Return (%)	4.32	2.36	2.64	3.62	6.22

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.52	.52
Ratio of net expenses to average net assets	.51[b]	.51[b]	.51[b]	.52	.52[b]
Ratio of net investment income
to average net assets	4.01	3.90	3.87	3.80	3.84
Portfolio Turnover Rate	49.50	27.18	28.19	42.72	53.26

Net Assets, end of period ($ x 1,000)	1,045,019	944,909	807,634	732,711	646,793

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

68

			Investor Shares

			Year Ended August 31,

BNY Mellon National Intermediate Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.80	13.00	13.23	13.33	13.08
Investment Operations:
Investment income—net[a]	.48	.47	.47	.47	.48
Net realized and unrealized
gain (loss) on investments	.03	(.20)	(.15)	(.04)	.29
Total from Investment Operations	.51	.27	.32	.43	.77
Distributions:
Dividends from investment income—net	(.48)	(.47)	(.47)	(.47)	(.48)
Dividends from net realized gain on investments	—	—	(.08)	(.06)	(.04)
Total Distributions	(.48)	(.47)	(.55)	(.53)	(.52)
Net asset value, end of period	12.83	12.80	13.00	13.23	13.33

Total Return (%)	4.06	2.11	2.47	3.28	6.04

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.77	.77
Ratio of net expenses to average net assets	.76[b]	.76[b]	.76[b]	.77	.77[b]
Ratio of net investment income
to average net assets	3.77	3.65	3.62	3.56	3.60
Portfolio Turnover Rate	49.50	27.18	28.19	42.72	53.26

Net Assets, end of period ($ x 1,000)	21,668	25,262	27,084	27,409	30,164

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Funds 69

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares

			Year Ended August 31,

BNY Mellon National Intermediate Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.81	13.00	13.24	13.33	13.08
Investment Operations:
Investment income—net[a]	.41	.39	.40	.40	.41
Net realized and unrealized
gain (loss) on investments	.04	(.17)	(.16)	(.03)	.29
Total from Investment Operations	.45	.22	.24	.37	.70
Distributions:
Dividends from investment income—net	(.42)	(.41)	(.40)	(.40)	(.41)
Dividends from net realized gain on investments	—	—	(.08)	(.06)	(.04)
Total Distributions	(.42)	(.41)	(.48)	(.46)	(.45)
Net asset value, end of period	12.84	12.81	13.00	13.24	13.33

Total Return (%)	3.46	1.68	1.88	2.85	5.43

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.26	1.26	1.27	1.27
Ratio of net expenses to average net assets	1.26[b]	1.26[b]	1.26[b]	1.27	1.27[b]
Ratio of net investment income
to average net assets	3.27	3.13	3.12	3.06	3.09
Portfolio Turnover Rate	49.50	27.18	28.19	42.72	53.26

Net Assets, end of period ($ x 1,000)	177	327	2,474	4,656	5,945

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

70

			Class M Shares

			Year Ended August 31,

BNY Mellon National Short-Term Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.59	12.59	12.63	12.81	12.86
Investment Operations:
Investment income—net[a]	.41	.40	.33	.29	.29
Net realized and unrealized
gain (loss) on investments	.10	—	(.04)	(.18)	(.05)
Total from Investment Operations	.51	.40	.29	.11	.24
Distributions:
Dividends from investment income—net	(.41)	(.40)	(.33)	(.29)	(.29)
Net asset value, end of period	12.69	12.59	12.59	12.63	12.81

Total Return (%)	4.09	3.21	2.36	.91	2.00

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.55	.53	.54	.53
Ratio of net expenses to average net assets	.54[b]	.54	.53[b]	.53	.53
Ratio of net investment income
to average net assets	3.23	3.14	2.65	2.31	2.28
Portfolio Turnover Rate	22.93	33.74	49.94	40.92	28.12

Net Assets, end of period ($ x 1,000)	168,243	145,395	160,551	207,063	221,600

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Funds 71

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon National Short-Term Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.58	12.58	12.62	12.79	12.84
Investment Operations:
Investment income—net[a]	.38	.37	.31	.27	.29
Net realized and unrealized
gain (loss) on investments	.10	(.01)	(.05)	(.18)	(.07)
Total from Investment Operations	.48	.36	.26	.09	.22
Distributions:
Dividends from investment income—net	(.38)	(.36)	(.30)	(.26)	(.27)
Net asset value, end of period	12.68	12.58	12.58	12.62	12.79

Total Return (%)	3.83	2.95	2.10	.73	1.72

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.79	.79	.79
Ratio of net expenses to average net assets	.80[b]	.80[b]	.79[b]	.78	.79
Ratio of net investment income
to average net assets	2.99	2.94	2.47	2.06	2.08
Portfolio Turnover Rate	22.93	33.74	49.94	40.92	28.12

Net Assets, end of period ($ x 1,000)	662	635	277	150	94

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

72

			Class M Shares

			Year Ended August 31,

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.43	12.66	12.92	13.13	12.95
Investment Operations:
Investment income—net[a]	.48	.48	.48	.49	.50
Net realized and unrealized
gain (loss) on investments	(.06)	(.20)	(.18)	(.13)	.21
Total from Investment Operations	.42	.28	.30	.36	.71
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.48)	(.49)	(.50)
Dividends from net realized gain on investments	(.02)	(.03)	(.08)	(.08)	(.03)
Total Distributions	(.50)	(.51)	(.56)	(.57)	(.53)
Net asset value, end of period	12.35	12.43	12.66	12.92	13.13

Total Return (%)	3.43	2.23	2.41	2.84	5.60

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.66	.66	.66	.66
Ratio of net expenses to average net assets	.66[b]	.66[b]	.66[b]	.66	.66
Ratio of net investment income
to average net assets	3.87	3.83	3.81	3.78	3.82
Portfolio Turnover Rate	10.14	20.18	13.80	23.88	18.87

Net Assets, end of period ($ x 1,000)	566,767	610,618	646,610	656,901	681,295

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Funds 73

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.41	12.65	12.91	13.13	12.95
Investment Operations:
Investment income—net[a]	.46	.45	.46	.45	.47
Net realized and unrealized
gain (loss) on investments	(.07)	(.21)	(.19)	(.13)	.21
Total from Investment Operations	.39	.24	.27	.32	.68
Distributions:
Dividends from investment income—net	(.45)	(.45)	(.45)	(.46)	(.47)
Dividends from net realized gain on investments	(.02)	(.03)	(.08)	(.08)	(.03)
Total Distributions	(.47)	(.48)	(.53)	(.54)	(.50)
Net asset value, end of period	12.33	12.41	12.65	12.91	13.13

Total Return (%)	3.17	1.89	2.15	2.50	5.41

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91	.91	.92
Ratio of net expenses to average net assets	.91[b]	.91[b]	.91[b]	.91	.92
Ratio of net investment income
to average net assets	3.63	3.59	3.57	3.50	3.56
Portfolio Turnover Rate	10.14	20.18	13.80	23.88	18.87

Net Assets, end of period ($ x 1,000)	1,442	1,295	3,586	4,561	2,741

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

74

			Class M Shares

			Year Ended August 31,

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.42	12.58	12.75	12.81	12.59
Investment Operations:
Investment income—net[a]	.47	.47	.47	.47	.48
Net realized and unrealized
gain (loss) on investments	.14	(.16)	(.14)	(.06)	.22
Total from Investment Operations	.61	.31	.33	.41	.70
Distributions:
Dividends from investment income—net	(.46)	(.47)	(.47)	(.47)	(.48)
Dividends from net realized gain on investments	—	—	(.03)	—	—
Total Distributions	(.46)	(.47)	(.50)	(.47)	(.48)
Net asset value, end of period	12.57	12.42	12.58	12.75	12.81

Total Return (%)	5.02	2.47	2.65	3.25	5.72

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.53	.54	.54	.55
Ratio of net expenses to average net assets	.52[b]	.50	.50	.50	.50
Ratio of net investment income
to average net assets	3.71	3.72	3.73	3.67	3.74
Portfolio Turnover Rate	8.75	18.85	20.57	32.16	27.26

Net Assets, end of period ($ x 1,000)	374,115	342,583	299,263	228,239	197,140

The Funds 75

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.42	12.58	12.75	12.80	12.59
Investment Operations:
Investment income—net[a]	.44	.44	.44	.44	.45
Net realized and unrealized
gain (loss) on investments	.14	(.16)	(.14)	(.05)	.21
Total from Investment Operations	.58	.28	.30	.39	.66
Distributions:
Dividends from investment income—net	(.43)	(.44)	(.44)	(.44)	(.45)
Dividends from net realized gain on investments	—	—	(.03)	—	—
Total Distributions	(.43)	(.44)	(.47)	(.44)	(.45)
Net asset value, end of period	12.57	12.42	12.58	12.75	12.80

Total Return (%)	4.76	2.21	2.40	3.07	5.38

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.78	.79	.79	.80
Ratio of net expenses to average net assets	.77[b]	.75	.75	.75	.75
Ratio of net investment income
to average net assets	3.47	3.48	3.49	3.43	3.50
Portfolio Turnover Rate	8.75	18.85	20.57	32.16	27.26

Net Assets, end of period ($ x 1,000)	8,574	9,024	9,854	10,371	11,698

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

76

			Dreyfus Premier Shares

			Year Ended August 31,

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.45	12.61	12.78	12.83	12.61
Investment Operations:
Investment income—net[a]	.38	.35	.37	.38	.38
Net realized and unrealized
gain (loss) on investments	.14	(.14)	(.14)	(.05)	.22
Total from Investment Operations	.52	.21	.23	.33	.60
Distributions:
Dividends from investment income—net	(.37)	(.37)	(.37)	(.38)	(.38)
Dividends from net realized gain on investments	—	—	(.03)	—	—
Total Distributions	(.37)	(.37)	(.40)	(.38)	(.38)
Net asset value, end of period	12.60	12.45	12.61	12.78	12.83

Total Return (%)	4.25	1.71	1.89	2.59	4.85

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.28	1.29	1.29	1.30
Ratio of net expenses to average net assets	1.27[b]	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	2.97	2.96	2.99	2.98	3.01
Portfolio Turnover Rate	8.75	18.85	20.57	32.16	27.26

Net Assets, end of period ($ x 1,000)	18	17	165	202	655

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Funds 77

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty series, effective as of the close of business on September 12, 2008, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “fund” and collectively, the “funds”). Effective March 31,2008,theTrust changed its name from “Mellon Funds Trust” to “BNY Mellon Funds Trust” and each fund added “BNY” to the beginning of its name. BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork, which has changed its name to The Bank of New York Mellon.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate

78

Municipal Bond Fund no longer offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S.Treasury securities and swaps) are valued each business day by an independent pricing service (the“Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have arrangements with the custodian and cash management banks whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statement of Operations.

(c) Concentration of risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Funds 79

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in IncomeTaxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended August 31, 2008.

As of and during the period ended August 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2008.

Table 2 summarizes BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2008.

Table 3 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007, respectively.

During the period ended August 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums/discounts, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 4. Net assets and net asset value per share were not affected by this reclassification.

Table 1.

	Undistributed	Undistributed	Undistributed	Unrealized
	Tax Exempt	Ordinary	Capital Gains	Appreciation
	Income ($)	Income ($)	(Losses) ($)	(Depreciation) ($)

BNY Mellon National Intermediate Municipal Bond Fund	388,050	1,328	719,767	11,567,229
BNY Mellon National Short-Term Municipal Bond Fund	62,095	—	(1,040,043)	946,182
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	177,815	—	742,338	7,372,259
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	80,036	—	(576,569)	6,697,181

Table 2.

Expiring in fiscal†	2014 ($)†	2015 ($)†	2016 ($)†	Total ($)

BNY Mellon National Short-Term Municipal Bond Fund	439,406	501,053	99,584	1,040,043
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	—	67,779	508,790	576,569

† If not applied, the carryovers expire in the above years.

80

NOTE 3—Bank Lines of Credit:

Effective May 1, 2008, the funds participate with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Prior to May 1, 2008, the funds participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. During the period ended August 31, 2008, the funds did not borrow under the lines of credit.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of the BNY Mellon National Intermediate Municipal Bond Fund,.35% of the BNY Mellon National

Short-Term Municipal Bond Fund, .50% of the BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and .35% of the BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

The Bank of NewYork Mellon agreed, until September 30, 2007, with respect to BNY Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or reimburse a portion of the fund’s

Table 3.

				Ordinary		Long-Term
	Tax-Exempt Income ($)		Income ($)		Capital Gains ($)
	2008	2007	2008	2007	2008	2007

BNY Mellon National Intermediate
Municipal Bond Fund	40,807,287	34,847,113	—	85,461	—	—
BNY Mellon National Short-Term
Municipal Bond Fund	5,173,277	4,730,899	—	33,641	—	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	23,083,337	23,914,973	212,223	191,052	791,853	1,161,392
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	13,720,837	12,340,514	—	—	—	—

Table 4.

	Accumulatead	Accumulatead
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)

BNY Mellon National Intermediate Municipal Bond Fund	(123,960)	123,806	154
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(45,078)	45,078	—
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(1,678)	1,678	—

The Funds 81

NOTES TO FINANCIAL STATEMENTS (continued)

expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses, in the aggregate, did not exceed an annual rate of .50% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, for BNY Mellon Massachusetts Intermediate Bond Fund, amounted to $8,306 during the period ended August 31, 2008.

During the period ended August 31, 2008, the Distributor retained $711 from contingent deferred sales charges on redemptions of the BNY Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2008, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares were charged $1,106 and $87, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period endedAugust 31,2008,pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 5.

BNY Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$57,739
BNY Mellon National Intermediate Municipal
Bond Fund (Dreyfus Premier Shares)	553
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	1,428
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	3,809
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	22,512
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	44

The funds compensate The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 6 summarizes the amounts the funds were charged during the period ended August 31, 2008 pursuant to the cash management agreement.

Table 6.

BNY Mellon National Intermediate
Municipal Bond Fund	$3,646
BNY Mellon National Short-Term
Municipal Bond Fund	94
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	232
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	1,300

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services

82

for the relevant funds. Table 7 summarizes the amounts each funds were charged during the period ended August 31, 2008, pursuant to the custody agreement.

Table 7.

BNY Mellon National Intermediate
Municipal Bond Fund	$79,923
BNY Mellon National Short-Term
Municipal Bond Fund	12,937
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	47,702
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	29,388

During the period ended August 31, 2008, each of the funds was charged $5,622 for services performed by the Chief Compliance Officer. Table 8 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Effective June 1, 2008, each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $10,000. Prior to June 1, 2008, the Trust paid its Board members an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and reimbursed them for travel and out-of-pocket expenses, and the Chairmen of the Trust’s Board and Audit Committee received additional annual fees of $10,000 and $8,000, respectively.

NOTE 5—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2008.

The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2008 are set forth in the Statement of Financial Futures.

Table 8.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

BNY Mellon National Intermediate
Municipal Bond Fund	315,871	75	4,637	19,911	3,760
BNY Mellon National Short-Term
Municipal Bond Fund	49,636	—	132	3,033	3,760
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	243,412	—	314	10,947	3,760
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	113,196	8	1,830	7,407	3,760

The Funds 83

NOTES TO FINANCIAL STATEMENTS (continued)

Table 10 summarizes accumulated net unrealized appreciation on investments for each fund at August 31, 2008.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 6—Plan of Reorganization:

On March 11, 2008, the Board of Trustees approved an Agreement and Plan of Reorganization between BNY

Mellon National Intermediate Municipal Bond Fund (the “Acquiring Fund”) and BNY Hamilton Intermediate Tax-Exempt Fund (the “Acquired Fund”) providing for the Acquired Fund to merge into the Acquiring Fund as part of a tax-free reorganization.The merger, which was approved by the Acquired Fund’s shareholders, on July 16, 2008, occurred as of the close of business on September 12, 2008. On that date, shareholders of the Acquired Fund’s Institutional shares received Class M shares of the Acquiring Fund and shareholders of the Acquired Fund’s Class A shares received Investor shares of the Acquiring Fund. The Acquired Fund exchanged all of its assets at net asset value, subject to liabilities, for the equivalent value of shares of the Acquiring Fund. Such shares have been distributed pro rata to shareholders of the Acquired Fund so that each shareholder received a number of shares of the Acquired Fund equal to the aggregate net asset value of the shareholders Acquired Fund’s shares.

Table 9.

	Purchases ($)	Sales ($)

BNY Mellon National Intermediate Municipal Bond Fund	489,764,408	475,502,097
BNY Mellon National Short-Term Municipal Bond Fund	47,670,449	33,279,112
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	59,616,148	94,777,695
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	53,776,521	31,265,641

Table 10.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

BNY Mellon National Intermediate Municipal Bond Fund	1,057,836,319	24,122,377	12,555,148	11,567,229
BNY Mellon National Short-Term Municipal Bond Fund	166,472,777	1,624,222	678,040	946,182
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	560,636,013	14,978,112	7,605,853	7,372,259
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	372,584,918	8,893,428	2,196,247	6,697,181

84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund, each a series of BNY Mellon Funds Trust, (collectively “the Funds”), including the statements of investments as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund as of August 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2008

The Funds 85

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both which will be mailed by January 31, 2009.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both which will be mailed by January 31, 2009.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2008:

  all the dividends paid from investment income- net are “exempt-interest dividends” (not gener- ally subject to regular Federal income tax).
  the fund hereby designates $.0162 per share as a long-term capital gain distribution and $.0044 per share as a short-term capital gain distribution paid on December 13, 2007.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2008 calendar year on Form 1099-INT, both which will be mailed by January 31, 2009.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both which will be mailed by January 31, 2009.

86

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 10-11, 2008, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. Dreyfus also provided the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. The Board members also reviewed reports prepared by Lipper which included information comparing each fund’s performance with that of a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and with that of a broader group of funds (the “Performance Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses, total return performance and yield. Dreyfus also provided a comparison of each fund’s calendar year total returns to the performance of the fund’s benchmark. Representatives of Dreyfus furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe and each Performance Group and Performance Universe.

BNY Mellon National Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quartile of the Expense Group and Expense Universe (below the respective Expense Group and Expense Universe medians).

The Funds 87

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also reviewed the results of the Performance Group and Performance Universe comparisons.The Board noted that for periods ended January 31, 2008, the fund’s total return performance was below the medians of the Performance Group for the 1-, 2- and 3-year periods, and was above the medians for the 4- and 5-year periods, and was below the median of the Performance Universe for the 1-year period, and was above the medians for the 2-, 3-, 4- and 5-year periods.The Board also noted that the fund’s yield was above the medians of the Performance Group for each of the 1-year periods ended January 31st for each of the reported periods, except 2004, when it was equal to the median, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund. The Board considered BNY Mellon Wealth Management’s general advisory fee schedule for accounts with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon National Short-Term Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile of the Expense Group and Expense Universe (above the respective Expense Group and Expense Universe medians).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s total return performance was below the medians of the Performance Group, and was above the medians of the Performance Universe, for the reported periods ended January 31, 2008.The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for 2002 and for 2005 through 2008, was above the medians for each of the 1-year periods ended January 31st for 2003 and 2004, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for 2002 through 2005, was below the medians for the 1-year periods ended January 31st for 2006 and 2007 and was equal to the median for the 1-year period ended January 31, 2008.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund.The Board considered BNY Mellon Wealth Management’s general advisory fee schedule for accounts with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

88

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratio of the funds in the Expense Group and in the Expense Universe, and noted that the fund’s expense ratio ranked 3 of 4 (among the highest expense ratios) in the Expense Group and 4 of 5 (among the highest expense ratios) in the Expense Universe.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2008, the fund’s total return performance was below the medians of the Performance Group for the 1-, 2-, 3- and 4-year periods, and was above the median for the 5-year period, and was below the median of the Performance Universe for the 1-year period, and was above the medians for the 2-, 3-, 4- and 5-year periods.The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for 2002 and 2003, and was above the medians for each of the 1-year periods ended January 31st for 2004 through 2008, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for 2003 through 2008 and was below the median for the 1-year period ended January 31, 2002.

The Board considered BNY Mellon Wealth Management’s general advisory fee schedule for accounts with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund had the lowest expense ratios in the Expense Group and the Expense Universe. The Board also considered that Mellon Bank waived fees and/or reimbursed fund expenses through September 30, 2007, so that the total annual operating expenses of Class M shares, Investor shares and Dreyfus Premier shares of the fund (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) were limited to 0.50% and that the undertaking is no longer in effect pursuant to its terms.

The Board also reviewed, and placed significant emphasis on, the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s total return performance was above the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2008.The Board also noted that the fund’s yield was above the medians of the Performance Group and the Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods, except for the 1-year period ended January 31, 2000, when it was below the median of the Performance Group.

The Board considered BNY Mellon Wealth Management’s general advisory fee schedule for accounts with

The Funds 89

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds. The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets, and the extent to which economies of scale would be realized if a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading the funds’ portfolios.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.The Board also noted the current fee waiver and expense reimbursement arrangement pertaining to BNY Mellon Massachusetts Intermediate Municipal Bond Fund and its effect on the profitability of Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus to each fund are adequate and appropriate.
  With respect to BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund, the Board was gen- erally satisfied with each fund’s overall performance.
  With respect to BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the Board was satisfied with the fund’s overall performance
  With respect to BNY Mellon Massachusetts Intermediate Municipal Bond Fund, the Board was satisfied with the fund’s performance.

90

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the services pro- vided, comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its rela- tionship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

The Funds 91

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (65)
Chairman of the Board (2000)

Principal Occupation During Past 5Years:

  Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

Other Board Memberships and Affiliations:

  Board of Consultors of Villanova University School of Law, Board Member
  Temple University,Trustee
  Philadelphia Police Foundation, Board Member
  Philadelphia Children’s First Fund, Board Member
  American College of Trial Lawyers, Fellow
  Historical Society of the United States District Court for the Eastern District of Pennsylvania, Director
  St. Jude’s Children Research Hospital Professional Advisory Board, Director
  Crowley Chemical, Director
  Franklin Security Bank,Vice Chairman
  International Academy of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 20

———————

Ronald R. Davenport (72)
Board Member (2000)

Principal Occupation During Past 5Years:

 Chairman of Sheridan Broadcasting Corporation since July 1972

Other Board Memberships and Affiliations:

 American Urban Radio Networks, Co-Chairman

No. of Portfolios for which Board Member Serves: 20

———————

John L. Diederich (71)
Board Member (2000)

Principal Occupation During Past 5Years:

  Chairman of Digital Site Systems, Inc., a privately held soft- ware company providing internet service to the construction materials industry, since July 1998

Other Board Memberships and Affiliations:

  Continental Mills, a dry baking products company, Board Member
  Pittsburgh Parks Conservancy, Board Member

No. of Portfolios for which Board Member Serves: 20

Maureen M.Young (63)
Board Member (2000)

Principal Occupation During Past 5Years:

  Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

Other Board Memberships and Affiliations:

 Oakland Planning and Development Corp., Board Member

No. of Portfolios for which Board Member Serves: 20

———————

Kevin C. Phelan (64)
Board Member (2000)

Principal Occupation During Past 5Years:

  Mortgage Banker, Meredith & Grew, Inc. since March 1978, including President since September 2007 and Executive Vice President and Director from March 1998 to September 2007

Other Board Memberships and Affiliations:

  Greater Boston Chamber of Commerce, Director
  Fiduciary Trust of Boston, Director
  Caritas Medical Center,Vice Chairman
  St. Elizabeth’s Medical Center of Boston, Board Member
  Providence College,Trustee
  Simmons College,Trustee
  Newton Country Day School, Chairman of the Board
  Babson College, Board of Visitors
  Boston University School of Public Health, Board of Visitors
  Boston Public Library Foundation, Director
  Boston Foundation, Director
  Boston Municipal Research Bureau, Board Member
  Boys and Girls Club of Boston, Board Member
  Boston Capital Real Estate Investment Trust, Director

No. of Portfolios for which Board Member Serves: 20

———————

Patrick J. Purcell (60)
Board Member (2000)

Principal Occupation During Past 5Years:

  Owner, President and Publisher of The Boston Herald since February 1994
  President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
  President and CEO, Herald Media since 2001

Other Board Memberships and Affiliations:

  The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Board Member
  The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic dis- eases, Board Member
  United Way of Massachusetts Bay, Board Member
  Greater Boston Chamber of Commerce, Board Member

No. of Portfolios for which Board Member Serves: 20

92

John R. Alchin (60)
Board Member (2008)

Principal Occupation During Past 5Years:

  Retired since 2007
  Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer from 2002 to 2007

Other Board Memberships and Affiliations

  Big Brothers/Big Sisters of Southeastern Pennsylvania, Director
  Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director
  Philadelphia Museum of Art, Board Member
  Metropolitan AIDS Neighborhood Nutrition Alliance, Board Member

No. of Portfolios for which Board Member Serves: 20

———————

Kim D. Kelly (52)
Board Member (2008)

  Consultant since 2005
  President, Chief Executive Officer and a Director of Arroyo Video Solutions, Inc., a video-on-demand technology company, from 2004 to 2005
  Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from 2002 to 2003 and Chief Operating Officer from 1998 to 2003

Other Board Memberships and Affiliations:

  Saint David’s School,Trustee
  MCG Capital Corp., Director

No. of Portfolios for which Board Member Serves: 20

Thomas F. Ryan, Jr. (67)
Board Member (2000)

Principal Occupation During Past 5Years:

  Retired since April 1999
  President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Brigham & Women’s Hospital,Trustee
  New York State Independent System Operator, a non-profit organization which administers a competitive wholesale mar- ket for electricity in New York State, Director
  RepliGen Corporation, a biopharmaceutical company, Director

No. of Portfolios for which Board Member Serves: 20

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 93

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 43 years old has been employed by Mellon Bank since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary
since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant
Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary
since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant
Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant
Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary
since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary
since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since
September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

94

JOSEPH W. CONNOLLY, Chief Compliance Officer since
October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance
Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Funds 95

For More Information

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

MFTAR0808-MB

©2008 MBSC Securities Corporation

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Income Stock Fund	6
BNY Mellon Mid Cap Stock Fund	9
BNY Mellon Small Cap Stock Fund	12
BNY Mellon U.S. Core Equity 130/30 Fund	15
BNY Mellon International Fund	18
BNY Mellon Emerging Markets Fund	21
BNY Mellon Balanced Fund	24
Understanding Your Fund's Expenses	27
Comparing Your Fund's Expenses With Those of Other Funds	28
Statements of Investments	29
Statement of Options Written	33
Statement of Securities Sold Short	42
Statements of Assets and Liabilities	60
Statements of Operations	63
Statement of Cash Flows	66
Statements of Changes in Net Assets	67
Financial Highlights	72
Notes to Financial Statements	89
Report of Independent Registered Public Accounting Firm	101
Important Tax Information	102
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	104
Board Members Information	110
Officers of the Trust	112

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present to you this annual report of BNY Mellon Funds Trust, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic and market conditions generally remained unsettled throughout the reporting period. A persistent credit crisis, downturns in the U.S. and global economies and resurgent inflationary pressures produced heightened market volatility. However, a look at the returns of various stock market indices over the 12-month reporting period reveals a counter-historical trend: Smaller, growth-oriented stocks declined less sharply, on average, than larger value stocks.

After several years of double-digit annual gains, international stock markets generally declined over the reporting period as economic conditions softened in most parts of the world. Europe appears to have followed the United States into a consumer-led downturn. Japan has been unable to pull its struggling economy out of a long malaise. And the previously torrid growth rates of emerging markets in Asia, Latin America and Eastern Europe have begun to moderate.

These results reinforce two important principles of investing: the short-term movements of financial markets are difficult to predict; and diversification across asset classes and investment styles can help cushion the volatility of individual securities and markets.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures. The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, rather than entering either a sustained rebound or a severe recession. As always, your portfolio manager can help you position your investments accordingly.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2008

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of –9.95%, and Investor shares produced a total return of –10.26% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –11.13% for the same period.2

Large cap stocks retreated over the reporting period when soaring energy prices,an economic downturn and a global credit crisis dampened investor sentiment.The fund produced slightly higher returns than its benchmark, primarily due to strong stock selections in the financials, information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Next, we use fundamental analysis to select the most attractive of the higher ranked securities, drawing on a variety of internal andWall Street research sources. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Security Selection Strategy Drove Fund Performance

Large-cap U.S. stocks generally produced disappointing results over the reporting period amid an onslaught of negative economic news.As housing values plummeted and unemployment rates climbed, mortgage delinquencies and foreclosures rose sharply, fueling ongoing turmoil in the mortgage market. Meanwhile, escalating commodity prices over much of the reporting period burdened consumers with soaring oil, gas and home heating expenditures and rising food costs. These factors caused consumers to cut back on spending in other, more discretionary areas. In addition, with banks increasingly reluctant to lend, many businesses reduced capital spending in anticipation of a more difficult business environment.

At the same time, a credit crisis that began in the sub-prime mortgage market continued to batter commercial banks, investment banks, insurers and mortgage agencies. A number of the world’s major financial institutions announced additional write-downs and write-offs over the reporting period, sparking steep declines in their stock prices. Most other market sectors also posted losses in this challenging environment.

The fund received strong contributions to relative performance from our stock selection strategy in the hard-hit financials sector. In the mortgage finance industry, the fund did not hold government-sponsored enterprise Freddie Mac, and we eliminated Fannie Mae from the portfolio before both companies encountered capital shortages that resulted in their takeover by the

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

federal government soon after the reporting period’s end. The fund also avoided declines in banking giant Washington Mutual, which was forced to raise dilutive capital as a result of their leverage to the troubled mortgage market.Among commercial banks, an overweighted position in PNC Financial Services Group fared well due to its strong capital position and relative lack of exposure to the asset write-downs that affected other large regional banks. The fund also avoided harder-hit members of the capital markets industry, including Merrill Lynch, Lehman Brothers and Bear Stearns.

The fund’s investments in the information technology sector bolstered the fund’s results. BlackBerry maker Research In Motion benefited from the proliferation and popularity of its products, including increased adoption of smartphones by retail customers. In the energy sector, which represented the S&P 500 Index’s top performing sector during the reporting period, fund holdings Chesapeake Energy and Hess Corporation were bolstered by surging oil and natural gas prices.

On the other hand, the health care sector detracted from the fund’s relative performance, due mainly to overweighted positions in pharmaceutical developers Merck

& Co. and Schering-Plough, which fared relatively poorly. In the industrials sector, the fund held no exposure to the road-and-rail industry, which benefited as shippers sought lower-cost transportation alternatives. Conversely, the fund held a small position in U.S.Airways

Group, which, despite higher-than-forecast revenues, fell sharply due to significant increases in the price of fuel.

Finding Opportunities in a Challenging Market

As of the reporting period’s end, the economic downturn has persisted and the credit crisis has intensified.Therefore, we have maintained the fund’s disciplined security selection strategy, which we believe is critical to weathering market downturns.We have found a number of what we believe are attractive opportunities in the information technology sector, where certain companies appear poised to maintain their earnings despite the slower business climate. On the other hand, we recently have found relatively few stocks meeting our criteria in the energy sector, primarily due to the expected effects of the recent pull-back in commodity prices. Although we have maintained a market-neutral allocation to the health care sector overall, we have focused primarily on innovative companies in the pharmaceutical and biotechnology industries that have gained market share and sell distinctive products.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		(9.95)%	6.24%	3.61%
Investor shares	7/11/01	(10.26)%	5.98%	—	1.61%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Large Cap Stock Fund on 8/31/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Brian C. Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Income Stock Fund’s Class M shares produced a total return of –13.79%, and Investor shares produced a total return of –14.03% .1 In comparison, the Russell 1000 Value Index (the “Index”), the fund’s benchmark, provided a total return of –14.66% .2

Equity markets declined during the reporting period as an economic slowdown and credit crisis depressed investor sentiment. In this challenging environment, the fund outperformed its benchmark, primarily due to the success of our “bottom-up” stock selection strategy in the consumer staples, information technology and telecommunications services sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Economic Slump Weighed on Investor Sentiment

A deteriorating economy and an intensifying credit crunch fueled a precipitous drop in U.S. stock prices during the reporting period. Declining housing values, soaring energy and food costs, rising unemployment and stifled consumer spending weighed heavily on investor sentiment.Although government efforts to stimulate the economy provided modest relief during the reporting period, uncertainty regarding the domestic economic outlook, paired with a slowdown in developed international economies, contributed to ongoing risk aversion among investors.

Strong Stock Selections Aided Relative Results

The fund’s absolute performance suffered along with the overall market; however, our bottom-up approach led to favorable returns from the purchases and sales of individual stocks, enabling the fund to produce higher relative returns than its benchmark. Overweighted exposure and solid stock selections in the consumer staples sector provided the reporting period’s greatest positive contribution to fund performance.Tobacco giant Altria Group’s spin-off of its international arm, Philip Morris International, produced a tighter focus on the company’s operations and cost containment, boosting the value of both firms. Information technology company Qualcomm also fared well when the wireless data supplier entered into an advantageous partnership with handset maker Nokia. Qualcomm was sold during the reporting period as it reached its target price. In addition, despite lagging performance by AT&T, the fund’s telecommunication services sector was bolstered by its lack of exposure to benchmark components Qwest Communications International and Sprint Nextel, both of which suffered from shrinking subscriber volumes. Consumer discretionary leader Wal-Mart Stores,which benefited from improved sales trends as cash-strapped consumers flocked to cheaper goods, also helped support the fund’s relative performance.

Other notable winners during the reporting period included Devon Energy and EOG Resources, which capitalized on strong supply-and-demand dynamics in the natural gas market. EOG was sold during the reporting period. Occidental Petroleum gained value amid rising demand and climbing commodity prices, while drug developer Abbott Laboratories benefited from a larger share of the coronary stent market.

On the other hand, modestly overweighted exposure and weak selections of health care stocks represented the greatest detractor from the fund’s performance. Merck & Co. suffered a drop in its share price when safety concerns arose regarding a cholesterol-lowering drug. Lack of exposure to stronger-performing pharmaceutical company Johnson & Johnson also hampered the fund’s results. Similarly, lack of exposure to railroad companies impeded the fund’s advance in the industrials sector, where strong supply-and-demand dynamics and positive pricing power drove rail stocks higher. Underweighted exposure to the materials sector also undermined the fund’s relative performance. Finally, the fund suffered disappointments among hard-hit financial institutions Wachovia, Bank of America and American International Group.

Reducing the Fund’s Multinational Exposure

In our estimation, government stimulus packages have helped improve market liquidity, and signs of economic stabilization have been reported. However, while the U.S. economy has shown small steps toward improvement, international economies have begun to slow. Therefore, we have reduced the fund’s exposure to multinational corporations, instead focusing more intently on companies that earn most of their revenues domestically. We also have selectively established new positions in the financials, consumer discretionary and consumer staples sectors based on what we believe are favorable valuations and evidence of future business momentum. Conversely, we have begun to favor integrated oil companies, and we trimmed the fund’s exposure to natural gas exploration and production suppliers due to lower commodity prices and supply concerns.We also have reduced the fund’s information technology weighting, as many firms in this sector have substantial overseas revenue streams. We have continued to monitor companies in other industry groups, and we may adjust our strategies should we detect evidence of fundamental change.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Funds

7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		(13.79)%	7.22%	3.79%
Investor shares	7/11/01	(14.03)%	6.92%	—	2.92%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Income Stock Fund on 8/31/98 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking, which is used to determine if a stock is “growth” or “value.” Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by James C.Wadsworth, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Mid Cap Stock Fund’s Class M shares produced a total return of –5.67%, Investor shares returned –5.94% and Dreyfus Premier shares returned –6.63% .1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of – 4.22%, and the average return of all funds in the Lipper Midcap Core category was –7.93% for the same period.2

Although midcap stocks declined during the reporting period due to a prolonged economic slump and the persistent credit crisis, they generally fell less severely than their small cap and large cap counterparts. The fund produced lower returns than its benchmark but higher returns than its Lipper category average, as favorable results in the health care, energy, materials, consumer discretionary and technology sectors were balanced by weaker returns in financials, consumer staples and industrials.

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 400 Index at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Stocks Struggled in a Weaker Economy

U.S. stocks generally produced disappointing results over the reporting period amid an onslaught of negative economic news.As housing values plummeted and unemployment rates climbed, mortgage delinquencies and foreclosures rose sharply, fueling ongoing turmoil in the mortgage market. Meanwhile, escalating commodity prices over much of the reporting period burdened consumers with soaring oil, gas and home heating expenditures and rising food costs. These factors caused consumers to cut back on spending in other, more discretionary areas. In addition, with banks increasingly reluctant to lend, many businesses reduced capital spending in anticipation of a more difficult business environment.

At the same time, a credit crisis that began in the sub-prime mortgage market continued to batter commercial banks, investment banks, bond insurers and mortgage agencies. A number of the world’s major financial institutions announced massive write-downs and write-offs over the reporting period, sparking steep declines in their stock prices. Most other midcap market sectors also posted losses in this challenging economic environment.

Stock Selection Strategies Produced Mixed Results

The fund received substantially positive contributions to performance from its holdings in the energy sector, which also was one of the stronger sectors of the benchmark over the reporting period. We focused primarily on energy companies with growing production, including Consol Energy and Southwestern Energy, both which were sold during the reporting period, and PetroHawk Energy. In the health care sector, biotechnology developer MGI Pharma, which was sold during the reporting period, was acquired by another company at a premium to its stock price. In the materials sector, iron ore producer Cleveland-Cliffs benefited from robust global demand for steel.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

In the consumer discretionary sector, apparel retailer Urban Outfitters, which was also sold during the reporting period, reported impressive same-store sales trends in a challenging business environment.Among information technology companies, Alliance Data Systems gained value due to record credit card processing transactions.

However, disappointments in other sectors offset these positive contributions to the fund’s performance. In the financials sector, our efforts to own stocks that were expected to have less exposure to the credit crisis were unsuccessful. Assured Guaranty initially avoided ratings downgrades, but its stock was hit hard when a major rating agency indicated that the company was under review for a possible downgrade. Real estate investment trust Felcor Lodging Trust declined despite upgrades to many of its properties. Assured Guaranty and Felcor Lodging Trust were sold during the reporting period. IntercontinentalExchange, an energy and commodities trading firm, was hurt by uncertainty related to a Congressional investigation into oil futures speculation. Regional bank Zions Bancorporation fell along with other banking stocks despite sound business fundamentals.

Although consumer staples stocks historically have tended to hold up well during economic downturns, pork processor Smithfield Foods, which was sold during the reporting period, was hurt by rising feed costs, and Energizer Holdings, which was also sold, declined due to stiff competition in its battery business.The fund did not own household products provider Church & Dwight, which fared well for the benchmark. In the aerospace and defense industry within the industrials sector, positions in Textron and BE Aerospace declined due to concerns regarding the sustainability of their orders. BE Aerospace was sold during the reporting period.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the U.S. economy has remained weak and the credit crisis has not abated. We continue to focus on executing our disciplined investment process which is designed to identify what we believe are attractive stocks and to create a portfolio that seeks risk exposures similar to those of the midcap S&P 400 benchmark. Stock market volatility is expected to continue. In keeping with our sector neutral philosophy and considering the global economic slowdown, the fund’s modest overweight in energy has been reduced. In the financial sector, turmoil has led to the demise of large cap insurance and banking institutions.This situation should provide increased business for other insurance companies and for companies that specialize in providing advice and fairness opinions for mergers and acquisitions.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		(5.67)%	11.44%	9.13%
Investor shares	7/11/01	(5.94)%	11.15%	—	7.34%
Dreyfus Premier shares
with applicable redemption ††	9/6/02	(9.71)%	10.09%	—	10.49%
without redemption	9/6/02	(6.63)%	10.35%	—	10.59%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Mid Cap Stock Fund on 8/31/98 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The maximum contingent deferred sales charge for Dreyfus Premier shares is 4%.After six years Dreyfus Premier shares convert to Investor shares.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Dwight E. Cowden, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Small Cap Stock Fund’s Class M shares produced a total return of –9.07%, and Investor shares produced a total return of –9.36% .1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “Index”), produced a total return of –6.20% for the same period.2

Small cap stocks retreated over the reporting period as rising energy prices, an economic downturn and a global credit crisis dampened investor sentiment. The fund produced lower returns than its benchmark, primarily due to weak stock selections in the health care and financials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally are in the range of companies included in the Index at the time of purchase.We choose growth and value stocks using a disciplined process that combines computer modeling, fundamental analysis and risk management. We use a computer model to rank stocks within an industry or sector based on valuation, earnings growth and the company’s financial profile.We examine the fundamentals of the higher-ranked securities, and we select those we believe to be the most attractive. We use portfolio construction techniques to manage sector and industry risks, and we attempt to keep those risks at levels that are similar to those of the Index.

Security Selection Strategy Produced Mixed Results

U.S. small-cap stocks produced disappointing results during the reporting period due to an onslaught of negative economic news. Housing values fell sharply while mortgage defaults, delinquencies and foreclosures intensified, and soaring food and fuel prices put pressure on cash-strapped consumers. Meanwhile, a credit crisis sent ripples throughout the U.S. and global financial markets, producing massive losses among major financial institutions.

Investors initially responded to these developments by shifting away from small-cap stocks toward those of larger companies. However, by the end of the reporting period, small-cap stocks generally had produced better results than their large-cap counterparts, as many of the harder-hit financial institutions were large-cap companies. Nonetheless, smaller consumer-related companies declined sharply as demand waned, while smaller financial stocks also suffered in the credit crisis. Conversely, the small-cap market generally achieved strong absolute returns in the energy and utilities sectors as oil and natural gas prices moved higher.

The fund received strong contributions to relative performance from our stock selection strategy in the consumer staples sector, where Chiquita Brands International benefited from strong pricing for bananas. Darling International enjoyed strong demand for their meat-rendered products, and Boston Beer saw improved sales volumes.The fund’s relative returns in the materials sector benefited from an overweighted position early in the reporting period and reduced exposure in the second half as global growth worries began to rise. Strong stock selection in the metals industry included Steel Dynamics and Cleveland Cliffs, which were aided by robust overseas growth. In addition, the fund successfully avoided the full brunt of declines in industries with higher energy-related input costs, including chemicals and packaging companies.

Some of the fund’s greater disappointments during the reporting period stemmed from adverse stock selections in the health care sector. Inventiv Health declined due to slower demand for their pharmaceutical sales and marketing services. Disease management company Healthways encountered difficulties with contract negotiations as customers grew more price sensitive. Contract research organization Pharma Net Development struggled when costs and contract cancellations dampened financial results.

Although the fund generally benefited from underweighted exposure to the financials sector and a lack of holdings in sub-prime related companies, these favorable factors were more than offset by weak stock selections, particularly in the real estate investment trust (REIT) and insurance industries. Hotel REIT Felcor Lodging Trust declined amid slower consumer spending despite valuation and yield support. Insurance broker National Financial Partners lost value when investors became concerned that its acquisition-oriented business model may be broken.

Maintaining Caution, but Open to New Opportunities

We expect market volatility to persist over the near term in the weak U.S. and global economies. Accordingly, we have maintained a generally neutral sector allocation strategy, with modestly underweighted exposure to the energy and materials sectors, where commodity prices have moderated as the global economy has slowed. We have increased the fund’s holdings of financials stocks to a market-neutral weighting, with an emphasis on higher-quality com-

panies that appear poised to benefit in the early stages of the economic cycle.We also have found opportunities among consumer-oriented companies that appear to be oversold and could be the next bull market leaders. In addition, we have maintained an emphasis on growth companies at the higher end of the small-cap spectrum, as valuations have declined to what we believe are more attractive levels and consistent earnings growth is harder to find in a sluggish economy. Finally, we have continued to focus on several long-term, secular investment themes, including healthy living, consolidating industries and Internet growth beneficiaries.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		(9.07)%	7.49%	9.22%
Investor shares	7/11/01	(9.36)%	7.22%	—	6.34%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Small Cap Stock Fund on 8/31/98 to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of overall small-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of –9.89%, and Investor shares produced a total return of –10.06% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –11.13% for the same period.2

Large-cap stocks retreated over the reporting period when soaring energy prices,an economic downturn and a global credit crisis dampened investor sentiment.The fund produced slightly higher returns than its benchmark, primarily due to strong stock selections in the financials, information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap compa-nies.We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Next, based on fundamental analysis, the portfolio managers generally buy “long” the most attractive of the higher ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately 25% to 35% of the fund’s assets.

Stocks Declined Amid Heightened Volatility

Stocks generally produced disappointing results over the reporting period amid an onslaught of negative economic news. As housing values plummeted and unemployment rates climbed, mortgage foreclosures rose sharply. Meanwhile, escalating commodity prices over much of the reporting period burdened consumers with soaring food and energy costs. In addition, businesses reduced capital spending in anticipation of a more difficult business environment.

Meanwhile, a credit crisis continued to batter many financial institutions, sparking steep declines in their stock prices. Most other market sectors also posted losses in this challenging environment.

Security Selection Strategy Drove Fund Performance

The fund received strong contributions to relative performance from the information technology sector. Successful long positions included Amphenol, a producer of electrical and fiber optic connectors and cable. BlackBerry maker Research In Motion benefited from increased adoption of smartphones by retail customers. On the short side, opportunistic positions in a handful of struggling communications equipment makers benefited the fund’s performance.

In the consumer discretionary sector, overweighted long positions in retailers Ross Stores and TJX prospered as budget-conscious consumers increasingly turned to off-price stores, which received an ample supply of excess inventory from higher-end retailers. In the telecommunications services sector, the fund began the reporting period with a short position in wireless operator Sprint/Nextel, which dropped sharply. We subsequently covered the short position and established

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

a long position in the stock, which gained value as a new management team appeared poised to stabilize the company’s operations. In the energy sector, long holdings Chesapeake Energy and Hess Corporation were bolstered by surging oil and natural gas prices.

As for the hard-hit financials sector, the fund successfully avoided Freddie Mac, and we eliminated Fannie Mae before both companies suffered capital shortages that resulted in their takeover by the federal government soon after the reporting period’s end.The fund also held no shares of Washington Mutual, which was overlever-aged to the mortgage market.Although the fund held no exposure early in the reporting period to Fifth Third Bancorp due to its need for capital, we later established a long position in the security, which fared well after a capital infusion and a more realistic credit outlook drove its stock price higher. An underweighted position in Citigroup and overweighted exposure to JPMorgan Chase also supported the fund’s returns. Finally, the fund avoided harder-hit capital markets firms, including Lehman Brothers and Bear Stearns.

On the other hand, the materials sector detracted from the fund’s relative performance, due mainly to a lack of long exposure to Monsanto and weakness in copper mining company Freeport McMoRan as copper prices retreated from their highs. In addition, Allegheny Technologies struggled due to lower prices for finished steel products.Among consumer staples stocks, detractors included an underweighted, long position in Procter &

Gamble. The fund failed to hold brewery Anheuser-Busch, which was the subject of a take-over offer.

Finding Opportunities in a Challenging Market

As of the reporting period’s end, the economic downturn has persisted and the credit crisis has intensified. Therefore, we have maintained the fund’s disciplined security selection strategy on the long side, which we believe is critical to weathering market downturns. We have found what we believe are a number of attractive opportunities in the health care and consumer discretionary sectors, but fewer in the energy, materials and financials sectors.Among short positions, the fund ended the reporting period with overweighted exposure to the consumer discretionary, health care and consumer staples sectors, but an underweighted position in financials stocks, which have proven expensive to short amid heightened selling pressure.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through August 31, 2008, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception		From
	Date	1 Year	Inception

Investor shares	8/1/07	(10.06)%	(8.47)%
Class M shares	8/1/07	(9.89)%	(8.25)%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon U.S. Core Equity 130/30 Fund on 8/01/07 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by D. Kirk Henry and William S. Patzer, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon International Fund’s Class M shares produced a total return of –18.61%, and Investor shares produced a total return of –18.87% .1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index” or the “Index”), produced a total return of –14.41% for the same period.2

International equities produced disappointing results in a volatile market environment during the reporting period.The fund’s returns lagged its benchmark, largely due to an underweighted position in materials stocks and disappointing stock selections within the consumer discretionary sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style. The fund’s portfolio as of June 30, 2005, will continue to be managed in accordance with the value-oriented investment style. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% and 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in international markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection.The core investment style stock selection process is designed to produce a diversified portfolio that,relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

International Stocks Hurt by Slowing Global Economy

International equities posted negative returns over much of the reporting period, succumbing to an onslaught of negative economic news, including a global credit crisis and the slowdown in the U.S. economy. In this uncertain environment, commodities stocks offered some of the market’s only consistently positive returns. However, toward the end of the reporting period, as growth in China and India began to waver, global industrial production slowed and the U.S. dollar rebounded from previous lows, investors began to look toward more traditionally defensive stocks in other areas.

Materials and Consumer Stocks Weighed on Performance

We attribute much of the fund’s underperformance to an underweighted position in materials stocks, most notably metals-and-mining giants Rio Tinto and BHP Billiton and steelmaker ArcelorMittal. Consumer discretionary stocks also disappointed,as two German auto manufacturers, Daimler and BMW, encountered weak sales in Europe. In addition, two U.K. media holdings—Trinity Mirror, a newspaper publisher, andWPP Group, a media and communications services conglomerate—lost value along with much of the rest of the industry group. Midsize U.K. retailer Debenhams suffered due to increased competition from discount retailers. Other laggards included Japanese homebuilder Sekisui House, which disappointed due to regulatory changes that delayed construction projects.

The fund achieved better relative performance in Japan, a market we have favored for some time. Winners included Kubota Corp, the country’s top maker of tractors and other farm equipment, which posted strong gains due to rising agricultural demand, Central Japan Railway Company and Tokyo Gas Co. The fund’s performance also benefited from its French holdings, including integrated oil company Total, pharmaceuticals giant Sanofi-Aventis, and telecommunications firm France Telecom.

Late-Term Rebound Creates New Investment Opportunities

Despite a rebound in international equity markets late in the reporting period, we remain cautious with regard to the outlook for the foreseeable future. We recently have increased the fund’s exposure to some high-quality consumer discretionary names in Japan, including an electronics firm and an express delivery company.We also have added selectively to the fund’s holdings of metals stocks, focusing on companies we believe have the ability to improve margins even if commodity prices continue to fall over the near term.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an undertaking which is voluntary, not contractual, and may be terminated at any time.

[2]	SOURCE: LIPPER INC.— Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Funds 19

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		(18.61)%	10.51%	6.65%
Investor shares	7/11/01	(18.87)%	10.13%	—	7.37%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of BNY Mellon International Fund on 8/31/98 to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by D. Kirk Henry andWilliam S. Patzer, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of –9.11%, and the fund’s Investor shares produced a total return of –9.29% .1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (the “Index”), the fund’s benchmark, provided a total return of –9.83% for the same period.2

The emerging markets generally declined during the reporting period, unable to avoid the economic woes of the developed world. However, the fund produced higher returns than its benchmark, due primarily to strong stock selections in Korea and Taiwan as well as limited exposure to slumping markets in China and India.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style. The fund’s portfolio as of June 30, 2005, was invested in companies the investment adviser considered to be “value” companies. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the Index.

The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% and 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in emerging markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection.The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach.We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Emerging Markets Retreated in a Slowing Global Economy

The emerging equity markets retrenched during the reporting period as an economic slowdown and credit crisis spread from the United States to other developed economies.This development led some investors to question the likelihood of “decoupling,” the theory that emerging markets can grow robustly despite less favorable conditions in developed markets.

We attribute the bulk of the fund’s relatively strong performance to its stock selections in Korea and

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

Taiwan. We maintained limited exposure to Korean industrial companies due to their exposure to Chinese infrastructure development.This stance proved beneficial when China’s government took steps to cool off its economy, and a sell-off in related industrial stocks ensued. Nonetheless, the fund received relatively strong returns from SK Telecom and steel company POSCO.

In Taiwan, equities were buoyed by a new government that favors better relations with Mainland China. Contract manufacturers also fared well, including Quanta Computer.Taiwanese financial services firms rebounded from their lows and benefited from lack of exposure to the troubled U.S. sub-prime mortgage market. In addition, Chungwa Telecom delivered strong earnings.

Other significant gains came from India, where Oil and Natural Gas Corporation Ltd. benefited from an offshore gas discovery. Most Indian banks performed well, while Satyam Computer Services Limited delivered good earnings. In China, the fund benefited from gains achieved by oil and gas firm PetroChina as well as a limited exposure to banks and insurance companies that faltered when the economy slowed.

On the other hand, the fund received disappointing results from South African banks that were hurt by rising inflation and interest rates.An underweighted position in

Brazilian metals and steel stocks also detracted from the fund’s relative performance, as did a handful of consumer discretionary stocks, each for company-specific reasons.

Favorable Long-Term Outlook

Although consumption is rising, exports remain an important factor in emerging market development. Therefore, in the near term, we expect to see slightly slower growth in developing economies, which we believe makes a disciplined security selection strategy more important than ever. Still, we remain optimistic regarding the emerging markets over the long term, largely due to strong corporate profits and low debt levels, supportive demographic trends, favorable fiscal backdrops, and encouraging signs of industry reform in several countries.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception			From
	Date	1 Year	5 Years	Inception

Class M shares	10/2/00	(9.11)%	20.90%	16.46%
Investor shares	7/11/01	(9.29)%	20.63%	18.62%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Emerging Markets Fund on 10/2/00 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. For comparative purposes, the value of the Index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.

Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Sean P. Fitzgibbon and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Balanced Fund’s Class M shares produced a total return of –3.99%, and Investor shares produced –4.29% .1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S.Aggregate Index, produced a –4.34% total return for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index produced total returns of –11.13% and 5.86%, respectively, for the same period.

Stocks and higher yielding sectors of the bond market retreated over the reporting period when an economic downturn and a global credit crisis dampened investor sentiment, while U.S. Treasury securities rallied amid a “flight to quality.”The fund produced higher returns than its benchmark, primarily due to a defensive posture in the fund’s bond portfolio and strong stock selections in the financials, information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income producing bonds, BNY Mellon Small Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund (collectively, the “BNY Mellon Funds”).The fund has established target allocations of 60% to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of the BNY Mellon Funds are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

In the fund’s equity portfolio, individual stocks are chosen using a computer model, fundamental analysis and risk management techniques. Our computer model identifies and ranks stocks within each industry or sector based on value, earnings growth and the financial health of the company.

In the fund’s fixed-income portfolio, investments in debt securities must be of investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

Economic and Credit Woes Weighed on Stocks and Bonds

U.S. stocks and riskier bonds produced disappointing results over the reporting period amid an onslaught of negative economic news. As housing values plummeted and job losses mounted, mortgage foreclosures rose sharply. Meanwhile, soaring energy and food prices caused consumers to cut back on discretionary spending. Many businesses also reduced spending in anticipation of a more difficult business environment.At the same time, a credit crisis that began in the sub-prime mortgage market continued to batter the world’s major financial institutions, many of which announced additional write-downs.

Defensive Strategies Bolstered Fund Performance

The fund’s stock portfolio received strong contributions to relative performance from our stock selection strategy in the hard-hit financials sector. The fund did not hold mortgage agency Freddie Mac, and we sold Fannie Mae before both companies encountered capital shortages that resulted in a government takeover soon after the reporting period’s end. The fund also avoided declines in banking giant Washington Mutual and hard-hit investment banks Merrill Lynch, Lehman Brothers and Bear Stearns. An overweighted position in PNC Financial Services fared well due to its strong capital position and relative lack of exposure to asset write-downs.

Winners in the information technology sector included BlackBerry maker Research In Motion, which benefited from increased adoption of smart-phones by retail customers. In the energy sector, Chesapeake Energy and Hess Corporation advanced amid surging commodity prices.

The health care sector detracted from the fund’s relative performance, due mainly to overweighted positions in Merck & Co. and Schering-Plough, which fared relatively poorly. In the industrials area, lack of exposure to the road-and-rail industry and a small position in U.S. Airways Group constrained returns.

Among bonds, an overweighted position in U.S. Treasury securities and an emphasis on short-duration, high-quality corporate- and mortgage-backed securities supported the fund’s performance.We increased the fund’s holdings of bonds we deemed to be relatively insensitive to the economic downturn and trimmed holdings of riskier corporate, asset-backed and commercial mortgage-backed securities. Conversely, we increased the fund’s exposure to longer-duration U.S. Treasury securities. As a result, the fund held none of the securities that were hit hardest by the credit crisis.

Finding Opportunities in a Challenging Market

As of the reporting period’s end, the economic downturn has persisted and the credit crisis has intensified. Therefore, we have maintained generally defensive postures in the fund’s stock and bond portfolios. In our judgment, these are prudent strategies until we see evidence of an economic rebound and better conditions in credit markets.

September 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.

[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 25

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/08
	Inception			From
	Date	1 Year	5 Years	Inception

Class M shares	10/2/00	(3.99)%	7.27%	3.86%
Investor shares	7/11/01	(4.29)%	6.96%	4.86%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Balanced Fund on 10/2/00 (inception date) to a $10,000 investment made in three different indices: (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), (2) the Lehman Brothers U.S.Aggregate Index (the “Lehman Index”) and (3) the Customized Blended Index on that date.The Customized Blended Index is calculated on a year-to-year basis. For comparative purposes, the value of each index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.

Effective March 31, 2008, Mellon Funds Trust changed its name to BNY Mellon Funds Trust.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.The Customized Blended Index is composed of the S&P 500 Index, 60%, and the Lehman Index, 40%. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008
Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 3.96	$ 5.19	—
Ending value (after expenses)	$ 969.30	$ 967.00	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.05	$ 5.26	—
Ending value (after expenses)	$ 939.50	$ 937.50	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$ 4.51	$ 5.71	$ 9.45
Ending value (after expenses)	$ 994.70	$ 992.80	$ 989.50
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$ 5.11	$ 6.27	—
Ending value (after expenses)	$1,011.50	$1,010.00	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$ 8.43	$ 9.70	—
Ending value (after expenses)	$ 950.00	$ 949.00	—
BNY Mellon International Fund
Expenses paid per $1,000†	$ 4.85	$ 6.09	—
Ending value (after expenses)	$ 893.10	$ 892.50	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.28	$ 8.45	—
Ending value (after expenses)	$ 879.70	$ 878.90	—
BNY Mellon Balanced Fund
Expenses paid per $1,000†	$ 2.93	$ 3.62	—
Ending value (after expenses)	$ 975.40	$ 973.90	—

† Expenses are equal to the BNY Mellon Large Cap Stock Fund’s annualized expense ratio of ..80% for Class M and 1.05% for Investor Shares, BNY Mellon Income Stock Fund .83% for Class M and 1.08% for Investor Shares, BNY Mellon Mid Cap Stock Fund .90% for Class M, 1.14% for Investor Shares and 1.89% for Dreyfus Premier Shares, BNY Mellon Small Cap Stock Fund 1.01% for Class M and 1.24% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 1.72% for Class M and 1.98% for Investor Shares, BNY Mellon International Fund 1.02% for Class M and 1.28% for Investor Shares, BNY Mellon Emerging Markets Fund 1.54% for Class M and 1.79% for Investor Shares and BNY Mellon Balanced Fund .59% for Class M and .73% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 27

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 4.06	$ 5.33	—
Ending value (after expenses)	$1,021.11	$1,019.86	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.22	$ 5.48	—
Ending value (after expenses)	$1,020.96	$1,019.71	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$ 4.57	$ 5.79	$ 9.58
Ending value (after expenses)	$1,020.61	$1,019.41	$1,015.63
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$ 5.13	$ 6.29	—
Ending value (after expenses)	$1,020.06	$1,018.90	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$ 8.72	$ 10.03	—
Ending value (after expenses)	$1,016.49	$1,015.18	—
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.18	$ 6.50	—
Ending value (after expenses)	$1,020.01	$1,018.70	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.81	$ 9.07	—
Ending value (after expenses)	$1,017.39	$1,016.14	—
BNY Mellon Balanced Fund
Expenses paid per $1,000†	$ 3.00	$ 3.71	—
Ending value (after expenses)	$1,022.17	$1,021.47	—

† Expenses are equal to the BNY Mellon Large Cap Stock Fund's annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, BNY Mellon Income Stock Fund .83% for Class M and 1.08% for Investor Shares, BNY Mellon Mid Cap Stock Fund .90% for Class M, 1.14% for Investor Shares and 1.89% for Dreyfus Premier Shares, BNY Mellon Small Cap Stock Fund 1.01% for Class M and 1.24% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 1.72% for Class M and 1.98% for Investor Shares, BNY Mellon International Fund 1.02% for Class M and 1.28% for Investor Shares, BNY Mellon Emerging Markets Fund 1.54% for Class M and 1.79% for Investor Shares and BNY Mellon Balanced Fund .59% for Class M and .73% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2008

BNY Mellon Large Cap Stock Fund

Common Stocks—97.4%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—10.0%			Financial (continued)
Colgate-Palmolive	346,070	26,311,702	Morgan Stanley	303,430	12,389,047
Darden Restaurants	318,166 [a]	9,319,082	PNC Financial Services Group	235,160 [a]	16,919,762
Family Dollar Stores	804,740	20,054,121	U.S. Bancorp	558,400 [a]	17,790,624
Gap	838,040 [a]	16,299,878	Wachovia	323,320 [a]	5,137,555
McDonald’s	382,990	23,764,530	Wells Fargo & Co.	825,240 [a]	24,980,015
Newell Rubbermaid	506,710	9,171,451			251,014,474
News, Cl. B	1,220,960	17,532,986	Health Care—12.4%
Omnicom Group	394,390 [a]	16,718,192	Aetna	233,490	10,072,759
Ross Stores	464,230 [a]	18,666,688	Baxter International	385,490	26,120,802
TJX Cos.	504,080 [a]	18,267,859	Becton, Dickinson & Co.	131,080	11,453,770
		176,106,489	Covidien	212,490	11,489,334
Consumer Staples—8.5%			Hospira	382,500 [a,b]	15,437,700
Coca-Cola Enterprises	659,830	11,263,298	Johnson & Johnson	468,000	32,961,240
CVS Caremark	743,200	27,201,120	Laboratory Corp.
Estee Lauder, Cl. A	390,040	19,412,291	of America Holdings	151,050 [a,b]	11,049,308
Kroger	538,950	14,885,799	Medtronic	315,840	17,244,864
Molson Coors Brewing, Cl. B	200,280 [a]	9,543,342	Pfizer	1,129,670	21,587,994
PepsiCo	191,847	13,137,683	Schering-Plough	689,190	13,370,286
Philip Morris International	544,760	29,253,612	St. Jude Medical	259,260 [b]	11,881,886
Procter & Gamble	1	70	Thermo Fisher Scientific	395,790 [b]	23,969,042
Wal-Mart Stores	433,564	25,610,625	Wyeth	276,540	11,968,651
		150,307,840			218,607,636
Energy—12.3%			Industrial—11.0%
Anadarko Petroleum	179,560	11,084,239	Cooper Industries, Cl. A	195,740	9,325,054
Chevron	411,480	35,518,954	Eaton	179,220	13,115,320
ConocoPhillips	601,440	49,624,814	Emerson Electric	403,220	18,870,696
ENSCO International	283,230 [a]	19,197,329	General Electric	1,027,976	28,886,126
Hess	262,700	27,507,317	Goodrich	250,490	12,837,613
Marathon Oil	368,180	16,593,873	L-3 Communications Holdings	248,390	25,817,657
National Oilwell Varco	202,670 [b]	14,942,859	Lockheed Martin	174,900	20,365,356
Valero Energy	145,470	5,056,537	Terex	312,860 [b]	15,733,729
Williams	405,050	12,511,995	Textron	396,520	16,296,972
XTO Energy	481,075	24,250,991	Tyco International	544,370	23,342,586
		216,288,908	United Technologies	149,670	9,816,855
Financial—14.3%					194,407,964
Bank of America	920,155	28,653,627	Information Technology—19.7%
Chubb	479,160	23,004,471	Accenture, Cl. A	266,530	11,023,681
Citigroup	873,859	16,594,582	Adobe Systems	382,580 [b]	16,385,901
Discover Financial Services	543,110	8,934,160	Akamai Technologies	507,830 [a,b]	11,629,307
Goldman Sachs Group	177,430	29,093,197	Alliance Data Systems	287,070 [a,b]	18,441,377
JPMorgan Chase & Co.	1,057,286	40,694,938	Amphenol, Cl. A	231,310	10,991,851
MetLife	494,880	26,822,496	Apple	224,880 [b]	38,123,906

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Information Technology (continued)			Utilities—3.5%
Cisco Systems	1,716,604 [b]	41,284,326	Exelon	309,190	23,486,072
Dell	764,650 [a,b]	16,615,845	Sempra Energy	666,970	38,630,902
Global Payments	217,540	10,487,603			62,116,974
Intel	1,534,440	35,092,643	Total Common Stocks
McAfee	257,300 [a,b]	10,178,788	(cost $1,515,071,133)		1,714,758,219

Microsoft	1,522,086	41,537,727
Nokia, ADR	501,630	12,626,027	Other Investment—2.5%

Nortel Networks	50,142 [b]	302,356
			Registered Investment Company;
Oracle	950,820 [b]	20,851,483
			Dreyfus Institutional Preferred
QUALCOMM	218,850	11,522,452	Plus Money Market Fund
Research In Motion	135,480 [b]	16,474,368	(cost $44,490,000)	44,490,000 [c] 44,490,000

Visa, Cl. A	188,340	14,295,006
Yahoo!	365,540 [b]	7,084,165	Investment of Cash Collateral
		344,948,812	for Securities Loaned—4.2%

Materials—3.1%			Registered Investment Company;
Air Products & Chemicals	192,629	17,692,974	Dreyfus Institutional Cash
Cia Vale do Rio Doce, ADR	692,300	18,380,565	Advantage Plus Fund
Freeport-McMoRan Copper & Gold	102,970 [a]	9,197,280	(cost $72,855,866)	72,855,866 [c] 72,855,866

Mosaic	92,430	9,865,978
			Total Investments
		55,136,797	(cost $1,632,416,999)	104.1%	1,832,104,085
Telecommunication Services—2.6%
			Liabilities, Less Cash
AT & T	1,092,879	34,961,199
			and Receivables	(4.1%)	(71,587,381)
Sprint Nextel	1,245,542	10,861,126
		45,822,325	Net Assets	100.0%	1,760,516,704

ADR—American Depository Receipts a All or a portion of these securities are on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $92,203,044 and the total market value of the collateral held by the fund is $97,290,687, consisting of cash collateral of $72,855,866 and U.S. Government and Agency securities valued at $24,434,821.

b	Non-income producing security.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	19.7	Consumer Staples	8.5
Financial	14.3	Money Market Investments	6.7
Health Care	12.4	Utilities	3.5
Energy	12.3	Materials	3.1
Industrial	11.0	Telecommunication Services	2.6
Consumer Discretionary	10.0		104.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2008

BNY Mellon Income Stock Fund

Common Stocks—99.6	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—8.4%			Financial (continued)
Home Depot	128,730	3,491,158	JPMorgan Chase & Co.	176,329	6,786,903
Johnson Controls	36,510	1,128,889	Lincoln National	75,070	3,810,553
McDonald’s	17,400	1,079,670	MetLife	39,760	2,154,992
News, Cl. A	385,660	5,460,946	Morgan Stanley	25,440	1,038,715
Omnicom Group	58,520	2,480,663	PNC Financial Services Group	41,960	3,019,022
Time Warner	199,750	3,269,908	Principal Financial Group	32,260 [a]	1,477,185
		16,911,234	Prudential Financial	12,800 [a]	943,488
Consumer Staples—10.9%			Travelers Cos.	24,581	1,085,497
Cadbury, ADR	48,460	2,234,975	U.S. Bancorp	35,706	1,137,593
CVS Caremark	74,880	2,740,608	Wachovia	99,090 [a]	1,574,540
Kellogg	27,660	1,505,810	Wells Fargo & Co.	110,770	3,353,008
Kraft Foods, Cl. A	132,050	4,160,896			49,590,693
PepsiCo	36,080	2,470,758	Health Care—8.5%
Philip Morris International	120,940	6,494,478	Abbott Laboratories	123,740	7,106,388
Wal-Mart Stores	39,780	2,349,805	Baxter International	15,020	1,017,755
		21,957,330	Merck & Co.	88,060	3,141,100
Energy—14.2%			Pfizer	95,778	1,830,318
Chevron	106,916	9,228,989	Wyeth	93,899	4,063,949
Devon Energy	33,030	3,370,712			17,159,510
Exxon Mobil	78,886	6,311,669	Industrial—9.4%
Marathon Oil	34,670	1,562,577	Eaton	36,760	2,690,097
Occidental Petroleum	25,640	2,034,790	Emerson Electric	21,310	997,308
Schlumberger	41,440	3,904,477	General Electric	204,942	5,758,870
XTO Energy	38,527	1,942,146	Honeywell International	59,310	2,975,583
		28,355,360	Lockheed Martin	12,410	1,445,020
Financial—24.8%
			United Technologies	18,116	1,188,228
Aflac	18,400	1,043,280
			Waste Management	110,750	3,896,185
American International Group	40,510	870,560
					18,951,291
Ameriprise Financial	26,340	1,183,983
			Information Technology—5.8%
Bank of America	199,088	6,199,600
			Accenture, Cl. A	55,300	2,287,208
Chubb	33,070	1,587,691
			Automatic Data Processing	46,280	2,053,906
Citigroup	196,645	3,734,288
			Cisco Systems	105,060 [b]	2,526,693
Federal National
Mortgage Association	39,310 [a]	268,880	Intel	84,220	1,926,111
Fidelity National Financial, Cl. A	91,640	1,285,709	Microsoft	47,550	1,297,640
Franklin Resources	44,100	4,608,450	Nokia, ADR	64,670	1,627,744
Goldman Sachs Group	14,800	2,426,756			11,719,302

The Funds 31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Materials—4.0%			Utilities (continued)
Air Products & Chemicals	12,880	1,183,028	Questar	15,340	795,993
Dow Chemical	42,920	1,464,860	Southern	102,290	3,836,898
Freeport-McMoRan Copper & Gold	22,260 [a]	1,988,263			18,682,918
Monsanto	6,750	771,188	Total Common Stocks
Packaging Corp. of America	99,210	2,554,658	(cost $187,370,876)		199,965,358

		7,961,997
			Investment of Cash Collateral
Telecommunication Services—4.3%			for Securities Loaned—1.8%

AT & T	195,255	6,246,207
			Registered Investment Company;
Verizon Communications	41,391	1,453,652
			Dreyfus Institutional Cash
Windstream	78,572	975,864	Advantage Plus Fund
		8,675,723	(cost $3,634,033)	3,634,033 [c]	3,634,033

Utilities—9.3%
			Total Investments
Entergy	39,470	4,080,803
			(cost $191,004,909)	101.4%	203,599,391
Exelon	60,170	4,570,513
FPL Group	55,050	3,306,303	Liabilities, Less Cash and Receivables	(1.4%)	(2,825,468)
NRG Energy	55,590 [b]	2,092,408	Net Assets	100.0%	200,773,923

ADR—American Depository Receipts

a	All or a portion of these securities are on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $4,963,993 and the total market value of the collateral held by the fund is $5,265,346, consisting of cash collateral of $3,634,033 and U.S. Government and Agency securities valued at $1,631,313.

b	Non-income producing security.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	24.8	Consumer Discretionary	8.4
Energy	14.2	Information Technology	5.8
Consumer Staples	10.9	Telecommunication Services	4.3
Industrial	9.4	Materials	4.0
Utilities	9.3	Money Market Investment	1.8
Health Care	8.5		101.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN August 31, 2008

	Face Amount
	Covered by
BNY Mellon Income Stock Fund	Contracts (S)		Value ($)

Call Options:
Baxter International,
September 2008 @ 75	15,000	[a]	(600)
Johnson Controls,
October 2008 @ 35	36,500	[a]	(20,075)
McDonald’s,
September 2008 @ 62.50	17,400	[a]	(20,880)
Monsanto,
September 2008 @ 130	6,700	[a]	(2,345)
(Premiums received $74,187)			(43,900)

a Non-income producing security.
See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Mid Cap Stock Fund

Common Stocks—97.9%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—11.5%			Energy (continued)
Brinker International	412,300	7,800,716	Plains Exploration & Production	243,300 [a,b]	13,113,870
Burger King Holdings	288,900	7,170,498	Pride International	405,000 [a]	15,556,050
Darden Restaurants	410,200	12,014,758	Range Resources	156,300 [b]	7,255,446
Deckers Outdoor	64,100 [a]	7,287,529	Superior Energy Services	267,600 [a,b]	12,587,904
Dollar Tree	435,600 [a,b]	16,709,616			149,316,920
Focus Media Holding, ADR	294,900 [a]	9,649,128	Financial—15.6%
Gentex	693,010 [b]	11,039,649	AllianceBernstein Holding	104,400 [b]	5,661,612
Gildan Activewear	274,310 [a,b]	6,410,625	Aspen Insurance Holdings	297,300	8,056,830
Guess?	289,200	10,778,484	Bank of Hawaii	235,300 [b]	12,442,664
LKQ	397,700 [a]	7,448,921	Cullen/Frost Bankers	182,000	10,133,760
Macy’s	397,600	8,278,032	Digital Realty Trust	305,300 [b]	14,004,111
MDC Holdings	154,300	6,395,735	Dun & Bradstreet	125,900 [b]	11,579,023
O’Reilly Automotive	287,800 [a,b]	8,380,736	Equifax	191,100	6,751,563
Phillips-Van Heusen	253,500	9,648,210	Fidelity National Financial, Cl. A	941,800	13,213,454
Priceline.com	138,700 [a,b]	12,896,326	First Industrial Realty Trust	240,100 [b]	5,663,959
Regal Entertainment			Hudson City Bancorp	489,600 [b]	9,028,224
Group, Cl. A	697,600 [b]	11,691,776	IntercontinentalExchange	108,600 [a]	9,560,058
Ross Stores	197,100	7,925,391	Lazard, Cl. A	291,300	12,348,207
Ryland Group	192,310 [b]	4,457,746	Liberty Property Trust	311,300 [b]	11,754,688
Tupperware Brands	294,000 [b]	10,501,680	Nationwide Health Properties	377,400 [b]	12,990,108
Warnaco Group	90,000 [a]	4,641,300	New York Community Bancorp	698,300	11,514,967
		181,126,856	Old Republic International	1,040,760 [b]	11,375,507
Consumer Staples—2.4%			Rayonier	326,186 [b]	14,675,108
Clorox	118,400	6,997,440	Reinsurance Group of America	156,500 [b]	7,537,040
Dr. Pepper Snapple Group	357,300 [a]	8,828,883	RenaissanceRe Holdings	152,700	7,743,417
Herbalife	206,800	9,740,280	Taubman Centers	189,300 [b]	9,188,622
Ralcorp Holdings	209,200 [a,b]	12,844,880	TCF Financial	692,800 [b]	10,911,600
		38,411,483	Validus Holdings	414,100 [b]	9,880,426
Energy—9.5%			Waddell & Reed Financial, Cl. A	341,100	10,983,420
Arch Coal	224,800 [b]	12,193,152	Zions Bancorporation	274,400 [b]	7,364,896
Denbury Resources	363,700 [a]	9,052,493			244,363,264
FMC Technologies	191,400 [a,b]	10,251,384	Health Care—11.2%
Forest Oil	242,300 [a]	13,791,716	AMERIGROUP	352,600 [a]	9,125,288
Helmerich & Payne	273,100 [b]	15,599,472	Beckman Coulter	196,900 [b]	14,535,158
Massey Energy	101,600	6,701,536	Cephalon	276,400 [a,b]	21,177,768
Newfield Exploration	200,500 [a]	9,066,610	Community Health Systems	374,900 [a]	12,937,799
PetroHawk Energy	353,100 [a]	12,220,791	Covance	178,340 [a,b]	16,824,596
Pioneer Natural Resources	188,800	11,926,496	Dentsply International	393,630	15,426,360

BNY Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Information Technology—14.4%
Endo Pharmaceuticals Holdings	632,800 [a,b]	14,377,216	Alliance Data Systems	293,300 [a,b]	18,841,592
Hologic	1,148,208 [a,b]	24,364,974	Amphenol, Cl. A	494,920 [b]	23,518,598
Laboratory Corp.			Arrow Electronics	410,300 [a]	13,617,857
of America Holdings	115,400 [a,b]	8,441,510	Atheros Communications	283,900 [a,b]	9,257,979
Lincare Holdings	132,549 [a]	4,374,117	Broadridge
Perrigo	399,450 [b]	13,976,755	Financial Solutions	565,400	11,291,038
Pharmaceutical Product			CommScope	294,400 [a,b]	14,416,768
Development	272,395	11,113,716	Cypress Semiconductor	225,700 [a,b]	7,317,194
Vertex Pharmaceuticals	362,300 [a]	9,731,378	Equinix	60,100 [a,b]	4,838,050
		176,406,635	FactSet Research Systems	65,620 [b]	4,115,030
Industrial—17.4%			FLIR Systems	419,800 [a,b]	14,986,860
AGCO	292,160 [a,b]	18,005,821	Global Payments	300,500	14,487,105
Alliant Techsystems	112,700 [a,b]	11,859,421	Harris	353,400	18,504,024
AMETEK	245,250	11,904,435	Intersil, Cl. A	526,100	12,326,523
Brink’s	161,800	11,290,404	Lam Research	168,300 [a]	6,186,708
Chicago Bridge			McAfee	471,600 [a,b]	18,656,496
& Iron (NY Shares)	305,060	9,768,021	NCR	283,800 [a]	7,509,348
Con-way	212,700 [b]	10,443,570	Synopsys	486,300 [a]	10,470,039
Cooper Industries, Cl. A	200,000	9,528,000	Trimble Navigation	186,600 [a,b]	6,316,410
Corrections Corp.			Western Digital	332,900 [a,b]	9,074,854
of America	454,700 [a]	12,095,020
					225,732,473
DeVry	250,200	12,905,316
			Materials—7.5%
Flowserve	112,700	14,889,924
			Airgas	291,900	17,292,156
Goodrich	148,500 [b]	7,610,625
			Albemarle	113,200	4,498,568
Harsco	135,900	7,153,776
			Celanese, Ser. A	260,100 [b]	10,029,456
Joy Global	169,600	12,048,384
			CF Industries Holdings	129,800	19,781,520
Kansas City Southern	148,100 [a,b]	7,616,783
			Cleveland-Cliffs	267,500 [b]	27,076,350
KBR	488,400	11,990,220
			Crown Holdings	313,100 [a]	8,685,394
Lincoln Electric Holdings	63,160	5,101,433
			FMC	221,200	16,267,048
Quanta Services	516,700 [a]	16,503,398
			Olin	206,100 [b]	5,546,151
Republic Services	404,780	13,305,119
			Steel Dynamics	322,160	7,999,233
Rockwell Collins	132,700	6,978,693
					117,175,876
Roper Industries	250,900 [b]	14,823,172
			Telecommunication
SPX	145,200	17,315,100	Services—1.6%
Stericycle	278,600 [a,b]	16,520,980	NII Holdings	204,200 [a,b]	10,724,584
Terex	142,100 [a]	7,146,209	SBA Communications, Cl. A	243,000 [a,b]	8,487,990
Textron	173,400	7,126,740	Telephone & Data Systems	141,900	5,448,960
		273,930,564

24,661,534

The Funds 35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—2.5%	Shares	Value ($)

Utilities—6.8%			Registered Investment Company;
Allegheny Energy	159,500	7,230,135	Dreyfus Institutional Preferred
Alliant Energy	294,800	10,303,260	Plus Money Market Fund
			(cost $38,975,000)	38,975,000 [c] 38,975,000

DPL	368,300 [b]	9,141,206
Energen	196,530	10,974,235	Investment of Cash Collateral
Equitable Resources	302,800	15,112,748	for Securities Loaned—19.2%

ITC Holdings	152,800 [b]	8,558,328	Registered Investment Company;
MDU Resources Group	472,360	15,606,774	Dreyfus Institutional Cash
Pepco Holdings	153,900	3,901,365	Advantage Plus Fund
			(cost $301,987,409)	301,987,409 [c] 301,987,409
Questar	169,900	8,816,111

Wisconsin Energy	355,100	16,608,027	Total Investments
		106,252,189	(cost $1,785,436,856)	119.6%	1,878,340,203
Total Common Stocks			Liabilities, Less Cash and Receivables (19.6%)		(307,330,402)
(cost $1,444,474,447)	1,537,377,794		Net Assets	100.0%	1,571,009,801

ADR—American Depository Receipts

a	Non-income producing security.

b	All or a portion of these securities are on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $291,681,273 and the total market value of the collateral held by the fund is $303,000,726, consisting of cash collateral of $301,987,409 and U.S. Government and Agency securities valued at $1,013,317.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	21.7	Energy	9.5
Industrial	17.4	Materials	7.5
Financial	15.6	Utilities	6.8
Information Technology	14.4	Consumer Staples	2.4
Consumer Discretionary	11.5	Telecommunication Services	1.6
Health Care	11.2		119.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Small Cap Stock Fund

Common Stocks—98.8%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—13.3%			Energy (continued)
Brinker International	166,300	3,146,396	Petroleum Development	25,900 [b]	1,574,461
Buckle	73,800 [a]	3,832,434	St. Mary Land & Exploration	90,290 [a]	3,812,044
Carter’s	170,400 [a,b]	3,137,064	Stone Energy	56,300 [b]	2,683,821
CEC Entertainment	34,300 [a,b]	1,175,118	Tetra Technologies	99,700 [a,b]	2,207,358
Citi Trends	161,600 [a,b]	3,332,192	Unit	70,430 [b]	4,770,224
Coinstar	94,700 [a,b]	3,117,524			42,536,675
Deckers Outdoor	36,400 [a,b]	4,138,316	Financial—16.4%
Dollar Tree	112,700 [b]	4,323,172	AmTrust Financial Services	218,900 [a]	3,077,734
Family Dollar Stores	133,200	3,319,344	Aspen Insurance Holdings	244,400	6,623,240
Fossil	67,300 [a,b]	2,013,616	Bank of Hawaii	78,200	4,135,216
Gildan Activewear	120,900 [b]	2,825,433	BioMed Realty Trust	220,500 [a]	5,904,990
Gymboree	42,500 [b]	1,668,125	Community Bank System	84,700 [a]	1,914,220
Iconix Brand Group	281,100 [a,b]	3,634,623	Digital Realty Trust	94,300 [a]	4,325,541
JAKKS Pacific	131,500 [a,b]	3,280,925	Endurance Specialty Holdings	95,200	3,105,424
JoS. A. Bank Clothiers	155,700 [a,b]	4,046,643	Entertainment Properties Trust	38,500 [a]	2,089,395
LKQ	359,500 [a,b]	6,733,435	Essex Property Trust	33,100 [a]	3,884,285
MDC Holdings	74,100	3,071,445	Extra Space Storage	370,900 [a]	5,841,675
Meritage Homes	179,800 [a,b]	4,210,916	First BanCorp/Puerto Rico	250,800	2,370,060
Panera Bread, Cl. A	42,100 [a,b]	2,262,454	First Midwest Bancorp	98,640 [a]	2,207,563
Phillips-Van Heusen	75,500 [a]	2,873,530	First Niagara Financial Group	265,300 [a]	3,968,888
Pool	178,600 [a]	4,332,836	Greenhill & Co.	57,500 [a]	3,800,750
Rent-A-Center	90,900 [a,b]	2,059,794	Kilroy Realty	46,700 [a]	2,337,335
Tractor Supply	47,100 [b]	2,007,402	Lexington Realty Trust	88,900 [a]	1,325,499
Tupperware Brands	80,700 [a]	2,882,604	Mid-America Apartment Communities	65,300 [a]	3,275,448
Under Armour, Cl. A	46,300 [b]	1,560,773	National Penn Bancshares	114,500 [a]	1,635,060
WMS Industries	176,100 [a,b]	5,916,960	National Retail Properties	293,500 [a]	6,659,515
		84,903,074	Old National Bancorp	153,200 [a]	2,670,276
Consumer Staples—3.1%			PrivateBancorp	115,100 [a]	3,526,664
Flowers Foods	105,000 [a]	2,776,200	Prosperity Bancshares	87,500	2,797,375
NBTY	88,300 [b]	2,935,092	Senior Housing Properties Trust	100,300 [a]	2,174,504
Ralcorp Holdings	100,100 [a,b]	6,146,140	Signature Bank	120,840 [a,b]	3,573,239
TreeHouse Foods	280,400 [a,b]	7,783,904	StanCorp Financial Group	82,850 [a]	4,060,478
		19,641,336	Susquehanna Bancshares	204,500 [a]	3,267,910
Energy—6.7%			Texas Capital Bancshares	267,800 [a,b]	4,180,358
Atwood Oceanics	124,600 [b]	5,066,236	Trustco Bank	381,900 [a]	3,734,982
CARBO Ceramics	27,000	1,622,700	UMB Financial	51,200 [a]	2,663,936
ION Geophysical	143,100 [a,b]	2,306,772	Validus Holdings	145,400	3,469,244
Nordic American Tanker Shipping	79,500 [a]	2,796,810			104,600,804
Oceaneering International	79,300 [a,b]	4,949,113	Health Care—12.5%
Overseas Shipholding Group	38,000 [a]	2,726,120	Allscripts Healthcare Solutions	215,400 [b]	3,088,836
Penn Virginia	121,200 [a]	8,021,016	Alpharma, Cl. A	69,100 [a,b]	2,466,870

The Funds 37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Industrial (continued)
Amedisys	33,700 [a,b]	1,793,514	Kaydon	118,200 [a]	6,587,286
American Medical Systems Holdings	94,800 [a,b]	1,687,440	Kirby	159,900 [b]	7,321,821
AMERIGROUP	304,700 [b]	7,885,636	Landstar System	79,520	3,898,070
AmSurg	210,800 [a,b]	5,714,788	Lennox International	87,800	3,248,600
ArthroCare	40,600 [a,b]	1,040,984	Lindsay	37,300 [a]	3,055,243
Beckman Coulter	44,100	3,255,462	Moog, Cl. A	110,800 [a,b]	5,251,920
Cubist Pharmaceuticals	86,600 [a,b]	1,907,798	Orbital Sciences	84,800 [b]	2,242,112
Dionex	23,000 [a,b]	1,499,370	Robbins & Myers	100,500 [a]	4,507,425
Endo Pharmaceuticals Holdings	210,900 [b]	4,791,648	Teledyne Technologies	44,630 [a,b]	2,781,788
Haemonetics	32,700 [b]	2,050,944	Toro	64,600 [a]	2,640,202
Health Management			Wabtec	85,200 [a]	5,032,764
Associates, Cl. A	514,200 [a,b]	2,987,502	Waste Connections	217,700 [a,b]	7,904,687
Healthways	48,200 [a,b]	918,210	Watson Wyatt Worldwide, Cl. A	125,600 [a]	7,358,904
Immucor	91,600 [a,b]	2,950,436	Woodward Governor	84,900	3,933,417
Inventiv Health	167,400 [a,b]	3,694,518	YRC Worldwide	163,600 [b]	2,961,160
iShares Nasdaq					121,427,920
Biotechnology Index Fund	73,600 [a]	6,322,240	Information Technology—17.0%
K-V Pharmaceutical, Cl. A	146,100 [a,b]	3,294,555	Advanced Energy Industries	227,000 [a,b]	3,661,510
King Pharmaceuticals	299,400 [b]	3,425,136	Anixter International	44,960 [a,b]	3,318,498
Lincare Holdings	94,700 [b]	3,125,100	ANSYS	113,960 [a,b]	5,054,126
Martek Biosciences	49,200 [a,b]	1,643,772	Atheros Communications	95,940 [a,b]	3,128,603
Meridian Bioscience	66,000 [a]	1,875,720	Comtech Telecommunications	113,800 [a,b]	5,202,936
Pediatrix Medical Group	58,900 [b]	3,354,355	Concur Technologies	65,700 [a,b]	2,887,515
Regeneron Pharmaceuticals	81,700 [a,b]	1,774,524	DST Systems	49,400 [a,b]	3,050,450
Savient Pharmaceuticals	75,300 [a,b]	1,711,569	Equinix	45,500 [a,b]	3,662,750
Sunrise Senior Living	61,900 [a,b]	1,258,427	FactSet Research Systems	49,450 [a]	3,101,009
West Pharmaceutical Services	87,700 [a]	4,280,637	FARO Technologies	128,900 [b]	3,044,618
		79,799,991	FLIR Systems	87,000 [a,b]	3,105,900
Industrial—19.1%			Harmonic	526,400 [a,b]	4,632,320
Acuity Brands	53,900 [a]	2,345,189	Informatica	431,100 [a,b]	7,272,657
American Superconductor	67,700 [a,b]	1,663,389	Itron	106,000 [a,b]	10,979,480
Applied Industrial Technologies	125,800	3,662,038	ManTech International, Cl. A	54,200 [a,b]	3,191,838
Brady, Cl. A	80,300 [a]	2,947,813	Micros Systems	110,200 [a,b]	3,396,364
Con-way	66,400 [a]	3,260,240	Microsemi	263,500 [a,b]	7,246,250
Corrections Corp. of America	148,900 [b]	3,960,740	MKS Instruments	241,700 [a,b]	5,447,918
Curtiss-Wright	164,500 [a]	8,861,615	Nuance Communications	199,200 [a,b]	3,147,360
DeVry	71,700	3,698,286	Plexus	140,000 [a,b]	3,924,200
EMCOR Group	203,700 [b]	6,940,059	Skyworks Solutions	212,500 [b]	2,061,250
EnerSys	101,200 [b]	2,845,744	Synaptics	87,800 [a,b]	4,595,452
EnPro Industries	130,000 [a,b]	5,479,500	THQ	226,700 [a,b]	3,473,044
Gardner Denver	74,800 [b]	3,376,472	Trimble Navigation	111,700 [a,b]	3,781,045
Hexcel	176,200 [b]	3,661,436

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Information Technology (continued)			Utilities (continued)
Varian Semiconductor			Otter Tail	93,700 [a]	3,720,827
Equipment Associates	107,605 [a,b]	3,475,642	Southern Union	164,800	4,294,688
Verigy	145,400 [b]	2,685,538	UGI	292,300	8,038,250
		108,528,273			36,781,645
Materials—2.9%			Total Common Stocks
Century Aluminum	38,500 [a,b]	1,877,260	(cost $609,892,315)		629,465,942

H.B. Fuller	80,300 [a]	2,093,421
OM Group	48,200 [a,b]	1,788,220	Other Investment—1.2%

PolyOne	494,600 [b]	4,060,666	Registered Investment Company;
Rock-Tenn, Cl. A	158,500 [a]	5,813,780	Dreyfus Institutional Preferred
Texas Industries	50,400 [a]	2,654,568	Plus Money Market Fund
		18,287,915	(cost $7,432,000)	7,432,000 [c]	7,432,000

Telecommunication Services—2.0%			Investment of Cash Collateral
Alaska Communications			for Securities Loaned—35.3%

Systems Group	548,120 [a]	5,766,222
			Registered Investment Company;
SBA Communications, Cl. A	205,900 [a,b]	7,192,087
			Dreyfus Institutional Cash
		12,958,309	Advantage Plus Fund
Utilities—5.8%			(cost $224,626,982)	224,626,982 [c]	224,626,982

Atmos Energy	123,000	3,387,420
Cleco	120,500 [a]	3,037,805	Total Investments
			(cost $841,951,297)	135.3%	861,524,924
El Paso Electric	236,600 [b]	5,037,214
ITC Holdings	60,360 [a]	3,380,764	Liabilities, Less Cash and Receivables (35.3%)		(224,610,964)
New Jersey Resources	162,650 [a]	5,884,677	Net Assets	100.0%	636,913,960

a All or a portion of these securities are on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $217,646,055 and the total market value of the collateral held by the fund is $227,767,876, consisting of cash collateral of $224,626,982 and U.S. Government and Agency securities valued at $3,140,894. b Non-income producing security. c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	36.5	Energy	6.7
Industrial	19.1	Utilities	5.8
Information Technology	17.0	Consumer Staples	3.1
Financial	16.4	Materials	2.9
Consumer Discretionary	13.3	Telecommunication Services	2.0
Health Care	12.5		135.3

† Based on net assets.
See notes to financial statements.

The Funds 39

STATEMENT OF INVESTMENTS

August 31, 2008

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—127.7%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—13.9%			Financial—16.7%
Central European			Bank of America	98,540 [b]	3,068,536
Media Enterprises, Cl. A	12,080 [a,b]	941,153	Chubb	53,860 [b]	2,585,819
Darden Restaurants	60,835 [b]	1,781,857	Citigroup	94,470 [b]	1,793,985
Family Dollar Stores	135,090 [b]	3,366,443	Discover Financial Services	118,750 [b]	1,953,437
Gap	101,870 [b]	1,981,371	Fifth Third Bancorp	59,190 [b]	934,018
Home Depot	36,710 [b]	995,575	Goldman Sachs Group	19,770 [b]	3,241,687
McDonald’s	40,080 [b]	2,486,964	JPMorgan Chase & Co.	105,600 [b]	4,064,544
Newell Rubbermaid	96,310 [b]	1,743,211	MetLife	55,620 [b]	3,014,604
News, Cl. A	50,650 [b]	717,204	Morgan Stanley	32,790	1,338,816
News, Cl. B	44,630 [b]	640,887	National City	147,900	745,416
Omnicom Group	79,820 [b]	3,383,570	PNC Financial Services Group	22,580 [b]	1,624,631
Phillips-Van Heusen	20,480 [b]	779,469	T. Rowe Price Group	12,050	715,288
Ross Stores	80,480 [b]	3,236,101	U.S. Bancorp	59,520	1,896,307
TJX Cos.	70,210 [b]	2,544,410	Wachovia	33,500	532,315
WMS Industries	16,880 [a]	567,168	Wells Fargo & Co.	90,450 [b]	2,737,921
		25,165,383			30,247,324
Consumer Staples—12.9%			Health Care—18.1%
Cadbury, ADR	18,258 [b]	842,059	Aetna	68,790	2,967,601
Coca-Cola Enterprises	63,080 [b]	1,076,776	Baxter International	61,590 [b]	4,173,338
Colgate-Palmolive	47,020	3,574,931	Becton, Dickinson & Co.	20,180	1,763,328
CVS Caremark	108,440 [b]	3,968,904	Covidien	49,590 [b]	2,681,331
Dr. Pepper Snapple Group	54,438 [a,b]	1,345,163	Gilead Sciences	38,110 [a,b]	2,007,635
Estee Lauder, Cl. A	60,350 [b]	3,003,619	Hospira	81,430 [a,b]	3,286,515
Kroger	49,930 [b]	1,379,067	Invitrogen	10,180 [a]	432,243
Molson Coors Brewing, Cl. B	41,270 [b]	1,966,515	Johnson & Johnson	31,530 [b]	2,220,658
Philip Morris International	66,970 [b]	3,596,289	Laboratory Corp.
Wal-Mart Stores	43,880 [b]	2,591,992	of America Holdings	21,540 [a,b]	1,575,651
		23,345,315	Pfizer	105,890 [b]	2,023,558
Energy—14.3%			Psychiatric Solutions	16,080 [a,b]	607,020
Anadarko Petroleum	21,450 [b]	1,324,108	Schering-Plough	68,680 [b]	1,332,392
Chesapeake Energy	13,158	636,847	St. Jude Medical	27,580 [a]	1,263,991
Chevron	64,670 [b]	5,582,314	Thermo Fisher Scientific	69,860 [a,b]	4,230,722
ConocoPhillips	71,030 [b]	5,860,685	Vertex Pharmaceuticals	20,070 [a]	539,080
ENSCO International	10,960	742,869	Wyeth	38,450	1,664,116
Marathon Oil	37,480 [b]	1,689,224			32,769,179
Nabors Industries	39,920 [a,b]	1,421,152	Industrials—14.6%
National Oilwell Varco	15,190 [a]	1,119,959	Allied Waste Industries	92,280 [a,b]	1,240,243
Unit	11,020 [a]	746,385	Delta Air Lines	49,650 [a,b]	403,654
Valero Energy	23,460 [b]	815,470	Dover	29,990 [b]	1,480,906
Williams	67,280	2,078,279	Eaton	28,750 [b]	2,103,925
XTO Energy	75,547 [b]	3,808,324	Emerson Electric	41,450 [b]	1,939,860
		25,825,616	General Electric	118,880 [b]	3,340,528
Exchange Traded Funds—5.0%			Goodrich	42,240 [b]	2,164,800
Standard & Poor’s Depository			L-3 Communications Holdings	14,360 [b]	1,492,578
Receipts (Tr. Ser. 1)	69,840	8,994,694	Lockheed Martin	29,400 [b]	3,423,336

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Industrials (continued)			Materials—2.9%
Raytheon	33,750 [b]	2,024,662	Air Products & Chemicals	19,255 [b]	1,768,572
Terex	57,910 [a,b]	2,912,294	Celanese, Ser. A	11,540	444,982
Textron	27,470 [b]	1,129,017	Freeport-McMoRan Copper & Gold	22,600 [b]	2,018,632
Tyco International	63,850 [b]	2,737,888	Mosaic	9,230 [b]	985,210
		26,393,691			5,217,396
Information Technology—22.2%			Telecommunication Services—3.6%
Accenture, Cl. A	27,080 [b]	1,120,029	AT & T	117,800 [b]	3,768,422
Adobe Systems	35,140 [a,b]	1,505,046	Metropcs Communications	36,740 [a,b]	619,804
Akamai Technologies	71,770 [a,b]	1,643,533	Sprint Nextel	247,120	2,154,886
Alliance Data Systems	53,780 [a,b]	3,454,827			6,543,112
Amphenol, Cl. A	38,650	1,836,648	Utilities—3.5%
Apple	32,270 [a,b]	5,470,733	PG & E	51,940 [b]	2,146,680
BMC Software	18,260 [a]	594,546	Sempra Energy	71,230 [b]	4,125,642
Cisco Systems	169,250 [a,b]	4,070,463			6,272,322
Concur Technologies	14,920 [a]	655,734	Total Common Stocks
Dell	77,650 [a,b]	1,687,335	(cost $237,201,637)		230,819,026

Global Payments	23,080	1,112,687
Intel	150,370 [b]	3,438,962	Other Investmant—5.9%

Juniper Networks	30,490 [a]	783,593	Registered Investment Company;
McAfee	25,780 [a]	1,019,857	Dreyfus Institutional Preferred
Microsoft	156,570 [b]	4,272,795	Plus Money Market Fund
Nokia, ADR	49,750	1,252,208	(cost $10,723,000)	10,723,000 [c]	10,723,000

Oracle	99,790 [a,b]	2,188,395
			Total Investments
QUALCOMM	21,560 [b]	1,135,134	(cost $247,924,637)	133.6%	241,542,026
Research In Motion	8,780 [a,b]	1,067,648
			Liabilities, Less Cash
Sybase	29,600 [a]	1,018,536
			and Receivables	(33.6%)	(60,725,379)
Yahoo!	36,960 [a]	716,285
		40,044,994	Net Assets	100.0%	180,816,647

ADR—American Depository Receipts

a Non-income producing security. b Partially held by a broker as collateral for open short positions. c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	22.2	Money Market Investment		5.9
Health Care	18.1	Exchange Traded Funds		5.0
Financial	16.7	Telecommunication Services		3.6
Industrials	14.6	Utilities		3.5
Energy	14.3	Materials		2.9
Consumer Discretionary	13.9
Consumer Staples	12.9			133.6
† Based on net assets.
See notes to financial statements.
			The Funds	41

STATEMENT OF SECURITIES SOLD SHORT
August 31, 2008

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—29.7%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary— 6.2%			Exchange Traded Funds—.5%
CBS, Cl. B	32,930	532,807	Technology Select Sector SPDR Fund	38,680	879,970
Gentex	56,070	893,195	Financials—1.8%
Harley-Davidson	38,590	1,535,110	American International Group	27,420	589,256
Lamar Advertising, Cl. A	26,620	988,933	Keycorp	52,100	625,721
Liberty Media-Interactive, Cl. A	57,490 [a]	781,289	Lehman Brothers Holdings	38,770	623,809
Mohawk Industries	26,770 [a]	1,848,469	Regions Financial	77,070	714,439
Nordstrom	41,150	1,279,765	TFC Financial	48,990	771,593
Sally Beauty Holdings	115,600 [a]	987,224			3,324,818
Tim Hortons	75,140	2,363,904	Health Care—5.1%
		11,210,696	C.R. Bard	16,930	1,582,109
Consumer Staples—5.0%			Edwards Lifesciences	10,480 [a]	620,521
Brown-Forman, Cl. B	27,690	1,993,957	IDEXX Laboratories	31,280 [a]	1,761,064
Bunge	8,400	750,624	Intuitive Surgical	5,220 [a]	1,541,310
Constellation Brands, Cl. A	47,950 [a]	1,012,225	Lifepoint Hospitals	17,250 [a]	582,015
Hain Celestial Group	54,600 [a]	1,419,054	Medicis Pharmaceutical, Cl. A	44,820	928,222
Hershey	25,370	915,603	Mentor	35,450	874,906
Hormel Foods	42,990	1,533,024	Millipore	8,250 [a]	618,833
Tootsie Roll Industries	46,800	1,332,864	Patterson	21,550 [a]	701,237
		8,957,351			9,210,217
Energy—2.9%			Industrials-3.8%
Dril-Quip	16,570 [a]	911,516	Alaska Air Group	24,740 [a]	519,787
EOG Resources	7,870	821,785	Caterpillar	15,500	1,096,315
Noble Energy	8,670	621,899	Deere & Co.	30,970	2,185,553
Quicksilver Resources	32,890 [a]	795,609	Rockwell Automation	20,720	978,191
Range Resources	16,020	743,648	Trinity Industries	25,450	915,691
Southwestern Energy	35,820 [a]	1,374,413	United Parcel Service, Cl. B	18,220	1,168,266
		5,268,870			6,863,803

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Information Technology—3.9%			Information Technology (continued)
Automatic Data Processing	22,190	984,792	SAP, ADR	9,380	526,030
Commscope	17,000 [a]	832,490			7,047,800
Factset Research Systems	10,610	665,353	Materials—.5%
Hewlett-Packard	17,880	1,405,254	Alcoa	15,150	486,770
JDS Uniphase	68,370 [a]	694,639	Weyerhaeuser	6,330	398,418
Molex	17,690	426,683			885,188
Nuance Communications	27,550 [a]	435,290	Total Securities Sold Short
Paychex	31,610	1,077,269	(cost $55,451,421)	29.7%	53,648,713

ADR-American Depository Receipts
a Non-income producing security.
See notes to financial statements.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	3.9	Consumer Discretionary	6.2
Health Care	5.1	Consumer Staples	5.0
Financial	1.8	Exchange Traded Funds	.5
Industrials	3.8	Materials	.5
Energy	2.9		29.7

† Based on net assets.
See notes to financial statements.

The Funds 43

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon International Fund

Common Stocks—96.3%	Shares	Value ($)		Shares	Value ($)

Australia—4.3%			France (continued)
Amcor	2,811,177	13,168,467	PPR	53,740	6,285,067
Bendigo and Adelaide Bank	404,830	3,980,422	Sanofi-Aventis	663,015	47,281,790
BHP Billiton	434,170	15,301,185	Scor	136,455	3,156,938
Computershare	315,799	2,436,103	Total	640,012	46,049,804
Dexus Property Group	1,745,846	2,188,179	Total, ADR	12,872	925,239
Goodman Fielder	6,342,872	7,983,343	Unibail-Rodamco	17,546	3,658,034
Incitec Pivot	14,120	1,913,809			189,373,718
Insurance Australia Group	3,290,559	11,172,335	Germany—9.1%
National Australia Bank	468,999	9,728,892	Adidas	39,960	2,347,864
OZ Minerals	3,245,097	4,829,293	Allianz	75,811	12,690,034
Sonic Healthcare	153,560	1,898,692	BASF	99,086	5,724,439
Suncorp-Metway	377,998	3,663,257	Bayer	79,260	6,280,196
Telstra	906,700	3,371,843	Bayerische Motoren Werke	324,590	13,333,314
Westpac Banking	247,861	4,949,866	Daimler	148,630	8,700,101
		86,585,686	Deutsche Bank	39,990	3,414,439
Austria—.6%			Deutsche Post	741,088	17,395,411
Erste Group Bank	89,610	5,387,327	Deutsche Telekom	1,102,121	18,286,762
Raiffeisen International Bank Holding	31,830	3,501,748	E.ON	234,830	13,728,618
Voestalpine	48,521	2,638,032	Heidelberger Druckmaschinen	216,612	4,448,929
		11,527,107	Linde	31,898	4,024,921
Belgium—2.0%			MAN	26,710	2,619,511
Colruyt	20,560	5,615,663	MTU Aero Engines Holding	396,436	13,841,877
Delhaize Group	319,050	20,580,700	Muenchener Rueckversicherungs	110,150	17,158,217
Fortis Group	768,176 [a]	10,660,972	RWE	220,349	23,801,856
Groupe Bruxelles Lambert	29,440	3,070,806	Salzgitter	14,404	2,220,909
		39,928,141	Siemens	87,955	9,582,094
Finland—2.1%			ThyssenKrupp	53,800	2,700,103
Nokia	1,017,374	25,492,559			182,299,595
UPM-Kymmene	921,451	15,816,232	Greece—1.1%
		41,308,791	Alpha Bank	183,120	4,695,936
France—9.4%			Public Power	662,746	16,762,134
AXA	83,510	2,678,142			21,458,070
BNP Paribas	177,869	16,042,759	Hong Kong—2.9%
Cap Gemini	72,285	4,289,549	BOC Hong Kong Holdings	7,694,600	17,153,281
Casino Guichard Perrachon	65,223	6,409,008	CITIC International
CNP Assurances	18,130	2,180,739	Financial Holdings	2,949,000 [a]	2,370,030
Credit Agricole	903,144	19,238,382	Esprit Holdings	693,200	5,733,946
France Telecom	579,489	17,117,556	Hang Seng Bank	202,000	3,993,230
GDF SUEZ	124,278	7,183,489	Hutchison Whampoa	1,209,700	11,240,236
Lagardere	122,717	6,877,222	Hysan Development	1,093,000	2,995,637

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Hong Kong (continued)			Japan (continued)
Johnson Electric Holdings	10,799,500	4,385,167	Matsushita Electric Industrial	179,000	3,681,640
Wharf Holdings	850,500	3,082,226	Mitsubishi Chemical Holdings	1,245,000	7,006,239
Yue Yuen Industrial Holdings	2,463,500	6,836,204	Mitsubishi Rayon	3,349,000	9,051,091
		57,789,957	Mitsubishi Tanabe Pharma	171,000	2,402,999
Ireland—.2%			Mitsubishi UFJ Financial Group	1,152,000	8,772,753
Bank of Ireland	240,354	1,929,242	Mitsubishi UFJ Lease & Finance	66,270	2,326,185
Kerry Group, Cl. A	105,930	2,867,215	Mitsui & Co.	184,000	3,158,996
		4,796,457	Mitsui OSK Lines	398,000	4,735,657
Italy—4.7%			Murata Manufacturing	93,600	4,108,350
Banco Popolare	625,030	11,975,371	NGK Spark Plug	948,100	10,449,217
Buzzi Unicem	83,168	1,650,329	Nikon	113,000	3,671,055
Enel	724,180	6,666,612	Nintendo	15,700	7,420,511
ENI	589,254	19,182,481	Nippon Telegraph & Telephone	631	3,097,930
Mediaset	1,828,588	13,238,780	Nippon Yusen	290,800	2,328,226
Prysmian	209,811	5,155,704	Nissan Motor	1,048,900	8,002,269
Telecom Italia	9,243,189	14,984,044	Nomura Holdings	1,228,900	16,360,011
UniCredit	2,318,120	12,506,435	Nomura Real Estate Holdings	111,300	2,289,039
Unipol Gruppo Finanziario	3,412,261	8,460,068	Ricoh	316,800	5,213,217
		93,819,824	Rohm	154,800	8,873,995
Japan—21.1%			Seiko Epson	111,400	3,208,291
Aeon	1,270,600	14,575,123	Sekisui Chemical	808,700	5,019,274
Bank of Yokohama	523,000	2,795,830	Sekisui House	220,800	2,098,903
Canon	313,951	14,048,122	Sharp	574,000	7,302,278
Central Japan Railway	1,131	11,790,477	Shimamura	216,800	12,086,041
Chiba Bank	978,000	5,349,758	Shionogi & Co.	115,000	2,596,847
Chiyoda	931,500	7,745,549	Sony	130,900	5,012,214
Chuo Mitsui Trust Holdings	1,855,700	10,167,841	Sumitomo	808,200	10,085,923
Daihatsu Motor	709,000	8,749,173	Sumitomo Electric Industries	284,900	3,264,268
Daiwa House Industry	1,030,000	10,114,637	Sumitomo Mitsui
Dentsu	1,678	3,375,747	Financial Group	4,446	27,050,669
Hitachi Chemical	121,000	2,196,359	Taiheiyo Cement	3,044,000	5,002,500
Hosiden	131,900	2,198,334	Takata	416,900	7,149,764
INPEX Holdings	182	1,968,939	Takeda Pharmaceutical	200,900	10,476,063
Isuzu Motors	1,962,000	7,372,523	Teijin	876,800	2,817,033
JFE Holdings	55,500	2,334,194	THK	388,600	6,355,056
JS Group	670,100	9,097,175	Tokio Marine Holdings	139,000	4,721,200
KDDI	2,309	13,437,805	Tokyo Electron	141,900	8,054,668
Konica Minolta Holdings	202,000	2,778,084	Tokyo Gas	3,192,400	13,317,692
Kubota	1,381,500	9,628,997	Toppan Printing	489,000	4,408,335
Marubeni	766,000	4,759,855	Tosoh	496,000	1,798,520

The Funds

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Japan (continued)			Sweden (continued)
Toyo Engineering	636,000	3,320,193	Telefonaktiebolaget
Toyota Motor	347,300	15,567,303	LM Ericsson, Cl. B	1,121,980	12,697,000
Yamada Denki	55,470	4,000,606			41,956,838
			Switzerland—8.5%
Yamaguchi Financial Group	398,000	4,572,112
			Adecco	39,320	1,853,252
		426,719,655
			Baloise Holding	34,839	2,989,861
Luxembourg—.1%
			Ciba Holding	642,835	15,890,631
ArcelorMittal	23,230	1,832,118
			Clariant	719,564 [a]	6,488,917
Netherlands—3.1%			Compagnie Financiere
Aalberts Industries	114,710	1,772,044	Richemont, Cl. A	62,370	3,644,834
Aegon	903,367	10,661,915	Credit Suisse Group	121,810	5,658,250
European Aeronautic			Logitech International	87,450 [a]	2,342,801
Defence and Space	183,387	4,124,351	Lonza Group	21,119	2,988,094
ING Groep	206,674	6,470,312	Nestle	907,610	40,057,981
Koninklijke BAM Groep	182,825	3,242,700	Novartis	951,752	53,199,233
Koninklijke DSM	47,830	2,759,747	Roche Holding	45,675	7,715,161
Koninklijke Philips			Swiss Reinsurance	160,881	9,927,679
Electronics	206,770	6,746,325	UBS	640,844 [a]	14,048,925
Koninklijke Philips			Zurich Financial Services	14,930	3,911,642
Electronics (NY Shares)	4,620	149,734
					170,717,261
Royal Dutch Shell, Cl. A	710,910	24,848,059	United Kingdom—20.8%
Wolters Kluwer	100,483	2,454,436	Anglo American	300,951	16,084,659
		63,229,623	AstraZeneca	137,960	6,772,385
Norway—.2%			BP	5,243,277	50,536,516
StatoilHydro	134,700	4,160,666	British American Tobacco	266,386	9,036,700
Singapore—1.3%			Centrica	2,694,590	16,074,018
DBS Group Holdings	1,782,844	22,565,198	Charter	177,450	3,079,393
Oversea-Chinese Banking	451,700	2,564,847	Cookson Group	475,197	5,626,068
		25,130,045	Dana Petroleum	62,049 [a]	1,703,381
Spain—2.2%			Debenhams	3,697,854	3,353,474
Banco Santander	738,272	12,607,074	Friends Provident	2,771,497	5,001,517
Corporacion Financiera Alba	55,671	2,938,564	GlaxoSmithKline	1,474,439	34,845,881
Mapfre	568,360	2,726,567	Greene King	296,100	2,893,046
Repsol	510,200	15,867,965	HBOS	808,452	4,653,178
Telefonica	303,350	7,525,451	HSBC Holdings	2,900,492	45,760,510
Union Fenosa	103,020	2,622,201	Imperial Tobacco Group	230,080	7,599,573
		44,287,822	Kingfisher	4,300,316	10,464,868
Sweden—2.1%			Land Securities Group	116,450	2,886,892
Alfa Laval	379,975	5,213,045	National Grid	343,990	4,480,228
Nordea Bank	416,800	5,550,269	Old Mutual	6,113,902	10,877,282
Sandvik	726,500	9,066,187	Pearson	174,220	2,156,353
Svenska Cellulosa, Cl. B	827,650	9,430,337	Punch Taverns	888,727	4,718,309

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

United Kingdom (continued)			United States—.5%
Rexam	325,490	2,408,883	iShares MSCI EAFE Index Fund	147,930	9,403,910
Royal Bank of Scotland Group	1,902,586	8,141,455	Total Common Stocks
Royal Dutch Shell, Cl. A	45,266	1,585,082	(cost $2,296,929,649)		1,935,087,327

Royal Dutch Shell, Cl. B	378,770	13,063,177

RSA Insurance Group	1,646,197	4,525,174	Preferred Stocks—1.4%

Sage Group	562,800	2,154,396	Germany
Scottish & Southern Energy	130,700	3,447,436	Fresenius	59,840	4,888,051
Stagecoach Group	726,950	4,237,085	Henkel & Co.	578,040	22,692,844
Standard Chartered	195,540	5,314,536	Total Preferred Stocks
Standard Life	835,470	3,822,581	(cost $32,026,613)		27,580,895

Tesco	1,708,677	11,882,467

Thomas Cook Group	1,320,020	5,510,209	Other Investment—.7%

Trinity Mirror	998,420	1,956,473	Registered Investment Company;
Tullet Prebon	233,280	1,877,415	Dreyfus Institutional Preferred
Unilever	1,142,211	30,752,395	Plus Money Market Fund
Vedanta Resources	62,395	2,071,151	(cost $13,500,000)	13,500,000 [b] 13,500,000

Vodafone Group	15,812,172	40,655,259	Total Investments
WM Morrison Supermarkets	590,894	3,042,847	(cost $2,342,456,262)	98.4%	1,976,168,222
WPP Group	1,902,700	18,642,360	Cash and Receivables (Net)	1.6%	32,765,192
Xstrata	90,670	5,067,431
			Net Assets	100.0%	2,008,933,414
		418,762,043

ADR—American Depository Receipts

a Non-income producing security. b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	20.6	Telecommunication Services	5.9
Consumer Discretionary	11.5	Utilities	5.4
Industrial	9.8	Information Technology	5.1
Consumer Staples	9.1	Insurance	4.4
Energy	9.1	Money Market Investment	.7
Health Care	8.6	Index	.5
Materials	7.7		98.4

† Based on net assets.
See notes to financial statements.

The Funds 47

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Emerging Markets Fund

Common Stocks—93.2%	Shares	Value ($)		Shares	Value ($)

Brazil—10.3%			China (continued)
Banco Itau Holding Financeira, ADR	265,837	5,050,903	Dongfeng Motor Group, Cl. H	2,106,000	889,530
Braskem, ADR	40,000	584,400	Harbin Power Equipment, Cl. H	746,000	922,677
Centrais Eletricas Brasileiras	387,203	7,007,662	Huaneng Power International, ADR	36,621	1,098,630
Cia de Saneamento Basico			Huaneng Power International, Cl. H	10,224,200	7,666,820
do Estado de Sao Paulo	127,508	2,885,749	Industrial & Commercial
Cia de Saneamento Basico			Bank of China, Cl. H	5,048,000	3,467,191
do Estado de Sao Paulo, ADR	12,400	555,520	PetroChina, ADR	41,940	5,418,648
Cia de Saneamento de Minas Gerais	248,100	3,751,942	PetroChina, Cl. H	13,650,000	17,620,734
Cia Energetica de Minas Gerais, ADR	173,163	3,736,858	Shanda Interactive
Cia Vale do Rio Doce, ADR	104,020	2,761,731	Entertainment, ADR	35,110 [a]	930,064
Empresa Brasileira			Sinopec Shanghai
de Aeronautica, ADR	105,130	3,569,164	Petrochemical, Cl. H	11,220,000	3,531,255
Grendene	679,200	6,375,313	Sinotrans, Cl. H	16,266,600	3,681,657
Medial Saude	173,300	1,302,408	TPV Technology	12,112,000	5,929,867
Petroleo Brasileiro (Preferred), ADR	1,023,730	43,989,678	Weichai Power, Cl. H	235,000	1,084,953
Petroleo Brasileiro, ADR	43,520	2,295,245	Weiqiao Textile, Cl. H	10,741,400	8,526,793
Redecard	57,300	1,020,502	Yanzhou Coal Mining, Cl. H	488,000	846,417
Tam, ADR	297,065	5,780,885			90,284,086
Tele Norte Leste Participacoes, ADR	530,398	12,315,842	Czech Republic—.4%
Unibanco—Uniao de			CEZ	10,110	762,757
Bancos Brasileiros (Units)	88,800	1,051,980	Komercni Banka	18,580	4,107,499
Unibanco—Uniao de					4,870,256
Bancos Brasileiros, GDR	76,670	9,166,665	Egypt—.1%
Votorantim Celulose e Papel, ADR	278,010	5,871,571	Telecom Egypt	388,934	1,186,701
		119,074,018	Hong Kong—6.3%
Chile—.2%			Brilliance China
Banco Santander Chile, ADR	28,100	1,236,681	Automotive Holdings	27,353,000 [a]	2,822,512
Cia Cervecerias Unidas	160,330	1,125,671	Chaoda Modern Agriculture	946,000	1,004,069
CorpBanca	52,611,942	287,301	China Agri-Industries Holdings	1,587,519 [a]	1,072,530
		2,649,653	China Mobile	938,400	10,668,780
China—7.9%			China Mobile, ADR	53,680	3,044,730
Aluminum Corp. of China, Cl. H	730,500	647,365	China Netcom Group	3,220,500	7,671,646
Anhui Expressway, Cl. H	4,146,000	2,595,772	China Power International
Bank of China, Cl. H	23,400,000	10,089,321	Development	27,861,400	8,557,511
Bosideng International Holdings	23,064,000	3,665,581	CNOOC	3,661,000	5,700,240
China Construction Bank, Cl. H	1,724,000	1,400,358	CNOOC, ADR	5,840	909,639
China COSCO Holdings, Cl. H	377,500	720,325	Cosco Pacific	6,394,000	9,758,044
China Molybdenum, Cl. H	1,078,000	703,852	Denway Motors	10,360,700	3,694,661
China Telecom, Cl. H	7,605,000	3,885,029	Global Bio-Chem
Dongfang Electric Machinery, Cl. H	1,603,000	4,961,247	Technology Group	15,802,800	5,986,654

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Hong Kong (continued)			Indonesia (continued)
Hopson Development Holdings	2,354,000	2,340,525	Telekomunikasi Indonesia	11,845,900	10,329,221
NWS Holdings	1,033,544	2,286,042			19,199,768
Shanghai Industrial Holdings	1,060,000	2,859,662	Israel—1.3%
Texwinca Holdings	4,973,600	4,271,090	Bank Hapoalim	698,290	2,738,010
		72,648,335	Check Point Software Technologies	52,970 [a]	1,297,235
Hungary—1.1%			Israel Chemicals	60,000	1,004,675
Magyar Telekom			Israel Discount Bank, Cl. A	3,386,976 [a]	5,588,168
Telecommunications	1,367,200	7,027,325	Teva Pharmaceutical Industries, ADR	85,640	4,054,198
Richter Gedeon	28,140	5,576,401			14,682,286
		12,603,726	Malaysia—4.5%
India—7.5%			AMMB Holdings	2,398,362	2,152,130
Andhra Bank	1,512,250	1,914,149	Gamuda	8,586,800	6,510,211
Bank of India	244,650	1,469,176	Genting	1,537,800	2,637,866
Bharat Petroleum	1,378,317	9,379,805	Hong Leong Bank	1,144,700	1,931,742
Hindalco Industries	513,030	1,421,389	KLCC Property Holdings	861,300	687,304
Hindalco Industries (Rights)	219,870 [a]	111,625	Malayan Banking	7,293,550	16,812,133
Hindalco Industries, GDR	1,524,430 [b]	4,386,700	Resorts World	6,129,300	4,877,981
Hindustan Petroleum	1,638,423	7,409,525	RHB Capital	744,700	914,244
ICICI Bank, ADR	144,360	4,478,047	Sime Darby	3,219,000	6,436,708
India Cements	1,626,054	5,064,901	Tenaga Nasional	3,710,700	8,597,221
Jet Airways India	243,895	2,594,619			51,557,540
Mahanagar Telephone Nigam	1,610,538	3,604,772	Mexico—4.5%
Mahanagar Telephone Nigam, ADR	262,740	1,224,368	Alfa, Cl. A	391,600	2,041,259
Mahindra & Mahindra	503,727	6,554,424	Cemex (Units)	2,233,908 [a]	4,477,484
Oil & Natural Gas	338,093	7,695,311	Cemex, ADR	112,091 [a]	2,247,425
Rolta India	136,720	1,004,772	Consorcio ARA	4,389,500	3,457,728
Satyam Computer Services	352,230	3,311,964	Controladora Comercial
Sesa Goa	80,137	286,320	Mexicana (Units)	1,629,700	4,068,406
State Bank of India, GDR	151,490 [b]	9,619,615	Embotelladoras Arca	1,509,000	5,194,972
Steel Authority of India	1,132,302	3,926,292	Fomento Economico Mexicano, ADR	34,820	1,546,705
Sterlite Industries (India)	143,460	2,030,958	Gruma, Cl. B	1,933,966 [a]	5,463,686
Sterlite Industries (India), ADR	237,350	3,375,117	Grupo Aeroportuario del Sureste, Cl. B	167,800	799,448
Tata Consultancy Services	200,300	3,669,478	Grupo Continental	3,804,840	9,250,541
Tata Motors	71,890	716,019	Grupo Financiero Banorte, Cl. O	184,800	740,440
Tata Steel	56,431	765,750	Grupo Modelo, Ser. C	853,100	4,087,646
		86,015,096	Kimberly-Clark de Mexico, Cl. A	790,500	3,455,591
Indonesia—1.7%			Telefonos de Mexico, ADR, Ser. L	106,620	2,619,653
Gudang Garam	7,156,200	5,027,454	Telmex Internacional, ADR	158,990	2,243,349
Kalbe Farma	47,028,000	3,843,093			51,694,333

The Funds

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Philippines—.9%			South Africa (continued)
ABS-CBN Holdings	1,568,300	602,917	MTN Group	117,269	1,807,443
Bank of the Philippine Islands	5,281,261	5,319,132	Nampak	3,924,305	7,494,288
Manila Electric	1,112,210	1,344,304	Nedbank Group	840,560	11,378,545
Metropolitan Bank & Trust	2,070,900	1,698,132	Remgro	50,100	1,216,784
Union Bank of the Philippines	1,880,400	1,289,352	Sanlam	1,806,501	4,168,036
		10,253,837	Sappi	725,047	7,606,047
Poland—1.6%			Sappi, ADR	100	1,060
Bank Pekao	49,820	3,976,914	Sasol	157,593	8,700,116
BRE Bank	10,530 [a]	1,645,892	Standard Bank Group	254,607	2,976,893
KGHM Polska Miedz	26,730	910,341	Steinhoff International Holdings	2,028,346	4,861,706
Polski Koncern Naftowy Orlen	408,820	5,950,858	Telkom	268,710	4,866,627
Telekomunikacja Polska	528,137	5,315,785			95,375,756
		17,799,790	South Korea—14.7%
Russia—6.8%			CJ Home Shopping	14,370	875,526
Cherepovets MK Severstal, GDR	28,350 [b]	477,698	Daehan Steel	13,140	793,312
Gazprom, ADR	1,038,630	40,506,570	Dongbu Insurance	23,430	656,466
LUKOIL, ADR	342,350	25,436,605	Hana Financial Group	146,475	5,160,988
MMC Norilsk Nickel, ADR	286,800	5,666,136	Hanwha Chemical	456,313	4,297,476
Mobile Telesystems, ADR	16,780	1,141,040	Honam Petrochemical	13,378	792,638
Surgutneftegaz, ADR	236,900	1,705,680	Hyundai Department Store	9,560	780,119
VTB Bank, GDR	496,600 [b]	2,775,994	Hyundai Marine
		77,709,723	& Fire Insurance	51,290	847,511
South Africa—8.3%			Hyundai Mobis	78,792	6,544,638
ABSA Group	46,000	650,723	Hyundai Motor	117,779	7,682,423
AngloGold Ashanti, ADR	478,818	12,889,781	Kookmin Bank	357,299	19,602,372
ArcelorMittal South Africa	61,587	1,456,166	Korea Electric Power	392,425	11,868,688
Aspen Pharmacare Holdings	83,765 [a]	508,738	KT	40,250	1,647,942
Aveng	194,201	1,670,166	KT & G	9,553	803,016
Bidvest Group	346,892	5,137,472	KT, ADR	442,840	9,016,222
FirstRand	4,456,100	9,505,575	Kumho Tire	708,580	5,333,417
Gold Fields, ADR	494,970	4,504,227	LG	35,683	2,037,091
JD Group	837,168	3,273,629	LG Chem	8,525	737,445
Metropolitan Holdings	422,000	701,734	LG Fashion	35,270	923,947

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

South Korea (continued)			Taiwan (continued)
LG Telecom	71,720	626,022	Yageo	18,818,960	5,573,853
Lotte Shopping	31,793	8,637,339			106,946,813
Nong Shim	10,184	2,047,381	Thailand—3.4%
POSCO	31,184	13,398,637	Bangkok Bank	733,600	2,493,227
POSCO, ADR	22,950	2,457,945	Charoen Pokphand Foods	52,068,200	5,885,165
S-Oil	69,657	4,129,433	Electricity Generating	319,900	690,414
Samsung Electronics	62,017	29,126,404	Kasikornbank	3,779,900	7,740,014
Shinhan Financial Group	213,262	9,759,328	Krung Thai Bank	37,705,900	8,324,691
SK Telecom, ADR	906,870	18,500,148	PTT	146,000	1,127,618
Woori Finance Holdings	64,860	852,035	Siam Cement	1,384,700	6,795,026
		169,935,909	Thai Airways International	5,658,700	2,389,970
Taiwan—9.3%			Thai Union Frozen Products	5,910,100	3,195,937
Acer	470,000	937,298	Total Access Communications	468,700	561,711
China Motor	4,611,413	2,701,824			39,203,773
Chinatrust Financial Holding	10,814,458	6,947,575	Turkey—2.1%
Compal Electronics	14,387,011	12,860,073	Haci Omer Sabanci Holding	275,897	1,164,515
First Financial Holding	5,102,622	3,842,695	Selcuk Ecza Deposu
Gigabyte Technology	1,196,000	827,120	Ticaret ve Sanayi	814,594	1,134,628
Mega Financial Holding	10,479,000	6,578,332	Trakya Cam Sanayii	230,118 [a]	314,698
Nan Ya Printed Circuit Board	1,029,971	4,803,832	Tupras Turkiye Petrol Rafine	52,700	1,245,653
Nien Hsing Textile	1,846,000	707,493	Turk Sise ve Cam Fabrikalari	3,938,103 [a]	5,352,310
Polaris Securities	1,395,080	644,923	Turkcell Iletisim Hizmet	496,350	3,331,067
Powerchip Semiconductor	14,188,393 [a]	2,492,468	Turkcell Iletisim Hizmet, ADR	63,460	1,050,263
Powertech Technology	481,700	1,489,791	Turkiye Garanti Bankasi	1,170,770 [a]	3,518,438
Quanta Computer	11,393,902	17,092,232	Turkiye Is Bankasi, Cl. C	1,392,879	6,702,187
SinoPac Financial Holdings	31,900,225	11,086,794			23,813,759
Taiwan Mobile	504,999	906,263	United Kingdom—.1%
Taiwan Semiconductor			JKX Oil & Gas	141,030	1,115,715
Manufacturing	5,104,615	9,444,507	United States—.2%
Taiwan Semiconductor			iShares MSCI Emerging
Manufacturing, ADR	430,756	4,182,641	Markets Index Fund	51,000 [c]	2,045,100
Tong Yang Industry	912,649	643,830	Total Common Stocks
United Microelectronics	31,497,397	13,183,269	(cost $1,147,858,242)	1,070,665,973

The Funds 51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)

Preferred Stocks—3.0%	Shares	Value ($)	Other Investment—.9%	Shares	Value ($)

Brazil			Registered Investment Company;
Banco Bradesco	45,500	836,028	Dreyfus Institutional Preferred
Braskem, Cl. A	902,700	6,468,427	Plus Money Market Fund
Centrais Eletricas Brasileiras, Cl. B	162,409	2,494,921	(cost $10,100,000)	10,100,000 [d]	10,100,000

Cia de Tecidos do Norte			Investment of Cash Collateral
de Minas—Coteminas	1,204,160 [a]	4,691,053	for Securities Loaned—.1%

Cia Energetica de Minas Gerais	247,994	5,353,932
			Registered Investment Company;
Cia Paranaense de Energia, Cl. B	92,100	1,582,086
			Dreyfus Institutional Cash
Cia Vale do Rio Doce, Cl. A	159,900	3,727,730
			Advantage Plus Fund
Petroleo Brasileiro	236,800	5,070,135	(cost $731,808)	731,808 [d]	731,808

Tele Norte Leste Participacoes	48,900	1,138,500
Telemig Celular Participacoes	76,851	1,961,351	Total Investments
Usinas Siderurgicas			(cost $1,187,365,382)	97.2%	1,116,030,864
de Minas Gerais, Cl. A	34,450	1,208,920	Cash and Receivables (Net)	2.8%	32,302,092
Total Preferred Stocks
(cost $28,675,332)		34,533,083	Net Assets	100.0%	1,148,332,956

ADR—American Depository Receipts GDR—Global Depository Receipts

a Non-income producing security. b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2008, these securities amounted to $17,260,007 or 1.5% of net assets. c All or a portion of this security is on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $698,702 and the total market value of the collateral held by the fund is $731,808. d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	20.2	Utilities	6.0
Energy	17.0	Consumer Staples	5.2
Materials	10.9	Health Care	1.4
Information Technology	10.4	Money Market Investments	.9
Telecommunication Services	10.2	Exchange Traded Funds	.2
Consumer Discretionary	8.8
Industrial	6.0		97.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Balanced Fund

Common Stocks—38.0%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—3.3%			Energy (continued)
Darden Restaurants	23,225	680,260	Valero Energy	10,820	376,103
Family Dollar Stores	58,550 [a]	1,459,066	Williams	29,370	907,239
Gap	56,980	1,108,261	XTO Energy	31,620	1,593,964
McDonald’s	27,890	1,730,575			15,004,017
Newell Rubbermaid	36,880	667,528	Financial—5.6%
News, Cl. B	80,160	1,151,098	Bank of America	62,421	1,943,790
Omnicom Group	29,020	1,230,158	Chubb	35,530	1,705,795
Ross Stores	33,990	1,366,738	Citigroup	64,266	1,220,411
TJX Cos.	34,860	1,263,326	Discover Financial Services	39,600	651,420
		10,657,010	Goldman Sachs Group	13,130	2,152,926
Consumer Staples—4.0%			JPMorgan Chase & Co.	78,412	3,018,078
Coca-Cola Enterprises	47,920	817,994	MetLife	36,700	1,989,140
Colgate-Palmolive	25,470	1,936,484	Morgan Stanley	19,990	816,192
CVS Caremark	55,600	2,034,960	PNC Financial Services Group	17,170	1,235,382
Estee Lauder, Cl. A	28,630	1,424,915	U.S. Bancorp	40,780	1,299,251
Kroger	39,350	1,086,847	Wachovia	23,560 [a]	374,368
Molson Coors Brewing, Cl. B	14,600	695,690	Wells Fargo & Co.	54,940	1,663,034
PepsiCo	14,430	988,166			18,069,787
Philip Morris International	40,200	2,158,740	Health Care—4.9%
Procter & Gamble	1	70	Aetna	17,120	738,557
Wal-Mart Stores	31,900	1,884,333	Baxter International	26,670	1,807,159
		13,028,199	Becton, Dickinson & Co.	9,470	827,489
Energy—4.7%			Covidien	15,652	846,303
Anadarko Petroleum	13,350	824,096	Hospira	27,630 [b]	1,115,147
Chevron	29,950	2,585,284	Johnson & Johnson	34,460	2,427,018
ConocoPhillips	38,610	3,185,711	Laboratory Corp.
ENSCO International	20,620 [a]	1,397,624	of America Holdings	11,000 [a,b]	804,650
Hess	17,390	1,820,907	Medtronic	20,930	1,142,778
Marathon Oil	26,800	1,207,876	Pfizer	94,490	1,805,704
National Oilwell Varco	14,990 [b]	1,105,213	Schering-Plough	47,050	912,770

The Funds 53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Balanced Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Information Technology (continued)
St. Jude Medical	17,680 [b]	810,274	Intel	111,860	2,558,238
Thermo Fisher Scientific	27,990 [b]	1,695,074	McAfee	18,880 [b]	746,893
Wyeth	20,130	871,226	Microsoft	103,600	2,827,244
		15,804,149	Nokia, ADR	36,800	926,256
Industrial—4.2%			Nortel Networks	4,808 [b]	28,992
Cooper Industries, Cl. A	13,030	620,749	Oracle	64,710 [b]	1,419,090
Eaton	13,170	963,781	QUALCOMM	16,060	845,559
Emerson Electric	27,450	1,284,660	Research In Motion	9,870 [b]	1,200,192
General Electric	66,320	1,863,592	Visa, Cl. A	13,750	1,043,625
Goodrich	16,060	823,075	Yahoo!	26,860 [b]	520,547
L-3 Communications Holdings	17,170	1,784,650			24,849,995
Lockheed Martin	12,900	1,502,076	Materials—1.3%
Terex	22,990 [b]	1,156,167	Air Products & Chemicals	14,230	1,307,026
Textron	25,260	1,038,186	Cia Vale do Rio Doce, ADR	50,360	1,337,058
Tyco International	40,122	1,720,431	Freeport-McMoRan Copper & Gold	7,650	683,298
United Technologies	9,810	643,438	Mosaic	6,730	718,360
		13,400,805			4,045,742
Information Technology—7.7%			Telecommunication
			Services—1.0%
Accenture, Cl. A	19,480	805,693
			AT & T	79,437	2,541,189
Adobe Systems	27,910 [b]	1,195,385
			Sprint Nextel	91,652	799,205
Akamai Technologies	37,240 [a,b]	852,796
					3,340,394
Alliance Data Systems	21,050 [a,b]	1,352,252	Utilities—1.3%
Amphenol, Cl. A	15,740	747,965	Exelon	20,510	1,557,940
Apple	16,390 [b]	2,778,597	Sempra Energy	47,120	2,729,190
Cisco Systems	125,890 [b]	3,027,655			4,287,130
Dell	55,610 [b]	1,208,405	Total Common Stocks
Global Payments	15,860	764,611	(cost $108,533,449)		122,487,228

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes—41.4%	Rate (%)	Date	Amount ($)	Value ($)

Asset—Backed Ctfs.—.3%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	685,000	686,507
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	218,109	218,653
				905,160
Asset-Backed Ctfs./Auto Receivables—1.4%
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	860,000	833,101
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	207,006	207,798
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	440,000	443,821
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	955,000	960,995
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	495,000	480,210
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	550,000	551,969
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	1,145,000	1,137,334
				4,615,228
Commercial Mortgage Pass-Through Ctfs.—.7%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	455,000	436,949
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	660,000 [c]	638,458
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	705,000	678,845
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	395,000	380,123
				2,134,375
Diversified Financial Services—3.6%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/18	1,075,000	1,031,744
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	400,000 [d]	395,840
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	455,000 [d]	450,268
AXA Financial, Unscd. Notes	7.75	8/1/10	840,000	879,510
Bank of America, Sub. Notes	5.49	3/15/19	1,000,000	893,707
Blackrock, Sr. Unsub. Notes	6.25	9/15/17	710,000	698,535
CIT Group, Sr. Unscd. Notes	5.40	3/7/13	600,000	454,552
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	470,000	442,723
Countrywide Home Loan, Gtd. Notes, Ser. K	5.63	7/15/09	430,000	420,479
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	220,000	217,835
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	600,000	529,461
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	420,000	400,950
HSBC Holdings, Sub. Notes	6.50	9/15/37	500,000	457,327
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	855,000	782,124
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	680,000	734,284

The Funds 55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	750,000	744,808
Morgan Stanley, Sub. Notes	4.75	4/1/14	1,185,000	1,041,691
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	900,000	900,632
				11,476,470
Food & Beverages—.4%
Diageo Finance, Gtd. Notes	5.50	4/1/13	590,000	604,705
Pepsico, Unscd. Notes	5.00	6/1/18	730,000	724,936
				1,329,641
Foreign/Governmental—.5%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	580,000	672,959
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	825,000 [a]	834,900
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	185,000	198,875
				1,706,734
Health Care—.2%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	545,000	553,087
Industrials—1.1%
CRH America, Gtd. Notes	5.30	10/15/13	615,000	569,612
Devon Financing, Gtd. Notes	6.88	9/30/11	600,000	637,852
Emerson Electric, Sr. Unscd. Notes	4.75	10/15/15	670,000	665,002
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	1,080,000	1,051,719
United Technologies, Notes	6.13	7/15/38	720,000	725,830
				3,650,015
Lodging & Entertainment—.5%
Seminole Tribe of Florida, Notes	5.80	10/1/13	1,460,000 [d]	1,470,811
Media & Telecommunications—1.8%
AT&T, Sr. Unscd. Notes	6.50	9/1/37	420,000	405,521
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	600,000	607,121
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	800,000	814,094
Comcast, Gtd. Notes	5.90	3/15/16	1,045,000	1,022,717
News America Holdings, Gtd. Debs.	7.60	10/11/15	665,000	739,550
News America, Gtd. Notes	6.15	3/1/37	350,000	317,661
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	695,000	719,106
Time Warner Cable, Gtd. Debs	7.30	7/1/38	385,000	388,034
Time Warner, Gtd. Debs	6.50	11/15/36	315,000	279,123
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	615,000	589,242
				5,882,169
Real Estate—.5%
ERP Operating, Sr. Unscd. Notes	6.95	3/2/11	750,000	767,566
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	750,000	742,448
				1,510,014

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage Pass-Through Ctfs.—.3%
WaMu Mortgage Pass Through
Certificates, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	128,197	119,386
WaMu Mortgage Pass Through
Certificates, Ser. 2004-AR9, Cl. A6	4.13	8/25/34	845,000 [c]	826,743
				946,129
Retail—.4%
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	1,105,000	1,134,949
Technology—.8%
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	650,000 [a]	717,860
Intuit, Sr. Unscd. Notes	5.40	3/15/12	710,000	707,886
Oracle, Sr. Unscd. Notes	5.75	4/15/18	1,065,000	1,069,991
				2,495,737
U.S. Government Agencies—3.0%
Federal Farm Credit Banks, Bonds	3.88	8/25/11	430,000	434,268
Federal Farm Credit Banks, Bonds	5.25	9/13/10	635,000	660,063
Federal Home Loan Banks, Bonds	5.33	3/6/12	355,000	358,725
Federal Home Loan Banks, Bonds	5.65	4/20/22	1,175,000	1,192,538
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	440,000 [i]	442,573
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	700,000 [i]	705,931
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	850,000 [i]	850,000
Federal Home Loan Mortgage Corp., Notes	5.50	3/22/22	660,000 [i]	661,368
Federal Home Loan Mortgage Corp., Notes	5.90	6/15/22	1,175,000 [i]	1,194,230
Federal National Mortgage Association, Notes	5.25	3/5/14	2,030,000 [i]	2,068,320
Federal National Mortgage Association, Notes	5.38	4/11/22	1,010,000 [i]	1,008,197
				9,576,213
U.S. Government Agencies/Mortgage-Backed—15.8%
Federal Home Loan Mortgage Corp.:
4.50%, 3/1/21			553,546 [i]	542,063
5.00%, 10/1/18			777,007 [i]	778,979
5.00%, 6/1/28—7/1/28			1,389,130 [e,i]	1,353,429
5.07%, 10/1/35			855,606 [c,i]	857,598
5.50%, 3/1/35—12/1/37			3,623,846 [i]	3,580,557
5.77%, 4/1/37			1,182,869 [c,i]	1,205,974
6.00%, 5/1/37—12/1/37			3,437,668 [i]	3,469,471
7.00%, 8/1/29—8/1/36			347,733 [i]	364,476
Federal National Mortgage Association:
4.50%, 1/1/36			1,142,787 [i]	1,067,102
4.58%, 3/1/35			282,340 [c,i]	280,443
4.92%, 9/1/35			932,188 [c,i]	931,669
4.99%, 10/1/35			751,719 [c,i]	752,508
5.50%, 7/1/35—3/1/38			10,338,716 [i]	10,239,244
5.71%, 4/1/37			1,095,793 [c,i]	1,114,481
5.97%, 5/1/37			1,176,899 [c,i]	1,191,237

The Funds 57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
6.00%, 4/1/33—6/1/38			6,141,061 [i]	6,217,279
6.01%, 8/1/37			1,868,710 [c,i]	1,887,356
6.50%, 10/1/36—4/1/38			4,575,901 [i]	4,711,965
7.00%, 6/1/32			114,966 [i]	121,192
7.50%, 7/1/32			100,852 [i]	108,283
Government National Mortgage Association I:
5.00%, 11/15/34—4/15/38			5,851,768	5,724,538
5.50%, 2/15/36			815,274	815,842
6.00%, 10/15/08—7/15/34			1,498,362	1,525,661
6.50%, 4/15/38			888,667	917,233
6.50%, 8/15/38			1,295,000 [e]	1,336,628
7.00%, 5/15/23—11/15/23			232,353	247,891
9.00%, 12/15/09			16,943	17,036
				51,360,135
U.S. Government Securities—10.1%
U.S. Treasury Bonds	4.50	2/15/36	2,600,000 [a]	2,626,814
U.S. Treasury Inflation Protected Securities:
Bonds	2.38	1/15/27	1,404,233 [a,f]	1,453,383
Notes	1.38	7/15/18	1,110,407 [f]	1,082,648
Notes	2.38	1/15/17	1,404,233 [a,f]	1,490,682
U.S. Treasury Notes	3.88	5/15/18	260,000 [a]	261,605
U.S. Treasury Notes	4.00	11/15/12	4,550,000 [a]	4,755,464
U.S. Treasury Notes	4.25	8/15/13	2,550,000 [a]	2,687,861
U.S. Treasury Notes	4.25	11/15/13	1,440,000	1,519,875
U.S. Treasury Notes	4.50	5/15/17	2,790,000 [a]	2,955,221
U.S. Treasury Notes	4.63	8/31/11	5,875,000 [a]	6,215,568
U.S. Treasury Notes	4.63	2/29/12	4,375,000 [a]	4,645,708
U.S. Treasury Notes	5.13	5/15/16	2,530,000 [a]	2,801,383
				32,496,212
Total Bonds and Notes
(cost $132,559,706)				133,243,079

BNY Mellon Balanced Fund (continued)

			Investment of Cash Collateral
Other Investments—20.9%	Shares	Value ($)	for Securities Loaned—8.0%	Shares	Value ($)

Registered Investment Company:			Registered Investment Company;
BNY Mellon Emerging Markets Fund	631,848 [g]	10,671,915	Dreyfus Institutional Cash
BNY Mellon International Fund	2,145,525 [g]	26,003,762	Advantage Plus Fund
BNY Mellon Mid Cap Stock Fund	1,778,219 [g]	19,756,015	(cost $25,947,684)	25,947,684 [h]	25,947,684

BNY Mellon Small Cap Stock Fund	851,760 [g]	9,744,139	Total Investments
Dreyfus Institutional Preferred			(cost $342,767,757)	108.3%	349,173,822
Plus Money Market Fund	1,320,000 [h]	1,320,000
			Liabilities, Less Cash and Receivables	(8.3%)	(26,816,789)
Total Other Investment
(cost $75,726,918)		67,495,831	Net Assets	100.0%	322,357,033

ADR—American Depository Receipts

a All or a portion of these securities are on loan.At August 31, 2008, the total market value of the fund’s securities on loan is $31,866,391 and the total market value of the collateral held by the fund is $32,987,772, consisting of cash collateral of $25,947,684, U.S. Government and Agency securities valued at $5,881,882, and Letters of Credit valued at $1,158,206. b Non-income producing security. c Variable rate security—interest rate subject to periodic change. d Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2008, these securities amounted to $2,316,919 or 0.7% of net assets. e Purchased on a delayed delivery basis. f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index. g Investment in affiliated mutual fund. h Investment in affiliated money market mutual fund. i On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	28.9	Consumer Staples	4.0
Affiliated Mutual Funds	20.5	Consumer Discretionary	3.3
Corporate Bonds	9.3	Asset/Mortgage-Backed	2.7
Money Market Investment	8.4	Materials	1.3
Information Technology	7.7	Utilities	1.3
Financial	5.6	Telecommunication Services	1.0
Health Care	4.9	Foreign/Governmental	.5
Energy	4.7
Industrial	4.2		108.3

† Based on net assets.
See notes to financial statements.

The Funds 59

STATEMENTS OF ASSETS AND LIABILITIES August 31, 2008

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,714,758,219	199,965,358	1,537,377,794	629,465,942
Affiliated issuers	117,345,866	3,634,033	340,962,409	232,058,982
Cash	—	—	660,714	195,912
Receivable for investment securities sold	—	5,129,832	14,139,883	—
Dividends and interest receivable	3,328,444	480,120	1,414,627	701,647
Receivable for shares of Beneficial Interest subscribed	825,503	140,512	359,532	181,759
Prepaid expenses	21,446	17,062	42,164	19,198
	1,836,279,478	209,366,917	1,894,957,123	862,623,440

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	1,002,759	121,895	1,044,493	475,091
Due to Administrator—Note 4(a)	191,030	22,067	170,450	69,211
Cash overdraft due to Custodian	978,546	642,740	—	—
Liability for securities on loan—Note 2(b)	72,855,866	3,634,033	301,987,409	224,626,982
Payable for investment securities purchased	—	3,883,682	19,389,103	—
Outstanding options written, at value (premiums received
$74,187)—See Statement of Options Written—Note 5	—	43,900	—	—
Payable for shares of Beneficial Interest redeemed	676,949	210,238	1,288,462	495,307
Interest payable—Note 3	—	198	—	—
Accrued expenses	57,624	34,241	67,405	42,889
	75,762,774	8,592,994	323,947,322	225,709,480

Net Assets ($)	1,760,516,704	200,773,923	1,571,009,801	636,913,960

Composition of Net Assets ($):
Paid-in capital	1,543,725,101	172,276,295	1,475,848,059	637,100,914
Accumulated undistributed investment income—net	415,237	226,968	2,869,184	1,563,336
Accumulated net realized gain (loss) on investments	16,689,280	15,645,891	(610,789)	(21,323,917)
Accumulated net unrealized appreciation
(depreciation) on investments	199,687,086	—	92,903,347	19,573,627
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions	—	12,624,769	—	—

Net Assets ($)	1,760,516,704	200,773,923	1,571,009,801	636,913,960

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,750,687,774	199,367,326	1,540,820,630	633,118,472
Shares Outstanding	199,623,872	27,617,605	138,700,503	55,361,696
Net Asset Value Per Share ($)	8.77	7.22	11.11	11.44

Investor Shares
Net Assets ($)	9,828,930	1,406,597	28,520,063	3,795,488
Shares Outstanding	1,118,993	193,398	2,592,567	341,512
Net Asset Value Per Share ($)	8.78	7.27	11.00	11.11

Dreyfus Premier Shares
Net Assets ($)	—	—	1,669,108	—
Shares Outstanding	—	—	160,460	—
Net Asset Value Per Share ($)	—	—	10.40	—

† Investments at cost ($):
Unaffiliated issuers	1,515,071,133	187,370,876	1,444,474,447	609,892,315
Affiliated issuers	117,345,866	3,634,033	340,962,409	232,058,982
††Value of securities on loan ($)	92,203,044	4,963,993	291,681,273	217,646,055

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	230,819,026	1,962,668,222	1,105,199,056	255,730,307
Affiliated issuers	10,723,000	13,500,000	10,831,808	93,443,515
Cash	—	4,960,216	7,827,757	—
Cash denominated in foreign currencies†††	—	17,502,935	24,248,933	—
Receivable for investment securities sold	—	6,861,696	6,413,523	2,499,264
Receivable for shares of Beneficial Interest subscribed	60,900	654,025	264,350	15,000
Paydowns receivable	—	—	—	20,579
Unrealized appreciation on foreign currency
exchange contracts—Note 2(e)	—	8,099	22,216	—
Dividends and interest receivable	418,759	7,284,790	4,731,622	1,696,869
Prepaid expenses	31,850	14,821	21,183	13,333
	242,053,535	2,013,454,804	1,159,560,448	353,418,867

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	126,783	1,268,215	2,165,137	134,980
Due to Administrator—Note 4(a)	19,405	221,452	128,163	27,684
Due to Broker	104,900	—	—	—
Cash overdraft due to Custodian	4,291,050	—	—	640,467
Securities sold short, at value (proceeds $55,451,421)
—See Statement of Securities Sold Short	53,648,713	—	—	—
Payable to brokers for proceeds
on securities sold short	1,677,306	—	—	—
Payable for investment securities purchased	1,132,619	1,258,964	7,235,973	4,213,645
Payable for shares of Beneficial Interest redeemed	91,120	1,680,858	904,130	36,949
Liability for securities on loan—Note 2(b)	—	—	731,808	25,947,684
Dividends payable on securities sold short	82,830	—	—	—
Unrealized depreciation on foreign currency
exchange contracts—Note 2(e)	—	2,936	11,698	—
Accrued expenses	62,162	88,965	50,583	60,425
	61,236,888	4,521,390	11,227,492	31,061,834

Net Assets ($)	180,816,647	2,008,933,414	1,148,332,956	322,357,033

The Funds 61

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Composition of Net Assets ($):
Paid-in capital	197,035,332	2,280,552,405	963,319,026	298,768,721
Accumulated undistributed
investment income—net	657,459	50,952,391	19,948,412	3,772,082
Accumulated net realized gain (loss) on investments	(12,296,241)	43,886,616	236,828,087	13,410,165
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	6,406,065
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions	—	(366,457,998)	(71,762,569)	—
Accumulated net unrealized appreciation (depreciation)
on investments and securities sold short	(4,579,903)	—	—	—

Net Assets ($)	180,816,647	2,008,933,414	1,148,332,956	322,357,033

Net Asset Value Per Share
Class M Shares
Net Assets ($)	180,803,287	2,002,306,712	1,141,145,586	317,545,048
Shares Outstanding	15,867,401	165,280,202	67,557,358	29,060,305
Net Asset Value Per Share ($)	11.39	12.11	16.89	10.93

Investor Shares
Net Assets ($)	13,360	6,626,702	7,187,370	4,811,985
Shares Outstanding	1,176	521,896	421,450	438,169
Net Asset Value Per Share ($)	11.36	12.70	17.05	10.98

† Investments at cost ($):
Unaffiliated issuers	237,201,637	2,328,956,262	1,176,533,574	241,093,155
Affiliated issuers	10,723,000	13,500,000	10,831,808	101,674,602
†† Value of securities on loan ($)	—	—	698,702	31,866,391
††† Cash denominated in foreign currencies (cost) ($)	—	17,596,091	24,678,925	—

See notes to financial statements.

STATEMENTS OF OPERATIONS Year Ended August 31, 2008

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Investment Income ($):
Income:
Cash dividends (net of $75,778, $6,274 and $2,112
foreign taxes withheld at source for BNY Mellon Large
Cap Stock Fund, BNY Mellon Mid Cap Stock Fund and
BNY Mellon Small Cap Stock Fund, respectively):
Unaffiliated issuers	35,626,608	7,936,040	16,924,342	6,111,176
Affiliated issuers	950,512	7,707	890,119	912,535
Income from securities lending	312,120	26,701	1,875,675	1,183,322
Total Income	36,889,240	7,970,448	19,690,136	8,207,033
Expenses:
Investment advisory fees—Note 4(a)	12,305,522	1,916,329	12,489,757	5,442,837
Administration fees—Note 4(a)	2,412,711	375,506	2,122,210	816,080
Custodian fees—Note 4(c)	149,583	33,316	123,309	64,242
Trustees’ fees and expenses—Note 4(d)	64,693	11,343	62,437	24,532
Auditing fees	30,947	17,025	32,065	30,437
Shareholder servicing costs—Note 4(c)	30,209	4,244	136,360	15,178
Registration fees	27,321	25,699	44,791	27,298
Legal fees	21,406	5,333	23,107	7,969
Prospectus and shareholders’ reports	8,310	4,661	42,624	15,245
Interest expense—Note 3	7,421	63,294	—	—
Distribution fees—Note 4(b)	—	—	19,379	—
Miscellaneous	38,330	16,479	37,315	24,668
Total Expenses	15,096,453	2,473,229	15,133,354	6,468,486
Less—reduction in fees due to
earnings credits—Note 2(b)	(1,211)	(250)	(26,920)	(11,406)
Net Expenses	15,095,242	2,472,979	15,106,434	6,457,080
Investment Income—Net	21,793,998	5,497,469	4,583,702	1,749,953

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	42,707,422	23,402,453	49,153,737	(10,963,249)
Net realized gain (loss) on options transactions	—	250,560	—	—
Net Realized Gain (Loss)	42,707,422	23,653,013	49,153,737	(10,963,249)
Net unrealized appreciation
(depreciation) on investments	(255,434,623)	—	(138,222,392)	(48,570,551)
Net unrealized appreciation (depreciation)
on investments and options transactions	—	(66,771,228)	—	—
Net Realized and Unrealized
Gain (Loss) on Investments	(212,727,201)	(43,118,215)	(89,068,655)	(59,533,800)
Net (Decrease) in Net Assets
Resulting from Operations	(190,933,203)	(37,620,746)	(84,484,953)	(57,783,847)
See notes to financial statements.

The Funds 63

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $7,319,295, $4,567,521 and
$5,635 foreign taxes withheld at source for BNY Mellon
International Fund, BNY Mellon Emerging Markets Fund
and BNY Mellon Balanced Fund, respectively):
Unaffiliated issuers	3,147,495	78,696,072	36,304,382	3,239,865
Affiliated issuers	23,726	1,162,955	418,080	68,926
Interest	—	327,138	111,361	7,305,474
Income from securities lending	—	—	19,920	160,109
Total Income	3,171,221	80,186,165	36,853,743	10,774,374
Expenses:
Investment advisory fees—Note 4(a)	885,522	20,746,942	16,102,369	1,529,969
Interest expense—Note 3	1,008,611	48,509	20,042	376
Dividends on securities sold short	389,818	—	—	—
Administration fees—Note 4(a)	141,232	3,109,931	1,784,118	345,402
Custodian fees—Note 4(c)	70,966	2,566,485	3,279,344	39,353
Legal fees	57,287	42,045	20,797	2,058
Registration fees	47,257	27,723	29,052	27,777
Auditing fees	21,147	33,086	39,355	31,510
Prospectus and shareholders’ reports	16,031	10,051	10,543	11,005
Trustees’ fees and expenses—Note 4(d)	2,552	101,331	56,703	13,329
Shareholder servicing costs—Note 4(c)	185	29,914	28,965	11,596
Miscellaneous	6,920	90,966	49,295	26,318
Total Expenses	2,647,528	26,806,983	21,420,583	2,038,693
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(64,823)	(814,495)	—	—
Less—reduction in fees due to earnings credits—Note 2(b)	(57,258)	(45,009)	(55,237)	(239)
Net Expenses	2,525,447	25,947,479	21,365,346	2,038,454
Investment Income—Net	645,774	54,238,686	15,488,397	8,735,920

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	—	—	—	5,311,598
Net realized gain distributions from affiliated issuers	—	—	—	13,125,231
Net realized gain (loss) on investments
and foreign currency transactions	—	94,198,906	332,258,470	—
Net realized gain (loss) on foreign
currency exchange contracts	—	1,179,310	(1,158,872)	—
Net realized gain (loss) on investments:
Long transactions	(12,390,332)	—	—	—
Short sale transactions	158,733	—	—	—
Net Realized Gain (Loss)	(12,231,599)	95,378,216	331,099,598	18,436,829
Net unrealized appreciation
(depreciation) on investments	—	—	—	(40,618,563)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	—	(603,850,995)	(442,376,656)	—
Net unrealized appreciation (depreciation)
on investments and securities sold short	(5,136,786)	—	—	—
Net Realized and Unrealized
Gain (Loss) on Investments	(17,368,385)	(508,472,779)	(111,277,058)	(22,181,734)
Net (Decrease) in Net Assets
Resulting from Operations	(16,722,611)	(454,234,093)	(95,788,661)	(13,445,814)

See notes to financial statements.

The Funds 65

STATEMENT OF CASH FLOWS

Year Ended August 31, 2008

BNY Mellon U.S. Core Equity 130/30 Fund

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(450,777,698)
Proceed from sales of portfolio securities	221,631,171
Proceeds from securities sold short	51,194,981
Dividends received	2,791,417
Interest paid	(1,328,373)
Operating expenses paid	(254,464)
Paid from The Dreyfus Corporation	(676,415)	(177,419,381)

Cash Flows from Financing Activities ($):
Net beneficial interest transactions		171,655,691
Cash at beginning of period		1,472,640
Cash at end of period		(4,291,050)

Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Decrease in Net Assets Resulting From Operations		(16,722,611)

Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(450,777,698)
Proceeds from sales of portfolio securities		221,631,171
Proceeds from securities sold short		51,194,981
Increase in dividends payable on securities
sold short and loan commitment fees		70,056
Increase in accrued operating expenses		52,132
Decrease in prepaid expenses		(277)
Increase in Due to The Dreyfus Corporation		144,284
Net realized gains on investments		12,231,599
Net unrealized depreciation on investments		5,136,786
Decrease in dividends and income receivable		(379,804)
Net Cash Used by Operating Activities		(177,419,381)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Income Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007	2008	2007

Operations ($):
Investment income—net	21,793,998	14,690,077	5,497,469	7,960,738
Net realized gain (loss) on investments	42,707,422	289,295,291	23,653,013	64,683,917
Net unrealized appreciation (depreciation) on investments	(255,434,623)	(28,034,523)	(66,771,228)	(21,599,065)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(190,933,203)	275,950,845	(37,620,746)	51,045,590

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(21,697,143)	(14,513,891)	(5,380,112)	(7,708,280)
Investor Shares	(102,171)	(52,457)	(24,312)	(25,719)
Net realized gain on investments:
Class M Shares	(292,549,129)	(42,915,907)	(68,094,883)	(35,419,719)
Investor Shares	(1,786,575)	(216,079)	(355,903)	(127,542)
Total Dividends	(316,135,018)	(57,698,334)	(73,855,210)	(43,281,260)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	348,280,071	226,642,767	14,558,053	76,012,981
Investor Shares	6,025,431	6,833,158	959,671	410,294
Dividends reinvested:
Class M Shares	219,092,628	33,600,082	45,986,015	24,078,831
Investor Shares	1,629,824	240,358	343,443	135,866
Cost of shares redeemed:
Class M Shares	(283,003,054)	(273,005,675)	(165,171,342)	(114,219,942)
Investor Shares	(6,626,069)	(4,111,344)	(1,011,025)	(331,362)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	285,398,831	(9,800,654)	(104,335,185)	(13,913,332)
Total Increase (Decrease) in Net Assets	(221,669,390)	208,451,857	(215,811,141)	(6,149,002)

Net Assets ($):
Beginning of Period	1,982,186,094	1,773,734,237	416,585,064	422,734,066
End of Period	1,760,516,704	1,982,186,094	200,773,923	416,585,064
Undistributed investment income—net	415,237	440,468	226,968	146,199

Capital Share Transactions (Shares):
Class M Shares
Shares sold	35,913,810	20,318,937	1,733,256	7,139,757
Shares issued for dividends reinvested	21,978,940	3,073,298	5,484,101	2,326,716
Shares redeemed	(28,751,330)	(24,279,996)	(18,698,275)	(10,762,331)
Net Increase (Decrease) in Shares Outstanding	29,141,420	(887,761)	(11,480,918)	(1,295,858)

Investor Shares
Shares sold	579,957	611,162	104,995	38,623
Shares issued for dividends reinvested	164,416	21,855	40,671	12,989
Shares redeemed	(635,660)	(361,527)	(113,307)	(30,537)
Net Increase (Decrease) in Shares Outstanding	108,713	271,490	32,359	21,075
See notes to financial statements.

The Funds 67

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007	2008	2007

Operations ($):
Investment income—net	4,583,702	6,990,751	1,749,953	108,639
Net realized gain (loss) on investments	49,153,737	267,156,006	(10,963,249)	111,126,355
Net unrealized appreciation (depreciation) on investments	(138,222,392)	(13,565,718)	(48,570,551)	(31,334,249)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(84,484,953)	260,581,039	(57,783,847)	79,900,745

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,706,351)	(7,932,371)	—	—
Investor Shares	—	(86,011)	—	—
Net realized gain on investments:
Class M Shares	(290,742,198)	(234,597,218)	(93,553,168)	(95,370,568)
Investor Shares	(6,187,293)	(4,769,554)	(779,053)	(978,502)
Dreyfus Premier Shares	(585,373)	(828,723)	—	—
Total Dividends	(302,221,215)	(248,213,877)	(94,332,221)	(96,349,070)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	358,126,989	281,940,037	215,247,987	139,163,228
Investor Shares	6,563,714	12,902,810	2,534,593	3,514,777
Dreyfus Premier Shares	21,513	25,446	—	—
Dividends reinvested:
Class M Shares	194,264,082	150,145,577	64,066,796	61,106,520
Investor Shares	5,593,861	4,570,406	715,704	810,943
Dreyfus Premier Shares	484,613	715,679	—	—
Cost of shares redeemed:
Class M Shares	(342,230,172)	(296,418,896)	(165,452,779)	(181,135,260)
Investor Shares	(10,854,203)	(12,668,316)	(3,661,275)	(5,292,529)
Dreyfus Premier Shares	(1,774,328)	(3,237,779)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	210,196,069	137,974,964	113,451,026	18,167,679
Total Increase (Decrease) in Net Assets	(176,510,099)	150,342,126	(38,665,042)	1,719,354

Net Assets ($):
Beginning of Period	1,747,519,900	1,597,177,774	675,579,002	673,859,648
End of Period	1,571,009,801	1,747,519,900	636,913,960	675,579,002
Undistributed investment income—net	2,869,184	5,455,543	1,563,336	258,045

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007	2008	2007

Capital Share Transactions:
Class M Shares
Shares sold	29,990,811	20,373,901	17,812,671	9,447,857
Shares issued for dividends reinvested	15,433,934	11,348,872	5,048,605	4,297,223
Shares redeemed	(27,138,793)	(20,747,563)	(12,720,300)	(11,874,638)
Net Increase (Decrease) in Shares Outstanding	18,285,952	10,975,210	10,140,976	1,870,442

Investor Shares[a]
Shares sold	527,609	905,663	218,973	236,350
Shares issued for dividends reinvested	448,282	347,893	57,952	57,630
Shares redeemed	(880,979)	(905,828)	(303,798)	(362,914)
Net Increase (Decrease) in Shares Outstanding	94,912	347,728	(26,873)	(68,934)

Dreyfus Premier Shares[a]
Shares sold	1,728	1,928	—	—
Shares issued for dividends reinvested	40,861	56,351	—	—
Shares redeemed	(150,984)	(238,498)	—	—
Net Increase (Decrease) in Shares Outstanding	(108,395)	(180,219)	—	—

a During the period ended August 31, 2008, 100,441 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $1,191,638 were automatically converted to 95,597 Investor shares and during the period ended August 31, 2007, 148,230 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $2,024,244 were automatically converted to 143,127 Investor shares.

See notes to financial statements.

The Funds 69

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon U.S. Core Equity 130/30 Fund		BNY Mellon International Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007[a]	2008	2007

Operations ($):
Investment income (loss)—net	645,774	(4,626)	54,238,686	43,954,152
Net realized gain (loss) on investments	(12,231,599)	(58,612)	95,378,216	361,316,981
Net unrealized appreciation (depreciation) on investments	(5,136,786)	556,883	(603,850,995)	(79,730,236)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(16,722,611)	493,645	(454,234,093)	325,540,897

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	—	—	(42,716,813)	(42,865,752)
Investor Shares	—	—	(205,294)	(135,397)
Net realized gain on investments:
Class M Shares	—	—	(345,711,591)	(297,965,799)
Investor Shares	—	—	(1,860,329)	(1,072,533)
Total Dividends	—	—	(390,494,027)	(342,039,481)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	186,351,055	25,975,600	556,922,492	499,791,572
Investor Shares	4,745	10,000	13,032,304	13,554,606
Dividends reinvested:
Class M Shares	—	—	230,869,383	194,224,145
Investor Shares	—	—	1,480,972	915,648
Cost of shares redeemed:
Class M Shares	(14,890,330)	(405,457)	(781,527,245)	(375,343,055)
Investor Shares	—	—	(17,717,637)	(10,052,185)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	171,465,470	25,580,143	3,060,269	323,090,731
Total Increase (Decrease) in Net Assets	154,742,859	26,073,788	(841,667,851)	306,592,147

Net Assets ($):
Beginning of Period	26,073,788	—	2,850,601,265	2,544,009,118
End of Period	180,816,647	26,073,788	2,008,933,414	2,850,601,265
Undistributed investment income—net	657,459	—	50,952,391	42,795,763

Capital Share Transactions (Shares):
Class M Shares
Shares sold	15,033,402	2,094,556	39,270,402	28,452,070
Shares issued for dividends reinvested	—	—	15,684,061	11,512,990
Shares redeemed	(1,228,454)	(32,103)	(51,208,464)	(21,099,016)
Net Increase (Decrease) in Shares Outstanding	13,804,948	2,062,453	3,745,999	18,866,044

Investor Shares
Shares sold	376	800	829,908	731,940
Shares issued for dividends reinvested	—	—	95,731	52,026
Shares redeemed	—	—	(1,149,216)	(541,199)
Net Increase (Decrease) in Shares Outstanding	376	800	(223,577)	242,767

a From August 1, 2007 (commencement of operations) to August 31, 2007.
See notes to financial statements.

	BNY Mellon Emerging Markets Fund		BNY Mellon Balanced Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007	2008	2007

Operations ($):
Investment income—net	15,488,397	14,989,685	8,735,920	8,161,745
Net realized gain (loss) on investments	331,099,598	298,691,541	18,436,829	34,944,176
Net unrealized appreciation (depreciation) on investments	(442,376,656)	125,896,899	(40,618,563)	(2,011,921)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(95,788,661)	439,578,125	(13,445,814)	41,094,000

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,065,738)	(11,143,002)	(10,238,937)	(8,588,393)
Investor Shares	(65,696)	(55,920)	(116,860)	(87,689)
Net realized gain on investments:
Class M Shares	(353,792,959)	(373,891,351)	(32,629,458)	(37,309,689)
Investor Shares	(2,618,833)	(2,695,847)	(387,034)	(410,941)
Total Dividends	(368,543,226)	(387,786,120)	(43,372,289)	(46,396,712)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	205,477,859	229,712,148	17,823,560	18,552,789
Investor Shares	8,072,091	8,957,255	1,685,536	2,627,739
Dividends reinvested:
Class M Shares	243,684,211	241,635,492	28,856,395	32,351,111
Investor Shares	2,132,234	2,299,129	497,307	450,228
Cost of shares redeemed:
Class M Shares	(367,680,477)	(314,129,360)	(31,106,354)	(29,698,540)
Investor Shares	(10,890,865)	(12,212,487)	(922,749)	(2,475,801)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	80,795,053	156,262,177	16,833,695	21,807,526
Total Increase (Decrease) in Net Assets	(383,536,834)	208,054,182	(39,984,408)	16,504,814

Net Assets ($):
Beginning of Period	1,531,869,790	1,323,815,608	362,341,441	345,836,627
End of Period	1,148,332,956	1,531,869,790	322,357,033	362,341,441
Undistributed investment income—net	19,948,412	12,083,750	3,772,082	2,211,763

Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,294,485	10,259,259	1,523,216	1,442,105
Shares issued for dividends reinvested	12,117,564	11,695,813	2,443,405	2,608,038
Shares redeemed	(17,134,264)	(13,164,193)	(2,647,673)	(2,286,103)
Net Increase (Decrease) in Shares Outstanding	5,277,785	8,790,879	1,318,948	1,764,040

Investor Shares
Shares sold	393,724	378,468	140,512	201,131
Shares issued for dividends reinvested	104,881	110,323	42,003	35,958
Shares redeemed	(518,065)	(525,054)	(74,207)	(189,290)
Net Increase (Decrease) in Shares Outstanding	(19,460)	(36,263)	108,308	47,799
See notes to financial statements.

The Funds 71

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

BNY Mellon Large Cap Stock Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.56	10.31	9.79	8.74	8.16
Investment Operations:
Investment income—net[a]	.11	.09	.10	.11	.07
Net realized and unrealized gain (loss) on investments	(1.05)	1.49	.52	1.05	.58
Total from Investment Operations	(.94)	1.58	.62	1.16	.65
Distributions:
Dividends from investment income—net	(.12)	(.08)	(.10)	(.11)	(.07)
Dividends from net realized gain on investments	(1.73)	(.25)	—	—	—
Total Distributions	(1.85)	(.33)	(.10)	(.11)	(.07)
Net asset value, end of period	8.77	11.56	10.31	9.79	8.74

Total Return (%)	(9.95)	15.60	6.32	13.27	7.95

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.80	.81
Ratio of net expenses to average net assets	.80[b]	.79	.80[b]	.80[b]	.81
Ratio of net investment income to average net assets	1.15	.76	.96	1.13	.77
Portfolio Turnover Rate	56.13	77.46	19.08	23.49	43.52

Net Assets, end of period ($ x 1,000)	1,750,688	1,970,482	1,766,105	1,733,531	1,545,002

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares

			Year Ended August 31,

BNY Mellon Large Cap Stock Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.58	10.33	9.82	8.76	8.16
Investment Operations:
Investment income—net[a]	.09	.06	.07	.08	.06
Net realized and unrealized gain (loss) on investments	(1.07)	1.50	.51	1.06	.58
Total from Investment Operations	(.98)	1.56	.58	1.14	.64
Distributions:
Dividends from investment income—net	(.09)	(.06)	(.07)	(.08)	(.04)
Dividends from net realized gain on investments	(1.73)	(.25)	—	—	—
Total Distributions	(1.82)	(.31)	(.07)	(.08)	(.04)
Net asset value, end of period	8.78	11.58	10.33	9.82	8.76

Total Return (%)	(10.26)	15.29	5.95	13.08	7.88

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.05	1.06	1.05	1.06
Ratio of net expenses to average net assets	1.05[b]	1.04	1.06[b]	1.05[b]	1.06
Ratio of net investment income to average net assets	.89	.51	.72	.87	.59
Portfolio Turnover Rate	56.13	77.46	19.08	23.49	43.52

Net Assets, end of period ($ x 1,000)	9,829	11,704	7,629	3,985	3,356

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 73

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

			Year Ended August 31,

BNY Mellon Income Stock Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.61	10.43	9.92	9.50	8.56
Investment Operations:
Investment income—net[a]	.16	.19	.22	.21	.16
Net realized and unrealized gain (loss) on investments	(1.35)	1.04	.75	1.27	1.09
Total from Investment Operations	(1.19)	1.23	.97	1.48	1.25
Distributions:
Dividends from investment income—net	(.16)	(.19)	(.22)	(.20)	(.17)
Dividends from net realized gain on investments	(2.04)	(.86)	(.24)	(.86)	(.14)
Total Distributions	(2.20)	(1.05)	(.46)	(1.06)	(.31)
Net asset value, end of period	7.22	10.61	10.43	9.92	9.50

Total Return (%)	(13.79)	12.11	10.00	16.23	14.68

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.81	.81	.82	.83
Ratio of net expenses to average net assets	.84[b]	.81	.81[b]	.82[b]	.83
Ratio of net investment income to average net assets	1.87	1.81	2.14	2.12	1.75
Portfolio Turnover Rate	33.02	62.06	40.75	34.61	52.47

Net Assets, end of period ($ x 1,000)	199,367	414,866	421,266	394,977	274,881

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares

			Year Ended August 31,

BNY Mellon Income Stock Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.67	10.49	9.98	9.53	8.58
Investment Operations:
Investment income—net[a]	.14	.17	.19	.18	.14
Net realized and unrealized gain (loss) on investments	(1.36)	1.04	.75	1.29	1.08
Total from Investment Operations	(1.22)	1.21	.94	1.47	1.22
Distributions:
Dividends from investment income—net	(.14)	(.17)	(.19)	(.16)	(.13)
Dividends from net realized gain on investments	(2.04)	(.86)	(.24)	(.86)	(.14)
Total Distributions	(2.18)	(1.03)	(.43)	(1.02)	(.27)
Net asset value, end of period	7.27	10.67	10.49	9.98	9.53

Total Return (%)	(14.03)	11.78	9.68	16.00	14.26

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.06	1.06	1.07	1.08
Ratio of net expenses to average net assets	1.09[b]	1.06	1.06[b]	1.07[b]	1.08
Ratio of net investment income to average net assets	1.62	1.55	1.92	1.88	1.49
Portfolio Turnover Rate	33.02	62.06	40.75	34.61	52.47

Net Assets, end of period ($ x 1,000)	1,407	1,719	1,468	1,092	756

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 75

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

			Year Ended August 31,

BNY Mellon Mid Cap Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.19	14.26	14.80	12.29	11.07
Investment Operations:
Investment income—net[a]	.03	.06	.08	.04	.04
Net realized and unrealized gain (loss) on investments	(.53)	2.17	1.21	3.33	1.21
Total from Investment Operations	(.50)	2.23	1.29	3.37	1.25
Distributions:
Dividends from investment income—net	(.04)	(.08)	(.01)	(.04)	(.03)
Dividends from net realized gain on investments	(2.54)	(2.22)	(1.82)	(.82)	—
Total Distributions	(2.58)	(2.30)	(1.83)	(.86)	(.03)
Net asset value, end of period	11.11	14.19	14.26	14.80	12.29

Total Return (%)	(5.67)	16.76	9.14	28.41	11.33

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.91	.91	.91
Ratio of net expenses to average net assets	.90[b]	.90[b]	.91[b]	.91	.91
Ratio of net investment income to average net assets	.28	.42	.51	.26	.34
Portfolio Turnover Rate	121.12	112.31	93.33	83.57	69.03

Net Assets, end of period ($ x 1,000)	1,540,821	1,708,747	1,560,575	1,458,952	1,159,657
a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

			Investor Shares

			Year Ended August 31,

BNY Mellon Mid Cap Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.07	14.16	14.73	12.24	11.03
Investment Operations:
Investment income—net[a]	.00[b]	.02	.04	.00[b]	.01
Net realized and unrealized gain (loss) on investments	(.53)	2.15	1.21	3.32	1.21
Total from Investment Operations	(.53)	2.17	1.25	3.32	1.22
Distributions:
Dividends from investment income—net	—	(.04)	—	(.01)	(.01)
Dividends from net realized gain on investments	(2.54)	(2.22)	(1.82)	(.82)	—
Total Distributions	(2.54)	(2.26)	(1.82)	(.83)	(.01)
Net asset value, end of period	11.00	14.07	14.16	14.73	12.24

Total Return (%)	(5.94)	16.44	8.93	28.05	11.02

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.15	1.15	1.16
Ratio of net expenses to average net assets	1.15[c]	1.15[c]	1.15[c]	1.15	1.16
Ratio of net investment income to average net assets	.03	.16	.26	.02	.10
Portfolio Turnover Rate	121.12	112.31	93.33	83.57	69.03

Net Assets, end of period ($ x 1,000)	28,520	35,139	30,433	26,445	21,810
a Based on average shares outstanding at each month end. b Amount represents less than $.01 per share. c Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 77

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares

			Year Ended August 31,

BNY Mellon Mid Cap Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.52	13.74	14.44	12.09	10.96
Investment Operations:
Investment (loss)—net[a]	(.09)	(.07)	(.07)	(.09)	(.08)
Net realized and unrealized gain (loss) on investments	(.49)	2.07	1.19	3.26	1.21
Total from Investment Operations	(.58)	2.00	1.12	3.17	1.13
Distributions:
Dividends from net realized gain on investments	(2.54)	(2.22)	(1.82)	(.82)	—
Net asset value, end of period	10.40	13.52	13.74	14.44	12.09

Total Return (%)	(6.63)	15.58	8.13	27.11	10.31

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.90	1.90	1.88	1.91
Ratio of net expenses to average net assets	1.90[b]	1.90[b]	1.90[b]	1.88	1.91
Ratio of net investment (loss) to average net assets	(.73)	(.53)	(.48)	(.71)	(.65)
Portfolio Turnover Rate	121.12	112.31	93.33	83.57	69.03

Net Assets, end of period ($ x 1,000)	1,669	3,635	6,170	8,113	9,682

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Class M Shares

			Year Ended August 31,

BNY Mellon Small Cap Stock Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.82	15.39	17.18	14.92	13.17
Investment Operations:
Investment income (loss)—net[a]	.03	.00[b]	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	(1.15)	1.83	.80	2.66	1.77
Total from Investment Operations	(1.12)	1.83	.79	2.65	1.75
Distributions:
Dividends from net realized gain on investments	(2.26)	(2.40)	(2.58)	(.39)	—
Net asset value, end of period	11.44	14.82	15.39	17.18	14.92

Total Return (%)	(9.07)	12.53	5.04	17.86	13.29

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.01	1.01	1.02
Ratio of net expenses to average net assets	1.01[c]	1.00	1.01[c]	1.01[c]	1.02[c]
Ratio of net investment income (loss) to average net assets	.28	.02	(.08)	(.07)	(.11)
Portfolio Turnover Rate	132.19	167.04	108.79	148.54	91.71

Net Assets, end of period ($ x 1,000)	633,118	670,238	667,241	797,808	747,637

a	Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.

c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 79

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon Small Cap Stock Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.50	15.13	16.97	14.78	13.08
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.03)	(.05)	(.05)	(.05)
Net realized and unrealized gain (loss) on investments	(1.13)	1.80	.79	2.63	1.75
Total from Investment Operations	(1.13)	1.77	.74	2.58	1.70
Distributions:
Dividends from net realized gain on investments	(2.26)	(2.40)	(2.58)	(.39)	—
Net asset value, end of period	11.11	14.50	15.13	16.97	14.78

Total Return (%)	(9.36)	12.33	4.78	17.55	13.00

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.26	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.26[c]	1.25	1.26[c]	1.26[c]	1.26[c]
Ratio of net investment income (loss) to average net assets	.02	(.23)	(.35)	(.33)	(.35)
Portfolio Turnover Rate	132.19	167.04	108.79	148.54	91.71

Net Assets, end of period ($ x 1,000)	3,795	5,341	6,618	4,692	3,310

a Based on average shares outstanding at each month end. b Amount represents less than $.01 per share. c Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

	Class M Shares

	Year Ended August 31,

BNY Mellon U.S. Core Equity 130/30 Fund	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.07	(.00)[c]
Net realized and unrealized gain (loss) on investments	(1.32)	.14
Total from Investment Operations	(1.25)	.14
Net asset value, end of period	11.39	12.64

Total Return (%)	(9.89)	1.12[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.39[e]	.50[d]
Ratio of net expenses to average net assets	2.28[e]	.28[d]
Ratio of net investment income (loss) to average net assets	.58	(.03)[d]
Portfolio Turnover Rate	163.66	11.94[d]

Net Assets, end of period ($ x 1,000)	180,803	26,064

a From August 1, 2007 (commencement of operations) to August 31, 2007. b Based on average shares outstanding at each month end. c Amount represents less than $.01 per share. d Not annualized. e Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

The Funds 81

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,

BNY Mellon U.S. Core Equity 130/30 Fund	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	12.63	12.50
Investment Operations:
Investment income (loss)—net[b]	.02	(.00)[c]
Net realized and unrealized gain (loss) on investments	(1.29)	.13
Total from Investment Operations	(1.27)	.13
Net asset value, end of period	11.36	12.63

Total Return (%)	(10.06)	1.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.81[e]	.50[d]
Ratio of net expenses to average net assets	2.71[e]	.28[d]
Ratio of net investment income (loss) to average net assets	.16	(.03)[d]
Portfolio Turnover Rate	163.66	11.94[d]

Net Assets, end of period ($ x 1,000)	13	10

a From August 1, 2007 (commencement of operations) to August 31, 2007. b Based on average shares outstanding at each month end. c Amount represents less than $.01 per share. d Not annualized. e Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

			Class M Shares

			Year Ended August 31,

BNY Mellon International Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	17.56	17.77	16.20	14.29	11.77
Investment Operations:
Investment income—net[a]	.33	.28	.28	.22	.20
Net realized and unrealized gain (loss) on investments	(3.14)	1.92	3.02	2.52	2.51
Total from Investment Operations	(2.81)	2.20	3.30	2.74	2.71
Distributions:
Dividends from investment income—net	(.29)	(.30)	(.23)	(.20)	(.19)
Dividends from net realized gain on investments	(2.35)	(2.11)	(1.50)	(.63)	—
Total Distributions	(2.64)	(2.41)	(1.73)	(.83)	(.19)
Net asset value, end of period	12.11	17.56	17.77	16.20	14.29

Total Return (%)	(18.61)	12.93	21.86	19.51	23.15

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.08	1.10	1.09	1.11
Ratio of net expenses to average net assets	1.06	1.08[b]	1.10[b]	1.09	1.10
Ratio of net investment income to average net assets	2.22	1.59	1.68	1.40	1.46
Portfolio Turnover Rate	78.35	72.83	70.02	44.92	45.60

Net Assets, end of period ($ x 1,000)	2,002,307	2,836,968	2,534,753	1,857,398	1,265,004

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 83

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon International Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	18.29	18.41	16.74	14.74	12.13
Investment Operations:
Investment income—net[a]	.28	.23	.26	.24	.49
Net realized and unrealized gain (loss) on investments	(3.26)	2.03	3.11	2.55	2.20
Total from Investment Operations	(2.98)	2.26	3.37	2.79	2.69
Distributions:
Dividends from investment income—net	(.26)	(.27)	(.20)	(.16)	(.08)
Dividends from net realized gain on investments	(2.35)	(2.11)	(1.50)	(.63)	—
Total Distributions	(2.61)	(2.38)	(1.70)	(.79)	(.08)
Net asset value, end of period	12.70	18.29	18.41	16.74	14.74

Total Return (%)	(18.87)	12.73	21.49	19.24	22.28

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.33	1.36	1.34	1.35
Ratio of net expenses to average net assets	1.32	1.32	1.36[b]	1.34	1.35[b]
Ratio of net investment income to average net assets	1.82	1.26	1.50	1.50	2.63
Portfolio Turnover Rate	78.35	72.83	70.02	44.92	45.60

Net Assets, end of period ($ x 1,000)	6,627	13,634	9,256	3,466	900

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Class M Shares

			Year Ended August 31,

BNY Mellon Emerging Markets Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	24.42	24.53	22.69	17.98	14.92
Investment Operations:
Investment income—net[a]	.23	.25	.29	.32	.25
Net realized and unrealized gain (loss) on investments	(1.45)	7.18	4.96	6.09	3.16
Total from Investment Operations	(1.22)	7.43	5.25	6.41	3.41
Distributions:
Dividends from investment income—net	(.21)	(.22)	(.44)	(.12)	(.12)
Dividends from net realized gain on investments	(6.10)	(7.32)	(2.97)	(1.58)	(.23)
Total Distributions	(6.31)	(7.54)	(3.41)	(1.70)	(.35)
Net asset value, end of period	16.89	24.42	24.53	22.69	17.98

Total Return (%)	(9.11)	35.81	24.59	36.62	22.93

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.53	1.50	1.52	1.51	1.51
Ratio of net expenses to average net assets	1.52	1.50[b]	1.52	1.51[b]	1.50
Ratio of net investment income to average net assets	1.11	1.05	1.18	1.52	1.39
Portfolio Turnover Rate	63.60	60.72	49.06	42.97	46.36

Net Assets, end of period ($ x 1,000)	1,141,146	1,521,024	1,312,055	1,337,801	1,001,344

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 85

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon Emerging Markets Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	24.60	24.65	22.79	18.08	15.00
Investment Operations:
Investment income—net[a]	.20	.15	.26	.30	.17
Net realized and unrealized gain (loss) on investments	(1.50)	7.27	4.96	6.09	3.22
Total from Investment Operations	(1.30)	7.42	5.22	6.39	3.39
Distributions:
Dividends from investment income—net	(.15)	(.15)	(.39)	(.10)	(.08)
Dividends from net realized gain on investments	(6.10)	(7.32)	(2.97)	(1.58)	(.23)
Total Distributions	(6.25)	(7.47)	(3.36)	(1.68)	(.31)
Net asset value, end of period	17.05	24.60	24.65	22.79	18.08

Total Return (%)	(9.29)	35.52	24.29	36.26	22.68

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.78	1.75	1.78	1.72	1.84
Ratio of net expenses to average net assets	1.78[b]	1.74	1.78	1.72[b]	1.83
Ratio of net investment income to average net assets	.96	.65	1.07	1.48	1.14
Portfolio Turnover Rate	63.60	60.72	49.06	42.97	46.36

Net Assets, end of period ($ x 1,000)	7,187	10,846	11,761	4,557	3,424

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Class M Shares

			Year Ended August 31,

BNY Mellon Balanced Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.91	13.17	12.79	11.56	10.79
Investment Operations:
Investment income—net[a]	.30	.29	.27	.22	.20
Net realized and unrealized gain (loss) on investments	(.73)	1.21	.64	1.25	.78
Total from Investment Operations	(.43)	1.50	.91	1.47	.98
Distributions:
Dividends from investment income—net	(.36)	(.32)	(.30)	(.24)	(.21)
Dividends from net realized gain on investments	(1.19)	(1.44)	(.23)	—	—
Total Distributions	(1.55)	(1.76)	(.53)	(.24)	(.21)
Net asset value, end of period	10.93	12.91	13.17	12.79	11.56

Total Return (%)	(3.99)	12.09	7.22	12.78	9.13

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.58	.60	.58	.59
Ratio of net expenses to average net assets	.58[b]	.58[b]	.60	.58	.59[b]
Ratio of net investment income to average net assets	2.51	2.26	2.10	1.81	1.77
Portfolio Turnover Rate[c]	51.92	89.78	64.43	62.64	61.77

Net Assets, end of period ($ x 1,000)	317,545	358,068	342,110	351,525	342,326

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%. c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2008,August 31, 2007,August 31, 2006,August 31, 2005 and August 31, 2004 were 51.44%, 75.75%, 61.53%, 45.79% and 55.45%, respectively.

See notes to financial statements.

The Funds 87

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

BNY Mellon Balanced Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.96	13.21	12.83	11.57	10.79
Investment Operations:
Investment income—net[a]	.27	.26	.24	.18	.17
Net realized and unrealized gain (loss) on investments	(.74)	1.21	.63	1.26	.77
Total from Investment Operations	(.47)	1.47	.87	1.44	.94
Distributions:
Dividends from investment income—net	(.32)	(.28)	(.26)	(.18)	(.16)
Dividends from net realized gain on investments	(1.19)	(1.44)	(.23)	—	—
Total Distributions	(1.51)	(1.72)	(.49)	(.18)	(.16)
Net asset value, end of period	10.98	12.96	13.21	12.83	11.57

Total Return (%)	(4.29)	11.73	6.93	12.55	8.76

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.86	.85	.85	.85
Ratio of net expenses to average net assets	.81[b]	.86[b]	.85	.85	.85[b]
Ratio of net investment income to average net assets	2.28	1.98	1.86	1.45	1.45
Portfolio Turnover Rate[c]	51.92	89.78	64.43	62.64	61.77

Net Assets, end of period ($ x 1,000)	4,812	4,274	3,727	1,848	665

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%. e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2008,August 31, 2007,August 31, 2006,August 31, 2005 and August 31, 2004 were 51.44%, 75.75%, 61.53%, 45.79% and 55.45%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty series, effective as of the close of business on September 12, 2008, including the following diversified equity funds and balanced fund: BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Balanced Fund (each, a “fund” and collectively, the “funds”). Effective March 31, 2008, the Trust changed its name from “Mellon Funds Trust” to its current name and each fund added “BNY” to the beginning of its name. BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund and BNY Mellon U.S. Core Equity 130/30 Fund seek capital appreciation and BNY Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the funds by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon Mid Cap Stock Fund. Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. BNY Mellon Mid Cap Stock Fund does not offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2008, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 800 Investor shares of BNY Mellon U.S. Core Equity 130/30 Fund.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable

The Funds 89

NOTES TO FINANCIAL STATEMENTS (continued)

to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by theTrust’s Board,certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures and options,which are traded on an exchange,are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

BNY Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have arrangements with the custodian and cash management banks whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

BNY Mellon International Fund and BNY Mellon Emerging Markets Fund

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the funds may lend securities to certain qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 1 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2008.

Table 1.

BNY Mellon Large Cap Stock Fund	$133,766
BNY Mellon Income Stock Fund	11,443
BNY Mellon Mid Cap Stock Fund	625,225
BNY Mellon Small Cap Stock Fund	394,441
BNY Mellon Emerging Markets Fund	10,726
BNY Mellon Balanced Fund	68,618

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund and BNY Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

The Funds 91

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(e) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.A fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. As of August 31, 2008, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. Table 2 summarizes open foreign exchange contracts for BNY Mellon International Fund and BNY Mellon Emerging Markets Fund at August 31, 2008.

(f) Concentration of risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.”The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Balanced Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(g) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Balanced Fund declare and pay dividends from investment income-net monthly. BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity Fund 130/30 Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(h) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had

Table 2.

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amount	Cost ($)	Value ($)	(Depreciation) ($)

Purchases;
Euro, expiring 9/2/2008	223,021	328,844	327,183	(1,661)
Sales:		Proceeds ($)
Japanese Yen, expiring 9/2/2008	91,783,316	844,917	843,403	1,514
Japanese Yen, expiring 9/2/2008	59,331,504	543,926	545,201	(1,275)
Swiss Franc, expiring 9/2/2008	1,709,776	1,559,304	1,552,719	6,585
Total				5,163

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amount	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Brazilian Lira, expiring 9/2/2008	1,411,835	854,104	864,963	10,859
Brazilian Lira, expiring 9/3/2008	623,002	375,756	381,683	5,927
Hungarian Forint, expiring 9/2/2008	13,894,254	86,563	86,043	(520)
Malaysian Ringgit, expiring 9/2/2008	827,253	242,028	244,207	2,179
South Korean Won, expiring 9/2/2008	420,010,408	384,554	385,719	1,165
Sales:		Proceeds ($)
Chilean Peso, expiring 9/2/2008	138,677,907	267,747	268,470	(723)
Indian Rupee, expiring 9/2/2008	33,234,505	749,705	759,039	(9,334)
Mexican Peso, expiring 9/2/2008	1,823,201	177,757	177,307	450
South African Rand, expiring 9/2/2008	409,540	53,266	53,204	62
South Korean Won, expiring 9/2/2008	541,353,593	496,035	497,156	(1,121)
Thai Bhat, expiring 9/2/2008	25,864,792	756,971	755,397	1,574
Total				10,518

The Funds 93

NOTES TO FINANCIAL STATEMENTS (continued)

no impact on the operations of the funds for the period ending August 31, 2008.

As of and during the period ended August 31, 2008, the funds did not have any liabilities for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2008.

Table 4 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007, respectively.

During the period ended August 31, 2008, as a result of permanent book to tax differences, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 5.These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts for BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund and BNY Mellon Small Cap Stock Fund, nondeductible expenses for BNY Mellon

Table 3.

	Undistributed	Undistributed	Unrealized	Capital (Losses)
	Ordinary	Capital Gains	Appreciation	Realized After
	Income ($)	(Losses) ($)	(Depreciation) ($)	October 31, 2007 ($

BNY Mellon Large Cap Stock Fund	415,237	17,133,675	199,242,691	—
BNY Mellon Income Stock Fund	226,968	16,165,769	12,104,891	—
BNY Mellon Mid Cap Stock Fund	2,573,168	1,776,804	90,811,770	—
BNY Mellon Small Cap Stock Fund	1,853,155	560,981	16,624,055	19,225,145
BNY Mellon U.S. Core Equity 130/30 Fund	657,459	(114,430)††	(8,516,477)	8,245,237
BNY Mellon International Fund	50,952,391	61,213,723	(383,785,105)	—
BNY Mellon Emerging Markets Fund	67,451,930	194,433,904	(76,871,904)	—
BNY Mellon Balanced Fund	3,772,082	14,006,195	5,810,035	—
† These losses were deferred for tax purposes to the first day of the following year.
†† If not applied the carryover expires in fiscal 2016.

Table 4.

				Long-Term
	Ordinary Income ($)		Capital Gains ($)

	2008	2007	2008	2007

BNY Mellon Large Cap Stock Fund	37,171,503	14,566,348	278,963,515	43,131,986
BNY Mellon Income Stock Fund	9,525,578	7,733,999	64,329,632	35,547,261
BNY Mellon Mid Cap Stock Fund	33,891,042	44,446,751	268,330,173	203,767,126
BNY Mellon Small Cap Stock Fund	33,001,662	4,019,569	61,330,559	92,329,501
BNY Mellon International Fund	140,810,918	105,535,739	249,683,109	236,503,742
BNY Mellon Emerging Markets Fund	97,625,851	73,233,513	270,917,375	314,552,607
BNY Mellon Balanced Fund	12,186,661	9,747,839	31,185,628	36,648,873

U.S. Core Equity 130/30 Fund, foreign exchange gains and losses, and passive foreign investment companies for BNY Mellon International Fund, foreign exchange gains and losses, passive foreign investment companies and India and Thailand capital gains taxes for BNY Mellon Emerging Markets Fund and amortization adjustments, treasury inflation protected securities and real estate investment trusts for BNY Mellon Balanced Fund. Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Line of Credit:

Effective May 1, 2008, the funds participate with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Prior to May 1, 2008, the funds participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. During the period ended August 31, 2008, BNY Mellon Mid Cap Stock Fund and BNY Mellon Small Cap Stock did not borrow under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the period ended

August 31, 2008 for BNY Mellon Large Cap Stock Fund was approximately $162,300, with a related weighted average annualized interest rate of 4.58% .

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2008 for BNY Mellon Income Stock Fund was approximately $1,340,200, with a related weighted average annualized interest rate of 4.72% .

Prime broker fees charged on BNY Mellon U.S. Core Equity 130/30 Fund are included in interest expense.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2008 for BNY Mellon International Fund was approximately $1,032,800, with a related weighted average annualized interest rate of 4.75% .

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2008 for BNY Mellon Emerging Markets Fund was approximately $452,200, with a related weighted average annualized interest rate of 4.72% .

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2008 for BNY Mellon Balanced Fund was approximately $10,200, with a related weighted average annualized interest rate of 3.69% .

Table 5.

	Accumulatead	Accumulatead
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)

BNY Mellon Large Cap Stock Fund	(19,915)	19,915	—
BNY Mellon Income Stock Fund	(12,276)	12,276	—
BNY Mellon Mid Cap Stock Fund	(2,463,710)	1,871,816	591,894
BNY Mellon Small Cap Stock Fund	(444,662)	444,852	(190)
BNY Mellon U.S. Core Equity 130/30 Fund	11,685	(6,030)	(5,655)
BNY Mellon International Fund	(3,159,951)	3,159,951	—
BNY Mellon Emerging Markets Fund	4,507,699	(4,507,699)	—
BNY Mellon Balanced Fund	3,180,196	(3,120,341)	(59,855)

The Funds 95

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Stock Fund, .85% of BNY Mellon Small Cap Stock Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying BNY Mellon funds) of BNY Mellon Balanced Fund.

For BNY Mellon U.S. Core Equity 130/30 Fund, the Investment Adviser contractually agreed through August 31, 2008, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, exclusive of taxes, brokerage commissions, interest on borrowings, shareholder services fees, prime broker fees, substitute dividend expenses on securities sold short and extraordinary expenses, exceed an annual rate of 1.05% of the value of the average daily net assets of the respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $64,823 during the period ended August 31, 2008.

For BNY Mellon International Fund, the Investment Advisor has agreed beginning June 1, 2008, to waive receipt of .15% of the fund’s investment advisory fee.This waiver is voluntary, not contractual, and may be terminated at any time.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $814,495, during the period ended August 31, 2008.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administra-

tion services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

During the period ended August 31,2008,the Distributor retained $2,223 from CDSCs on redemptions of BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. BNY Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2008, BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $19,379 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of ..25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts.

The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2008, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid to the transfer agent.

Table 6.

BNY Mellon Large Cap Stock Fund	$28,219
BNY Mellon Income Stock Fund	3,785
BNY Mellon Mid Cap Stock Fund,
Investor shares	80,801
BNY Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	6,460
BNY Mellon Small Cap Stock Fund	11,392
BNY Mellon U.S. Core Equity 130/30 Fund	28
BNY Mellon International Fund	26,451
BNY Mellon Emerging Markets Fund	25,024
BNY Mellon Balanced Fund	11,141

The funds compensate The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2008, pursuant to the cash management agreement.

Table 7.

BNY Mellon Large Cap Stock Fund	$1,211
BNY Mellon Income Stock Fund	250
BNY Mellon Mid Cap Stock Fund	26,920
BNY Mellon Small Cap Stock Fund	2,066
BNY Mellon U.S. Core Equity 130/30 Fund	88
BNY Mellon International Fund	1,859
BNY Mellon Emerging Markets Fund	2,036
BNY Mellon Balanced Fund	239

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 8 summarizes the amount each funds were charged during the period ended August 31, 2008, pursuant to the custody agreement.

Table 8.

BNY Mellon Large Cap Stock Fund	$149,583
BNY Mellon Income Stock Fund	33,316
BNY Mellon Mid Cap Stock Fund	123,309
BNY Mellon Small Cap Stock Fund	64,242
BNY Mellon U.S. Core Equity 130/30 Fund	70,966
BNY Mellon International Fund	2,566,485
BNY Mellon Emerging Markets Fund	3,279,344
BNY Mellon Balanced Fund	39,353

During the period ended August 31, 2008, each fund was charged $5,622 for services performed by the Chief Compliance Officer.

Table 9 summarizes the components of “Due to the Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 9.

						Less
	Investment	Rule 12b-1	Shareholder		Chief	Expense
	Advisory	Distribution	Services	Custodian	Compliance	Reimbursement
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Fees ($)

BNY Mellon Large Cap Stock Fund	967,145	—	2,015	29,839	3,760	—
BNY Mellon Income Stock Fund	111,719	—	283	6,133	3,760	—
BNY Mellon Mid Cap Stock Fund	995,713	1,061	6,333	37,626	3,760	—
BNY Mellon Small Cap Stock Fund	458,219	—	776	12,336	3,760	—
BNY Mellon U.S. Core Equity 130/30 Fund	120,917	—	3	14,642	3,760	12,539
BNY Mellon International Fund	1,466,141	—	1,365	611,444	3,760	814,495
BNY Mellon Emerging Markets Fund	1,147,991	—	1,534	1,011,852	3,760	—
BNY Mellon Balanced Fund	121,142	—	1,023	9,055	3,760	—

The Funds 97

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Effective June 1, 2008, each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000. Prior to June 1, 2008, the Trust paid its Board members an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and reimbursed them for travel and out-of-pocket expenses, and the Chairmen of the Trust’s Board and Audit Committee received additional annual fees of $10,000 and $8,000, respectively.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, options transactions and foreign currency exchange contracts, during the period ended August 31, 2008, of which $1,693,087 in purchases and $1,686,743 in sales were from mortgage dollar roll transactions in BNY Mellon Balanced Fund.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at August 31, 2008, and their related market values and proceeds are set forth in the Statement of Securities Sold Short for BNY Mellon U.S. Core Equity 130/30 Fund.

BNY Mellon Income Stock Fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur

Table 10.

	Purchases ($)	Sales ($)

BNY Mellon Large Cap Stock Fund	1,052,922,397	1,079,495,616
BNY Mellon Income Stock Fund	98,106,189	269,171,927
BNY Mellon Mid Cap Stock Fund	2,001,261,546	2,101,358,549
BNY Mellon Small Cap Stock Fund	841,275,984	817,690,153
BNY Mellon International Fund	1,883,608,237	2,181,139,322
BNY Mellon Emerging Markets Fund	868,318,154	1,124,291,539
BNY Mellon Balanced Fund	180,210,448	183,220,666
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions	447,804,037	231,450,981
Short sale transactions	84,323,996	132,825,279
Total	532,128,033	364,276,260

a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

Table 11 summarizes BNY Mellon Income Stock Fund’s call/put options written for the period ended August 31, 2008.

Table 12 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2008.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in deriva-

Table 11.

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
	Contract ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
August 31, 2007	—	—
Contracts written	404,300	515,179
Contracts terminated:
Closed	176,500	297,903	190,433	107,470
Expired	152,200	143,089	—	143,090
Total contracts terminated	328,700	440,992	190,433	250,560
Contracts outstanding
August 31, 2008	75,600	74,187

Table 12.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

BNY Mellon Large Cap Stock Fund	1,632,861,394	303,031,273	103,788,582	199,242,691
BNY Mellon Income Stock Fund	191,524,787	29,053,168	16,978,564	12,074,604
BNY Mellon Mid Cap Stock Fund	1,787,528,433	173,292,946	82,481,176	90,811,770
BNY Mellon Small Cap Stock Fund	844,900,869	55,727,802	39,103,747	16,624,055
BNY Mellon U.S. Core Equity 130/30 Fund	251,861,211	10,004,554	20,323,739	(10,319,185)
BNY Mellon International Fund	2,359,783,369	33,428,392	417,043,539 (383,615,147)
BNY Mellon Emerging Markets Fund	1,192,474,717	109,463,600	185,907,453	(76,443,853)
BNY Mellon Balanced Fund	343,363,787	22,899,134	17,089,099	5,810,035

The Funds 99

NOTES TO FINANCIAL STATEMENTS (continued)

tive agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 6—Plan of Reorganization:

On March 11, 2008, the Board of Trustees’ approved an Agreement and Plan of Reorganization between BNY Mellon Small Cap Stock Fund (the “Acquiring Fund”) and BNY Hamilton Small Cap Growth Fund (the “Acquired Fund”), providing for the Acquired Fund to merge into the Acquiring Fund as part of a tax-free reorganization. The merger, which was approved by the Acquired Fund’s shareholders, on July 16, 2008, occurred as of the close of business on September 12, 2008. On that date, shareholders of the Acquired Fund’s Institutional shares received Class M shares of the Acquiring Fund and shareholders of the Acquired Fund’s Class A shares received Investor shares of the Acquiring Fund. The Acquired Fund exchanged all of its assets at net asset value, subject to liabilities, for an equivalent value of shares of the Acquiring Fund. Such shares have been distributed pro rata to shareholders of the Acquired Fund so that each shareholder received a number of shares of the Acquiring Fund equal to the aggregate net asset value of the shareholder’s Acquired Fund’s shares.

On March 11, 2008, the Board of Trustees’ approved an Agreement and Plan of Reorganization between BNY Mellon Small Cap Stock Fund (the “Acquiring Fund”) and BNY Hamilton Small Cap Core Equity Fund (the “Acquired Fund”), providing for the Acquired Fund to merge into the Acquiring Fund as part of a tax-free reorganization. The merger, which was approved by shareholders of the Acquired Fund’s shareholders, on July 16, 2008, occurred as of the close of business on September 12, 2008. On that date, shareholders of the Acquired Fund’s Institutional shares received Class M shares of the Acquiring Fund and the Acquired Fund’s Class A shares received Investor shares of the fund.The Acquired Fund exchanged all of its assets at net asset value, subject to liabilities, for an equivalent value of shares of the Acquiring Fund. Such shares have been distributed pro rata to shareholders of the Acquired Fund so that each shareholder received a number of shares of the Acquiring Fund equal to the aggregate net asset value of the shareholder’s Acquired Fund’s shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Balanced Fund, each a series of BNY Mellon Funds Trust (formerly Mellon Funds Trust) (collectively “the Funds”), including the statements of investments and statement of securities sold short, as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period then ended, the statement of cash flows for the year then ended with respect to the BNY Mellon U.S. Core Equity 130/30 Fund, and the financial highlights for each of the years or periods in the five year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities held as of August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Balanced Fund as of August 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two year period then ended, the results of the BNY Mellon U.S. Core Equity 130/30 Fund’s cash flows for the year then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York October 29, 2008

The Funds 101

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes, the fund hereby designates $1.6387 per share as a long-term capital gain distribution and $.0903 per share as a short-term capital gain distribution paid on December 19, 2007. Also the fund hereby designates 96.43% of the ordinary dividends paid during the fiscal year ended August 31, 2008 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $34,950,114 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

BNY Mellon Income Stock Fund

For federal tax purposes, the fund hereby designates $1.9153 per share as a long-term capital gain distribution and $.1227 per share as a short-term capital gain distribution paid on December 19, 2007. Also the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2008 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,911,432 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

BNY Mellon Mid Cap Stock Fund

For federal tax purposes, the fund hereby designates $2.2866 per share as a long-term capital gain distribution and $.2487 per share as a short-term capital gain distribution paid on December 6, 2007. Also the fund hereby designates 81.05% of the ordinary dividends paid during the fiscal year ended August 31, 2008 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,237,096 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

BNY Mellon Small Cap Stock Fund

For federal tax purposes, the fund hereby designates $1.4687 per share as a long-term capital gain distribution and $.7903 per share as a short-term capital gain distribution of the $2.2590 per share paid on December 5, 2007. Also the fund hereby designates 21.31% of the ordinary dividends paid during the fiscal year ended August 31, 2008 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,885,121 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

BNY Mellon International Fund

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended August 31, 2008:

— the total amount of taxes paid to foreign countries was $7,089,991

— the total amount of income sourced from foreign countries was $61,916,259.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2008 calendar year with Form 1099-DIV which will be mailed by January 31, 2009.Also certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $11,003,519 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $1.6860 per share as a long-term capital gain distribution and $.6610 per share as a short-term capital gain distribution paid on December 18, 2007.

BNY Mellon Emerging Markets Fund

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2008:

— the total amount of taxes paid to foreign countries was $5,988,371

— the total amount of income sourced from foreign countries was $33,018,260.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2008 calendar year with Form 1099-DIV which will be mailed by January 31, 2009. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,564,142 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $4.6360 per share as a long-term capital gain distribution and $1.4630 per share as a short-term capital gain distribution paid on December 21, 2007.

BNY Mellon Balanced Fund

For federal tax purposes, the fund hereby designates $1.1259 per share as a long-term capital gain distribution and $.0661 per share as a short-term capital gain distribution paid on December 19, 2007. Also the fund hereby designates 25.24% of the ordinary dividends paid during the fiscal year ended August 31, 2008 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,165,765 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Funds 103

INFORMATION ABOUT THE REVIEW AND APPROVAL

OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 10-11, 2008, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. Dreyfus also provided the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. The Board members also reviewed reports prepared by Lipper which included information comparing each fund’s performance with that of a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and with that of a broader group of funds (the “Performance Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. Dreyfus also provided a comparison of each fund’s calendar year total returns to the performance of the fund’s benchmark. Representatives of Dreyfus furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe and each Performance Group and Performance Universe.

BNY Mellon Large Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fourth quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The

Board noted that the fund’s performance for periods ended January 31, 2008 was above the medians of the Performance Group for the 1- and 2-year periods, and was below the medians for the 3-, 4- and 5-year periods, and was above the medians of the Performance Universe for the 1-, 2-, 3- and 4-year periods, and was below the median for the 5-year period. The Board considered management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the fund, effective February 15, 2007.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”), and by other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in management of the Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Income Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quartile of the

Expense Group and Expense Universe (below the respective Expense Group and Expense Universe medians).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s performance was below the medians of the Performance Group for the reported periods ended January 31, 2008, and was below the medians of the Performance Universe for the 1-, 2-, 3-and 5-year periods, and was above the median for the 4-year period.The Board considered management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the fund, effective February 15, 2007.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Mid Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Funds 105

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also reviewed, and placed significant emphasis on, the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s performance for periods ended January 31, 2008 was equal to the median of the Performance Group for the 1-year period, was below the median for the 2-year period and was above the medians for the 3-, 4- and 5-year periods, and was above the medians of the Performance Universe for the reported periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Small Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2008, the fund’s performance was above the medians for the 1- and 2-year periods, and was below the medians for the 3-, 4-and 5-year periods, of the Performance Group and the Performance Universe. The Board considered manage-

ment’s efforts in the past two years to improve the fund’s performance by increasing the number of research analysts assigned to cover small-cap stocks.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon International Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fourth quartile (above the median) of the Expense Group and in the third quartile (equal to the median) of the Expense Universe.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s performance was below the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2008, but, except for the one-year performance, was favorable on an absolute basis.The Board considered the voluntary 15 basis point combined fee waiver and expense reimbursement arrangement undertaken by Mellon Bank for an indefinite period, effective June 1, 2008.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”), and by other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in management of the Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermedi-aries.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Emerging Markets Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile of the Expense Group and Expense Universe (above the respective Expense Group and Expense Universe medians).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s performance was below the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2008, but was favorable on an absolute basis.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund

(the “Similar Funds”), and by other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in management of the Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermedi-aries.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Balanced Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the first quartile of the Expense Group and Expense Universe (below the respective medians of the Expense Group and Expense Universe).

The Board also reviewed, and placed significant emphasis on, the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2008, the fund’s performance was above the medians of the Performance Group for the 1-, 2-, 3- and 4-year periods, and was below the median for the 5-year period, and was above the medians of the Performance Universe for the reported periods. The Board also noted management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the equity portion of the fund, effective February 15, 2007.

The Funds 107

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds. The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets, and the extent to which economies of scale would be realized if a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the funds, including soft dollar arrangements with respect to trading the funds’ portfolios.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus to each fund are adequate and appropriate.
  With respect to BNY Mellon Large Cap Stock Fund and BNY Mellon Small Cap Fund, while the Board was concerned with each fund’s longer term perfor- mance, the Board was generally satisfied each fund’s performance in the short term and with management’s efforts to improve performance by appointing a new primary portfolio manager for BNY Mellon Large Cap Stock Fund, effective February 15, 2007, and by increasing the number of research analysts in 2007 assigned to cover small-cap stocks for BNY Mellon Small Cap Stock Fund.

  With respect to BNY Mellon Income Stock Fund, the Board was concerned with the fund’s relative underper- formance for the reported periods, but noted manage- ment’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the fund, effective February 15, 2007.
  With respect to BNY Mellon International Fund and BNY Mellon Emerging Markets Fund, while the Board was concerned with each fund’s performance versus its respective Performance Group, the Board noted the funds’ favorable performance on an absolute basis and, with respect to Mellon International Fund, considered the voluntary 15 basis point combined fee waiver and expense reimbursement arrangement undertaken by Mellon Bank for an indefinite period, effective June 1, 2008.
  With respect to BNY Mellon Mid Cap Stock Fund and Mellon Balanced Fund, the Board was satisfied with each fund’s performance.
  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

The re-approval date of the Investment Advisory Agreement for BNY Mellon U.S. Core Equity 130/30 Fund is May 31, 2009 and, therefore, the Board was not required to consider the re-approval of the Agreement at its meeting held on March 10-11, 2008.

The Funds 109

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (65) Chairman of the Board (2000)

Principal Occupation During Past 5Years:

  Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

Other Board Memberships and Affiliations:

  Board of Consultors of Villanova University School of Law, Board Member
  Temple University,Trustee
  Philadelphia Police Foundation, Board Member
  Philadelphia Children’s First Fund, Board Member
  American College of Trial Lawyers, Fellow
  Historical Society of the United States District Court for the Eastern District of Pennsylvania, Director
  St. Jude's Children Research Hospital Professional Advisory Board, Director
  Crowley Chemical, Director
  Franklin Security Bank,Vice Chairman
  International Academy of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 20

———————

Ronald R. Davenport (72) Board Member (2000)

Principal Occupation During Past 5Years:

 Chairman of Sheridan Broadcasting Corporation since July 1972

Other Board Memberships and Affiliations:

 American Urban Radio Networks, Co-Chairman

No. of Portfolios for which Board Member Serves: 20

———————

John L. Diederich (71) Board Member (2000)

Principal Occupation During Past 5Years:

  Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

Other Board Memberships and Affiliations:

  Continental Mills, a dry baking products company, Board Member
  Pittsburgh Parks Conservancy, Board Member

No. of Portfolios for which Board Member Serves: 20

Maureen M.Young (63) Board Member (2000)

Principal Occupation During Past 5Years:

  Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

Other Board Memberships and Affiliations:

 Oakland Planning and Development Corp., Board Member

No. of Portfolios for which Board Member Serves: 20

———————

Kevin C. Phelan (64) Board Member (2000)

Principal Occupation During Past 5Years:

  Mortgage Banker, Meredith & Grew, Inc. since March 1978, including President since September 2007 and Executive Vice President and Director from March 1998 to September 2007

Other Board Memberships and Affiliations:

  Greater Boston Chamber of Commerce, Director
  Fiduciary Trust of Boston, Director
  Caritas Medical Center,Vice Chairman
  St. Elizabeth’s Medical Center of Boston, Board Member
  Providence College,Trustee
  Simmons College,Trustee
  Newton Country Day School, Chairman of the Board
  Babson College, Board of Visitors
  Boston University School of Public Health, Board of Visitors
  Boston Public Library Foundation, Director
  Boston Foundation, Director
  Boston Municipal Research Bureau, Board Member
  Boys and Girls Club of Boston, Board Member
  Boston Capital Real Estate Investment Trust, Director

No. of Portfolios for which Board Member Serves: 20

———————

Patrick J. Purcell (60) Board Member (2000)

Principal Occupation During Past 5Years:

  Owner, President and Publisher of The Boston Herald since February 1994
  President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
  President and CEO, Herald Media since 2001

Other Board Memberships and Affiliations:

  The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Board Member
  The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member
  United Way of Massachusetts Bay, Board Member
  Greater Boston Chamber of Commerce, Board Member

No. of Portfolios for which Board Member Serves: 20

John R. Alchin (60) Board Member (2008)

Principal Occupation During Past 5Years:

  Retired since 2007
  Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer from 2002 to 2007

Other Board Memberships and Affiliations

  Big Brothers/Big Sisters of Southeastern Pennsylvania, Director
  Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director
  Philadelphia Museum of Art, Board Member
  Metropolitan AIDS Neighborhood Nutrition Alliance, Board Member

No. of Portfolios for which Board Member Serves: 20

Thomas F. Ryan, Jr. (67) Board Member (2000)

Principal Occupation During Past 5Years:

  Retired since April 1999
  President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Brigham & Women’s Hospital,Trustee
  New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director
  RepliGen Corporation, a biopharmaceutical company, Director

No. of Portfolios for which Board Member Serves: 20

———————

Kim D. Kelly (52) Board Member (2008)

  Consultant since 2005
  President, Chief Executive Officer and a Director of Arroyo Video Solutions, Inc., a video-on-demand technology company, from 2004 to 2005
  Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from 2002 to 2003 and Chief Operating Officer from 1998 to 2003

Other Board Memberships and Affiliations:

  Saint David’s School,Trustee
  MCG Capital Corp., Director

No. of Portfolios for which Board Member Serves: 20

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 111

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 43 years old has been employed by Mellon Bank since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Funds 113

NOTES

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX	
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	
BNY Mellon Mid Cap Stock Fund	Class M: MPMCX	Investor: MIMSX	Dreyfus Premier: MMSPX
BNY Mellon Small Cap Stock Fund	Class M: MPSSX	Investor: MISCX	
BNY Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX	
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX	
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX	
BNY Mellon Balanced Fund	Class M: MPBLX	Investor: MIBLX	

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2008 MBSC Securities Corporation

MFTAR0808-EQ

The BNY Mellon Funds

ANNUAL REPORT August 31, 2008

The BANK of NEW YORK MELLON

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal Money Market Fund	5
Understanding Your Fund's Expenses	7
Comparing Your Fund's Expenses With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	30
Important Tax Information	31
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	32
Board Members Information	35
Officers of the Fund	37

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present to you this annual report of BNY Mello Funds Trust, covering the 12-month period fror September 1, 2007, through August 31, 2008.

Economic conditions generally remained unsettled ove the past year. A persistent credit crisis and slower U.S economic growth prompted the Federal Reserve Boar (the "Fed") to reduce interest rates aggressively for muc of the reporting period in an attempt to forestall furthe economic deterioration. However, resurgent inflationar pressures, including soaring food and energy prices, late led the Fed to refrain from further easing, and short term interest rates were unchanged over the reportin period's final four months. As a result, money marke yields declined sharply before stabilizing in the spring.

We believe that monetary and other recent governmer policy actions should contribute to the recuperation of th ongoing credit crisis, and that credit availability is likely t improve slowly as financial institutions remain cautiou Global energy demand has begun to weaken, potentiall alleviating inflationary pressures. The housing market ma bottom later this year, with relatively little potential fo either sharp subsequent declines or a strong rebounc Consequently, we expect the U.S. economy to slow t sub-par levels for a prolonged period, and the Fed is likel to keep interest rates low. As always, your portfolio man ager can help you position your investments accordingly.

For information about how each fund performed durin the reporting period, as well as market perspectives, w have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2008

S.

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to .

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.

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon Money Market Fund’s Class M shares produced a yield of 3.65%, and its Investor shares produced a yield of 3.40% .Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 3.71% and 3.46%, respectively.1

Yields of money market instruments generally declined over much of the reporting period as the Federal Reserve Board (the “Fed”) reduced short-term interest rates to stimulate a struggling U.S. economy and address a global credit crisis that originated in the U.S. sub-prime mortgage market.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Interest Rates Fell due to Credit and Economic Woes

By the start of the reporting period, economic conditions in the United States had begun to deteriorate as a result of slumping housing markets when a larger-than-expected number of homeowners defaulted or fell behind on their mortgages.At the same time,soar-ing food and energy costs put pressure on cash-strapped consumers,who reduced their spending on discretionary items. Businesses also cut back on expenditures as they anticipated potentially weaker business conditions.

Meanwhile, a credit crisis that had originated in the sub-prime mortgage market caused investors to reassess their attitudes toward risk and flock to the relative safety of U.S. Treasury securities and money market funds.The Fed began to address the flagging economy and intensifying credit crunch by injecting liquidity into the banking system and reducing the federal funds rate from 5.25% to 4.75% in September 2007, the first reduction of short-term interest rates in more than four years. However, news of further deterioration in housing prices and massive sub-prime related losses among major financial institutions led to renewed market turbulence, and the Fed responded with additional rate cuts in October and December. As a result, the federal funds rate ended 2007 at 4.25% .

Signs of economic weakness continued to accumulate in early 2008, including the first monthly job losses in more than four years. The Fed took particularly aggressive action in late January, easing the federal funds rate by another 125 basis points in two moves. Despite these actions and a stimulus package passed by Congress, the economy continued to deteriorate amid steady job losses, accelerating inflation and intensifying deleveraging pressures on financial institutions. Additional rate cuts by the Fed followed in March and April, driving the federal funds rate to 2.00% .The Fed left interest rates unchanged at its meetings in June and August despite additional job losses and continued price erosion in housing markets, due mainly to concerns that further easing might amplify inflationary pressures stemming from higher commodity prices.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Although yields of money market instruments declined along with short-term interest rates, instruments at the short end of the maturity spectrum provided higher yields than their longer-term counterparts over the first half of the reporting period due to supply-and-demand influences as record amounts of cash flowed into money market funds from newly risk-averse investors. Over the reporting period’s second half, when it became apparent that the bulk of Fed easing was complete, the money market yield curve returned to a positive slope.

Maintaining a Conservative Investment Posture

In this environment, we maintained the fund’s weighted average maturity in a range we considered longer than industry averages, which enabled the fund to maintain higher yields for a longer time while interest rates declined.While we invested the bulk of the fund’s asset in corporate-backed commercial paper, we gradually reduced that allocation over the course of the reporting period in favor of certificates of deposit and corporate-backed floating-rate notes.

As of the reporting period’s end, the U.S. economic slump has persisted and the global credit crisis has not abated. However, inflationary pressures appear to be receding as prices of crude oil and other commodities have retreated from their peaks due to slackening demand in a slowing global economy. Therefore, we believe that the Fed is unlikely to raise short-term interest rates anytime soon, and we have maintained a relatively long weighted average maturity, which we believe should enable the fund to capture incrementally higher yields from those maturities. Of course, we are prepared to adjust our strategies as economic and market conditions develop.

September 15, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

4

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 2.36%, and its Investor shares produced a yield of 2.11% . Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 2.38% and 2.13%, respectively.1

Yields of tax-exempt money market instruments declined along with short-term interest rates over much of the reporting period, as the Federal Reserve Board (the “Fed”) sought to stimulate economic growth and address a credit crisis in global fixed-income markets.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquid-ity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper. The fund also may invest in custodial receipts.

Interest Rates Fell due to Credit and Economic Woes

By the start of the reporting period, U.S. economic conditions had begun to deteriorate as a result of slumping housing markets when a larger-than-expected number of homeowners defaulted on their mortgages. At the same time, soaring food and energy costs put pressure on cash-strapped consumers, who reduced spending on discretionary items. Businesses also cut back on expenditures as they anticipated potentially weaker business conditions.

Meanwhile, a credit crisis that had originated in the sub-prime mortgage market caused investors to reassess their attitudes toward risk and flock to the relative safety of U.S. Treasury securities and money market funds.The Fed began to address these issues by injecting liquidity into the banking system and reducing the federal funds rate from 5.25% to 4.75% in September 2007, the first reduction in more than four years. However, news of further deterioration in housing prices and massive sub-prime related losses among major financial institutions led to renewed market turbulence, and the Fed responded with additional rate cuts in October and December. As a result, the federal funds rate ended 2007 at 4.25% .

Signs of economic weakness continued to accumulate in early 2008,including the first monthly job losses in more than four years. The Fed took particularly aggressive action in late January, easing the federal funds rate by another 125 basis points in two moves. Despite these actions and a stimulus package passed by Congress, the economy continued to deteriorate amid steady job losses, accelerating inflation and intensifying deleverag-ing pressures on financial institutions. Additional rate cuts by the Fed followed in March and April, driving the federal funds rate to 2.00% . The Fed left interest rates unchanged at its meetings in June and August despite additional job losses and continued price erosion in housing markets, due mainly to concerns that further easing might amplify inflationary pressures.

Assets Flowed into Tax-Exempt Money Market Funds

Although tax-exempt money market yields declined along with interest rates, a record level of assets flowed into municipal money market funds from risk-averse investors. However, robust demand was met with an ample supply of short-term tax-exempt instruments as municipalities began to see lower revenues in the slower economy. In addition, turmoil in some seg-

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

ments of the longer-term municipal bond market resulted in greater issuance of short-term tax-exempt securities.As a result, yields of tax-exempt money market instruments at the short end of the maturity spectrum provided higher yields than their longer-term counterparts over most of the reporting period.

Maintaining a Conservative Investment Posture

Early in the reporting period, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages to take advantage of higher yields on short-term instruments.However,by the reporting period’s end, we had increased the fund’s weighted average maturity to a point that was longer than average, as variable-rate demand notes (“VRDNs”) grew more expensive.As we reduced the fund’s allocation toVRDNs, we generally increased its holdings of municipal notes, tax-exempt commercial paper and seasoned municipal bonds.We maintained a focus on credit quality, generally avoiding instruments that may be affected by concerns surrounding certain insurers, banks and broker-dealers.

As of the reporting period’s end, the U.S. economic slump has persisted and the global credit crisis has not abated. However, inflationary pressures appear to be receding as commodity prices have retreated from their peaks.Therefore, we believe that the Fed is unlikely to raise short-term interest rates anytime soon, and we have maintained a relatively long weighted average maturity, which we believe should enable the fund to capture incrementally higher yields from those maturities. Of course, we are prepared to adjust our strategies as economic and market conditions develop.

September 15, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008
		Class M Shares	Investor Shares

BNY Mellon Money Market Fund
Expenses paid per $1,000†		$ 1.52	$ 2.78
Ending value (after expenses)		$1,013.60	$1,012.40
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†		$ 1.46	$ 2.72
Ending value (after expenses)		$1,008.70	$1,007.40

C O M PA R I N G YO U R F U N D ’ S E X P E N S E S	W I T H	T H O S E O F O T H E R	F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008
	Class M Shares	Investor Shares

BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.53	$ 2.80
Ending value (after expenses)	$1,023.63	$1,022.37
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.48	$ 2.75
Ending value (after expenses)	$1,023.68	$1,022.42

† Expenses are equal to the BNY Mellon Money Market Fund annualized expense ratio of .30% for Class M and .55% for Investor Class and BNY Mellon National Municipal Money Market Fund, .29% for Class M and .54% for Investor Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS
August 31, 2008

BNY Mellon Money Market Fund

Negotiable Bank	Principal			Principal
Certificates of Deposit—28.6%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

ABN AMRO Bank			ABN-AMRO North America
3.03%, 10/24/08	15,000,000	15,000,435	Finance Inc.
Banco Bilbao Vizcaya			2.60%, 9/8/08	35,000,000	34,982,305
Argenteria Puerto Rico			American Express Company
3.08%, 5/26/09	20,000,000	20,000,725	2.42%, 9/17/08	31,000,000	30,966,658
Banco Santander			ANZ National (International) Ltd.
Puerto Rico (Yankee)			2.75%, 9/8/08	45,000,000 [b]	44,975,937
2.56%—2.88%,			Calyon
9/4/08—3/11/09	30,000,000	30,000,147	2.65%, 9/3/08	30,000,000	29,995,592
Bank of America Corp.			DEPFA BANK PLC
2.54%, 9/26/08	50,000,000	50,003,321	2.85%, 10/17/08	23,000,000 [b]	22,916,242
Bank of Nova Scotia			District of Columbia Water
(Yankee)			and Sewer Authority
2.83%, 5/8/09	20,000,000	20,002,665	3.20%, 1/14/09	14,200,000	14,200,000
Calyon (Yankee)			Fortis Banque
3.14%, 2/20/09	15,000,000	15,001,411	Luxembourg S.A.
Canadian Imperial			2.63%, 9/25/08	40,000,000	39,929,867
Bank of Commerce			General Electric Capital Corp.
4.46%, 11/28/08	27,000,000	27,000,631	2.07%, 9/5/08	42,000,000	41,990,340
Citibank (South Dakota)			ING (US) Funding LLC
N.A., Sioux Falls			2.60%, 9/10/08	25,000,000	24,983,781
2.81%, 9/8/08	30,000,000	30,000,000	ING (US) Funding LLC
Credit Suisse Group			2.58%, 10/17/08	30,000,000	29,901,100
2.96%, 10/15/08	45,000,000 [a]	45,018,848	Northern California
Fifth Third Bank			Transmission Agency
3.24%, 12/17/08	25,000,000	25,000,731	2.50%—2.90%,
Royal Bank of Canada			9/3/08—11/6/08	38,500,000	38,500,000
2.93%, 9/19/08	25,000,000 [a]	25,000,000	Prudential Funding LLC
Societe Generale			2.20%, 9/5/08	43,000,000	42,989,489
(Yankee)			Salvation Army
2.90%, 12/8/08	25,000,000	24,983,146	2.46%, 9/11/08	27,150,000	27,150,000
Westpac Banking Corp.			Societe Generale N.A. Inc.
3.24%, 8/25/09	10,000,000	10,000,963	2.36%, 9/5/08	30,000,000	29,992,133
Total Negotiable Bank			Wells Fargo & Co.
Certificates of Deposit			2.38%, 9/12/08	50,000,000	49,963,639
(cost $337,013,023)		337,013,023	Westpac Banking Corp.

			2.93%, 10/3/08	40,000,000	40,000,000
Commercial Paper—51.9%			Yale University

			2.40%, 9/2/08	52,100,000	52,096,525
Abbey National
North America LLC			Total Commercial Paper
3.05%, 4/21/09	15,000,000	14,705,167	(cost $610,238,775)		610,238,775

8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Notes—19.3%	Amount ($)	Value ($)	Notes (continued)	Amount ($)	Value ($)

Allied Irish Banks			Indiana Health and
3.21%, 11/5/08	30,000,000 [a]	30,000,000	Educational Facility
Andrew W. Mellon Foundation NY			2.90%, 9/7/08	23,375,000 [a]	23,375,000
2.48%, 9/7/08	23,050,000 [a]	23,050,000	Mullenix St. Charles Properties LP
Bank of Scotland PLC			2.67%, 9/7/08	7,000,000 [a]	7,000,000
3.01%, 11/6/08	40,000,000 [a]	39,918,589	New Jersey Economic
BBVA U.S. Senior,			Development Authority
S.A. Unipersonal			2.60%, 9/7/08	8,075,000 [a]	8,075,000
2.86%, 10/17/08	24,600,000 [a,b]	24,569,002	New Jersey Economic
Cleveland Ohio Airport System			Development Authority
2.55%, 9/7/08	1,600,000 [a]	1,600,000	2.44%, 9/12/08	2,300,000 [a]	2,300,000
General Secretariat of			New York City NY Transitional
American States			Finance Authority
2.55%, 9/7/08	4,280,000 [a]	4,280,000	2.70%, 9/7/08	19,300,000 [a]	19,300,000
Goldman Sachs Group Inc.			Total Notes
3.79%, 1/15/09	25,700,000	25,754,817	(cost $227,391,225)		227,391,225

Greater Orlando Aviation			Total Investments
Authority FL			(cost $1,174,643,023)	99.8%	1,174,643,023
2.76%, 10/1/08	5,000,000	5,000,000
HSBC Finance Corporation			Cash and Receivables (Net)	.2%	2,810,465
6.29%, 11/17/08	13,100,000	13,168,817	Net Assets	100.0%	1,177,453,488

a Variable rate security—interest rate subject to periodic change. b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, these securities amounted to $92,461,181 or 7.9% of net assets.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

Banking	67.4	Insurance	3.7
Finance	7.3	Other	11.0
Education	6.4
Utility-Electric Revenue	4.0		99.8

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS August 31, 2008

BNY Mellon National Municipal Money Market Fund

	Coupon	Maturity	Principal
Short-Term Investments—101.5%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—1.8%
Jefferson County, Sewer Revenue (Capital
Improvement Warrants) (Insured; FGIC)	5.00	2/1/09	3,935,000 [a]	4,036,585
Mobile Infirmary Health System Special Care Facilities Financing
Authority, Revenue (Infirmary Health System, Inc.)	1.85	9/7/08	25,000,000 [b]	25,000,000
Arizona—1.2%
McAllister Academic Village LLC, Revenue (Arizona State
University McAllister Academic Village Project) (Insured;
AMBAC and Liquidity Facility; State Street Bank and Trust Co.)	7.00	9/7/08	12,400,000 [b]	12,400,000
Sun Devil Energy Center LLC, Revenue, Refunding (Arizona
State University Project) (Insured; Assured Guaranty and
Liquidity Facility; Royal Bank of Canada)	2.00	9/7/08	7,000,000 [b]	7,000,000
Colorado—4.5%
Central Platte Valley Metropolitan District, GO
(Liquidity Facility; BNP Paribas)	3.50	12/1/08	9,200,000	9,200,000
Central Platte Valley Metropolitan District, GO (LOC; U.S. Bank NA)	3.50	12/1/08	1,490,000	1,490,000
Commerce City Northern Infrastructure General
Improvement District, GO, Refunding (LOC; U.S. Bank NA)	1.84	9/7/08	9,390,000 [b]	9,390,000
Commerce City Northern Infrastructure General
Improvement District, GO, Refunding (LOC; U.S. Bank NA)	1.84	9/7/08	6,150,000 [b]	6,150,000
Denver City and County, Excise Tax Revenue (Colorado
Convention Center Expansion Project) (Insured;
FSA and Liquidity Facility; Dexia Credit Locale)	2.25	9/7/08	25,000,000 [b]	25,000,000
Westminster Economic Development Authority,
Tax Increment Revenue (North Huron Urban
Renewal Project) (LOC; DEPFA Bank PLC)	1.85	9/7/08	22,650,000 [b]	22,650,000
Connecticut—3.0%
Connecticut, GO (Liquidity Facility; Bayerische Landesbank)	1.70	9/7/08	19,350,000 [b]	19,350,000
Connecticut, Special Tax Obligation, Refunding
(Transportation Infrastruture Purposes) (Insured;
AMBAC and Liquidity Facility; Westdeutsche Landesbank)	9.00	9/7/08	29,585,000 [b]	29,585,000
District of Columbia—1.8%
District of Columbia, GO (Insured; CIFG and Liquidity Facility; Citibank NA)	1.87	9/7/08	10,015,000 [b,c]	10,015,000
District of Columbia, Multimodal GO, Refunding (LOC; Allied Irish Banks)	1.90	9/7/08	4,285,000 [b]	4,285,000
District of Columbia, Multimodal GO, Refunding (LOC; Dexia Credit Locale)	1.80	9/7/08	15,000,000 [b]	15,000,000
Florida—7.6%
Eclipse Funding Trust (Golden Knights Corporation Master Lease
Program) (Insured; MBIA, Inc. and Liquidity Facility; U.S. Bank NA)	1.87	9/7/08	24,240,000 [b,c]	24,240,000
Florida Keys Aqueduct Authority, Water Revenue
(Insured; FGIC and Liquidity Facility; Citibank NA)	1.87	9/7/08	9,775,000 [b,c]	9,775,000
Highlands County Health Facilities Authority, HR (Adventist Health
System/Sunbelt Obligated Group) (Insured; Berkshire Hathaway
Assurance Corporation and Liquidity Facility; Citibank NA)	1.87	9/7/08	4,660,000 [b,c]	4,660,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
North Broward Hospital District, Revenue,
Refunding (LOC; TD Banknorth NA)	1.77	9/7/08	17,100,000 [b]	17,100,000
Orange County Industrial Development Authority, Revenue,
Refunding (Lake Highland Preparatory School, Inc.
Project) (LOC; Bank of America)	1.90	9/7/08	17,000,000 [b]	17,000,000
Palm Beach County, Revenue, Refunding (Saint Andrew’s
School of Boca Raton, Inc. Project) (LOC; Bank of America)	1.90	9/7/08	10,000,000 [b]	10,000,000
Polk County School District, Sales Tax Revenue (Insured; FSA)	4.00	10/1/08	7,815,000	7,819,360
Sarasota County Public Hospital District, HR (Sarasota
Memorial Hospital Project) (LOC; Fifth Third Bank)	1.81	9/7/08	9,800,000 [b]	9,800,000
Tohopekaliga Water Authority, Utility System Revenue
(LOC; Landesbank Hessen-Thuringen Girozentrale)	1.85	9/7/08	13,000,000 [b]	13,000,000
UCF Health Facilities Corporation, Capital Improvement
Revenue (UCF Health Sciences Campus
at Lake Nona Project) (LOC; Fifth Third Bank)	1.86	9/7/08	10,000,000 [b]	10,000,000
Georgia—7.9%
Atlanta, Water and Wastewater Revenue (LOC; Wachovia Bank)	1.82	9/7/08	15,000,000 [b]	15,000,000
Atlanta, Water and Wastewater Revenue, CP (LOC:
Bank of America, Dexia Credit Locale,
JPMorgan Chase Bank and Lloyds TSB Bank PLC)	1.70	2/4/09	9,111,000	9,111,000
Clayton County Housing Authority, MFHR,
Refunding (Chateau Forest Apartments Project)
(Insured; FSA and Liquidity Facility; Societe Generale)	2.25	9/7/08	6,530,000 [b]	6,530,000
De Kalb County Housing Authority, MFHR, Refunding
(Wood Terrace Apartment Project) (LOC; Wachovia Bank)	2.07	9/7/08	15,935,000 [b]	15,935,000
Fulton County Development Authority, Revenue
(Saint George Village Catholic Continuing Care
Retirement Communities, Inc. Project) (LOC; Bank of America)	1.90	9/7/08	12,990,000 [b]	12,990,000
Metropolitan Atlanta Rapid Transit Authority,
Sales Tax Revenue (Second Indenture Series)
(LOC: Bayerische Landesbank and Westdeutsche Landesbank)	1.75	9/7/08	36,200,000 [b]	36,200,000
Metropolitan Atlanta Rapid Transit Authority,
Sales Tax Revenue (Second Indenture Series)
(LOC: Bayerische Landesbank and Westdeutsche Landesbank)	1.90	9/7/08	33,000,000 [b]	33,000,000
Hawaii—1.1%
Honolulu City and County, CP (LOC; Westdeutsche Landesbank)	1.70	9/3/08	17,500,000	17,500,000
Illinois—10.8%
Chicago, Second Lien Water Revenue (LOC; JPMorgan Chase Bank)	1.75	9/7/08	49,255,000 [b]	49,255,000
Chicago Transit Authority, COP (Insured; Berkshire Hathaway
Assurance Corporation and Liquidity Facility; Citibank NA)	1.87	9/7/08	25,365,000 [b,c]	25,365,000
Elmhurst, Revenue (Joint Commission on Accreditation
of Healthcare Organizations) (LOC; JPMorgan Chase Bank)	1.83	9/7/08	4,265,000 [b]	4,265,000

The Funds 11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Educational Facilities Authority,
Revenue (The University of Chicago)	1.95	5/5/09	18,000,000	18,000,000
Illinois Finance Authority, Revenue (Chicago Symphony
Orchestra) (LOC; Royal Bank of Scotland)	1.80	9/7/08	8,000,000 [b]	8,000,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	2.65	9/1/08	19,060,000 [b]	19,060,000
Illinois Health Facilities Authority, Revenue (Ingalls
Memorial Hospital) (LOC; Northern Trust Co.)	1.88	9/7/08	13,300,000 [b]	13,300,000
Kane County Forest Preserve District, GO	4.50	12/15/08	2,490,000	2,497,998
Regional Transportation Authority, GO, Refunding
(Liquidity Facility; DEPFA Bank PLC)	1.88	9/7/08	25,870,000 [b]	25,870,000
University of Illinois Board of Trustees, Revenue, Refunding (UIC
South Campus Development Project) (LOC; JPMorgan Chase Bank)	1.85	9/7/08	9,500,000 [b]	9,500,000
Indiana—.5%
Lawrenceburg, PCR, Refunding (Indiana Michigan Power
Company Project) (LOC; Royal Bank of Scotland)	1.90	9/7/08	8,600,000 [b]	8,600,000
Iowa—1.3%
Iowa Finance Authority, Private College Revenue, Refunding
(Drake University Project) (LOC; Wells Fargo Bank)	2.45	9/1/08	20,500,000 [b]	20,500,000
Kansas—2.5%
Olathe, GO Temporary Notes	2.75	6/1/09	40,000,000	40,240,952
Kentucky—3.8%
Danville, Multi-City LR, CP (LOC; Fifth Third Bank)	1.70	12/1/08	51,290,000	51,290,000
Warren County, Revenue (WKU Student Life
Foundation, Inc. Project) (LOC; JPMorgan Chase Bank)	1.85	9/7/08	10,000,000 [b]	10,000,000
Louisiana—.6%
Plaquemines Port Harbor and Terminal District,
Port Facilities Revenue, Refunding (International
Marine Terminals Project) (LOC; KBC Bank)	2.20	3/15/09	10,000,000	10,000,000
Maine—.5%
Cumberland County, GO, TAN	3.00	11/10/08	7,500,000	7,510,542
Maryland—3.4%
Maryland Health and Higher Educational Facilities Authority,
Revenue (The Johns Hopkins University Issue)	1.65	9/7/08	14,765,000 [b]	14,765,000
Maryland Health and Higher Educational Facilities
Authority, Revenue (University of Maryland
Medical System Issue) (LOC; Bank of America)	1.85	9/7/08	31,495,000 [b]	31,495,000
Montgomery County, GO, Refunding
(Consolidated Public Improvement)	2.75	1/1/09	9,935,000	9,959,326
Massachusetts—1.9%
Massachusetts, CP (LOC; JPMorgan Chase Bank)	1.62	11/3/08	22,500,000	22,500,000
Massachusetts Development Finance Agency, Revenue
(Lasell College Issue) (LOC; Citizens Bank of Massachusetts)	1.84	9/7/08	1,000,000 [b]	1,000,000

12

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue
(Worcester Polytechnic Institute) (LOC; TD Banknorth NA)	1.80	9/7/08	7,800,000 [b]	7,800,000
Michigan—3.8%
Eastern Michigan University Board of Regents, General Revenue,
Refunding (LOC; Dexia Credit Locale)	1.85	9/7/08	8,000,000 [b]	8,000,000
L’anse Creuse Public Schools, School Building
and Site Bonds (GO-Unlimited Tax) (Insured;
FSA and Liquidity Facility; JPMorgan Chase Bank)	2.03	9/7/08	15,000,000 [b]	15,000,000
Michigan Building Authority, Multi-Modal Revenue
(Facilities Program) (LOC; JPMorgan Chase Bank)	1.82	9/7/08	18,500,000 [b]	18,500,000
Michigan Hospital Finance Authority, Revenue, Refunding
(McLaren Health Care) (LOC; JPMorgan Chase Bank)	1.80	9/7/08	2,700,000 [b]	2,700,000
Michigan Public Educational Facilities Authority, LOR
(Michigan Technical Academy Project) (LOC; Fifth Third Bank)	1.86	9/7/08	3,885,000 [b]	3,885,000
Michigan Strategic Fund, LOR, Refunding (The Detroit Edison
Company Exempt Facilities Project) (LOC; Bank of Nova Scotia)	1.85	9/7/08	14,400,000 [b]	14,400,000
Minnesota—1.5%
Rochester, Health Care Facilities Revenue (Mayo Clinic)	1.68	5/7/09	8,000,000	8,000,000
Rochester, Health Care Facilities Revenue
(Mayo Clinic) (Liquidity Facility; Wells Fargo Bank)	1.90	9/7/08	16,000,000 [b]	16,000,000
Mississippi—1.2%
Mississippi Business Finance Corporation, Health Care Facilities
Revenue (Rush Medical Foundation Project) (LOC; Regions Bank)	1.88	9/7/08	19,400,000 [b]	19,400,000
Nevada—.9%
Clark County, Airport System Subordinate
Lien Revenue (LOC; Bayerische Landesbank)	1.80	9/7/08	8,065,000 [b]	8,065,000
Clark County, Airport System Subordinate Lien
Revenue (LOC; Landesbank Baden-Wurttemberg)	1.80	9/7/08	6,500,000 [b]	6,500,000
New Hampshire—1.6%
New Hampshire Health and Educational Facilities Authority,
Revenue (Saint Anselm College Issue) (LOC; RBS Citizen’s NA)	2.45	9/1/08	14,100,000 [b]	14,100,000
New Hampshire Housing Finance Authority, MFHR, Refunding
(EQR-Bond Partnership— Manchester Project) (LOC; FNMA)	1.95	9/7/08	12,700,000 [b]	12,700,000
New Jersey—1.2%
New Jersey Health Care Facilities Financing Authority, Revenue
(Somerset Medical Center Issue) (LOC; TD Banknorth NA)	1.79	9/7/08	3,400,000 [b]	3,400,000
New Jersey Transportation Trust Fund Authority (Transportation
System) (Insured; AMBAC and Liquidity Facility; Citibank NA)	1.85	9/7/08	15,500,000 [b,c]	15,500,000
New York—3.3%
New York City (LOC; BNP Paribas)	1.67	9/7/08	22,000,000 [b]	22,000,000
New York City Industrial Devlopment Agency, Civic Facility
Revenue (New York University Project) (Insured; Berkshire
Hathaway Assurance Corporation and Liquidity Facility; Citibank NA)	1.86	9/7/08	2,600,000 [b,c]	2,600,000

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Municipal Water Finance Authority, Water
and Sewer Revenue (Insured; Berkshire Hathaway
Assurance Corporation and Liquidity Facility; Citibank NA)	1.87	9/7/08	1,765,000 [b,c]	1,765,000
New York City Transitional Finance Authority, Future Tax
Secured Revenue (Liquidity Facility; Westdeutsche Landesbank)	1.83	9/7/08	21,300,000 [b]	21,300,000
New York State Dormitory Authority, Revenue
(Fordham University) (Insured; Berkshire Hathaway
Assurance Corporation and Liquidity Facility; Citibank NA)	1.86	9/7/08	2,900,000 [b,c]	2,900,000
New York State Dormitory Authority, Revenue
(The College of New Rochelle) (LOC; RBS Citizen’s NA)	1.78	9/7/08	4,000,000 [b]	4,000,000
North Carolina—3.0%
Charlotte-Mecklenburg Hospital Authority, Health Care
Revenue (Carolinas HealthCare System) (Insured; FSA)	2.00	9/7/08	15,645,000 [b]	15,645,000
Charlotte-Mecklenburg Hospital Authority, Health Care
Revenue (Carolinas HealthCare System) (Insured; FSA)	2.18	9/7/08	13,700,000 [b]	13,700,000
New Hanover County, HR, Refunding (New Hanover Regional
Medical Center) (Insured; FSA and Liquidity Facility; Wachovia Bank)	2.15	9/7/08	19,100,000 [b]	19,100,000
Ohio—5.4%
Butler County, Healthcare Facilities Improvement Revenue,
Refunding (Lifesphere Project) (LOC; U.S. Bank NA)	1.75	9/7/08	3,500,000 [b]	3,500,000
Cleveland-Cuyahoga County Port Authority, Cultural
Facility Revenue (Cleveland Museum of Art Project)
(Liquidity Facility; JPMorgan Chase Bank)	1.87	9/7/08	20,000,000 [b]	20,000,000
Lucas County, HR (ProMedica Healthcare
Obligated Group) (LOC; UBS AG)	1.90	9/7/08	7,800,000 [b]	7,800,000
Lucas County, HR (ProMedica Healthcare
Obligated Group) (LOC; UBS AG)	1.90	9/7/08	5,100,000 [b]	5,100,000
Ohio, HR (University Hospitals Health System, Inc.)
(LOC; Royal Bank of Scotland)	1.77	9/7/08	5,800,000 [b]	5,800,000
Ohio Higher Educational Facility, Revenue, Refunding (Case
Western Reserve University Project) (LOC; Allied Irish Banks)	1.75	9/7/08	6,000,000 [b]	6,000,000
University of Akron, General Receipts Bonds, Refunding (Insured;
Assured Guaranty and Liquidity Facility; Dexia Credit Locale)	2.25	9/7/08	25,000,000 [b]	25,000,000
University of Cincinnati, General Receipts
Bonds (LOC; Bayerische Landesbank)	1.87	9/7/08	5,000,000 [b]	5,000,000
Warren County, Health Care Facilities Improvement
Revenue (Otterbein Homes Project) (LOC; U.S. Bank NA)	1.75	9/7/08	10,000,000 [b]	10,000,000
Oklahoma—1.5%
Oklahoma Development Finance Authority, Revenue, Refunding
(INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma
City Hospital Corporation and INTEGRIS Rural Health, Inc)
(Insured; Assured Guaranty and Liquidity Facility; KBC Bank)	1.90	9/7/08	24,360,000 [b]	24,360,000
Oregon—1.4%
Yamhill County Hospital Authority, Revenue, Refunding
(Friendsview Retirement Community—Oregon) (LOC; U.S. Bank NA)	2.45	9/1/08	23,620,000 [b]	23,620,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—7.4%
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Bank of Nova Scotia)	1.75	9/7/08	30,000,000 [b]	30,000,000
Bucks County Industrial Development Authority, Revenue
(SHV Real Estate Inc.) (LOC; ABN-AMRO)	1.78	9/7/08	2,000,000 [b]	2,000,000
Butler County General Authority, Revenue, Refunding
(South Butler County School District, GO Refunding Project)
(Insured; FSA and Liquidity Facility; Dexia Credit Locale)	2.08	9/7/08	13,380,000 [b]	13,380,000
Delaware Valley Regional Finance Authority, Local
Government Revenue (LOC; Bayerische Landesbank)	1.75	9/7/08	15,500,000 [b]	15,500,000
Lancaster County, GO (Insured; FSA and
Liquidity Facility; Royal Bank of Canada)	2.04	9/7/08	22,000,000 [b]	22,000,000
Parkland School District, GO (Insured; FSA
and Liquidity Facility; Royal Bank of Canada)	2.04	9/7/08	9,245,000 [b]	9,245,000
Pennsylvania Higher Educational Facilities Authority, Revenue
(Saint Joseph’s University) (LOC; Royal Bank of Scotland)	1.90	9/7/08	11,400,000 [b]	11,400,000
Quakertown General Authority, Revenue, Refunding
(The Trustees of the University of Pennsylvania Project)	1.65	3/5/09	17,700,000	17,700,000
Rhode Island—1.3%
Narragansett Bay Commission, Wastewater System
Revenue, Refunding (LOC; Royal Bank of Scotland)	1.75	9/7/08	13,840,000 [b]	13,840,000
Rhode Island Economic Development Corporation, Revenue
(Rhode Island Philharmonic Orchestra Issue) (LOC; Citizens Bank NA)	1.87	9/7/08	7,000,000 [b]	7,000,000
Tennessee—.4%
Metropolitan Nashville Airport Authority, Airport
Improvement Revenue, Refunding (LOC; Societe Generale)	1.85	9/7/08	5,900,000 [b]	5,900,000
Texas—7.8%
Austin, Water and Wastewater System Revenue,
Refunding (LOC; Dexia Credit Locale)	1.80	9/7/08	15,500,000 [b]	15,500,000
DFA Municipal Trust (North Texas Tollway Authority,
Dallas North Tollway System, Revenue) (LOC; DEPFA Bank PLC)	2.14	9/7/08	15,000,000 [b,c]	15,000,000
Harris County Flood Control District, CP (LOC;
Landesbank Hessen-Thuringen Girozentrale)	1.65	11/3/08	1,000,000	1,000,000
Harris County Flood Control District, CP (LOC;
Landesbank Hessen-Thuringen Girozentrale)	1.60	11/13/08	2,200,000	2,200,000
Harris County Flood Control District, CP (LOC;
Landesbank Hessen-Thuringen Girozentrale)	1.85	11/13/08	18,605,000	18,605,000
North Texas Tollway Authority, Revenue (Insured;
MBIA, Inc. and Liquidity Facility; Citigroup)	1.87	9/7/08	9,435,000 [b,c]	9,435,000
Richardson Independent School District, Unlimited Tax
School Building Bonds (Liquidity Facility; DEPFA Bank
PLC and LOC; Permanent School Fund Guarantee Program)	2.10	9/7/08	20,300,000 [b]	20,300,000
Texas A&M University, Revenue, CP	1.68	11/3/08	11,000,000	11,000,000
Travis County Health Facilities Development Corporation, Retirement
Facilities Revenue (Longhorn Village Project) (LOC; Bank of Scotland)	1.83	9/7/08	34,600,000 [b]	34,600,000

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Vermont—.7%
Vermont Housing Finance Agency, Student Housing
Facilities Revenue (West Block University of
Vermont Apartments Project) (LOC; Bank of Nova Scotia)	1.85	9/7/08	12,075,000 [b]	12,075,000
Washington—2.8%
Seattle, Water System Revenue (Insured; Berkshire Hathaway
Assurance Corporation and Liquidity Facility; Citigroup)	1.87	9/7/08	3,900,000 [b]	3,900,000
Seattle Housing Authority, Low Income Housing Assistance
Revenue (Foss Home Project) (LOC; Wells Fargo Bank)	1.82	9/7/08	3,805,000 [b]	3,805,000
Tulalip Tribes of the Tulalip Reservation, Revenue,
Refunding (Capital Projects) (LOC; Wells Fargo Bank)	1.92	9/7/08	3,800,000 [b]	3,800,000
Washington Housing Finance Commission, Nonprofit Revenue
(Saint Thomas School Project) (LOC; Bank of America)	1.82	9/7/08	15,695,000 [b]	15,695,000
Washington Public Power Supply System, Electric Revenue,
Refunding (Project Number 1 and 3) (LOC; Bank of America)	1.82	9/7/08	19,105,000 [b]	19,105,000
Wisconsin—2.0%
Milwaukee, School RAN	3.00	9/3/09	25,000,000 [d]	25,345,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Gundersen Lutheran) (LOC; Wells Fargo Bank)	1.79	9/7/08	6,900,000 [b]	6,900,000
Wyoming—.1%
Sweetwater County, PCR, Refunding
(Pacificorp Projects) (LOC; Barclays Bank PLC)	2.55	9/1/08	2,000,000 [b]	2,000,000

Total Investments (cost $1,654,555,763)			101.5%	1,654,555,763
Liabilities, Less Cash and Receivables			(1.5%)	(24,623,298)
Net Assets			100.0%	1,629,932,465

a	This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date or the ultimate maturity date if earlier.

c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, these securities amounted to $121,255,000 or 7.4% of net assets.

[d]	Purchased on a delayed delivery basis.

16

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BIGI	Bond Investors Guaranty Insurance
BPA		Bond Purchase Agreement		CGIC	Capital Guaranty Insurance Company
CIC		Continental Insurance Company		CIFG	CDC Ixis Financial Guaranty
CMAC		Capital Market Assurance Corporation		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
FSA		Financial Security Assurance		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		PILOT	Payment in Lieu of Taxes
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	94.2
AAA,AA,A [e]		Aaa,Aa,A [e]		AAA,AA,A [e]	5.3
Not Rated [f]		Not Rated [f]		Not Rated [f]	.5
100.0

† Based on total investments.

e Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers. f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 17

STATEMENTS OF ASSETS AND LIABILITIES August 31, 2008

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Assets ($):
Investments in securities—See Statement of Investments+	1,174,643,023	1,654,555,763
Interest receivable	4,820,411	4,261,121
Receivable for investment securities sold	—	3,710,759
Prepaid expenses	10,818	12,118
	1,179,474,252	1,662,539,761

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	168,602	118,422
Due to Administrator—Note 4(a)	129,386	182,135
Cash overdraft due to Custodian	1,663,568	6,903,397
Payable for investment securities purchased	—	25,345,000
Payable for shares of Beneficial Interest redeemed	137	—
Accrued expenses	59,071	58,342
	2,020,764	32,607,296

Net Assets ($)	1,177,453,488	1,629,932,465

Composition of Net Assets ($):
Paid-in capital	1,177,426,539	1,630,983,715
Accumulated net realized gain (loss) on investments	26,949	(1,051,250)

Net Assets ($)	1,177,453,488	1,629,932,465

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,175,865,552	1,629,931,364
Shares Outstanding	1,175,838,639	1,630,983,527
Net Asset Value Per Share ($)	1.00	1.00

Investor Shares
Net Assets ($)	1,587,936	1,101
Shares Outstanding	1,587,900	1,102
Net Asset Value Per Share ($)	1.00	1.00

† Investments at cost ($)	1,174,643,023	1,654,555,763
See notes to financial statements.

18

STATEMENTS OF OPERATIONS Year Ended August 31, 2008

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Investment Income ($):
Interest Income	42,082,032	35,485,911
Expenses:
Investment advisory fee—Note 4(a)	1,651,080	2,107,923
Administration fee—Note 4(a)	1,404,284	1,792,995
Custodian fees—Note 4(b)	78,866	214,894
Trustees’ fees and expenses—Note 4(c)	40,993	51,148
Registration fees	38,793	52,824
Professional fees	38,426	37,105
Prospectus and shareholders’ reports	4,024	3,249
Shareholder servicing costs—Note 4(b)	3,496	63
Miscellaneous	22,174	35,395
Total Expenses	3,282,136	4,295,596
Less—expense reduction in fees
due to earnings credits—Note 2(b)	(25,265)	(298,659)
Net Expenses	3,256,871	3,996,937
Investment Income—Net	38,825,161	31,488,974

Net Realized Gain (Loss) on Investments—Note 2(b) ($)	27,996	(1,051,250)
Net Increase in Net Assets Resulting from Operations	38,853,157	30,437,724
See notes to financial statements.

The Funds 19

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon National Municipal
	BNY Mellon Money Market Fund		Money Market Fund

	Year Ended August 31,		Year Ended August 31,

	2008	2007	2008	2007

Operations ($):
Investment income—net	38,825,161	40,669,866	31,488,974	31,063,584
Net realized gain (loss) from investments	27,996	—	(1,051,250)	10,881
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,853,157	40,669,886	30,437,724	31,074,465

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(38,779,281)	(40,620,276)	(31,494,944)	(31,060,143)
Investor Shares	(45,880)	(49,610)	(23)	(3,441)
Total Dividends	(38,825,161)	(40,669,886)	(31,494,967)	(31,063,584)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	2,209,831,039	1,629,857,060	3,276,852,332	2,013,809,020
Investor Shares	701,877	768,283	—	802,269
Dividends reinvested:
Class M Shares	343	5	749	3
Investor Shares	45,876	49,602	23	2,907
Cost of shares redeemed:
Class M Shares	(1,877,235,783)	(1,541,341,988)	(2,586,121,590)	(1,808,087,468)
Investor Shares	(513,869)	(353,581)	—	(805,143)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	332,829,483	88,979,381	690,731,514	205,721,588
Total Increase (Decrease) In Net Assets	332,857,479	88,979,381	689,674,271	205,732,469

Net Assets ($):
Beginning of Period	844,596,009	755,616,628	940,258,194	734,525,725
End of Period	1,177,453,488	844,596,009	1,629,932,465	940,258,194

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Class M Shares

		Year Ended August 31,

BNY Mellon Money Market Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.037	.050	.043	.023	.008
Distributions:
Dividends from investment income—net	(.037)	(.050)	(.043)	(.023)	(.008)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.72	5.16	4.35	2.30	.82

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.30	.31	.31	.33
Ratio of net expenses to average net assets	.30[a]	.30[a]	.31	.31	.33
Ratio of net investment income
to average net assets	3.53	5.04	4.29	2.36	.82

Net Assets, end of period ($ x 1,000)	1,175,866	843,242	754,727	678,569	471,723

a Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

		Year Ended August 31,

BNY Mellon Money Market Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.034	.048	.040	.020	.006
Distributions:
Dividends from investment income—net	(.034)	(.048)	(.040)	(.020)	(.006)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.47	4.89	4.09	2.05	.57

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.57	.64
Ratio of net expenses to average net assets	.55[a]	.55[a]	.56	.57	.64
Ratio of net investment income
to average net assets	3.39	4.80	4.09	2.20	.79

Net Assets, end of period ($ x 1,000)	1,588	1,354	890	640	213
a Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

			Class M Shares

		Year Ended August 31,

BNY Mellon National Municipal Money Market Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.024	.033	.028	.017	.007
Distributions:
Dividends from investment income—net	(.024)	(.033)	(.028)	(.017)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.39	3.40	2.88	1.68	.70

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.30	.32	.32	.33
Ratio of net expenses to average net assets	.28	.30[a]	.31	.32[a]	.33
Ratio of net investment income
to average net assets	2.24	3.35	2.86	1.68	.71

Net Assets, end of period ($ x 1,000)	1,629,931	940,257	734,525	613,375	488,926
a Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Funds 23

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

		Year Ended August 31,

BNY Mellon National Municipal Money Market Fund	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.021	.031	.026	.014	.005
Distributions:
Dividends from investment income—net	(.021)	(.031)	(.026)	(.014)	(.005)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.13	3.15	2.62	1.43	.45

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.57	.58	.60
Ratio of net expenses to average net assets	.53	.55	.57	.57	.60
Ratio of net investment income
to average net assets	2.05	3.16	2.60	1.38	.58

Net Assets, end of period ($ x 1,000)	1	1	1	1	1
See notes to financial statements.
24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty series, effective as of the close of business on September 12, 2008, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). Effective March 31,2008,theTrust changed its name from “Mellon Funds Trust” to “BNY Mellon Funds Trust” and each fund added “BNY” to the beginning of its name. BNY Mellon Money Market Fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the“Manager”or“Dreyfus),a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus,serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”).The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the funds by Mellon Bank, N.A.

or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a

The Funds 25

NOTES TO FINANCIAL STATEMENTS (continued)

framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-

upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital losses carryovers of that fund, if any, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal

26

income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended August 31, 2008.

As of and during the period ended August 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2008, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes. In addition, BNY Mellon National Municipal Money Market Fund had $1,051,250 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The tax characters of distributions paid to shareholders during the fiscal years ended August 31, 2008 and 2007 were all ordinary income for the BNY Mellon Money Market Fund and all tax exempt income for the BNY Mellon National Municipal Money Market Fund.

During the period ended August 31, 2008, as a result of permanent book to tax differences, primarily due to dividend reclassification, BNY Mellon National Municipal Money Market Fund increased accumulated undistributed investment income-net by $5,993 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3—Bank Lines of Credit

Effective May 1, 2008, the funds participate with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Prior to May 1, 2008, the funds participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. During the period ended August 31, 2008, the funds did not borrow under the lines of credit.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of the BNY Mellon Money Market Fund and .15% of the BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of NewYork Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
In excess of $6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to

The Funds 27

NOTES TO FINANCIAL STATEMENTS (continued)

which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 1 summarizes the amounts Investor shares were charged during the period ended August 31, 2008, pursuant to the Shareholder Services Plan.

Table 1.

BNY Mellon Money Market Fund	$3,382
BNY Mellon National Municipal
Money Market Fund	$ 3

The funds compensate The Bank of New York Mellon, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 2 summarizes the amounts the funds were charged during the period ended August 31, 2008, pursuant to the cash management agreements.

Table 2.

BNY Mellon Money Market Fund	$66
BNY Mellon National Municipal
Money Market Fund	$35

Table 4.

During the period ended August 31, 2008 each fund was charged $5,622 for services performed by the Chief Compliance Officer.

The funds compensate The Bank of New York Mellon, under a Custody Agreement for providing custodial services for the funds. Table 3 summarizes the amounts the funds were charged during the period ended August 31, 2008 pursuant to the custody agreement.

Table 3.

BNY Mellon Money Market Fund	$ 78,866
BNY Mellon National Municipal
Money Market Fund	$214,894

Table 4 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Effective June 1, 2008, each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000. Prior to June 1, 2008, the Trust paid its Board members an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and reimbursed them for travel and out-of-pocket expenses, and the Chairmen of the Trust's Board and Audit Committee received additional annual fees of $10,000 and $8,000, respectively.

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

BNY Mellon Money Market Fund	151,167	332	13,343	3,760
BNY Mellon National Municipal Money Market Fund	114,662	—	—	3,760

28

NOTE 5—Subsequent Event:

Each fund has filed a Guarantee Agreement with the United States Department of theTreasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury will guarantee the share price of shares of each fund held by shareholders as of September 19, 2008 at $1.00 per share if a fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program requires a payment to the Treasury in the amount of .01% of each fund’s shares outstanding as of September 19, 2008.This expense will be borne by the funds.

The Funds 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, each a series of BNY Mellon Funds Trust, (collectively “the Funds”), including the statements of investments as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund as of August 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York October 24, 2008

30

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Money Market Fund

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended August 31, 2008 as qualifying “interest related dividends”.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-

net during its fiscal year ended August 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for 2008 calendar year on Form 1099-INT, which will be mailed by January 31, 2009.

The Funds 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 10-11, 2008, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of theTrust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. Dreyfus also provided reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. The Board members also reviewed reports prepared by Lipper which included information comparing each fund’s performance with that of a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and with that of a broader group of funds (the “Performance Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. Representatives of Dreyfus furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe and each Performance Group and Performance Universe.

BNY Mellon Money Market Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quartile of the Expense Group and Expense Universe (below the respective Expense Group and Expense Universe medians).

The Board also reviewed, and placed significant emphasis on, the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s

32

total return performance was above the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2008.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund. Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon National Municipal Money Market Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Board also reviewed, and placed significant emphasis on, the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2008, the fund’s performance was below the medians of the Performance Group for the 1-, 2- and 4-year periods, and was equal to the median for the 3-year period, and was above the medians of the Performance Universe for the 1- and 3-year periods, and was equal to the medians for the 2- and 4-year periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund. Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets, and the extent to which economies of scale would be realized if a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board

The Funds 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus to each fund are adequate and appropriate.
  The Board was satisfied with each fund’s performance.
  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the services pro- vided, comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its rela- tionship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

34

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (65) Chairman of the Board (2000)

Principal Occupation During Past 5Years:

  Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

Other Board Memberships and Affiliations:

  Board of Consultors of Villanova University School of Law, Board Member
  Temple University,Trustee
  Philadelphia Police Foundation, Board Member
  Philadelphia Children’s First Fund, Board Member
  American College of Trial Lawyers, Fellow
  Historical Society of the United States District Court for the Eastern District of Pennsylvania, Director
  St. Jude’s Children Research Hospital Professional Advisory Board, Director
  Crowley Chemical, Director
  Franklin Security Bank,Vice Chairman
  International Academy of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 20

———————

Ronald R. Davenport (72) Board Member (2000)

Principal Occupation During Past 5Years:

Other Board Memberships and Affiliations:

No. of Portfolios for which Board Member Serves: 20

———————

Jack L. Diederich (71) Board Member (2000)

Principal Occupation During Past 5Years:

  Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

Other Board Memberships and Affiliations:

  Continental Mills, a dry baking products company, Board Member
  Pittsburgh Parks Conservancy, Board Member

No. of Portfolios for which Board Member Serves: 20

Maureen M.Young (63) Board Member (2000)

Principal Occupation During Past 5Years:

  Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

Other Board Memberships and Affiliations:

No. of Portfolios for which Board Member Serves: 20

———————

Kevin C. Phelan (64) Board Member (2000)

Principal Occupation During Past 5Years:

  Mortgage Banker, Meredith & Grew, Inc. since March 1978, including President since September 2007 and Executive Vice President and Director from March 1998 to September 2007

Other Board Memberships and Affiliations:

  Greater Boston Chamber of Commerce, Director
  Fiduciary Trust of Boston, Director
  Caritas Medical Center,Vice Chairman
  St. Elizabeth’s Medical Center of Boston, Board Member
  Providence College,Trustee
  Simmons College,Trustee
  Newton Country Day School, Chairman of the Board
  Babson College, Board of Visitors
  Boston University School of Public Health, Board of Visitors
  Boston Public Library Foundation, Director
  Boston Foundation, Director
  Boston Municipal Research Bureau, Board Member
  Boys and Girls Club of Boston, Board Member
  Boston Capital Real Estate Investment Trust, Director

No. of Portfolios for which Board Member Serves: 20

———————

Patrick J. Purcell (60) Board Member (2000)

Principal Occupation During Past 5Years:

  Owner, President and Publisher of The Boston Herald since February 1994
  President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
  President and CEO, Herald Media since 2001

Other Board Memberships and Affiliations:

  The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Board Member
  The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member
  United Way of Massachusetts Bay, Board Member
  Greater Boston Chamber of Commerce, Board Member

No. of Portfolios for which Board Member Serves: 20

The Funds 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

John R. Alchin (60) Board Member (2008)

Principal Occupation During Past 5Years:

  Retired since 2007
  Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer from 2002 to 2007

Other Board Memberships and Affiliations

  Big Brothers/Big Sisters of Southeastern Pennsylvania, Director
  Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director
  Philadelphia Museum of Art, Board Member
  Metropolitan AIDS Neighborhood Nutrition Alliance, Board Member

No. of Portfolios for which Board Member Serves: 20

Thomas F. Ryan, Jr. (67) Board Member (2000)

Principal Occupation During Past 5Years:

  Retired since April 1999
  President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Brigham & Women’s Hospital,Trustee
  New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director
  RepliGen Corporation, a biopharmaceutical company, Director

No. of Portfolios for which Board Member Serves: 20

———————

Kim D. Kelly (52) Board Member (2008)

  Consultant since 2005
  President, Chief Executive Officer and a Director of Arroyo Video Solutions, Inc., a video-on-demand technology company, from 2004 to 2005
  Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from 2002 to 2003 and Chief Operating Officer from 1998 to 2003

Other Board Memberships and Affiliations:

  Saint David’s School,Trustee
  MCG Capital Corp., Director

No. of Portfolios for which Board Member Serves: 20

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For Wealth Management clients, please contact your account officer or call 1-888-281-7350.

36

OFFICERS OF THE FUND (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 43 years old has been employed by Mellon Bank since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager - Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

The Funds 37

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

38

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Each fund will disclose daily, on http://www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

©2008 MBSC Securities Corporation

MFTAR0808-MM

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $350,265.00 in 2007 and $360,822.00 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $53,380.00 in 2007 and $57,545.00 in 2008. These services consisted of: (i) security counts required by rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $33,440.00 in 2007 and $37,995.00 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,455,000 in 2007 and $2,532,612 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:	/s/ Christopher Sheldon
Christopher Sheldon,
President

Date:	10/27/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Sheldon
Christopher Sheldon,
President

Date:	10/27/2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	10/27/2008

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)